--------------------------------------------------------------------------------

                                 SMITH BARNEY
                                  MUNI FUNDS
                              NATIONAL PORTFOLIO
--------------------------------------------------------------------------------

         CLASSIC SERIES  |  SEMI-ANNUAL REPORT  |  SEPTEMBER 30, 2002




                              [LOGO] Smith Barney
                                 Mutual Funds
                Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]


                            PETER M. COFFEY
                            PORTFOLIO MANAGER


   [LOGO]
         Classic Series

 Semi-Annual Report . September 30, 2002

 SMITH BARNEY
 NATIONAL PORTFOLIO

      PETER M. COFFEY

      Peter M. Coffey has more than 33 years of securities business experience and has been managing the Portfolio since 1987.

      FUND OBJECTIVE

      The Portfolio seeks as high a level of income exempt from federal income taxes** as is consistent with prudent investing. The Portfolio invests at least 80% of its net assets in "municipal securities," which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities.

      --
     ** Please note a portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT"). Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

      FUND FACTS

      FUND INCEPTION
      --------------------------------------------------------------------------
      August 20, 1986

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
      --------------------------------------------------------------------------
      33 Years

               CLASS A CLASS B CLASS L
--------------------------------------
NASDAQ          SBBNX   SBNBX   SBNLX
--------------------------------------
INCEPTION      8/20/86 11/7/94 1/5/93
--------------------------------------


Average Annual Total Returns as of September 30, 2002*

                                     Without Sales Charges/(1)/
                                     Class A  Class B  Class L
                   --------------------------------------------
                   Six-Month+         6.85%    6.61%    6.52%
                   --------------------------------------------
                   One-Year           5.66     5.11     5.02
                   --------------------------------------------
                   Five-Year          5.57     5.02     4.95
                   --------------------------------------------
                   Ten-Year           6.54      N/A      N/A
                   --------------------------------------------
                   Since Inception++  7.39     7.01     5.83
                   --------------------------------------------
                                     With Sales Charges/(2)/
                                     Class A  Class B  Class L
                   --------------------------------------------
                   Six-Month+         2.57%    2.11%    4.49%
                   --------------------------------------------
                   One-Year           1.45     0.62     2.97
                   --------------------------------------------
                   Five-Year          4.71     4.87     4.74
                   --------------------------------------------
                   Ten-Year           6.10      N/A      N/A
                   --------------------------------------------
                   Since Inception++  7.12     7.01     5.71
                   --------------------------------------------
/(1)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++Inception dates for Class A, B and L shares are August 20, 1986, November 7,
  1994 and January 5, 1993, respectively.


What's Inside
Letter to Our Shareholders.....................................................1
Historical Performance.........................................................4
Fund at a Glance...............................................................6
Schedule of Investments........................................................7
Statement of Assets and Liabilities...........................................19
Statement of Operations.......................................................20
Statements of Changes in Net Assets ..........................................21
Notes to Financial Statements.................................................22
Financial Highlights..........................................................26


                              [LOGO] Smith Barney
                                 Mutual Funds
                Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

Dear Shareholder,

We are pleased to provide the semi-annual report for Smith Barney Muni
Funds -- National Portfolio ("Portfolio") for the period ended September 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders
Please note that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Smith Barney Muni Funds replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Update
For the six months ended September 30, 2002, the Portfolio's Class A shares, without sales charges, returned 6.85%. In comparison, the Lehman Brothers Municipal Bond Index/1/ returned 8.58% and the Fund's Lipper Inc. ("Lipper")/2/ peer group of general municipal debt funds average generated a total return of 7.96%, for the same period.

Investment Strategy
The Portfolio seeks as high a level of income exempt from regular federal income taxes/3/ as is consistent with prudent investing. As a matter of fundamental policy, under normal circumstances, the Portfolio invests at least 80% of its net assets in "municipal securities," which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities. The interest on these securities is excluded from gross income for federal income tax purposes. As a result, the interest rate on these securities is normally lower than it would be if the securities were subject to federal taxation. The Portfolio may invest in municipal securities of varying maturities, but it typically focuses on municipal securities that have remaining maturities at the time of purchase from five to more than 30 years. The Portfolio invests exclusively in municipal securities that are rated investment-grade at the time of purchase or are of comparable quality if unrated. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized rating organization.




--------
1The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. The index assumes the reinvestment of all dividends and capital gains. Please note that an investor cannot invest directly in an index.
2Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the six months ended September 30, 2002, calculated among 293 funds in the general municipal debt funds average category with reinvestment of dividends and capital gains excluding sales charges.
3Please note a portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT"). Capital gains, if any, are fully taxable. Please consult your personal tax adviser.


      1 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

Portfolio Manager Market Review and Outlook
The last six months have been characterized by slow economic growth, disappointing corporate earnings and increased corporate governance concerns. Weaker economic reports in the latter part of the period raised fears of a "double-dip" recession, with many market participants calling for the U.S. Federal Reserve Board ("Fed") to further reduce short-term interest rates in order to add more stimulus to the economy. Heightened geo-political risk and the potential for war in Iraq also weighed on the markets. Against this backdrop, equity markets plummeted, managing only a brief summer rally before breaking to still lower levels while the fixed-income markets staged a strong move that drove U.S. Treasury and municipal yields to four decade lows. In our opinion, due to different supply and demand characteristics, municipal securities did not quite keep up with U.S. Treasury returns. U.S. Treasury markets not only benefited from core reallocation trends out of equities by large institutional investors, but also from very strong demand from mortgage market investors who needed to lengthen the duration/4/ of their holdings to offset the acceleration in prepayments as rates declined.

In the municipal market, lower rates fueled record high year-to-date new issue volume as many issuers took advantage of this opportunity to refinance. The municipal market also saw a sizeable increase in the volume of tobacco settlement asset securitization deals as many states and counties resorted to this form of financing to plug budget gaps arising from the weak economy. Despite strong demand, we believe this abundance of supply left many municipal securities at or near record cheap levels relative to U.S. Treasuries. Specifically, at the end of the period, we saw that municipal security yields/5/ were over 90% of the yield available on comparable maturity U.S. Treasuries across the yield curve/6/ and by one measure, the Bond Buyer 25-Bond Revenue Bond Index,/7/ yields on long term municipal securities were actually greater than the yield on 30-year U.S. Treasuries. Normally, the added value of tax-exemption allows municipals to trade at lower yield levels than comparable maturity treasuries. The decline in rates also steepened the yield curve drastically. The yield on tax-free money funds was, in our opinion, exceptionally low, forcing investors who wanted a reasonable return to extend into longer maturities. Most of this demand was concentrated in the intermediate maturity range.

In keeping with our income objectives, we did not make major structural changes to the portfolio. However, as rates continued to decline we began to shift to a slightly more defensive posture by reducing our exposure to bonds with a longer maturity, which were selling at a discount, in favor of bonds with higher coupons and shorter call-adjusted/8/ effective maturities.

Looking ahead, we expect economic growth to remain sluggish over at least the next few months. We think the Fed is likely to continue holding short-term interest rates at currently very low levels until there is solid evidence that the economy is on sound footing for sustainable growth. In this environment, we believe municipals should continue to provide good relative value.



--------
4Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
5Municipal security yields as defined by the Bond Buyer's Municipal Bond Index, an index of yields for AA-rated and A-rated municipal bonds that is widely used by dealers to evaluate yields on new municipal bond issues. The index is published in The Bond Buyer, a daily publication specializing in fixed-income securities.
6The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
7The Bond Buyer 25-Bond Revenue Bond Index is the average yield on 25 revenue bonds rated "A1" by Moody's Investors Service, which is a nationally recognized credit rating agency. The Bond Buyer is a daily publication specializing in fixed-income securities. Please note that an investor cannot invest directly in an index.
8Adjusting for call refers to the consideration of whether or not a bond is callable prior to maturity and trading at a premium to face value when determining its effective maturity date.


      2 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

Thank you for your investment in the Smith Barney Muni Funds - National Portfolio. We look forward to continuing to help you meet your investment objectives.


Sincerely,

/s/ R Jay Gerken

R. Jay Gerken
Chairman

October 22, 2002




/s/ Peter M. Coffey
Peter M. Coffey
Vice President and
Investment Officer




The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 7 through 16 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance and the portfolio manager's views are as of September 30, 2002 and are subject to change.


      3 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                         Net Asset Value
                       -------------------
                       Beginning    End     Income   Capital Gain     Total
Period Ended           of Period of Period Dividends Distributions Returns/(1)+/
--------------------------------------------------------------------------------
9/30/02                 $13.18    $13.69     $0.38       $0.00         6.85%++
--------------------------------------------------------------------------------
3/31/02                  13.58     13.18      0.76        0.00         2.67
--------------------------------------------------------------------------------
3/31/01                  12.94     13.58      0.76        0.00        11.16
--------------------------------------------------------------------------------
3/31/00                  13.97     12.94      0.73        0.01        (2.03)
--------------------------------------------------------------------------------
3/31/99                  14.16     13.97      0.75        0.21         5.50
--------------------------------------------------------------------------------
3/31/98                  13.60     14.16      0.80        0.16        11.47
--------------------------------------------------------------------------------
3/31/97                  13.67     13.60      0.79        0.00         5.41
--------------------------------------------------------------------------------
3/31/96                  13.32     13.67      0.81        0.00         8.83
--------------------------------------------------------------------------------
3/31/95                  13.35     13.32      0.84        0.00         6.38
--------------------------------------------------------------------------------
3/31/94                  13.81     13.35      0.86        0.06         3.17
--------------------------------------------------------------------------------
3/31/93                  12.95     13.81      0.89        0.00        13.96
--------------------------------------------------------------------------------
Total                                        $8.37       $0.44
--------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions Returns/(1)+/
-------------------------------------------------------------------------------
9/30/02                $13.16    $13.67     $0.35       $0.00         6.61%++
-------------------------------------------------------------------------------
3/31/02                 13.57     13.16      0.70        0.00         2.13
-------------------------------------------------------------------------------
3/31/01                 12.93     13.57      0.69        0.00        10.64
-------------------------------------------------------------------------------
3/31/00                 13.96     12.93      0.66        0.01        (2.56)
-------------------------------------------------------------------------------
3/31/99                 14.16     13.96      0.68        0.21         4.92
-------------------------------------------------------------------------------
3/31/98                 13.61     14.16      0.73        0.16        10.80
-------------------------------------------------------------------------------
3/31/97                 13.67     13.61      0.72        0.00         4.95
-------------------------------------------------------------------------------
3/31/96                 13.33     13.67      0.74        0.00         8.26
-------------------------------------------------------------------------------
Inception* -- 3/31/95   12.41     13.33      0.32        0.00        10.11++
-------------------------------------------------------------------------------
Total                                       $5.59       $0.38
-------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                      -------------------
                      Beginning    End     Income   Capital Gain     Total
Period Ended          of Period of Period Dividends Distributions Returns/(1)+/
-------------------------------------------------------------------------------
9/30/02                $13.20    $13.71     $0.34       $0.00         6.52%++
-------------------------------------------------------------------------------
3/31/02                 13.59     13.20      0.68        0.00         2.13
-------------------------------------------------------------------------------
3/31/01                 12.95     13.59      0.68        0.00        10.46
-------------------------------------------------------------------------------
3/31/00                 13.97     12.95      0.65        0.01        (2.57)
-------------------------------------------------------------------------------
3/31/99                 14.16     13.97      0.65        0.21         4.79
-------------------------------------------------------------------------------
3/31/98                 13.59     14.16      0.70        0.16        10.71
-------------------------------------------------------------------------------
3/31/97                 13.65     13.59      0.71        0.00         4.90
-------------------------------------------------------------------------------
3/31/96                 13.32     13.65      0.74        0.00         8.13
-------------------------------------------------------------------------------
3/31/95                 13.33     13.32      0.74        0.00         5.80
-------------------------------------------------------------------------------
3/31/94                 13.80     13.33      0.77        0.06         2.40
-------------------------------------------------------------------------------
Inception* -- 3/31/93   13.47     13.80      0.20        0.00         3.98++
-------------------------------------------------------------------------------
Total                                       $6.86       $0.44
-------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.


      4 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+


                                        Without Sales Charges/(1)/
                                        -------------------------
                                        Class A  Class B  Class L
------------------------------------------------------------------
Six Months Ended 9/30/02++               6.85%    6.61%    6.52%
------------------------------------------------------------------
Year Ended 9/30/02                       5.66     5.11     5.02
------------------------------------------------------------------
Five Years Ended 9/30/02                 5.57     5.02     4.95
------------------------------------------------------------------
Ten Years Ended 9/30/02                  6.54      N/A      N/A
------------------------------------------------------------------
Inception* through 9/30/02               7.39     7.01     5.83
------------------------------------------------------------------

                                         With Sales Charges/(2)/
                                         ----------------------
                                         Class A Class B Class L
----------------------------------------------------------------
Six Months Ended 9/30/02++                2.57%   2.11%   4.49%
----------------------------------------------------------------
Year Ended 9/30/02                        1.45    0.62    2.97
----------------------------------------------------------------
Five Years Ended 9/30/02                  4.71    4.87    4.74
----------------------------------------------------------------
Ten Years Ended 9/30/02                   6.10     N/A     N/A
----------------------------------------------------------------
Inception* through 9/30/02                7.12    7.01    5.71
----------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                     Without Sales Charges/(1)/
-----------------------------------------------------------------
Class A (9/30/92 through 9/30/02)              88.34%
-----------------------------------------------------------------
Class B (Inception* through 9/30/02)           70.71
-----------------------------------------------------------------
Class L (Inception* through 9/30/02)           73.55
-----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Inception dates for Class A, B and L shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.


      5 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 NATIONAL PORTFOLIO AT A GLANCE (UNAUDITED)


Growth of $10,000 Invested in Class A Shares of the National Portfolio
vs. Lehman Brothers Municipal Bond Index and Lipper General Municipal Debt
Funds Average+
--------------------------------------------------------------------------------

                       September 1992 -- September 2002

                                     [CHART]

            National                                   Lipper
       Portfolio - Class      Lehman Brothers      General Municipal
            A Shares       Municipal Bond Index    Debt Funds Average
       -----------------   --------------------    ------------------
9/92        $ 9,599              $10,000                $10,000
3/93         10,220               10,560                 11,288
3/94         10,544               10,805                 11,499
3/95         11,217               11,609                 12,218
3/96         12,208               12,582                 13,104
3/97         12,868               13,267                 13,729
3/98         14,344               14,688                 15,199
3/99         15,132               15,599                 15,947
3/00         14,825               15,585                 15,570
3/01         16,479               17,288                 17,121
3/02         16,920               17,949                 17,592
9/02         18,079               19,489                 18,992

+Hypothetical illustration of $10,000 invested in Class A shares on September
 30, 1992, assuming deduction of the 4.00% maximum initial sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains (at net asset value) through September 30, 2002. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed-rate municipal bonds selected from issues larger than $50 million issued since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper General Municipal Debt Funds Average is composed of an average of the Fund's peer group of 293 mutual funds investing in municipal securities as of September 30, 2002. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                           INDUSTRY DIVERSIFICATION*

                                    [CHART]

Education                6.3%
Escrowed to Maturity     5.2%
General Obligation       4.0%
Hospital                18.7%
Housing: Multi-Family   10.5%
Miscellaneous            9.7%
Pollution Control        5.5%
Public Facilities        5.6%
Tobacco                  6.4%
Transportation           9.1%
Other                   19.0%

* As a percentage of total investments. These holdings are as of September 30, 2002 and are subject to change.
++ 0.7% and 0.6% was rated by Fitch IBCA, Duff & Phelps as A and BBB, respectively.

                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS*


                               Standard   Percentage of
                       Moody's & Poor's Total Investments
                       ----------------------------------
                         Aaa     AAA           30.9%
                         Aa      AA            11.5
                          A       A            23.9++
                         Baa     BBB           18.7++
                         Ba      BB             0.6
                          B       B             1.0
                         Caa     CCC            0.2
                         NR      NR            13.2
                                              -----
                                              100.0%
                                              =====


      6 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                          SEPTEMBER 30, 2002



   FACE
  AMOUNT         RATING(a)                                          SECURITY                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
Education -- 6.3%
$ 2,115,000      AAA       ABC Unified School District, CA GO, Capital Appreciation, FGIC-Insured,
                             zero coupon bond due 8/1/32                                                              $     469,551
  1,250,000      BBB+      Brookhaven, NY IDA, Civic Facility Revenue, St. Joseph's College,
                             6.000% due 12/1/20                                                                           1,345,950
  3,000,000      NR        Capital Projects Finance Authority, Student Housing Revenue, CAFRA Capital Corp.,
                             Florida Universities, Series A, 7.850% due 8/15/31                                           3,135,660
                           Chicago, IL Board of Education, School Reform:
                            Series A:
 10,115,000      AAA          FGIC-Insured, zero coupon bond due 12/1/31                                                  2,289,631
  1,000,000      AAA          MBIA-Insured, 5.500% due 12/1/28                                                            1,074,340
 23,000,000      AAA        Series B-1, zero coupon bond due 12/1/30                                                      5,478,370
  1,000,000      Baa3*     Colorado Educational & Cultural Facilities Authority Revenue, Charter School,
                             (Bromley East Project), Series A, 7.250% due 9/15/30                                         1,081,230
    240,000      AAA       Donna, TX ISD, PSFG, School Building, 5.250% due 2/15/25                                         250,212
                           Golden Valley Unified School District, CA Series B, FGIC-Insured:
  1,425,000      AAA        Zero coupon bond due 8/1/34                                                                     285,983
    500,000      AAA        Zero coupon bond due 8/1/36                                                                      90,715
  1,040,000      AAA        Zero coupon bond due 8/1/37                                                                     176,384
  1,500,000      BBB       Illinois Development Authority Revenue, (Chicago Charter School Foundation Project),
                             Series A, 6.125% due 12/1/22                                                                 1,561,110
  2,000,000      Aaa*      Kane McHenry Cook & Dekalb Counties, IL Unit School District No. 300, Capital
                             Appreciation, zero coupon bond due 12/1/21                                                     782,200
  1,000,000      AAA       Lake Superior, MI State University Revenue, AMBAC-Insured, 5.500% due 11/15/21                 1,095,990
  1,000,000      BBB-      New Hampshire Health & Education Facilities Authority Revenue, New Hampshire
                             College, 7.500% due 1/1/31                                                                   1,090,190
  1,500,000      Baa3*     New Hampshire Higher Education & Health, Brewster Academy, 6.750% due 6/1/25                   1,585,860
  2,000,000      AA-       New York State Dormitory Authority, Lease Revenue, State University Dormitory
                             Facilities, 5.375% due 7/1/18                                                                2,199,640
  1,014,000      AA-       New York State Dormitory Authority Revenue, Unrefunded Balance, Series B,
                             7.500% due 5/15/11                                                                           1,268,859
    985,000      Baa3*     Pennsylvania State Higher Educational Facilities Authority, Student Housing Revenue,
                             (Student Association Inc. Project), Series A, 6.750% due 9/1/32                              1,044,051
  1,000,000      BBB-      Savannah, GA EDA, Revenue, (College of Art & Design Inc. Project),
                             6.900% due 10/1/29                                                                           1,086,760
  3,190,000      AAA       Southern Illinois University Revenue, Housing & Auxiliary, Capital Appreciation, Series A,
                             MBIA-Insured, zero coupon bond due 4/1/21                                                    1,300,723
  1,000,000      Baa3*     Student Housing Corp., TX Student Housing Revenue, (MSU Project, Midwestern State
                             University Project), 6.500% due 9/1/34                                                       1,009,830
     10,000      AAA       Weatherford, TX ISD, PSFG, Unrefunded Balance, Capital Appreciation,
                             zero coupon bond due 2/15/21                                                                     3,337
  1,835,000      BBB-++    Will County, IL Student Housing Revenue, (Juliet Junior College Project), Series A,
                             6.750% due 9/1/33                                                                            1,849,001
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         31,555,577
------------------------------------------------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 5.2%
  1,065,000      AAA       Boston, MA Water & Sewer Revenue, Series A, 10.875% due 1/1/09                                 1,366,267
    900,000      NR        Douglas County, NE Hospital Authority No. 2, Bergan Mercy, 9.500% due 7/1/10                   1,152,099
  1,395,000      AAA       Fairmont, WV Water & Sewer Revenue, AMBAC-Insured, 9.250% due 11/1/11                          1,781,973
    890,000      AAA       Illinois Health Facilities Authority Revenue, (Methodist Medical Center Project),
                             9.000% due 10/1/10                                                                           1,101,001
  4,255,000      AAA       Indiana Bond Bank, Special Program, Series A, AMBAC-Insured, 9.750% due 8/1/09                 5,387,638


                      See Notes to Financial Statements.


      7 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT    RATING(a)                                         SECURITY                                               VALUE
--------------------------------------------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 5.2% (continued)
$   570,000 AAA       Minneapolis, MN Hospital Revenue, St. Mary's Hospital & Rehabilitation,
                        10.000% due 6/1/13                                                                      $        789,393
    530,000 AAA       Montana State Board of Regents Revenue, 10.000% due 11/15/08                                       642,424
  6,995,000 AAA       Ohio State Water Development Authority Revenue, Safe Water, Series 2,
                        9.375% due 12/1/10                                                                             8,694,505
  1,025,000 AAA       Philadelphia Hospitals & Higher Education Facilities Authority, Hospital Revenue,
                        Presbyterian Medical Center, 6.650% due 12/1/19                                                1,300,182
  1,070,000 AAA       Provo, UT Electric Revenue, 10.125% due 4/1/15                                                   1,532,283
  1,920,000 AAA       Weber County, UT Hospital Revenue, St. Benedict's Hospital, 10.000% due 3/1/10                   2,444,832
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      26,192,597
--------------------------------------------------------------------------------------------------------------------------------
General Obligation -- 4.0%
  5,000,000 NR        Barona Band of Mission Indians, CA GO, 8.250% due 1/1/20                                         5,402,550
  2,000,000 AAA       Berks County, PA GO, MVRICS, FGIC-Insured, 10.970% due 11/10/20 (c)(d)                           2,094,560
  1,000,000 AAA       Chicago, IL GO, Project & Refunding, Capital Appreciation, Series A, MBIA-Insured,
                        zero coupon bond until 1/1/11, 5.650% thereafter due 1/1/30                                      670,920
  2,000,000 AAA       Cook County, IL Series D, AMBAC-Insured, 5.250% due 11/15/19                                     2,176,700
  2,000,000 AAA       Massachusetts State, RITE-PA 993-R, MBIA-Insured, 9.090% due 11/1/15                             2,723,200
  1,000,000 AA        Texas State GO, Veterans Housing Assistance, Series D, 6.450% due 12/1/20 (c)                    1,058,360
  5,000,000 AAA       Washoe County, NV GO, Reno-Sparks Convention, Series A, FSA-Insured,
                        6.400% due 7/1/29                                                                              6,088,350
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      20,214,640
--------------------------------------------------------------------------------------------------------------------------------
Hospital -- 18.7%
  3,000,000 BBB       Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A,
                        6.625% due 7/1/20                                                                              3,234,870
  3,000,000 BBB-      Arkansas State Development Finance Authority, Hospital Revenue, Washington Regional
                        Medical Center, 7.375% due 2/1/29                                                              3,258,000
  1,500,000 BBB-      Bexar County, TX Health Facilities Development Corp. Revenue, (Army Retirement
                        Residence Project), 6.300% due 7/1/32                                                          1,509,120
                      Colorado Health Facilities Authority Revenue Bonds:
  1,000,000 Baa1*      Parkview Medical Center Project, 6.500% due 9/1/20                                              1,132,640
  1,000,000 A          Vail Valley Medical Center, Series A, 6.500% due 1/15/13                                        1,063,770
  3,000,000 BBB       Cuyahoga County, OH Hospital Facilities Revenue, (Canton Inc. Project),
                        7.500% due 1/1/30                                                                              3,335,430
  3,000,000 A-        Delaware State Health Facilities Authority Revenue, (Nanticoke Memorial Hospital
                        Project), Series B, 5.625% due 5/1/32                                                          3,056,550
  1,500,000 A         Erie County, OH Hospital Facilities Revenue, Firelands Regional Medical Center, Series A,
                        5.625% due 8/15/32                                                                             1,570,080
    350,000 BB-       Green Springs, OH Health Care Facilities Revenue, (St. Francis Health Care Center
                        Project), Series A, 7.125% due 5/15/25                                                           283,574
  3,000,000 BBB       Henderson, NV Health Care Facility Revenue, Catholic Healthcare West, Series A,
                        6.750% due 7/1/20                                                                              3,259,200
  2,000,000 A2*       Huntsville, AL Health Care Authority, Series B, 5.750% due 6/1/32                                2,075,720
                      Illinois Health Facilities Authority Revenue:
    682,000 AAA        Community Provider Pooled Loan Program, FSA-Insured, 7.350% due 8/15/10                           693,955
  3,500,000 CCC        Mercy Hospital & Medical Center, 7.000% due 1/1/07                                              1,225,000
  3,000,000 A          OSF Healthcare Systems, 6.250% due 11/15/29                                                     3,202,290
  1,500,000 A          Passavant Memorial Area Hospital, 6.000% due 10/1/24                                            1,575,435
  3,000,000 BBB-      Indiana Health Facility Financing Authority, Hospital Revenue, Community Foundation
                        Northwest, IN Series A, 6.375% due 8/1/31                                                      3,000,750

                      See Notes to Financial Statements.


      8 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT         RATING(a)                                        SECURITY                                    VALUE
-------------------------------------------------------------------------------------------------------------------------
Hospital -- 18.7% (continued)
$ 3,000,000      A1*       Iowa Finance Authority, Health Care Facilities Revenue,
                             Genesis Medical Center, 6.250% due 7/1/25                                      $ 3,214,200
  3,000,000      AA-       Iowa Finance Authority Revenue, Catholic Health Initiatives,
                             Series A, 6.000% due 12/1/18                                                     3,247,140
                           Klamath Falls, OR Inter-Community Hospital Authority Revenue,
                             (Merle West Medical Center Project):
    900,000      BBB           7.100% due 9/1/24                                                              1,012,446
  1,000,000      BBB           6.250% due 9/1/31                                                              1,060,860
  1,850,000      BBB-      Loudoun County, VA IDA, Hospital Revenue, Loudoun Hospital Center,
                             Series A, 6.000% due 6/1/22                                                      1,881,894
  3,440,000      BBB-      Louisiana Public Facilities Authority Revenue, (General Health
                             System Project), 6.800% due 11/1/16                                              3,624,659
                           Massachusetts State Health & Educational Facilities Authority Revenue:
  1,000,000      AA          Berkshire Health System, Series E, Radian-Insured, 5.700% due 10/1/25            1,071,640
  3,000,000      BBB         Caritas Christi Obligation, Series B, 6.750% due 7/1/16                          3,333,330
  3,000,000      AAA         St. Elizabeth Hospital, LEVRRS, Series G-4, FSA-Insured, INFLOS,
                               10.256% due 7/1/25 (d)                                                         3,128,730
  1,250,000      BBB         University of Massachusetts, Memorial Healthcare Inc., Series C,
                               6.625% due 7/1/32                                                              1,307,600
  1,000,000      A-        New Hampshire Health & Education Facilities Authority Revenue,
                             Healthcare System, Covenant Health, 6.125% due 7/1/31                            1,048,550
                           New Jersey Health Care Facilities Financing Authority Revenue:
    500,000      BBB-        St. Elizabeth Hospital Obligation Group, 6.000% due 7/1/27                         500,770
  2,000,000      BBB-        Trinitas Hospital Obligation Group, 7.400% due 7/1/20                            2,195,540
    250,000      A+        New Mexico State Hospital Equipment Loan Council, Hospital Revenue,
                             Presbyterian Healthcare Services, Series A, 5.500% due 8/1/30                      259,005
  4,920,000      B-        Oklahoma Development Finance Authority Refunding Revenue,
                             Hillcrest Healthcare System, Series A, 5.625% due 8/15/29                        3,585,844
  2,000,000      NR        Orange County, FL Health Facilities Authority Revenue, First Mortgage,
                             Health Care Facilities, 9.000% due 7/1/31                                        2,042,260
  1,000,000      A+        Pennsylvania State Higher Educational Facilities Authority Revenue,
                             University of Pennsylvania Medical Center Health System, Series A,               1,055,210
                             6.000% due 1/15/31
  5,000,000      AA        Philadelphia, PA Hospitals & Higher Education Facilities Authority Revenue,
                             (Children's Hospital Project), Series A, 1.850% due 7/1/22 (d)                   5,000,000
  3,900,000      Aa3*      Rhode Island Health & Educational Building Corp. Refunding Revenue,
                             Health Facilities, St. Antoine Residence, Series A, 6.125% due 11/15/18          4,182,360
  1,000,000      NR        Suffolk County, NY IDA, Civic Facilities Revenue, Eastern Long Island
                             Hospital Association, Series A, 7.750% due 1/1/22                                1,006,130
  2,500,000      A-        Tarrant County, TX Health Facilities Development Corp., Hospital Revenue,
                             6.700% due 11/15/30                                                              2,753,300
  3,000,000      BBB       Tyler, TX Health Facilities Development Corp., Hospital Revenue,
                             Mother Frances Hospital Regional Health, 6.000% due 7/1/31                       3,086,610
                           University, CO Hospital Authority Revenue, Series A:
  1,000,000      A3*         5.600% due 11/15/21                                                              1,044,180
    880,000      A3*         5.600% due 11/15/31                                                                913,660
                           Wisconsin State Health & Educational Facilities Authority Revenue:
  1,000,000      A-          Agnesian Healthcare Inc., 6.000% due 7/1/30                                      1,049,100
  2,500,000      BBB+        Aurora Health Care Inc., Series A, 5.600% due 2/15/29                            2,426,125
  1,875,000      A           Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20                    1,933,219
  1,350,000      A3*         Monroe Clinic Inc., 5.375% due 2/15/22                                           1,366,686
  2,000,000      A           Refunding, Wheaton Franciscan Services, 5.750% due 8/15/30                       2,085,520
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             93,892,952
-------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      9 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT    RATING(a)                                       SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 10.5%
                      Bexar County, TX Housing Finance Corp., MFH Revenue:
$ 3,000,000 A3*        Refunding, Nob Hill Apartments, Series A, 6.000% due 6/1/31                         $      3,065,130
  1,450,000 Aaa*       Series A-1, GNMA-Collateralized, New Light Village, 5.900% due 2/20/38                     1,581,007
  1,000,000 Aaa*       Waters at Northern Hills Apartments, Series A, MBIA-Insured, 6.050% due 8/1/36             1,094,580
  1,500,000 Aaa*      Columbia Heights, MN MFH Revenue, Series A-1, GNMA-Collateralized,
                        Crest View, 6.625% due 4/20/43                                                            1,718,100
    250,000 Aaa*      Cuyahoga County, OH MFH, Dalebridge Apartments, GNMA-Collateralized,
                        FHA-Insured, 6.500% due 10/20/20 (c)                                                        265,575
  1,000,000 Aaa*      De Kalb County, GA Housing Authority, MFH Revenue, (Snapwoods Project), Series A,
                        GNMA-Collateralized, 5.500% due 12/20/32                                                  1,046,010
                      El Paso County, TX Housing Finance Corp., MFH Revenue, Series A:
  3,000,000 A3*        American Village Communities, 6.375% due 12/1/32                                           3,121,410
  2,390,000 A3*        La Plaza Apartments, 6.750% due 7/1/30                                                     2,651,370
  1,000,000 A3*        Las Lomas Apartments, 6.375% due 12/1/29                                                   1,060,000
  4,000,000 Aaa*      Fort Worth, TX Housing Finance Corp., MFH, Villas Eastwood Terrace,
                        GNMA-Collateralized, 6.000% due 8/20/43                                                   4,419,520
  1,000,000 Aaa*      Grand Prairie, TX Housing Finance Corp., MFH Revenue, (Landings of Carrier Project),
                        Series A, GNMA-Collateralized, 6.750% due 9/20/32                                         1,119,830
                      Illinois Housing Development Authority, MFH Revenue:
  1,500,000 Aaa*       Series 1991A, 8.125% due 7/1/10                                                            1,517,505
  1,830,000 Aaa*       Series A-1, GNMA-Collateralized, 5.750% due 12/20/32                                       1,997,591
  1,500,000 Aaa*      Indiana State HFA, MFH Mortgage Revenue, Hunters Run, FHA-Insured,
                        7.250% due 5/1/18 (c)                                                                     1,546,035
  1,000,000 A+        King County, WA Housing Authority Revenue Refunding, Sr. Bonds, Series A,
                        6.800% due 3/1/26                                                                         1,046,230
  1,000,000 Aaa*      Louisiana Local Government Environmental Facilities and Community Development
                        Authority Revenue, Mortgage, Series A, GNMA-Collateralized, Sharlo Apartments,
                        6.500% due 6/20/37                                                                        1,141,120
  1,500,000 A3*       Lubbock, TX Housing Finance Corp., MFH Revenue, Las Colinas Quail Creek
                        Apartments, Series A, 6.000% due 7/1/32                                                   1,540,020
  2,450,000 AAA       Maricopa County, AZ IDA, MFH Revenue Refunding, GNMA-Collateralized, FHA-Insured,
                        6.000% due 10/20/31                                                                       2,735,646
  1,885,000 AAA       Mohave County, AZ IDA, MFH, Copper Ridge Apartments, FHA-Insured,
                        7.375% due 4/1/32 (c)                                                                     1,944,585
  1,250,000 AAA       Phoenix, AZ IDA, MFH Revenue, GNMA-Collateralized, 5.950% due 11/20/36                      1,397,713
    500,000 Aa3*      Portland, OR MFH, LOC U.S. National Bank of Oregon, 6.250% due 5/1/12 (c)                     522,165
    405,000 AAA       Rogers County, OK HFA, Multi-Family Revenue Refunding, Series A,
                        FNMA-Collateralized, FHA-Insured, 7.750% due 8/1/23                                         405,599
  2,347,000 AAA       Seattle, WA Housing Authority, Low Income Housing Revenue, GNMA-Collateralized,
                        7.400% due 11/20/36                                                                       2,641,619
  1,000,000 A3*       Tarrant County, TX Housing Finance Corp., MFH Revenue, Westridge, Series A,
                        6.000% due 6/1/31                                                                         1,018,830
                      Texas State Affordable Housing Corp., MFH Revenue:
  2,000,000 A3*        Ashton Place & Woodstock Apartments, Series A, 6.300% due 8/1/33                           2,089,200
  3,980,000 Baa3*      Sub-HIC Arbrostone/Baybrook, Series C, 7.250% due 11/1/31                                  4,000,099
  4,000,000 A3*       Travis County, TX Housing Finance Authority, MFH Revenue, (Lakeview Apartments
                        Project), Series A, 6.375% due 1/1/34                                                     4,157,440
  1,875,000 AAA       Yuma, AZ IDA, Multi-Family Mortgage Revenue Refunding, Series A,
                        GNMA-Collateralized, 6.100% due 9/20/34 (c)                                               2,070,019
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 52,913,948
---------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     10 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT    RATING(a)                                      SECURITY                                           VALUE
-------------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 2.6%
$    40,000 Aaa*      Aurora Kane & Dupage, IL Single-Family Mortgage Revenue, Series A,
                        GNMA/FHLMC-Collateralized, 7.950% due 10/1/25 (c)                                $         40,000
                      Chicago, IL Single-Family Mortgage Revenue:
  1,535,000 Aaa*       Series A, FNMA/GNMA-Collateralized, 6.350% due 10/1/30 (c)                               1,679,336
    655,000 AAA        Series C, FNMA/FHLMC/GNMA-Collateralized, 7.000% due 3/1/32                                736,344
    140,000 Aa2*      Colorado HFA, Single-Family Program Refunding, Sr. Bonds, Series 94 D-1,
                        8.000% due 12/1/24                                                                        142,963
  1,590,000 AAA       Cowley & Shawnee Counties, KS Mortgage Revenue, Series B, GNMA-Collateralized,
                        AMBAC-Insured, zero coupon bond due 6/1/22 (c)                                            345,936
    185,000 AAA       Fort Worth, TX Housing Finance Corp., Single-Family Mortgage Revenue, Capital
                        Appreciation, Series A, GNMA-Collateralized, zero coupon bond due 6/1/21 (c)               40,923
  1,000,000 Aaa*      Franklin County, OH Mortgage Revenue, Villas at St. Therese, Series E,
                        GNMA-Collateralized, 5.900% due 6/20/39                                                 1,076,420
    255,000 AA        Idaho Housing Agency, Single-Family Mortgage, Series C-2, FHA-Insured,
                        7.900% due 1/1/22 (c)                                                                     255,864
    205,000 Aa2*      Labette County, KS Single-Family Mortgage Revenue Refunding, Series A,
                        8.400% due 12/1/11                                                                        213,319
  1,140,000 AA        Massachusetts State HFA, Single-Family Mortgage Housing Revenue, Series 38,
                        7.200% due 12/1/26 (c)                                                                  1,197,547
                      Missouri State Housing Development Community Mortgage Revenue, Series C:
    245,000 AAA        Capital Appreciation, GNMA-Collateralized, zero coupon bond due 7/1/23                      54,811
    390,000 AAA        GNMA/FNMA-Collateralized, 7.450% due 9/1/27 (c)                                            427,592
    625,000 Aa3*      New Hampshire State HFA, Single-Family Residential Mortgage, Series D,
                        LOC Landesbank Hessen, 7.250% due 7/1/15 (c)                                              631,413
    145,000 AAA       Ohio Housing Finance Agency Residential Mortgage, Series A-2,
                        GNMA-Collateralized, 6.625% due 3/1/26 (c)                                                151,944
                      Panhandle, TX Regional Housing Finance Corp.:
  1,000,000 Aaa*       Series A, GNMA-Collateralized, 6.650% due 7/20/42                                        1,125,350
     45,000 BBB        Single-Family Mortgage Revenue, 10.375% due 3/1/09                                          45,188
    535,000 AA+       Pennsylvania State HFA, Single-Family Mortgage Revenue, Series 39B,
                        6.875% due 10/1/24 (c)                                                                    554,244
  1,000,000 AAA       Pima County, AZ Single-Family Mortgage Revenue, Series A, GNMA/FNMA/FHLMC-
                        Collateralized, 7.100% due 11/1/29 (c)                                                  1,084,040
    125,000 AAA       Prince Georges County, MD Housing Authority, Single-Family Mortgage Revenue
                        Refunding, Series A, GNMA-Collateralized, 8.000% due 1/1/17                               131,513
    200,000 AAA       Reno County, KS Single-Family Mortgage Revenue, Series A, AMBAC-Insured,
                        zero coupon bond due 12/1/14                                                               51,224
  2,345,000 Aaa*      Sedgwick & Shawnee Counties, KS Single-Family Mortgage Revenue, Series A-1,
                        GNMA-Collateralized, 6.875% due 12/1/26 (c)                                             2,594,461
     89,411 A1*       St. Bernard Parish, LA Home Mortgage Authority, Single-Family Mortgage Revenue
                        Refunding, Series A, 8.000% due 3/25/12                                                    89,687
    240,000 AAA       Travis County, TX Housing Finance Corp., Single-Family Mortgage Revenue, Series B,
                        GNMA/FNMA-Collateralized, 7.100% due 10/1/27 (c)                                          251,863
     30,000 AA        Wyoming Community Development Authority, Series B, FHA-Insured,
                        8.125% due 6/1/21 (c)                                                                      30,078
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               12,952,060
-------------------------------------------------------------------------------------------------------------------------
Industrial Development -- 3.9%
  2,500,000 NR        Alaska Industrial Development & Export Authority Revenue, Williams Lynxs Alaska
                        Cargoport, 8.125% due 5/1/31                                                            2,647,075
  5,000,000 A         Brazos River, TX Habor Navigation District, Brazoria County Environmental,
                        (Dow Chemical Co. Project), Series A-7, 6.625% due 5/15/33 (c)                          5,319,100

                      See Notes to Financial Statements.


     11 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT         RATING(a)                                        SECURITY                                             VALUE
----------------------------------------------------------------------------------------------------------------------------------
Industrial Development -- 3.9% (continued)
$ 1,050,000      A+++      Brookhaven, NY IDA Revenue, TDS Realty/Island ADC Income Facility, LOC Fleet Bank,
                             6.550% due 12/1/19 (c)                                                               $      1,169,017
  2,000,000      NR        Hillsborough County, FL IDA, Exempt Facilities Revenue, National Gypsum, Series A,
                             7.125% due 4/1/30 (c)                                                                       2,033,740
  1,640,000      AA-       Oklahoma City, OK Industrial & Culture Facilities, Trigen Energy Corp.,
                             6.750% due 9/15/17 (c)                                                                      1,647,118
  1,000,000      A+        Rensselaer County, NY IDA, Albany International Corp., LOC Fleet Bank,
                             7.550% due 7/15/07 (c)                                                                      1,159,200
  1,000,000      Baa3*     Rockbridge County, VA IDA Revenue, VA Horse Center, Series C, 6.850% due 7/15/21              1,043,390
  2,500,000      NR        Suffolk County, NY IDA Revenue, Nissequogue Cogen Partners Facility,
                             5.500% due 1/1/23 (c)                                                                       2,405,325
  2,000,000      A+        West Chicago, IL IDR, (Leggett & Platt Inc. Project), 6.900% due 9/1/24 (c)                   2,110,360
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        19,534,325
------------------------------------------------------------------------------------------------------------------------------------
Life Care -- 3.0%
  2,925,000      Aa*       Hamilton County, OH Mortgage Revenue, Judson Care Center, Series A, FHA-Insured,
                             6.500% due 8/1/26                                                                           3,157,070
  2,500,000      BBB       Illinois Development Finance Authority Health Facilities, Community Living,
                             7.125% due 3/1/10                                                                           2,553,025
  1,000,000      Baa2*     Indianapolis, IN Industrial EDR Refunding & Improvement, 7.625% due 10/1/22                   1,029,040
  1,000,000      A-        Lancaster County, PA Hospital Authority Revenue, Health Center, (Willow Valley
                             Retirement Project), 5.875% due 6/1/31                                                      1,033,890
  1,150,000      NR        Lancaster, PA IDA Revenue, (Garden Spot Village Project), Series A, 7.625% due 5/1/31         1,212,330
    965,000      AAA       Massachusetts State Industrial Finance Agency Revenue Refunding, Series A, Chelsea
                             Jewish, FHA-Insured, 6.500% due 8/1/37                                                      1,071,449
  1,000,000      NR        Montgomery County, PA Higher Education & Health Authority Revenue, Temple
                             Continuing Care Center, 6.750% due 7/1/29                                                     844,550
  2,000,000      NR        North Manchester, Industrial Revenue, (Peabody Retirement Community Project),
                             Series A, 7.125% due 7/1/22                                                                 1,961,320
                           Orange County, NY Industrial Development Agency, Civic Facilities Revenue, (Arden Hill
                             Life Care Center Project), Series A:
  1,000,000      NR           7.000% due 8/1/21                                                                          1,016,550
  1,000,000      NR           7.000% due 8/1/31                                                                          1,008,920
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,888,144
------------------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 9.7%
  2,265,000      NR        Bonnet Creek Resort Community Development District, Special Assessment,
                             7.375% due 5/1/34                                                                           2,296,143
  2,500,000      Baa3*     Boston, MA Industrial Development Financing Authority, (Crosstown Center Project),
                             6.500% due 9/1/35                                                                           2,469,700
  3,500,000      AAA       Brazos River Authority, TX Revenue, (Houston Industries Inc. Project), Series B,
                             5.125% due 11/1/20                                                                          3,673,250
  1,000,000      NR        Capital Region Community, FL Development District Revenue, Capital Improvement,
                             Series A, 6.700% due 5/1/32                                                                 1,036,730
  1,950,000      NR        Century Parc Community Development District, FL Special Assessment,
                             7.000% due 11/1/31                                                                          2,007,135
                           Dauphin County, PA General Authority:
  4,000,000      NR         Hyatt Regency, 6.200% due 1/1/29                                                             3,358,720
  1,500,000      NR         Riverfront Office, 6.000% due 1/1/25                                                         1,479,900
  2,000,000      B2*       Galveston, TX Special Contract Revenue Refunding, (Farmland Industries Inc. Project),
                             5.500% due 5/1/15                                                                           1,400,000


                      See Notes to Financial Statements.


     12 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT    RATING(a)                                         SECURITY                                              VALUE
-------------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 9.7% (continued)
$ 1,000,000 BBB       Gulf Coast Waste Disposal Authority, TX Series A, 6.100% due 8/1/24                      $      1,029,690
  2,200,000 NR        Harrisburg, PA Redevelopment Authority, First Mortgage Office Building,
                        6.750% due 5/15/25                                                                            2,201,430
  2,000,000 A+        Houston, TX Participation Interest, 6.400% due 6/1/27                                           2,202,620
  2,000,000 A         Illinois Development Finance Authority Revenue, City of East St. Louis,
                        7.250% due 11/15/09                                                                           2,180,600
  1,500,000 AAA       Indiana Bond Bank Guaranty, State Revolving Fund, Series A, 6.875% due 2/1/12                   1,681,965
  2,375,000 NR        Maryland State Economic Development Corp. Revenue, Health & Mental Hygiene
                        Program, Series A, 7.750% due 3/1/25                                                          2,580,461
  1,000,000 AA        Massachusetts State Development Finance Agency Revenue, May Institute Issue,
                        Radian-Insured, 5.750% due 9/1/29                                                             1,098,870
  5,750,000 AAA       Mississippi Development Bank Special Obligation, Capital Projects & Equipment
                        Program, Series A, AMBAC-Insured, 5.625% due 7/1/31                                           6,573,515
  1,000,000 NR        New Morgan, PA Municipal Authority Office Revenue, (Commonwealth Office Project),
                        Series A, 6.500% due 6/1/25                                                                   1,022,070
  1,000,000 BBB-++    Overland Park, KS Development Corp. Revenue, First Tier, Overland Park, Series A,
                        7.375% due 1/1/32                                                                             1,052,850
  3,500,000 NR        Reunion East Community Development District, FL Special Assessment, Series A,
                        7.375% due 5/1/33                                                                             3,548,405
  3,000,000 AA        Rhode Island State Economic Development Corp. Revenue, Providence Plaza Mall,
                        Sr. Notes, Radian-Insured, 6.125% due 7/1/20                                                  3,475,920
  2,470,000 AA        Wenonah Park Properties Inc., Bay City Hotel Revenue Bond, 7.500% due 4/1/33                    2,442,262
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     48,812,236
-------------------------------------------------------------------------------------------------------------------------------
Pollution Control -- 5.5%
  1,700,000 BBB       Adams County, MS Environmental Improvement Revenue Refunding, (International
                        Paper Co. Project), Series A, 6.800% due 8/1/24 (c)                                           1,829,234
  5,000,000 Aa3*      Brazos River, TX Navigation District, (BASF Corp. Project), 6.750% due 2/1/10                   6,031,250
  3,600,000 A1*       La Crosse, WI Resource Recovery Revenue Refunding, (Northern States Power Co.
                        Project), 6.000% due 11/1/21 (c)                                                              4,185,144
  3,000,000 BBB       Lowndes County, MS Solid Waste Disposal & PCR Refunding, (Weyerhaeuser Co.
                        Project), Series A, 6.800% due 4/1/22                                                         3,431,550
  1,000,000 BBB+      Mobile, AL Industrial Development Board, Environmental Improvement Revenue,
                        (International Paper Co. Project), Series B, 6.450% due 5/15/19 (c)                           1,068,740
    500,000 NR        Ohio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.000% due 6/1/21 (c)+                 0
  1,000,000 BBB       Rapides, LA Finance Authority, Environmental Improvement Revenue, (International
                        Paper Co. Project), Series A, 6.550% due 11/15/23 (c)                                         1,063,010
  1,850,000 BBB       Richland, SC Solid Waste Facility, (Union Camp Project), Series B, 7.125% due 9/1/21 (c)        1,879,989
  3,000,000 NR        Rockdale County, GA Solid Waste Authority Revenue, (Visy Paper Inc. Project),
                        7.500% due 1/1/26 (c)                                                                         3,055,410
  1,945,000 A         Saint Charles Parish, LA PCR, (Union Carbide Project), 7.350% due 11/1/22 (c)                   1,988,549
  1,130,000 A         Southwestern Illinois Development Authority, Solid Waste Disposal Revenue, (Laclede
                        Steel Co. Project), 8.500% due 8/1/20 (c)                                                     1,152,894
  2,200,000 BBB-      Sweetwater County, WY Solid Waste Disposal Revenue, (FMC Corp. Project), Series A,
                        7.000% due 6/1/24 (c)                                                                         2,133,054
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     27,818,824
-------------------------------------------------------------------------------------------------------------------------------
Pre-Refunded (e) -- 0.9%
    500,000 NR        Illinois Health Facility Authority Revenue, United Medical Center, (Call 7/1/03 @ 100),
                        8.375% due 7/1/12                                                                               525,525
    486,000 AA-       New York State Dormitory Authority Revenue, Series B, (Call 5/15/05 @ 100),
                        7.500% due 5/15/11                                                                              623,893

                      See Notes to Financial Statements.


     13 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT    RATING(a)                                        SECURITY                                             VALUE
-----------------------------------------------------------------------------------------------------------------------------
Pre-Refunded (e) -- 0.9% (continued)
$ 1,310,000 A3*       North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding,
                        (Call 1/1/22 @ 100), Series A, 6.000% due 1/1/26                                     $      1,589,724
  1,095,000 NR        Portland, TX Community Center Sales Tax Gross Revenue, (Call 2/15/04 @ 102),
                        7.000% due 2/15/25                                                                          1,196,802
  1,490,000 AAA       Weatherford, TX ISD, Capital Appreciation, PSFG, (Call 2/15/10 @ 48.281),
                        zero coupon bond due 2/15/21                                                                  561,998
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,497,942
-----------------------------------------------------------------------------------------------------------------------------
Public Facilities -- 5.6%
  2,250,000 BBB-      Austin, TX Convention Enterprises Inc., Convention Center, First Tier, Series A,
                        6.700% due 1/1/32                                                                           2,365,920
  2,500,000 AAA       Chicago, IL Lakefront Millennium Parking Facilities, MBIA-Insured, zero coupon bond
                        until 7/1/06, 5.750% thereafter due 1/1/29                                                  2,195,675
  2,500,000 A-        Dekalb County, IN Redevelopment, (Mini-Mill Local Public Improvement Project),
                        Series A, 6.500% due 1/15/14                                                                2,710,975
 10,000,000 AAA       Houston, TX Hotel Occupancy Tax & Special Revenue, Capital Appreciation, Convention,
                        Series B, AMBAC-Insured, zero coupon bond due 9/1/33                                        2,045,700
  3,685,000 AA        Indianapolis, IN Local Public Improvement Bond Bank, Series D, 6.750% due 2/1/14              4,602,197
                      Metropolitan Pier & Exposition Authority, IL Dedicated State Tax Revenue, Capital
                        Appreciation, McCormick Place Expansion, MBIA-Insured:
  1,000,000 AAA          Series A, 5.500% due 6/15/23                                                               1,093,410
                         Series B:
  3,000,000 AAA            Zero coupon bond due 6/15/20                                                             1,958,760
  3,000,000 AAA            Zero coupon bond due 6/15/21                                                             1,925,340
  1,250,000 NR        Port Authority, NY & NJ Special Obligation Revenue, (5th Installment Special Project),
                        Series 4, 6.750% due 10/1/19 (c)                                                            1,299,800
  2,500,000 AAA       Summit County, CO Sports Facilities Refunding Revenue, (Keystone Resorts
                        Management Inc. Project), Ralston Purina Co. Guaranteed, 7.750% due 9/1/06                  2,963,500
  3,960,000 AA-       Tulsa, OK Public Facilities Authority, Lease Payment Revenue Refunding, Assembly
                        Center, 6.600% due 7/1/14                                                                   4,906,915
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   28,068,192
-----------------------------------------------------------------------------------------------------------------------------
Tax Allocation -- 1.0%
                      Midlothian, TX Development Authority, Tax Increment Contract Revenue:
  2,000,000 NR         6.700% due 11/15/23                                                                          1,988,640
  2,000,000 NR         7.875% due 11/15/26                                                                          2,167,540
  1,000,000 BBB-      Providence, RI Special Obligation, Tax Increment, Series D, 6.650% due 6/1/16                 1,086,970
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,243,150
-----------------------------------------------------------------------------------------------------------------------------
Tobacco -- 6.4%
  5,000,000 A         Badger Tobacco Asset Securitization Corp., WI Asset-Backed Bonds, 6.375% due 6/1/32           5,033,500
  2,000,000 A+++      Chautauqua, NY Tobacco Asset Securitization Corp., 6.750% due 7/1/40                          2,155,740
  3,000,000 A         District of Columbia, Tobacco Settlement Financing Corp., Asset-Backed Bonds,
                        6.750% due 5/15/40                                                                          3,106,920
  5,000,000 A         Educational Enhancement Funding Corp., SD Tobacco, Series B, 6.500% due 6/1/32                5,070,800
                      Tobacco Settlement Financing Corp.:
  2,500,000 NR         LA Revenue, RITES, Series PA 947, 9.433% due 5/15/31                                         2,231,100
  5,000,000 A          NJ, Asset-Backed, 5.750% due 6/1/32                                                          4,971,350
  2,500,000 NR         RITE-PA 1048, 9.376% due 6/1/08                                                              2,546,950

                      See Notes to Financial Statements.


     14 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT         RATING(a)                                        SECURITY                                           VALUE
--------------------------------------------------------------------------------------------------------------------------------
Tobacco -- 6.4% (continued)
                           Tobacco Settlement Revenue, Management Authority, SC Tobacco Settlement Revenue,
                             Series B:
$ 3,000,000      A1*          6.375% due 5/15/28                                                                 $    3,026,310
  3,740,000      A1*          6.375% due 5/15/30                                                                      3,800,812
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     31,943,482
--------------------------------------------------------------------------------------------------------------------------------
Transportation -- 9.1%
  3,000,000      BB        Alliance Airport Authority Inc., TX Special Facilities Revenue,
                            (American Airlines Inc. Project), 7.500% due 12/1/29 (c)                                  1,230,060
  3,000,000      AAA       Chicago, IL Skyway Toll Bridge Revenue, AMBAC-Insured,
                             5.500% due 1/1/31                                                                        3,225,570
  2,010,000      NR        Connecticut Development Authority, Airport Facilities Revenue,
                             (Signature Flight Co. Project), Guaranty Agreement,
                             Series A, 6.625% due 12/1/14 (c)                                                         2,042,602
                           Connector 2000 Association Inc., Toll Road Revenue,
                             Capital Appreciation, Sr. Bonds, Series B:
 20,000,000      BBB-         Zero coupon bond due 1/1/37                                                               599,400
 19,000,000      BBB-         Zero coupon bond due 1/1/38                                                               513,950
  3,500,000      BB        Dallas-Fort Worth, TX International Airport Revenue,
                             Facility Improvement Corp.
                             Revenue, American Airlines Inc., 6.375% due 5/1/35 (c)                                   1,417,535
  3,335,000      AAA       Delaware River Port Authority PA & NJ,
                             R-B RITE-PA 964, 9.361% due 1/1/15                                                       4,374,786
  1,000,000      AAA       Delaware Valley, PA Regional Finance Authority,
                             Local Government Revenue, Series A,
                             AMBAC-Insured, 5.500% due 8/1/28                                                         1,148,400
  3,130,000      A         Denver, CO City & County Airport Revenue,
                             Series B, 7.250% due 11/15/07 (c)                                                        3,210,003
  2,000,000      NR        Kenton County, KY Airport Board, Special Facilities Revenue,
                             (Mesaba Aviation Inc. Project),
                             Series A, 6.700% due 7/1/29 (c)                                                          1,648,780
                           New Hampshire State Turnpike Systems Revenue Refunding, FGIC-Insured:
  2,500,000      AAA        Series A, 6.750% due 11/1/11                                                              2,953,525
  1,000,000      AAA        Series C, RIBS, 11.984% due 11/1/17 (d)                                                   1,296,570
                           New Jersey State Transportation Trust Fund Authority, MBIA-Insured:
  2,500,000      AAA        RITE-PA 958R, 10.090% due 12/15/09                                                        3,398,050
  1,000,000      AAA        RITES-PA 958R-B, 10.090% due 12/15/09                                                     1,359,220
                           Northwest Parkway, Public Highway Authority, CO Revenue, Capital Appreciation:
 10,000,000      AAA        Sr. Bonds, Series B, AMBAC-Insured, zero coupon bond due 6/15/31                          1,900,300
  2,000,000      AAA        Sr. Convertible Bonds, Series C, zero coupon bond due 6/15/25                             1,329,900
  1,500,000      A3*       Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue,
                             (Amtrak Project), Series A, 6.375% due 11/1/41 (c)                                       1,399,530
                           Pocahontas Parkway Association, VA Toll Road Revenue, Capital Appreciation,
                             Sr. Bonds, Series B:
 25,000,000      BBB-         Zero coupon bond due 8/15/34                                                            1,622,000
 35,000,000      BBB-         Zero coupon bond due 8/15/35                                                            2,084,250
  2,865,000      A3*       Port Longview, WA Revenue Refunding, Series A, 6.250% due 12/1/18 (c)                      3,179,921
  1,045,000      AAA       Regional Transit Authority, IL Series C, FGIC-Insured, 7.750% due 6/1/20                   1,450,565
                           Triborough Bridge & Tunnel Authority, NY Revenue:
  2,000,000      AA-        Convention Center Project, Series E, 7.250% due 1/1/10                                    2,377,420
  2,000,000      AA-        Refunding, General, Series B, 5.250% due 11/15/18 (f)                                     2,206,240
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     45,968,577
---------------------------------------------------------------------------------------------------------------------------------
Utility -- 3.9%
  1,500,000      A         Georgia Municipal Electric Authority Power Revenue,
                             Series X, 6.500% due 1/1/12                                                              1,788,930
  5,000,000      Baa2*     Gulf Coast IDA, TX Solid Waste Disposal Revenue,
                             (Citgo Petroleum Project), 8.000% due 4/1/28                                             5,342,550


                      See Notes to Financial Statements.


     15 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT    RATING(a)                                       SECURITY                                           VALUE
------------------------------------------------------------------------------------------------------------------------
Utility -- 3.9% (continued)
$   960,000 AAA       Hawaii State Department Budget & Finance, Hawaiian Electric Co., Inc., Series A,
                        MBIA-Insured, 5.650% due 10/1/27 (c)                                                $  1,051,795
  2,500,000 NR        Michigan State Strategic Fund, Resource Recovery, Limited Obligation Revenue, Central
                        Wayne Energy Recovery, Series A, 7.000% due 7/1/27 (c)+                                1,250,000
  1,000,000 AAA       Municipal Electric Authority, GA (Combustion Turbine Project), Series A,
                        MBIA-Insured, 5.250% due 11/1/22                                                       1,066,880
  1,000,000 A+        New York State Energy Research & Development, (Con Edison Project), Series A,
                        7.125% due 12/1/29 (c)                                                                 1,086,290
                      North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding:
                        Series B:
  1,700,000 A            ACA-Insured, 5.750% due 1/1/24                                                        1,789,828
  1,775,000 BBB          6.000% due 1/1/22                                                                     1,937,129
  2,500,000 BBB        Series D, 6.700% due 1/1/19                                                             2,803,625
  1,235,000 AAA       Piedmont, SC Municipal Power Agency, Electric Revenue Refunding, FGIC-Insured,
                        6.750% due 1/1/20                                                                      1,616,751
------------------------------------------------------------------------------------------------------------------------
                                                                                                              19,733,778
------------------------------------------------------------------------------------------------------------------------
Water and Sewer -- 3.7%
  1,000,000 AAA       Augusta, GA Water & Sewer Revenue, FSA-Insured, 5.000% due 10/1/32                       1,033,380
  2,180,000 AAA       Colorado Water Resource & Power Authority, Small Water Resources Revenue, Series A,
                        FGIC-Insured, 5.375% due 11/1/20                                                       2,392,397
  2,400,000 A-        Dauphin County, PA IDA, General Water Works Corp., 6.900% due 6/1/24 (c)                 3,093,168
  2,140,000 AAA       Mississippi Development Bank Special Obligation, Water & Solid Waste Management,
                        Series A, FSA-Insured, 5.375% due 2/1/22                                               2,307,862
  1,550,000 Aaa*      Paris, TX Water & Sewer Revenue, FGIC-Insured, 5.375% due 6/15/20                        1,664,437
  3,400,000 Aa2*      Port of Umatilla, OR Water Revenue, LOC ABN AMRO Bank,
                        6.650% due 8/1/22 (c)                                                                  3,649,764
  2,750,000 A3*       Trumbull County, OH Sewer Disposal Revenue, (General Motors Corp. Project),
                        6.750% due 7/1/14 (c)                                                                  3,309,433
  1,000,000 NR        Wasco County, OR Solid Waste Disposal Revenue, (Waste Connections Inc. Project),
                        7.250% due 3/1/21 (c)                                                                  1,060,290
------------------------------------------------------------------------------------------------------------------------
                                                                                                              18,510,731
------------------------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $478,835,588**)                                                              $502,741,155
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service and those which are identified by a double dagger (++), are rated by Fitch IBCA, Duff & Phelps.
(b) Bonds escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Residual interest bond-coupon varies inversely with level of short-term tax-exempt interest rates.
(e) Bonds escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer not applied for new ratings.
(f) All or a portion of this security has been segregated for open futures contracts commitments.

 +   Security is currently in default.

**   Aggregate cost for Federal income tax purposes is substantially the same.
  See pages 17 and 18 for definitions of ratings and certain security descriptions.

                      See Notes to Financial Statements.


     16 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and--Bonds rated "BB", "B" and "CCC" are regarded, on balance, as
CCC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lowest degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      -- Bonds rated "Aa" are judged to be of high quality by all standards.
           Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds rated "Baa" are considered to be medium grade obligations,
           i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B       -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



     17 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings of "A" and "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

A       -- Bonds rated "A" are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB     -- Bonds rated "BBB" currently have a low expectation of credit risk.
           The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

NR      -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

 SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)

ABAG   --  Association of Bay Area Governors
ACA    --  American Capital Assurance
AIG    --  American International Guaranty
AMBAC  --  American Municipal Bond Assurance
           Corporation
BAN    --  Bond Anticipation Notes
BIG    --  Bond Investors Guaranty
CGIC   --  Capital Guaranty Insurance Company
CHFCLI --  California Health Facility Construction
           Loan Insurance
CONNIE
  LEE  --  College Construction Loan Association
COP    --  Certificate of Participation
EDA    --  Economic Development Authority
EDR    --  Economic Development Revenue
ETM    --  Escrowed To Maturity
FGIC   --  Financial Guaranty Insurance Company
FHA    --  Federal Housing Administration
FHLMC  --  Federal Home Loan Mortgage Corporation
FLAIRS --  Floating Adjustable Interest Rate Securities
FNMA   --  Federal National Mortgage Association
FRTC   --  Floating Rate Trust Certificates
FSA    --  Financial Security Assurance
GIC    --  Guaranteed Investment Contract
GNMA   --  Government National Mortgage Association
HDC    --  Housing Development Corporation
HFA    --  Housing Finance Authority
IDA    --  Industrial Development Authority
IDB    --  Industrial Development Board
IDR    --  Industrial Development Revenue
INFLOS --  Inverse Floaters
ISD    --  Independent School District
LEVRRS --  Leveraged Reverse Rate Securities
LOC    --  Letter of Credit
MBIA   --  Municipal Bond Investors Assurance
           Corporation
MFH    --  Multi-Family Housing
MVRICS --  Municipal Variable Rate Inverse Coupon
           Security
PCR    --  Pollution Control Revenue
PSFG   --  Permanent School Fund Guaranty
RAN    --  Revenue Anticipation Notes
RIBS   --  Residual Interest Bonds
RITES  --  Residual Interest Tax-Exempt Securities
SYCC   --  Structured Yield Curve Certificate
TAN    --  Tax Anticipation Notes
TECP   --  Tax Exempt Commercial Paper
TOB    --  Tender Option Bonds
TRAN   --  Tax and Revenue Anticipation Notes
VA     --  Veterans Administration
VRDD   --  Variable Rate Daily Demand


     18 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)             SEPTEMBER 30, 2002


   ASSETS:
      Investments, at value (Cost -- $478,835,588)                $502,741,155
      Cash                                                           2,457,483
      Interest receivable                                            8,202,613
      Receivable for Fund shares sold                                  801,296
      Receivable for securities sold                                   390,226
      Other assets                                                       1,388
   -----------------------------------------------------------------------------
      Total Assets                                                 514,594,161
   -----------------------------------------------------------------------------
   LIABILITIES:
      Payable for securities purchased                               8,966,055
      Payable for Fund shares purchased                                314,273
      Management fee payable                                           194,652
      Distribution fees payable                                        152,590
      Payable to broker -- variation margin                            115,625
      Accrued expenses                                                  85,170
   -----------------------------------------------------------------------------
      Total Liabilities                                              9,828,365
   -----------------------------------------------------------------------------
   Total Net Assets                                               $504,765,796
   -----------------------------------------------------------------------------
   NET ASSETS:
      Par value of shares of beneficial interest                  $     36,881
      Capital paid in excess of par value                          484,446,876
      Undistributed net investment income                            1,184,337
      Accumulated net realized loss from security transactions
        and futures contracts                                       (4,449,275)
      Net unrealized appreciation of investments and futures
        contracts                                                   23,546,977
   -----------------------------------------------------------------------------
   Total Net Assets                                               $504,765,796
   -----------------------------------------------------------------------------
   Shares Outstanding:
      Class A                                                       29,658,129
      -----------------------------------------------------------------------
      Class B                                                        4,876,060
      -----------------------------------------------------------------------
      Class L                                                        2,346,339
      -----------------------------------------------------------------------
   Net Asset Value:
      Class A (and redemption price)                                    $13.69
      -----------------------------------------------------------------------
      Class B *                                                         $13.67
      -----------------------------------------------------------------------
      Class L **                                                        $13.71
      -----------------------------------------------------------------------
   Maximum Public Offering Price Per Share:
      Class A (net asset value plus 4.17% of net asset value
        per share)                                                      $14.26
      -----------------------------------------------------------------------
      Class L (net asset value plus 1.01% of net asset value
        per share)                                                      $13.85
   -----------------------------------------------------------------------------

 *Redemption price is NAV of Class B reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 3).
**Redemption price is NAV of Class L reduced by a 1.00% CDSC if shares are redeemed within one year from purchase.

                      See Notes to Financial Statements.


     19 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED) FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002


INVESTMENT INCOME:
   Interest                                                                     $16,021,592
-------------------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 3)                                                        1,117,082
   Distribution fees (Note 3)                                                       610,710
   Shareholder and system servicing fees                                             45,691
   Custody                                                                           37,998
   Registration fees                                                                 33,391
   Shareholder communications                                                        21,998
   Audit and legal                                                                   11,442
   Trustees' fees                                                                     8,945
   Other                                                                              5,199
-------------------------------------------------------------------------------------------
   Total Expenses                                                                 1,892,456
-------------------------------------------------------------------------------------------
Net Investment Income                                                            14,129,136
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 4 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)                      2,178,361
     Futures contracts                                                           (1,996,517)
-------------------------------------------------------------------------------------------
   Net Realized Gain                                                                181,844
-------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments and Futures Contracts:
     Beginning of period                                                          5,361,976
     End of period                                                               23,546,977
-------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                                       18,185,001
-------------------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                                    18,366,845
-------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                          $32,495,981
-------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     20 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended September 30, 2002 (unaudited) and the Year Ended March 31, 2002

                                                                   September 30    March 31
----------------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                                           $ 14,129,136  $ 27,436,251
   Net realized gain                                                    181,844     3,432,860
   Increase (decrease) in net unrealized appreciation                18,185,001   (18,769,411)
----------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                            32,495,981    12,099,700
----------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
   Net investment income                                            (13,786,012)  (27,182,743)
----------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders        (13,786,012)  (27,182,743)
----------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                                  32,781,464   134,088,011
   Net asset value of shares issued for reinvestment of dividends     6,846,787    13,833,392
   Cost of shares reacquired                                        (45,813,518)  (99,262,965)
----------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share Transactions    (6,185,267)   48,658,438
----------------------------------------------------------------------------------------------
Increase in Net Assets                                               12,524,702    33,575,395

NET ASSETS:
   Beginning of period                                              492,241,094   458,665,699
----------------------------------------------------------------------------------------------
   End of period*                                                  $504,765,796  $492,241,094
----------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                   $1,184,337      $841,213
----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


     21 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

The National Portfolio ("Portfolio") is a separate diversified investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, Pennsylvania, California Money Market, Massachusetts Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, if any, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $104,611 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Portfolio adopted this requirement effective April 1, 2001. This change does not affect the Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended September 30, 2002, interest income increased by $14,466, net realized gain decreased by $85,925 and the change in net unrealized appreciation of investments increased by $71,459. In addition, on March 31, 2002, the Portfolio recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $408,575 to reflect the cumulative effect of this change up to the date of the adoption.

2. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


     22 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

3. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at the annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended September 30, 2002, the Portfolio paid transfer agent fees of $45,929 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2002, SSB received sales charges of approximately $194,000 and $33,000 on sales of the Portfolio's Class A and L shares, respectively.

In addition, for the six months ended September 30, 2002, CDSCs paid to SSB were approximately:

                                                       Class A Class B Class L
------------------------------------------------------------------------------
CDSCs                                                  $5,000  $51,000 $1,000
------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended September 30, 2002, total Distribution Plan fees incurred were:

                                                   Class A  Class B  Class L
-----------------------------------------------------------------------------
Distribution Plan Fees                             $303,166 $199,765 $107,779
-----------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.


     23 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

4. Investments

During the six months ended September 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                                           $124,852,130
--------------------------------------------------------------------------------
Sales                                                                135,254,359
--------------------------------------------------------------------------------

At September 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                      $ 37,442,906
Gross unrealized depreciation                                       (13,537,339)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 23,905,567
--------------------------------------------------------------------------------

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2002, the Portfolio had the following open futures contracts:

                             # of                  Basis      Market    Unrealized
Contracts Sold             Contracts Expiration    Value      Value        Loss
----------------------------------------------------------------------------------
10 Year, 6.000% U.S.
Treasury Note                 100      12/02    $11,390,625 $11,590,625 $(200,000)
20 Year, 6.000% U.S.
Treasury Bond                 100      12/02     11,266,410  11,425,000  (158,590)
----------------------------------------------------------------------------------
                                                                        $(358,590)
----------------------------------------------------------------------------------

6. Capital Loss Carryforward

At March 31, 2002, the Portfolio had, for Federal income tax purposes, approximately $4,386,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                                                             2008      2009
------------------------------------------------------------------------------
Carryforward amounts                                       $709,000 $3,677,000
------------------------------------------------------------------------------


     24 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

7. Shares of Beneficial Interest

At September 30, 2002, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                   Six Months Ended             Year Ended
                                  September 30, 2002          March 31, 2002
                               ------------------------  ------------------------
                                 Shares       Amount       Shares       Amount
----------------------------------------------------------------------------------
Class A
Shares sold                     1,286,624  $ 17,339,717   7,397,473  $100,647,845
Shares issued on reinvestment     426,587     5,731,740     870,290    11,755,749
Shares reacquired              (2,768,518)  (37,165,222) (6,196,223)  (84,039,267)
----------------------------------------------------------------------------------
Net Increase (Decrease)        (1,055,307) $(14,093,765)  2,071,540  $ 28,364,327
----------------------------------------------------------------------------------
Class B
Shares sold                       822,889  $ 11,039,390   1,635,029  $ 22,175,321
Shares issued on reinvestment      50,466       677,340      94,342     1,272,902
Shares reacquired                (377,486)   (5,042,804)   (779,115)  (10,558,551)
----------------------------------------------------------------------------------
Net Increase                      495,869  $  6,673,926     950,256  $ 12,889,672
----------------------------------------------------------------------------------
Class L
Shares sold                       326,685  $  4,402,357     826,108  $ 11,264,845
Shares issued on reinvestment      32,503       437,707      59,495       804,741
Shares reacquired                (268,139)   (3,605,492)   (343,884)   (4,665,147)
----------------------------------------------------------------------------------
Net Increase                       91,049  $  1,234,572     541,719  $  7,404,439
----------------------------------------------------------------------------------


     25 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                                2002/(1)(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/  1999/(2)/   1998
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $13.18      $13.58    $12.94    $13.97     $14.16    $13.60
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                        0.39        0.77      0.76      0.74       0.74      0.79
 Net realized and unrealized gain (loss)/(3)/      0.50       (0.41)     0.64     (1.03)      0.03      0.73
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.89        0.36      1.40     (0.29)      0.77      1.52
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            (0.38)      (0.76)    (0.76)    (0.73)     (0.75)    (0.80)
 Net realized gains                                  --          --        --     (0.01)     (0.21)    (0.16)
-------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.38)      (0.76)    (0.76)    (0.74)     (0.96)    (0.96)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $13.69      $13.18    $13.58    $12.94     $13.97    $14.16
-------------------------------------------------------------------------------------------------------------
Total Return                                       6.85%++     2.67%    11.16%    (2.03)%     5.50%    11.47%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $405,945    $404,803  $388,838  $363,812   $404,498  $370,891
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                          0.66%+      0.66%     0.68%     0.68%      0.66%     0.66%
 Net investment income/(3)/                        5.78+       5.67      5.75      5.59       5.21      5.61
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              26%         52%       52%       68%        61%       87%
-------------------------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended September 30, 2002, the change to net investment income, net realized and unrealized gain and the annualized ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the period prior to April 1, 2001 have not been restated to reflect this change in presentation.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.


     26 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class B Shares                                2002/(1)(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/  1999/(2)/   1998
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $13.16     $13.57     $12.93    $13.96     $14.16   $13.61
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(3)/                        0.35       0.70       0.69      0.67       0.67     0.70
 Net realized and unrealized gain (loss)/(3)/      0.51      (0.41)      0.64     (1.03)      0.02     0.74
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.86       0.29       1.33     (0.36)      0.69     1.44
------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            (0.35)     (0.70)     (0.69)    (0.66)     (0.68)   (0.73)
 Net realized gains                                  --         --         --     (0.01)     (0.21)   (0.16)
------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.35)     (0.70)     (0.69)    (0.67)     (0.89)   (0.89)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $13.67     $13.16     $13.57    $12.93     $13.96   $14.16
------------------------------------------------------------------------------------------------------------
Total Return                                       6.61%++    2.13%     10.64%    (2.56)%     4.92%   10.80%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $66,642    $57,661    $46,534   $42,872    $36,451  $20,313
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                          1.17%+     1.17%      1.18%     1.18%      1.16%    1.29%
 Net investment income/(3)/                        5.28+      5.17       5.26      5.11       4.71     4.95
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              26%        52%        52%       68%        61%      87%
------------------------------------------------------------------------------------------------------------

(1)For the six months ended September 30, 2002 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)Without the adoption of the change in the accounting method discussed in
   Note 1 to the financial statements, for the six months ended September 30, 2002, the change to net investment income, net realized and unrealized gain and the annualized ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the period prior to April 1, 2001 have not been restated to reflect this change in presentation.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.



     27 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class L Shares                                2002/(1)(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)/   1998
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period             $13.20     $13.59    $12.95    $13.97      $14.16     $13.59
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(4)/                        0.35       0.70      0.68      0.66        0.65       0.69
 Net realized and unrealized gain (loss)/(4)/      0.50      (0.41)     0.64     (1.02)       0.02       0.74
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.85       0.29      1.32     (0.36)       0.67       1.43
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            (0.34)     (0.68)    (0.68)    (0.65)      (0.65)     (0.70)
 Net realized gains                                  --         --        --     (0.01)      (0.21)     (0.16)
--------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.34)     (0.68)    (0.68)    (0.66)      (0.86)     (0.86)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                   $13.71     $13.20    $13.59    $12.95      $13.97     $14.16
--------------------------------------------------------------------------------------------------------------
Total Return                                       6.52%++    2.13%    10.46%    (2.57)%      4.79%     10.71%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)                $32,179    $29,777   $23,294   $19,434     $18,528    $15,926
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                          1.24%+     1.23%     1.25%     1.26%       1.24%      1.35%
 Net investment income/(4)/                        5.21+      5.11      5.19      5.03        4.63       4.91
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              26%        52%       52%       68%         61%        87%
--------------------------------------------------------------------------------------------------------------

(1)For the six months ended September 30, 2002 (unaudited).
(2)Per share amounts have been calculated using the monthly average shares method.
(3)On June 12, 1998, Class C shares were renamed Class L shares.
(4)Without the adoption of the change in the accounting method discussed in
   Note 1 to the financial statements, for the six months ended September 30, 2002, the change to net investment income, net realized and unrealized gain and the annualized ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the period prior to April 1, 2001 have not been restated to reflect this change in presentation.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 +Annualized.


     28 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                                  MUNI FUNDS



           TRUSTEES                     INVESTMENT MANAGER
           Lee Abraham                  Smith Barney Fund
           Allan J. Bloostein             Management LLC
           Jane F. Dasher
           Donald R. Foley              DISTRIBUTOR
           R. Jay Gerken, Chairman      Salomon Smith Barney Inc.
           Richard E. Hanson, Jr.
           Paul Hardin                  CUSTODIAN
           Roderick C. Rasmussen        State Street Bank and
           John P. Toolan                 Trust Company
           Joseph H. Fleiss, Emeritus
                                        TRANSFER AGENT
           OFFICERS                     Citicorp Trust Bank, fsb.
           R. Jay Gerken                125 Broad Street, 11th Floor
           President and                New York, New York 10004
           Chief Executive Officer
                                        SUB-TRANSFER AGENT
           Lewis E. Daidone             PFPC Global Fund Services
           Senior Vice President and    P.O. Box 9699
           Chief Administrative Officer Providence, Rhode Island
                                        02940-9699
           Richard L. Peteka
           Chief Financial Officer
           and Treasurer

           Peter M. Coffey
           Vice President and
           Investment Officer

           Kaprel Ozsolak
           Controller

           Christina T. Sydor
           Secretary

   Smith Barney Muni Funds




 This report is submitted for the general information of the shareholders of Smith Barney Muni Funds --National Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY MUNI FUNDS
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



          SalomonSmithBarney
----------------------------
A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of

 Salomon Smith Barney Inc.

 FD0806 11/02                                                           02-4055

              --------------------------------------------------
                                 SMITH BARNEY
                                  MUNI FUNDS
                            LIMITED TERM PORTFOLIO
              --------------------------------------------------

        STYLE PURE SERIES  |  SEMI-ANNUAL REPORT  |  SEPTEMBER 30, 2002




                              [LOGO] Smith Barney
                                 Mutual Funds
                Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
R. Jay Gerken
Chairman

[PHOTO]
PETER M. COFFEY
Vice President and
Investment Officer

Dear Shareholder,
We are pleased to provide the semi-annual report for the Smith Barney Muni Funds -- Limited Term Portfolio ("Portfolio") for the period ended September 30, 2002. In this report, we have summarized what we believe to be the period's prevailing economic conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders
Please note that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Smith Barney Muni Funds replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Update
For the six months ended September 30, 2002, the Portfolio's Class A shares, without sales charges, returned 8.09%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 8.58% and the Lipper Intermediate Municipal Debt Funds Average/2/ category generated a total return of 7.69% for the same period.

--------
1The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. The index assumes the reinvestment of all dividends and capital gains. Please note that an investor cannot invest directly in an index.
2Source: Lipper, Inc. Past performance is not indicative of future results.
 Cumulative total returns are based on the six-month period as of September 30, 2002, calculated among 136 funds in the Intermediate Municipal Debt Funds category, as defined by Lipper, Inc., with reinvestment of dividends and capital gains, excluding sales charges.



      1 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

Investment Strategy

The Portfolio seeks to pay its shareholders as high a level of income exempt from regular federal income taxes/3/ as is consistent with prudent investing. As a matter of fundamental policy, under normal market conditions, the Portfolio invests at least 80% of its net assets in "municipal securities," which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities. The interest on these securities is excluded from gross income for federal income tax purposes. As a result, the interest on these securities normally is lower than it would be if the securities were subject to federal taxation. The Portfolio normally invests in securities that have remaining maturities of 20 years or less and maintains an average effective maturity of between 3 and 10 years. The Portfolio invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized rating organization.

Portfolio Manager Market Review and Outlook
The last six months have been characterized by slow economic growth, disappointing corporate earnings and increased corporate governance concerns. Weaker economic reports in the latter part of the period raised fears of a "double-dip" recession, with many market participants calling for the U.S. Federal Reserve Board ("Fed") to further reduce short-term interest rates in order to add more stimuli to the economy. Heightened geo-political risk and the potential for war in Iraq also weighed on the markets. Against this backdrop, equity markets plummeted, managing only a brief summer rally before breaking to still lower levels while the fixed-income markets staged a strong move that drove U.S. Treasury and municipal yields to four decade lows. In our opinion, due to different supply and demand characteristics, municipal securities did not quite keep up with U.S. Treasury returns. U.S. Treasury markets not only benefited from core reallocation trends out of equities by large institutional investors, but also from very strong demand from mortgage market investors who needed to lengthen the duration/4/ of their holdings to offset the acceleration in prepayments as rates declined.

--------
3Please note a portion of the income from the Portfolio may be subject to the Alternative Minimum Tax ("AMT"). Capital gains, if any, are fully taxable. Please consult your personal tax advisor.
4Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.


      2 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

In the municipal market, lower rates fueled record high year-to-date new issue volume as many issuers took advantage of this opportunity to refinance. The municipal market also saw a sizeable increase in the volume of tobacco settlement asset securitization deals as many states and counties resorted to this form of financing to plug budget gaps arising from the weak economy. Despite strong demand, we believe this abundance of supply left many municipal securities at or near record cheap levels relative to U.S. Treasuries. Specifically, at the end of the period, we saw that municipal security yields/5/ were over 90% of the yield available on comparable maturity U.S. Treasuries across the yield curve/6/ and by one measure, the Bond Buyer 25-Bond Revenue Bond Index ("Bond Buyer Index")/7/, yields on long term municipal securities were actually greater than the yield on 30-year U.S. Treasuries. Normally, the added value of tax-exemption allows municipals to trade at lower yield levels than comparable maturity treasuries. The decline in rates also steepened the yield curve drastically. The yield on tax-free money funds was, in our opinion, exceptionally low, forcing investors who wanted a reasonable return to extend into longer maturities. Most of this demand was concentrated in the intermediate maturity range.

In keeping with our income objectives, we did not make major structural changes to the portfolio. However, as rates continued to decline we began to shift to a slightly more defensive posture by reducing our exposure to bonds with a longer maturity, which were selling at a discount, in favor of bonds with higher coupons and shorter call-adjusted/8/ effective maturities.

Looking ahead, we expect economic growth to remain sluggish over at least the next few months. We think the Fed is likely to continue holding short-term interest rates at currently very low levels until there is solid evidence that the economy is on sound footing for sustainable growth. In this environment, we believe municipals should continue to provide good relative value.


--------
5Municipal security yields as defined by the Bond Buyer's Municipal Bond Index, an index of yields for AA-rated and A-rated municipal bonds that is widely used by dealers to evaluate yields on new municipal bond issues. The index is published in The Bond Buyer, a daily publication specializing in fixed-income securities.
6The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
7The Bond Buyer Index is the average yield on 25 revenue bonds rated "A1" by Moody's Investors Service, which is a nationally recognized credit rating agency. The Bond Buyer is a daily publication specializing in fixed-income securities. Please note that an investor cannot invest directly in an index.
8Adjusting for call refers to the consideration of whether or not a bond is callable prior to maturity and trading at a premium to face value when determining its effective maturity date.


      3 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

Thank you for your investment in the Smith Barney Muni Funds -- Limited Term Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,
/s/ R Jay Gerken                         /s/ Peter M. Coffey

R. Jay Gerken                            Peter M. Coffey
Chairman                                 Vice President and
                                         Investment Officer

October 22, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 9 through 28 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance, and the portfolio manager's views are as of September 30, 2002 and are subject to change.



      4 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                                           Net Asset Value
                                         -------------------
                                         Beginning    End     Income      Total
Period Ended                             of Period of Period Dividends Returns/(1)+/
------------------------------------------------------------------------------------
9/30/02                                    $6.40     $6.75     $0.16       8.09%++
------------------------------------------------------------------------------------
3/31/02                                     6.51      6.40      0.35       3.70
------------------------------------------------------------------------------------
3/31/01                                     6.36      6.51      0.35       8.06
------------------------------------------------------------------------------------
3/31/00                                     6.78      6.36      0.32      (1.46)
------------------------------------------------------------------------------------
3/31/99                                     6.76      6.78      0.33       5.29
------------------------------------------------------------------------------------
3/31/98                                     6.54      6.76      0.34       8.66
------------------------------------------------------------------------------------
3/31/97                                     6.61      6.54      0.35       4.30
------------------------------------------------------------------------------------
3/31/96                                     6.54      6.61      0.36       6.65
------------------------------------------------------------------------------------
3/31/95                                     6.55      6.54      0.37       5.69
------------------------------------------------------------------------------------
3/31/94                                     6.68      6.55      0.37       3.65
------------------------------------------------------------------------------------
3/31/93                                     6.45      6.68      0.39       9.82
------------------------------------------------------------------------------------
Total                                                          $3.69
------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                                          Net Asset Value
                                        -------------------
                                        Beginning    End     Income       Total
Period Ended                            of Period of Period Dividends Returns/(1)+++/
-------------------------------------------------------------------------------------
9/30/02                                   $6.41     $6.76     $0.14        7.75%
-------------------------------------------------------------------------------------
Inception* - 3/31/02                       6.46      6.41      0.09        0.58
-------------------------------------------------------------------------------------
Total                                                         $0.23
-------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS O SHARES/(2)/

                                           Net Asset Value
                                         -------------------
                                         Beginning    End     Income      Total
Period Ended                             of Period of Period Dividends Returns/(1)+/
------------------------------------------------------------------------------------
9/30/02                                    $6.41     $6.75     $0.15       7.80%++
------------------------------------------------------------------------------------
3/31/02                                     6.52      6.41      0.33       3.48
------------------------------------------------------------------------------------
3/31/01                                     6.37      6.52      0.33       7.82
------------------------------------------------------------------------------------
3/31/00                                     6.79      6.37      0.30      (1.69)
------------------------------------------------------------------------------------
3/31/99                                     6.76      6.79      0.31       5.04
------------------------------------------------------------------------------------
3/31/98                                     6.54      6.76      0.32       8.36
------------------------------------------------------------------------------------
3/31/97                                     6.61      6.54      0.34       4.10
------------------------------------------------------------------------------------
3/31/96                                     6.54      6.61      0.34       6.45
------------------------------------------------------------------------------------
3/31/95                                     6.54      6.54      0.35       5.51
------------------------------------------------------------------------------------
3/31/94                                     6.68      6.54      0.35       3.15
------------------------------------------------------------------------------------
Inception* - 3/31/93                        6.62      6.68      0.09       2.28++
------------------------------------------------------------------------------------
Total                                                          $3.21
------------------------------------------------------------------------------------


    5    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS Y SHARES



                                        Net Asset Value
                                      -------------------
                                      Beginning    End     Income      Total
Period Ended                          of Period of Period Dividends Returns/(1)+/
---------------------------------------------------------------------------------
9/30/02                                 $6.40     $6.75     $0.17       8.19%++
---------------------------------------------------------------------------------
3/31/02                                  6.51      6.40      0.36       3.89
---------------------------------------------------------------------------------
3/31/01                                  6.36      6.51      0.36       8.26
---------------------------------------------------------------------------------
3/31/00                                  6.78      6.36      0.33      (1.31)
---------------------------------------------------------------------------------
Inception* - 3/31/99                     6.82      6.78      0.14       1.46++
---------------------------------------------------------------------------------
Total                                                       $1.36
---------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                                                          Without Sales Charges/(1)/
                                                      ----------------------------------
                                                      Class A Class L Class O/(2)/ Class Y
------------------------------------------------------------------------------------------
Six Months Ended 9/30/02++                              8.09%  7.75%      7.80%      8.19%
------------------------------------------------------------------------------------------
Year Ended 9/30/02                                      8.14    N/A       7.75       8.34
------------------------------------------------------------------------------------------
Five Years Ended 9/30/02                                5.35    N/A       5.10       N/A
------------------------------------------------------------------------------------------
Ten Years Ended 9/30/02                                 5.65    N/A       N/A        N/A
------------------------------------------------------------------------------------------
Inception* through 9/30/02                              6.38   8.38++     5.34       5.22
------------------------------------------------------------------------------------------

                                                            With Sales Charges/(3)/
                                                      ----------------------------------
                                                      Class A Class L Class O/(2)/ Class Y
------------------------------------------------------------------------------------------
Six Months Ended 9/30/02++                              5.94%  7.75%      5.81%      8.19%
------------------------------------------------------------------------------------------
Year Ended 9/30/02                                      6.04    N/A       5.62       8.34
------------------------------------------------------------------------------------------
Five Years Ended 9/30/02                                4.92    N/A       4.88       N/A
------------------------------------------------------------------------------------------
Ten Years Ended 9/30/02                                 5.44    N/A       N/A        N/A
------------------------------------------------------------------------------------------
Inception* through 9/30/02                              6.23   8.38++     5.23       5.22
------------------------------------------------------------------------------------------


    6    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 CUMULATIVE TOTAL RETURNS+



                                          Without Sales Charges/(1)/
--------------------------------------------------------------------
Class A (9/30/92 through 9/30/02)                       73.27%
--------------------------------------------------------------------
Class L (Inception* through 9/30/02)                     8.38
--------------------------------------------------------------------
Class O (Inception* through 9/30/02)/(2)/               66.01
--------------------------------------------------------------------
Class Y (Inception* through 9/30/02)                    21.83
--------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and O shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class O shares.
(2) On December 19, 2001, Class L shares were renamed Class O shares.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and O shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively; Class O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchase.
 * Inception dates for Class A, L, O and Y shares are November 28, 1988, December 19, 2001, January 5, 1993 and November 12, 1998, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.


      7 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                Growth of $10,000 Invested in Class A Shares of
                        the Limited Term Portfolio vs.
                     Lehman Brothers Municipal Bond Index,
                 Lehman Brothers Municipal 10-Year Bond Index
             and Lipper Intermediate Municipal Debt Funds Average+

--------------------------------------------------------------------------------

                       September 1992 -- September 2002

                                    [CHART]


           Limited          Lehman             Lehman             Lipper
             Term           Brothers          Brothers         Intermediate
           Portfolio     Municipal Bond   Municipal 10-Year    Municipal Debt
        Class A Shares       Index++          Bond Index++     Funds Average
        --------------       -------          ------------     -------------
9/1992      $9,807           $10,000           $10,000            $10,000
3/1993      10,212            10,560            10,590             10,494
3/1994      10,585            10,805            10,888             10,799
3/1995      11,188            11,609            11,706             11,420
3/1996      11,931            12,582            12,745             12,217
3/1997      12,444            13,267            13,410             12,761
3/1998      13,522            14,688            14,803             13,824
3/1999      14,238            15,599            15,731             14,528
3/2000      14,030            15,585            15,968             14,457
3/2001      15,161            17,288            17,685             15,772
3/2002      15,721            17,949            18,302             16,255
9/2002      16,993            19,489            20,021             17,505


+Hypothetical illustration of $10,000 invested in Class A shares on September
 30, 1992, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 6, 1994, afterwards at net asset value) and capital gains, if any, at net asset value through September 30, 2002. The Lehman Brothers Municipal 10-Year Bond Index (consisting of maturities of 10 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. The Lipper Intermediate Municipal Debt Funds Average is composed of the Portfolio's peer group of mutual funds (136 funds as of September 30, 2002). Each Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++It is the opinion of the management that the Lehman Brothers Municipal Bond
  Index more accurately reflects the current composition of the Portfolio rather than Lehman Brothers Municipal 10-Year Bond Index. In future reporting, the Lehman Brothers Municipal Bond Index will be used as the basis of comparison of total return performance rather than the Lehman Brothers Municipal 10-Year Bond Index.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


    8    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED)                          SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
Education -- 12.8%
$1,000,000 Aa2*      Arizona Educational Loan Marketing Corp., Education Loan
                      Revenue Bonds, 6.375% due 9/1/05 (b)                            $  1,018,330
 4,000,000 AAA       Arizona School Facilities Board Revenue, State School
                      Improvement Revenue, 5.250% due 7/1/18                             4,427,200
 1,000,000 AAA       Arizona State University Revenues, Revenue Bonds,
                      FGIC-Insured, 5.500% due 7/1/21                                    1,102,170
 3,000,000 NR        Capital Projects Finance Authority, FL Student Housing Revenue,
                      Cafra Capital Corp., Series A, 7.750% due 8/15/20                  3,166,500
 1,000,000 AAA       Carman-Ainsworth, MI Community School District GO,
                      FGIC-Insured, 5.500% due 5/1/19                                    1,114,130
 2,500,000 Aaa*      Central Bucks, PA School District GO, FGIC-Insured,
                      5.500% due 5/15/19                                                 2,790,475
 1,070,000 A         Chester County, PA School Authority, School Lease Revenue,
                      5.375% due 6/1/17                                                  1,181,002
 1,775,000 AAA       Chippewa Valley, MI Schools Administration Building,
                      Q-SBLF-Insured, 5.500% due 5/1/18                                  1,986,562
 3,000,000 AAA       Clark County, NV School District GO, Building and Renovation,
                      Series B, FGIC-Insured, 5.250% due 6/15/17                         3,206,580
                     Colorado Educational & Cultural Facilities Authority Revenue:
 1,025,000 Baa3*       Charter School, (Bromley East Project), Series A,
                        7.000% due 9/15/20                                               1,077,757
 1,865,000 AAA         Student Housing, (University of Colorado Foundation Project),
                        5.375% due 7/1/18                                                2,073,320
 1,880,000 AAA       Cornwall-Lebanon, PA School District GO, Capital Appreciation
                      Notes, FSA-Insured, zero coupon due 3/15/20                          830,095
 3,000,000 AAA       Dallas, TX GO, ISD, Refunding, PSFG, 5.500% due 2/15/17             3,375,960
 1,225,000 AAA       District of Columbia Revenue, Georgetown University, Capital
                      Appreciation Bonds, Series A, MBIA-Insured,
                      zero coupon due 4/1/19                                               538,718
 2,500,000 AA+       Florida State Board of Education, Public Education GO, Capital
                      Layout, Refunding, Series D, 5.375% due 6/1/18                     2,785,800
 1,000,000 AAA       Fort Bend, TX GO, ISD, PSFG, 5.500% due 2/15/16                     1,105,400
                     Greenville County, SC School District Installment Purchase
                      Revenue, Building Equity Sooner for Tomorrow:
 2,000,000 AA-          5.875% due 12/1/17                                               2,291,340
 5,000,000 AA-          5.875% due 12/1/18                                               5,706,000
 1,000,000 AA-          5.875% due 12/1/19                                               1,136,750
 3,000,000 AA-          6.000% due 12/1/21                                               3,387,870
 3,865,000 AAA       Hilliard, OH School District GO, Refunding, Series B,
                      FGIC-Insured, 5.250% due 12/1/19                                   4,228,039
 3,500,000 AAA       Hillsborough County, FL School District Sales Tax Revenue,
                      AMBAC-Insured, 5.375% due 10/1/15                                  3,999,730


                      See Notes to Financial Statements.


      9 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Education -- 12.8% (continued)
$1,005,000 Aaa*      Jonathan Alder, OH Local School District GO, School Facilities
                      Construction & Improvement, MBIA-Insured,
                      5.000% due 12/1/20                                            $  1,061,511
 1,000,000 AAA       Lawrence Township, IN Metropolitan School District, First
                      Mortgage, MBIA/IBC-Insured, 6.750% due 7/5/13                    1,283,950
 1,410,000 Aaa*      Logan Hocking, OH Local School District GO, Construction &
                      Improvement, MBIA-Insured, 5.500% due 12/1/16                    1,605,609
 1,500,000 Aaa*      Mason County, WA School District GO, FGIC-Insured,
                      5.125% due 12/1/20                                               1,582,335
                     Massachusetts State Health & Educational Facilities Authority
                      Revenue:
 1,000,000 AAA          Harvard University, Series Z, 5.000% due 1/15/16               1,073,040
 1,300,000 AAA          University of Massachusetts, Series C, 5.500% due 10/1/18      1,463,917
 1,245,000 AAA       McHenry & Kane County, IL GO, Community Consolidated School
                      District No. 158, Capital Appreciation Bonds, FGIC-Insured,
                      zero coupon due 1/1/16                                             692,345
 3,515,000 Aaa*      Midlothian, TX ISD, Capital Appreciation Bonds, PSFG,
                      zero coupon due 2/15/17                                          1,589,905
 1,075,000 AAA       Mishawaka, IN School Building Corp., First Mortgage,
                      AMBAC-Insured, 5.500% due 7/15/18                                1,194,207
   680,000 A*        Montana State Higher Education Student Assistance Corp.,
                      Student Loan Revenue, Series B, 7.050% due 6/1/04 (b)              696,857
   900,000 AAA       New Hampshire Health & Education Facilities Authority Revenue,
                      University System of New Hampshire, AMBAC-Insured,
                      5.375% due 7/1/16                                                1,007,478
                     New York State Dormitory Authority Revenue:
 1,000,000 AAA         Columbia University, Series B, 5.250% due 7/1/17                1,111,080
 1,780,000 AA          Marymount Manhattan College, Radian-Insured,
                        6.375% due 7/1/14                                              2,107,289
 1,000,000 AAA         School Districts Financing Project, Series C, MBIA-Insured,
                        5.250% due 4/1/21                                              1,078,210
 1,715,000 AAA         State University Educational Facilities, MBIA-Insured,
                        6.000% due 5/15/15                                             2,027,730
                     North Forest ISD, ACA-Insured:
 1,330,000 A           6.500% due 8/15/17                                              1,611,122
                       Capital Appreciation Bonds:
   375,000 A            Zero coupon due 8/15/13                                          219,728
   750,000 A            Zero coupon due 8/15/14                                          413,070
 2,400,000 A2*       North Texas Higher Education Authority Inc., Student Loan
                      Revenue, Series D, 6.300% due 4/1/09 (b)                         2,472,024
 1,725,000 AA        Olentangy Local School District, OH GO, School Facilities
                      Construction & Improvement, Series A, 5.250% due 12/1/22         1,851,305
 1,425,000 AAA       Ritenour School District, GO Direct Deposit Program, FSA-
                      Insured, 5.250% due 3/1/17                                       1,571,732


                      See Notes to Financial Statements.


     10 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                             SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Education -- 12.8% (continued)
$1,320,000 BBB-      Savannah, GA EDA, (College of Art & Design Inc. Project),
                      6.200% due 10/1/09                                              $  1,488,788
 2,545,000 AAA       Southwest Texas Higher Education Authority Inc., (Southern
                      Methodist University Project), AMBAC-Insured,
                      5.500% due 10/1/18                                                 2,856,966
 1,050,000 AAA       Sumter County, FL School Board COP, MBIA-Insured,
                      5.500% due 1/1/22                                                  1,143,261
 1,000,000 Baa3*     Texas State Student Housing Corp., Student Housing Revenue,
                      (Midwestern State University Project), 6.500% due 9/1/22           1,028,330
 2,000,000 AAA       Texas Technical University Revenues Financing System, Seventh
                      Series, MBIA-Insured, 5.500% due 8/15/18                           2,232,340
 1,960,000 AAA       University of Akron, OH General Receipts Bonds, AMBAC-Insured,
                      5.250% due 1/1/17                                                  2,108,548
 1,085,000 AAA       University of Iowa Facilities Corp., (Medical Education & Biomed
                      Research Facilities Project), AMBAC-Insured,
                      5.375% due 6/1/18                                                  1,174,361
 2,000,000 AAA       University of Texas Revenues Financing System, Series B,
                      5.375% due 8/15/18                                                 2,197,220
 1,000,000 AAA       Utah State Board of Regents, UT State University Hospital,
                      MBIA-Insured, 5.500% due 8/1/18                                    1,110,580
 1,900,000 AAA       West Ottawa Public School District, MI GO, Series A,
                      Q-SBLF-Insured, 5.375% due 5/1/18                                  2,106,549
   650,000 AAA       Western Jackson County, MI School District GO, Building & Site,
                      Q-SBLF-Insured, 5.500% due 5/1/17                                    731,880
 1,250,000 AAA       Wyandotte Michigan City School District, MI GO, Building & Site,
                      Refunding, Q-SBLF-Insured, 5.375% due 5/1/20                       1,360,687
--------------------------------------------------------------------------------------------------
                                                                                        99,783,682
--------------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 10.4%
    25,000 AAA       Arkansas Housing Development Agency, Single-Family
                      Mortgage, FHA/VA-Insured, 8.375% due 7/1/10                           30,659
 2,130,000 AAA       Boston, MA Water & Sewer Community Revenue,
                      10.875% due 1/1/09                                                 2,732,534
   175,000 Aaa*      Camarillo, CA Hospital Revenue, Pleasant Valley Hospital
                      Building Corp., 9.700% due 12/15/07                                  212,649
 1,250,000 AAA       Charleston, SC Waterworks & Sewer Revenue,
                      10.375% due 1/1/10                                                 1,633,113
    95,000 AAA       Chillicothe, MO Electric Revenue, AMBAC-Insured,
                      10.250% due 9/1/06                                                   111,468
                     Colorado Health Facilities Authority:
    70,000 BBB+        Rocky Mountain Adventist Healthcare, 6.250% due 2/1/04               74,382
   995,000 NR          Weld County General Hospital Project, 9.375% due 7/1/09           1,251,979
 3,140,000 AAA       Duncanville, TX Hospital Authority, (Methodist Hospitals of
                      Dallas Project), 9.000% due 1/1/10                                 3,893,412


                      See Notes to Financial Statements.


     11 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                             SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 10.4% (continued)
$  610,000 AAA       Erie County, OH Hospital Improvement Revenue, Sandusky
                      Memorial Hospital, 8.750% due 1/1/06                             $    681,992
   205,000 AAA       Farmington, NM Utilities Systems Revenue, AMBAC-Insured,
                      9.875% due 1/1/08                                                     246,301
 1,185,000 NR        Franklin County, OH Hospital Revenue, (Children's Hospital
                      Project), 10.375% due 6/1/13                                        1,650,290
   345,000 Aaa*      Greeneville, TN Health & Educational Facilities Board, Hospital
                      Revenue, Southern Adventist Health System,
                      8.700% due 10/1/09                                                    421,807
   275,000 AAA       Houston, TX Airport System Revenue, 9.500% due 7/1/10                  358,278
    30,000 Aaa*      Idaho Falls, ID Electric Revenue, 10.250% due 4/1/06                    34,816
   695,000 AAA       Illinois Educational Facilities Authority Revenue, Chicago
                      Osteopathic Medical, Series A, 8.750% due 7/1/05                      775,669
                     Illinois Health Facilities Authority Revenue:
   805,000 AAA         Methodist Medical Center of Illinois Project,
                        9.000% due 10/1/10                                                  995,849
    65,000 A           Victory Memorial Hospital Association Project,
                        7.500% due 10/1/06                                                   72,162
   845,000 AAA       Indiana Bond Bank, Special Program, Series A, AMBAC-Insured,
                      9.750% due 8/1/09                                                   1,069,931
 1,130,000 AAA       Indiana State Toll Road Commission, Toll Road Revenue,
                      9.000% due 1/1/15                                                   1,642,884
 2,760,000 AAA       Jacksonville Beach, FL Utility Revenue, 7.900% due 10/1/14           3,579,113
   255,000 NR        Lafayette, LA Public Trust Financing Authority, Single-Family
                      Mortgage Revenue, FHA-Insured, 7.200% due 4/1/10                      297,789
 1,095,000 AAA       Lake County, OH Hospital Improvement Revenue, (Lake County
                      Memorial Hospitals Project), 8.625% due 11/1/09                     1,329,330
   375,000 AAA       Lima, OH Hospital Revenue, St. Rita's Medical Center,
                      7.500% due 11/1/06                                                    416,940
   330,000 NR        Los Angeles, CA COP, Hollywood Presbyterian Medical Center,
                      9.625% due 7/1/13                                                     453,644
   500,000 AAA       Louisiana Public Facilities Hospital Authority Revenue, (Southern
                      Baptist Hospital Inc. Project), Aetna-Insured,
                      8.000% due 5/15/12                                                    620,485
   960,000 AAA       Madison County, IN Hospital Facilities Authority Revenue,
                      (Community Hospital Anderson Project), 9.250% due 1/1/10            1,196,909
                     Maricopa County, AZ Hospital Revenue:
   155,000 AAA         Intercommunity Healthcare, (Sun City Project),
                        8.675% due 1/1/10                                                   189,920
                       St. Luke's Medical Center:
   150,000 AAA          10.250% due 2/1/11                                                  197,985
 1,640,000 AAA          St. Luke's Medical Center Project, 8.750% due 2/1/10              2,010,984
   750,000 AAA       Massachusetts State Port Authority Revenue,
                      13.000% due 7/1/13                                                  1,188,615


                      See Notes to Financial Statements.


     12 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                             SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 10.4% (continued)
$3,765,000 AAA       Mobile, AL GO, 10.875% due 11/1/07                                $  4,742,620
   115,000 AAA       Montana State University Revenue, MBIA-Insured,
                      10.000% due 11/15/08                                                  139,394
                     Muscatine, IA Electric Revenue:
   255,000 AAA         9.500% due 1/1/04                                                    268,798
 1,080,000 AAA         9.700% due 1/1/13                                                  1,489,795
    45,000 BBB-      Nevada, MO Waterworks System Revenue, 10.000% due 10/1/07               54,133
   365,000 NR        New Jersey EDA, Growth Bonds, Series A-2,
                      6.200% due 12/1/02 (b)                                                366,997
   380,000 AAA       New Jersey Health Care Facilities Financing Authority, Hackensack
                      Hospital, 8.750% due 7/1/09                                           462,274
                     New Jersey State Turnpike Authority Revenue:
   660,000 AAA         6.750% due 1/1/09                                                    751,166
   370,000 AAA         6.000% due 1/1/14                                                    424,013
 3,855,000 AAA       North Carolina Municipal Power Agency No. 1, Catawba Electric
                      Revenue, 10.500% due 1/1/10                                         4,983,359
                     Ohio State Water Development Authority Revenue:
 8,355,000 AAA         9.375% due 12/1/10                                                10,384,931
 2,750,000 AAA         Safe Water, Series 3, 9.000% due 12/1/10                           3,157,220
   180,000 AAA       Owensboro, KY Electric, Light & Power Revenue,
                      10.500% due 1/1/04                                                    191,128
 1,341,000 AAA       Pima County, AZ Hospital Revenue, Tucson Medical Center,
                      10.375% due 4/1/07                                                  1,611,533
 1,480,000 NR        Pittsburgh, PA Public Parking Authority, Parking Revenue,
                      St. Francis General Hospital, 6.625% due 10/1/12                    1,743,973
 1,440,000 Aaa*      Pittsburgh, PA Water & Sewer Authority, Water & Sewer Revenue,
                      FGIC-Insured, 6.000% due 9/1/16                                     1,736,352
                     Provo, UT Electric Revenue:
 1,100,000 AAA         10.125% due 4/1/15                                                 1,575,244
 1,220,000 AAA         MBIA-Insured, 10.125% due 4/1/15                                   1,747,089
    10,000 AAA         Series A, AMBAC-Insured, 10.375% due 9/15/15                          14,593
   725,000 AAA       Pulaski County, AR Hospital Revenue, Arkansas Children's
                      Hospital, 9.250% due 3/1/10                                           904,611
   285,000 AAA       Ringwood Boro, NJ Sewage Authority, 9.875% due 1/1/14                  372,295
   245,000 AAA       San Leandro, CA Hospital Revenue, Vesper Memorial Hospital,
                      11.500% due 5/1/11                                                    344,656
   170,000 AAA       Santa Rosa, CA Hospital Revenue, (Santa Rosa Hospital Memorial
                      Project), 10.300% due 3/1/11                                          229,298
 1,010,000 AAA       Southeast Texas Hospital Financing Agency, (Memorial Hospital
                      System Project), 8.500% due 12/1/08                                 1,190,729
 2,340,000 AAA       St. Joseph County, IN Hospital Authority Facilities Revenue,
                      Memorial Hospital South Bend, 9.400% due 6/1/10                     2,967,588
   210,000 AAA       Tamarac, FL Water & Sewer Utilities Revenue, AMBAC-Insured,
                      9.250% due 10/1/10                                                    264,858


                      See Notes to Financial Statements.


     13 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                           SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 10.4% (continued)
$  110,000 AAA       Tarrant County, TX Hospital Authority Revenue, (St. Joseph
                      Hospital Project), 8.750% due 2/1/10                         $    134,026
   435,000 AA        Tucson, AZ COP, Radian-Insured, 6.000% due 7/1/04                  451,439
 2,000,000 AAA       Washington County, PA Authority, Lease Revenue, MBIA-Insured,
                      7.875% due 12/15/18                                             2,929,520
 1,600,000 AAA       West Coast Regional Water Supply Authority, FL Capital
                      Improvement Revenue, (Hillsborough County Project),
                      AMBAC-Insured, 10.300% due 10/1/04                              1,737,280
 1,000,000 AAA       West View, PA Municipal Authority, 9.500% due 11/15/14           1,452,280
 1,000,000 AAA       Western Minnesota Municipal Power Agency, Series A,
                      6.375% due 1/1/16                                               1,179,140
 1,330,000 AAA       Westmoreland County, PA Municipal Authority,
                      9.125% due 7/1/10                                               1,582,660
-----------------------------------------------------------------------------------------------
                                                                                     80,956,881
-----------------------------------------------------------------------------------------------
General Obligation -- 15.3%
 3,000,000 AA+       Anne Arundel County, MD GO, 5.375% due 3/1/14                    3,472,890
 2,620,000 AA+       Austin, TX GO, Public Improvement, 5.500% due 9/1/19             2,855,145
 4,150,000 AAA       Cary County, NC GO, 5.000% due 3/1/20                            4,438,632
 1,445,000 AA        Chesapeake, VA GO, Public Improvement, 5.500% due 12/1/17        1,625,972
                     Chicago, IL Board of Education GO, Series A, MBIA-Insured:
 1,000,000 AAA         5.250% due 12/1/18                                             1,095,600
 1,000,000 AAA         5.250% due 12/1/19                                             1,088,650
 4,000,000 AAA       Chicago, IL GO, Project & Refunding, Series A, AMBAC-Insured,
                      5.375% due 1/1/16                                               4,508,840
 2,415,000 AAA       Cicero, IL GO, MBIA-Insured, 5.625% due 12/1/16                  2,804,419
 5,000,000 AA        Connecticut State GO, Series D, 5.375% due 11/15/19              5,576,000
 3,000,000 AAA       Cook County, IL GO, Series D, AMBAC-Insured,
                      5.250% due 11/15/19                                             3,265,050
 1,000,000 AAA       Cranston, RI GO, FGIC-Insured, 6.375% due 11/15/14               1,199,390
 1,250,000 AAA       Detroit, MI GO, MBIA-Insured, 5.500% due 4/1/20                  1,377,188
 1,400,000 AAA       Du Page County, IL GO, 5.250% due 1/1/15                         1,562,694
 5,000,000 AAA       Georgia State GO, Series D, 5.000% due 8/1/19                    5,369,100
 1,000,000 Aaa*      Giles County, TN GO, Refunding, FGIC-Insured,
                      5.250% due 2/1/19                                               1,097,380
 1,750,000 AAA       Greater Johnstown, PA GO, School District, Series B,
                      MBIA-Insured, 5.375% due 8/1/14                                 1,991,203
 3,000,000 AAA       Guilford County, NC GO, Public Improvement, Series B,
                      5.250% due 10/1/15                                              3,387,900
 1,000,000 AAA       Harlandale, TX GO, ISD, Refunding, PSFG, 6.000% due 8/15/16      1,175,830
 4,000,000 AAA       Hawaii State GO, Series CW, 5.375% due 8/1/15                    4,500,440
 1,000,000 AAA       Houston, TX GO, Public Improvement, FSA-Insured,
                      5.750% due 3/1/18                                               1,148,320


                      See Notes to Financial Statements.


     14 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                           SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
General Obligation -- 15.3% (continued)
                     Illinois State GO, First Series:
$3,000,000 AAA         5.250% due 10/1/18 (d)                                      $  3,283,140
 5,000,000 AAA         5.375% due 7/1/19                                              5,503,350
 1,360,000 AAA         Refunding, 5.500% due 8/1/19                                   1,524,356
 2,440,000 AAA       Kane County, IL GO, FGIC-Insured, 5.500% due 1/1/15              2,778,721
                     Lake County, IL GO, Community Consolidated School District
                      No. 46, Capital Appreciation Bonds, Series B, FGIC-Insured:
   330,000 AAA          Zero coupon due 12/1/17                                         166,340
 2,500,000 AAA          Zero coupon due 12/1/18                                       1,183,725
                     Massachusetts State GO:
 4,000,000 Aa2*        Construction Loan, Series C, 5.500% due 11/1/20                4,458,360
                       RITES, MBIA-Insured:
 3,500,000 AAA          Series PA 964-R, 9.113% due 11/1/15 (e)                       4,765,600
 1,500,000 AAA          Series PA 993-R, 9.090% due 5/1/09 (e)                        2,042,400
 2,000,000 AA        Memphis, TN GO, General Improvement, 5.250% due 4/1/16           2,175,440
 2,635,000 Aa2*      Minnehaha County, SD GO, Limited Tax Certificates,
                      5.625% due 12/1/19                                              2,924,692
 1,800,000 AAA       Montgomery, TX GO, ISD, PSFG, 5.500% due 2/15/17                 2,002,464
 1,000,000 AAA       Mount Clemens, MI GO, Community School District,
                      Q-SBLF-Insured, 5.500% due 5/1/16                               1,127,820
 1,000,000 AA+       New Hampshire State GO, Capital Improvement, Series A,
                      5.125% due 10/1/17                                              1,081,210
 2,500,000 A         New York City, NY GO, Series A, 6.250% due 8/1/08                2,856,400
 3,000,000 AAA       North Carolina State GO, Public Improvement, Series A,
                      5.250% due 3/1/18                                               3,290,670
 1,400,000 Aa1*      Outagamie County, WI GO, 5.500% due 4/1/16                       1,576,316
 4,000,000 AAA       Pennsylvania State GO, Second Series, 5.500% due 5/1/15          4,628,520
                     Philadelphia, PA GO, School District:
                       Series A, FSA-Insured:
 2,000,000 AAA          5.500% due 2/1/20                                             2,210,200
 1,865,000 AAA          5.500% due 2/1/21                                             2,047,378
 2,000,000 AAA         Series B, 5.625% due 8/1/18                                    2,270,540
 2,000,000 AAA       Pierce County, WA GO, School District No. 10 Tacoma,
                      FGIC-Insured, 5.375% due 12/1/14                                2,263,160
 1,000,000 AAA       Pittsburgh, PA GO, School District, Refunding, Series A,
                      FSA-Insured, 5.500% due 9/1/18                                  1,172,680
 2,000,000 AAA       Pittsfield, MA GO, MBIA-Insured, 5.500% due 4/15/17              2,280,280
 1,000,000 AAA       Saraland, AL GO, MBIA-Insured, 5.250% due 1/1/14                 1,118,120
   140,000 AA        Texas State Veterans Housing Assistance Fund GO, FHA-Insured,
                      6.050% due 12/1/12 (b)                                            140,610
 2,000,000 AA-       Wisconsin State GO, Series B, 5.500% due 5/1/14                  2,284,580
 2,000,000 Aaa*      Woonsocket, RI GO, FGIC-Insured, 5.375% due 10/1/20              2,173,940
-----------------------------------------------------------------------------------------------
                                                                                    118,871,655
-----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

     15 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                             SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
Hospitals -- 14.0%
$2,305,000 BBB       Arizona Health Facilities Authority Revenue, Catholic Healthcare
                      West, Series A, 6.125% due 7/1/09                                $  2,573,118
 1,500,000 BBB-      Arkansas State Development Financing Authority, Hospital
                      Revenue, Washington Regional Medical Center,
                      7.000% due 2/1/15                                                   1,619,970
 1,890,000 AAA       Birmingham, AL Special Care Facilities Financing Authority,
                      Healthcare Facility Revenue, Children Hospital,
                      AMBAC-Insured, 5.250% due 6/1/19                                    2,029,066
 1,000,000 AAA       Calcasieu Parish, LA Memorial Hospital Services District Revenue,
                      (Lake Charles Memorial Hospital Project), Series A,
                      CONNIE LEE-Insured, 7.500% due 12/1/05                              1,161,610
 1,185,000 A         Carson City, NV Hospital Revenue, (Carson-Tahoe Hospital
                      Project), 6.000% due 9/1/14                                         1,328,385
   500,000 NR        Chartiers Valley, PA Industrial & Commercial Development
                      Authority, First Mortgage Revenue, Refunding, Asbury
                      Health Center, 6.375% due 12/1/19                                     495,575
 1,000,000 AA        Clackamas County, OR Hospital Facilities Authority Revenue,
                      Legacy Health System, 5.750% due 5/1/16                             1,106,970
                     Colorado Health Facilities Authority, Hospital Revenue Bonds,
                      Rocky Mountain Adventist Healthcare:
 1,255,000 BBB+         6.250% due 2/1/04                                                 1,315,867
 2,500,000 BBB+         6.625% due 2/1/22                                                 2,575,100
 3,000,000 BBB       Cuyahoga County, OH Hospital Facilities Revenue, (Canton Inc.
                      Project), 6.750% due 1/1/10                                         3,381,480
 1,305,000 AA        Fauquier County, VA Industrial Development Authority Hospital
                      Revenue, Fauquier Hospital Foundation Inc.,
                      Radian-Insured, 5.500% due 10/1/15                                  1,487,178
                     Illinois Health Facilities Authority Revenue:
   855,000 A3*         Condell Medical Center, 6.350% due 5/15/15                           942,313
 5,000,000 A           OSF Healthcare System, 6.250% due 11/15/19                         5,380,400
 1,140,000 A           Passavant Memorial Area Hospital, 6.250% due 10/1/17               1,228,521
 3,000,000 A1*       Iowa Finance Authority, Health Care Facilities Revenue, Genesis
                      Medical Center, 6.250% due 7/1/20                                   3,212,220
 2,900,000 AAA       Kentucky EDA, Health System Revenue, Norton Healthcare Inc.,
                      Series B, MBIA-Insured, zero coupon due 10/1/21                     1,154,142
 1,500,000 BBB       Klamath Falls, OR Intercommunity Hospital Authority Revenue,
                      (Merle West Medical Center Project), 6.125% due 9/1/22              1,587,435
 2,580,000 NR        Lee Memorial Health System Board of Directors, FL Hospital
                      Revenue, RITES, Series PA 1026R-B, FSA-Insured,
                      9.527% due 4/1/10 (e)                                               3,497,293
 1,000,000 NR        Lee's Summit, MO Industrial Development Authority Health
                      Facilities Revenue, John Knox Village, 5.750% due 8/15/11           1,110,580
 1,900,000 BB-       Maplewood, MN Healthcare Facilities Revenue, (Health East
                      Project), 5.950% due 11/15/06                                       1,795,215


                      See Notes to Financial Statements.


     16 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
Hospitals -- 14.0% (continued)
$1,000,000 A-        Marshall County, AL Health Care Authority Revenue, Series A,
                      6.250% due 1/1/22                                              $  1,084,720
 1,000,000 A         Maryland State Health & Higher Educational Facilities Authority
                      Revenue, University of Maryland Medical System,
                      6.000% due 7/1/22                                                 1,091,620
                     Massachusetts State Health & Educational Facilities Authority
                      Revenue, Caritas Christi Obligated Group, Series B:
 2,000,000 BBB          6.500% due 7/1/12                                               2,237,180
 3,000,000 BBB          6.750% due 7/1/16                                               3,333,330
 1,000,000 BB        Miami Beach, FL Health Facilities Authority, Hospital Revenue,
                      Mt. Sinai Medical Center, Series A, 6.700% due 11/15/19             889,170
 2,775,000 AA-       Montgomery County, OH Revenue, Catholic Health Initiatives,
                      5.500% due 9/1/14                                                 3,006,407
 4,000,000 A-        New Hampshire Health & Education Facilities Authority Revenue,
                      Covenant Health System, 6.500% due 7/1/17                         4,505,960
                     New Jersey Healthcare Facilities, Financing Authority Revenue:
   450,000 BBB-        Capital Health System Inc., 5.125% due 7/1/12                      434,403
 1,575,000 BB+         Pascack Valley Hospital Association, 5.125% due 7/1/18           1,277,624
 3,000,000 BBB-        Trinitas Hospital Obligation Group, 7.375% due 7/1/15            3,310,320
 1,000,000 AAA       New York City, NY Health & Hospital Corp. Revenue, Health
                      System, Series A, FSA-Insured, 5.500% due 2/15/19                 1,106,290
 1,885,000 NR        New York City, NY IDA, Civic Facilities Revenue, Community
                      Hospital, Brooklyn, 6.875% due 11/1/10                            1,905,320
 1,000,000 A3*       New York State Dormitory Authority Revenue, Lenox Hill Hospital
                      Obligated Group, 5.750% due 7/1/17                                1,090,180
   750,000 A         Norton, VA Industrial Development Authority Hospital Revenue,
                      Norton Community Hospital, ACA-Insured,
                      6.000% due 12/1/22                                                  803,580
                     Oklahoma Development Financing Authority, Revenue Refunding:
                      Hillcrest Healthcare System, Series A:
 1,500,000 B-           5.750% due 8/15/15                                              1,208,970
 3,000,000 B-           5.625% due 8/15/19                                              2,295,990
 2,750,000 AA          St. John's Health System Inc., 5.750% due 2/15/18                2,986,033
                     Orange County, FL Health Facilities Authority Revenue:
 1,835,000 NR          First Mortgage, 8.875% due 7/1/21                                1,870,801
 2,000,000 A-          Hospital Adventist Health System, 6.250% due 11/15/24            2,171,640
                     Pennsylvania State Higher Educational Facilities Authority,
                      Health Services Revenue:
 3,330,000 AAA          Allegheny Delaware Valley Obligation Group, Series A,
                         MBIA-Insured, 5.600% due 11/15/09                              3,805,324
 1,000,000 A+           University of Pittsburgh, UPMC Health System, Series A,
                         6.250% due 1/15/18                                             1,092,620
 2,000,000 A         Pulaski County, AR Hospital Revenue, Arkansas Children's
                      Hospital, Series A, 5.250% due 3/1/14                             2,119,420


                      See Notes to Financial Statements.


     17 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                             SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Hospitals -- 14.0% (continued)
$1,500,000 AAA       Salt Lake County, UT Hospital Revenue, IHC Health Services Inc.,
                      AMBAC-Insured, 5.500% due 5/15/13                               $  1,716,900
 1,000,000 BB+       Scranton-Lackawanna, PA Health & Welfare Authority Revenue,
                      (Moses Taylor Hospital Project), 6.050% due 7/1/10                   965,770
 1,445,000 AA        Southcentral, PA General Authority Revenue, Hanover Hospital
                      Inc., Radian-Insured, 5.500% due 12/1/18                           1,598,878
 1,000,000 A         St. Paul, MN Housing & Redevelopment Authority Hospital
                      Revenue, (Health East Project), Series B, ACA/CBI-Insured,
                      5.850% due 11/1/17                                                 1,085,150
 1,210,000 AAA       St. Tammany Parish, LA Hospital Service District No. 2, Hospital
                      Revenue, CONNIE LEE-Insured, 6.250% due 10/1/14                    1,327,273
 1,500,000 A3*       Steubenville, OH Hospital Revenue, Refunding & Improvements,
                      Trinity Health System, 6.375% due 10/1/20                          1,618,155
 2,000,000 NR        Suffolk County, NY IDA, Civic Facility Revenue, Eastern Long
                      Island Hospital Association, Series A, 7.750% due 1/1/22           2,012,260
                     Tarrant County, TX Health Facilities Development Corp.,
                      Hospital Revenue:
 2,000,000 A-           6.625% due 11/15/20                                              2,202,580
 4,000,000 AA-          Baylor Health Care System Project, 5.750% due 11/15/19           4,365,160
 2,000,000 Baa2*     Tomball, TX Hospital Authority Revenue, Tomball Regional
                      Hospital, 5.500% due 7/1/09                                        2,127,040
                     Wisconsin State Health & Educational Facilities Authority
                      Revenue:
 1,000,000 A-           Agnesian Health Care Inc., 6.000% due 7/1/17                     1,066,400
 1,975,000 BBB+         Aurora Health Care, Series B, 5.625% due 2/15/20                 1,937,337
 2,805,000 A            Kenosha Hospital & Medical Center Project,
                         5.500% due 5/15/15                                              2,905,335
 1,500,000 A            Wheaton Franciscan Services Inc., 6.000% due 8/15/15             1,665,630
--------------------------------------------------------------------------------------------------
                                                                                       109,203,208
--------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 3.2%
                     Bexar County, TX Housing Finance Corp., Multi-Family Housing
                      Revenue, Series A:
 2,590,000 A3*          American Opportunity for Housing-Nob Hill
                         Apartments LLC, 6.000% due 6/1/21                               2,658,480
   700,000 Aaa*         The Waters at Northern Hills Apartments, MBIA-Insured,
                         5.800% due 8/1/21                                                 770,098
 2,000,000 AA+       Dakota County, MN Community Development Agency,
                      5.250% due 1/1/19                                                  2,164,160
 2,250,000 AAA       Dekalb County, GA HFA, Multi-Family Housing Revenue,
                      Refunding, (Chimney Trace Project), FNMA-Collateralized,
                      5.625% mandatory tender 5/1/05                                     2,364,322


                      See Notes to Financial Statements.


     18 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 3.2% (continued)
                     El Paso County, TX Housing Finance Corp., Multi-Family Housing
                      Revenue, Series A:
                        American Village Communities:
$1,250,000 A3*           6.250% due 12/1/20                                         $  1,305,300
 1,000,000 A3*           6.250% due 12/1/24                                            1,034,090
   415,000 A3*          La Plaza Apartments, 6.700% due 7/1/20                           460,903
 1,000,000 AAA       Grand Prairie, TX Housing Finance Corp., Multi-Family Housing
                      Revenue, (Landings of Carrier Project), Series A,
                      GNMA-Collateralized, 6.750% due 9/20/32                          1,119,830
 1,000,000 AAA       Harrisonburg, VA Redevelopment & Housing Authority, Multi-
                      Family Housing Revenue, (Greens of Salem Run Project),
                      FSA-Insured, 6.000% due 4/1/12 (b)                               1,087,470
 1,000,000 Baa1*     Louisiana Local Government Environmental Facilities &
                      Community Development Authority Revenue, (Bellemont
                      Apartments Project), Series A, 6.000% due 9/1/22                 1,017,120
 1,800,000 AA        Louisiana Public Facilities Authority Revenue, Multi-Family
                      Housing, Oakleigh Apartments, Series A, AXA-Insured,
                      5.950% mandatory tender 3/15/05                                  1,824,732
   865,000 NR        Maricopa County, AZ IDA, Multi-Family Housing Revenue,
                      Stanford Court Apartments, Series B, 5.750% due 7/1/08             897,412
 1,500,000 AA        Missouri State Housing Development Community, Multi-Family
                      Housing Revenue, Series I, 5.500% due 12/1/15                    1,628,925
   865,000 AAA       Nevada Housing Division, Multi-Unit Housing, Saratoga Palms,
                      FNMA-Collateralized, 6.250% due 10/1/16 (b)                        920,715
   170,000 A3*       Odessa, TX Housing Development Corp. No. 2, Multi-Family
                      Revenue Refunding, Chaparral Village, Series A,
                      6.375% due 12/1/03                                                 172,025
   755,000 Aaa*      Panhandle, TX Regional Housing Finance, Series A,
                      GNMA-Collateralized, 6.500% due 7/20/21                            856,782
 1,100,000 AAA       Phoenix, AZ IDA, Multi-Family Housing Revenue, (Bay Club
                      Apartments Project), GNMA-Collateralized,
                      5.800% due 11/20/21                                              1,237,313
 2,530,000 A3*       Travis County, TX HFA, Multi-Family Housing Revenue, Agape
                      Austin Housing Inc., (Lakeview Apartments Project), Series A,
                      6.250% due 7/1/22                                                2,634,489
 1,000,000 NR        Washington County, OR Housing Authority Revenue, Affordable
                      Housing Pool, Series A, 6.000% due 7/1/20                        1,018,740
------------------------------------------------------------------------------------------------
                                                                                      25,172,906
------------------------------------------------------------------------------------------------
Housing: Single-Family -- 1.0%
   535,000 AAA       Arkansas State Development Finance Authority, Single-Family
                      Mortgage Revenue, Series A, GNMA/FNMA-Collateralized,
                      6.200% due 7/1/15                                                  564,666
 1,130,000 AA        Colorado HFA, Single-Family Mortgage Program, Series D-2,
                      Sr. Bonds, 6.900% due 4/1/29 (b)                                 1,235,644


                      See Notes to Financial Statements.


     19 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                             SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Housing: Single-Family -- 1.0% (continued)
$1,000,000 Aaa*      Jefferson Parish, LA Home Mortgage Authority, Single-Family
                      Mortgage Revenue, Series G, GNMA/FNMA-Collateralized,
                      6.300% due 6/1/32 (b)                                           $  1,091,830
                     Massachusetts State HFA, Single-Family Housing Revenue:
 1,920,000 AA          Series 38, 7.200% due 12/1/26 (b)                                 2,016,922
 1,555,000 AA          Series 41, 6.300% due 12/1/14                                     1,648,751
   845,000 AA+       Minnesota State HFA Revenue, Single-Family Mortgage, Series H,
                      6.700% due 1/1/18                                                    879,079
   625,000 Aa2*      Oregon State Housing & Community Services Department,
                      Mortgage Revenue, Single-Family Mortgage Program,
                      Series B, 6.875% due 7/1/28                                          639,519
--------------------------------------------------------------------------------------------------
                                                                                         8,076,411
--------------------------------------------------------------------------------------------------
Industrial Development -- 2.7%
 1,000,000 NR        Alaska Industrial Development & Export Authority Revenue,
                      Williams Lynxs Alaska Cargo Port LLC, 8.000% due 5/1/23 (b)        1,057,190
 1,000,000 Baa3*     Albany, NY IDA, Civic Facility Revenue Bonds, (Charitable
                      Leadership Project), Series A, 6.000% due 7/1/19                   1,045,010
 3,000,000 NR        Midlothian, TX Development Authority Tax, Increment Contract
                      Revenue, 7.875% due 11/15/21                                       3,251,310
                     New York City, NY Industrial Development Agency Civic Facility
                      Revenue, (Special Needs Facilities Pooled Project), Series A-1:
 1,090,000 NR           6.100% due 7/1/12                                                1,113,152
 1,000,000 NR           6.500% due 7/1/17                                                1,020,740
 2,760,000 BBB+      Ohio State Air Quality Development Authority Revenue,
                      Refunding, (Environmental Improvement USX Project),
                      5.000% due 11/1/15 (e)                                             2,855,579
 2,100,000 NR        Orlando, FL Urban Community Development District, Capital
                      Improvement, Series B, 6.400% due 5/1/10                           2,145,297
 2,665,000 NR        Parklands West Community Development District, FL Special
                      Assessment Revenue, Series B, 6.000% due 5/1/06                    2,695,541
 1,630,000 AAA       Pennsylvania State IDA Revenue, Economic Development,
                      AMBAC-Insured, 5.500% due 7/1/21                                   1,806,024
 2,000,000 Baa3*     Rockbridge County, VA IDA Revenue, Virginia Horse Center
                      Foundation, Series C, 6.850% due 7/15/21                           2,086,780
 2,000,000 BBB+      Utah County, UT Environmental Improvement Revenue,
                      Refunding, (Marathon Oil Project), 5.050% due 11/1/17 (e)          2,117,860
--------------------------------------------------------------------------------------------------
                                                                                        21,194,483
--------------------------------------------------------------------------------------------------
Life Care -- 1.5%
                     Colorado Health Facilities Authority, Hospital Revenue Bonds,
                      National Benevolent:
 1,010,000 Baa3*        Series A, 6.125% due 9/1/16                                        908,121
   600,000 Baa3*        Series C, 7.000% due 3/1/19                                        583,446


                      See Notes to Financial Statements.


     20 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                             SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Life Care -- 1.5% (continued)
                     Massachusetts State Development Finance Agency Revenue,
                      First Mortgage, (Edgecombe Project):
$  585,000 BBB-         Series A, 6.000% due 7/1/11                                   $    614,975
 1,000,000 BBB-         Series B, 5.750% due 7/1/29                                      1,023,960
                     Massachusetts State Industrial Finance Agency Revenue, Series A:
 1,150,000 NR          Chestnut Knoll Project, Series A, 5.500% due 2/15/18              1,048,559
 1,460,000 AAA         University Commons Nursing, Series A, FHA-Insured,
                        6.550% due 8/1/18                                                1,643,624
 2,000,000 NR        North Manchester, IN Revenue, (Peabody Retirement Community
                      Project), Series A, 7.125% due 7/1/22                              1,961,320
   795,000 NR        Orange County, NY IDA, Civic Facility Revenue Bonds, Arden Hill
                      Life Care Center at Newburgh Inc., 7.000% due 8/1/21                 808,157
 2,000,000 NR        Rainbow City, AL Special Health Care Facilities Financing
                      Authority, Regency Pointe Inc., Series B, 7.250% due 1/1/06        2,033,480
 1,000,000 AAA       Rio Grande Valley, Health Facilities Development Corp., TX
                      Hospital Revenue, (Valley Baptist Medical Center Project),
                      MBIA-Insured, 6.250% due 8/1/06                                    1,023,740
--------------------------------------------------------------------------------------------------
                                                                                        11,649,382
--------------------------------------------------------------------------------------------------
Miscellaneous -- 11.1%
 1,500,000 Aaa*      Akron Summit County, OH Public Library GO, FGIC-Insured,
                      5.000% due 12/1/19                                                 1,595,790
 3,000,000 NR        Barona Band of Mission Indians, CA GO, 8.250% due 1/1/20            3,241,530
 1,285,000 NR        Bonita Springs, FL Vasari Community Development District
                      Revenue, Capital Improvement, Series B, 6.200% due 5/1/09          1,316,932
 2,500,000 AAA       Brazos River Authority, TX Revenue, (Houston Industry Inc.
                      Project), Series B, 5.125% due 11/1/20                             2,623,750
 1,410,000 NR        Capital Region Community Development, FL Development District
                      Revenue, Capital Improvement, Series B, 5.950% due 5/1/06          1,434,393
 2,000,000 AA+       Chicago Metropolitan Water Reclamation District Greater
                      Chicago, Capital Improvement, Series A, 5.500% due 12/1/14         2,385,740
                     Connecticut State Special Tax Obligation Revenue, RITES,
                      FSA-Insured:
 2,000,000 AAA          Series A, 8.840% due 10/1/13 (e)                                 2,607,760
 2,000,000 AAA          Series B, 8.840% due 10/1/15 (e)                                 2,544,680
 3,000,000 NR        Dauphin County, PA General Authority Revenue, Office and
                      Packaging, 5.500% due 1/1/08                                       3,026,880
 2,000,000 NR        Double Branch Community Development District, FL Special
                      Assessment Revenue, Series B-1, 5.600% due 5/1/07                  1,995,120
 1,720,000 AAA       Evansville Vanderburgh Public Library Leasing Corp., First
                      Mortgage, MBIA-Insured, 5.750% due 7/15/18                         1,983,108
 1,610,000 Aaa*      Foothills Park & Recreation District Building Authority, CO COP,
                      Refunding & Improvement, MBIA-Insured,
                      5.000% due 12/1/22 (d)                                             1,684,334


                      See Notes to Financial Statements.


     21 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------
Miscellaneous -- 11.1% (continued)
$3,000,000 NR        Greyhawk Landing Community Development District, FL Special
                      Assessment Revenue, Series B, 6.250% due 5/1/09                 $  3,059,640
 4,000,000 Aaa*      Hamilton County, OH Sales Tax Revenue, Series B,
                      AMBAC-Insured, 5.250% due 12/1/18                                  4,336,320
 1,000,000 AAA       Holland, MI Area Community Swimming Pool Authority GO,
                      FGIC-Insured, 5.125% due 5/1/19                                    1,035,440
                     Illinois Development Finance Authority Revenue:
 1,840,000 A           Debt Restructure -- East St. Louis, 6.875% due 11/15/05           2,029,281
 2,000,000 Aaa*        Revolving Fund -- Master Trust, 5.500% due 9/1/17                 2,253,880
 3,000,000 AAA       Indianapolis, IN Local Public Improvement Bond Bank Revenue,
                      (Waterworks Project), Series A, MBIA-Insured,
                      5.500% due 7/1/19                                                  3,336,960
 1,025,000 AA-       Kentucky Infrastructure Authority, Series A, 5.250% due 6/1/12      1,167,834
 1,000,000 Ba2*      Lehigh County, PA General Purpose Authority Revenue, Kids
                      Peace Corp., 5.800% due 11/1/12                                      984,240
 2,000,000 NR        Lexington Oaks Community Development District, FL Special
                      Assessment Revenue, Series B, 5.625% due 5/1/06                    2,013,720
                     Louisiana Local Government Environment Facilities and
                      Community Development Authority Revenue, Series A,
                      AMBAC-Insured:
 1,310,000 Aaa*         5.200% due 6/1/17                                                1,450,668
 1,480,000 AAA          Parking Facilities Corp. Garage Project, 5.625% due 10/1/17      1,679,326
 1,000,000 NR        Mediterra North Community Development District, FL Capital
                      Improvement Revenue, Series B, 6.000% due 5/1/08                   1,010,310
 2,000,000 AAA       Memphis-Shelby County, TN Sports Authority Inc. Revenue,
                      (Memphis Arena Project), Series A, 5.500% due 11/1/18              2,255,600
 2,000,000 AAA       New Mexico Finance Authority Revenue, Court Facilities Fee,
                      MBIA-Insured, 5.000% due 6/15/18                                   2,121,460
 1,000,000 NR        Panther Trace Community Development District, FL Special
                      Assessment Revenue, Series B, 6.500% due 5/1/09                    1,016,480
 1,895,000 A         Pendleton County, KY Multi-County Lease Revenue, Associated
                      Counties Leasing Trust, Program A, 6.500% due 3/1/19               1,955,413
 2,000,000 AAA       Pennsylvania State Department of General Services COP,
                      FSA-Insured, 5.250% due 5/1/16                                     2,207,900
                     Philadelphia, PA Authority for Industrial Development,
                      Series B, FSA-Insured:
 2,000,000 AAA          5.500% due 10/1/15                                               2,302,600
 1,000,000 AAA          5.500% due 10/1/19                                               1,115,370
 1,000,000 AAA       Providence, RI Public Building Authority, General Revenue,
                      Series A, MBIA-Insured, 5.375% due 12/15/21                        1,083,280
                     Radford Court Properties, WA Student Housing Revenue,
                      MBIA-Insured:
 1,695,000 AAA          6.000% due 6/1/17                                                1,986,760
 1,000,000 AAA          5.375% due 6/1/19                                                1,086,930


                      See Notes to Financial Statements.


     22 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                             SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Miscellaneous -- 11.1% (continued)
$2,500,000 NR        Renaissance Community Development District, FL Capital
                      Improvement Revenue, Series B, 6.250% due 5/1/08                $  2,553,175
 3,000,000 NR        Reunion East Community Development District, FL Special
                      Assessment Revenue, Series B, 5.900% due 11/1/07                   3,014,160
 1,750,000 A+        Riverside County, CA Asset Leasing Corp., Leasehold Revenue
                      Bonds, (Riverside County Hospital Project), Series A,
                      6.000% due 6/1/04                                                  1,825,810
   710,000 AAA       SCA Tax Exempt Trust, Knox Health Educational & Housing,
                      FSA-Insured, 7.125% due 1/1/30                                       756,796
 3,900,000 D         Spokane, WA Downtown Foundation Parking Revenue, (River
                      Park Square Project), 5.000% due 8/1/08                            2,262,000
 1,000,000 A         Territory of American Samoa, ACA-Insured, 6.000% due 9/1/08         1,139,860
 2,525,000 NR        Vista Lakes Community Development District, FL Capital
                      Improvement Revenue, Series B, 5.800% due 5/1/08                   2,543,382
 1,000,000 NR        Waterlefe Community Development District, FL Capital
                      Improvement Revenue, Series B, 6.250% due 5/1/10                   1,035,400
 2,985,000 NR        Wenonah Park Properties Inc. Revenue, MI Bay City Hotel,
                      7.875% due 4/1/22                                                  3,072,520
--------------------------------------------------------------------------------------------------
                                                                                        86,132,532
--------------------------------------------------------------------------------------------------
Pollution Control -- 1.3%
 2,715,000 BBB-      Carbon County, PA IDA, (Panther Creek Partners Project),
                      6.650% due 5/1/10 (b)                                              2,878,606
   765,000 BBB+      New Hampshire Business Authority PCR, Central Maine Power Co.,
                      5.375% due 5/1/14                                                    812,078
 6,000,000 BBB-      Ohio State Air Quality Development Authority Revenue,
                      Refunding, Cleveland Pollution Control, Series A,
                      6.000% due 12/1/13                                                 6,146,580
--------------------------------------------------------------------------------------------------
                                                                                         9,837,264
--------------------------------------------------------------------------------------------------
Pre-Refunded (f) -- 1.2%
 1,495,000 NR        Berks County, PA Municipal Authority Revenue, (Phoebe Berks
                      Village Inc. Project), (Call 5/15/06 @ 102),
                      7.500% due 5/15/13                                                 1,735,516
 1,500,000 AAA       Chicago, IL GO, Series A, FGIC-Insured, (Call 7/1/10 @ 101),
                      6.000% due 1/1/14                                                  1,805,745
   950,000 A2*       Harris County, TX Health Facilities Development Corp., (Memorial
                      Health System Project), (Call 6/1/03 @ 100),
                      7.125% due 6/1/05                                                  1,033,211
 1,140,000 Aaa*      Massachusetts Rail Connections Inc., Route 128, Parking Garage
                      Revenue, Series A, (Call 7/1/09 @ 102), 6.000% due 7/1/13          1,372,229
   310,000 AAA       Oshkosh, WI Hospital Facility Revenue, Mercy Medical Center,
                      (Call 7/1/07 @ 100), 7.375% due 7/1/09                               357,864


                      See Notes to Financial Statements.


     23 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
Pre-Refunded (f) -- 1.2% (continued)
$2,170,000 A+        Palm Beach County, FL Health Facilities Authority Revenue, Good
                      Samaritan Health System Guaranteed, (Call 10/1/05 @ 100),
                      6.150% due 10/1/06                                             $  2,314,240
   570,000 Aaa*      Philadelphia, PA Hospitals Authority Revenue, (United Hospitals
                      Inc. Project), (Call 7/1/05 @ 100), 10.875% due 7/1/08              686,280
-------------------------------------------------------------------------------------------------
                                                                                        9,305,085
-------------------------------------------------------------------------------------------------
Public Facilities -- 2.7%
 1,000,000 BBB-      Austin, TX Convention Enterprises Inc., Convention Center,
                      First Tier, Series A, 6.600% due 1/1/21                           1,054,400
 1,980,000 AAA       East Point, GA Building Authority Revenue, FSA-Insured,
                      zero coupon due 2/1/20                                              789,604
                     Florida Municipal Loan Council Revenue, Series A, MBIA-Insured:
 1,790,000 AAA         5.250% due 11/1/13                                               2,050,857
 3,175,000 AAA         5.250% due 11/1/16                                               3,563,747
 1,125,000 AAA       Harris County, TX Houston Sports Authority Revenue, Series G,
                      MBIA-Insured, 5.250% due 11/15/16                                 1,237,815
 2,500,000 AAA       Las Vegas New Convention & Visitors Authority Revenue,
                      AMBAC-Insured, 6.000% due 7/1/14                                  2,920,100
                     Ohio State Building Authority, Series A:
 3,000,000 AA          5.375% due 10/1/14                                               3,363,900
 3,600,000 AAA         State Facilities-Administration Building Fund, FSA-Insured,
                        5.500% due 10/1/14                                              4,130,532
 1,375,000 AAA       Oregon State Department Administrative Services Lottery
                      Revenue, Series A, FSA-Insured, 5.500% due 4/1/14                 1,587,107
-------------------------------------------------------------------------------------------------
                                                                                       20,698,062
-------------------------------------------------------------------------------------------------
Solid Waste -- 0.8%
 3,000,000 A2*       Northeast Maryland Waste Disposal Authority, Solid Waste
                      Revenue, (Montgomery County Resource Recovery Project),
                      Series A, 6.200% due 7/1/10 (b)                                   3,144,720
 2,585,000 NR        Wasco County, OR Solid Waste Disposal Revenue, (Waste
                      Connections Inc. Project), 7.000% due 3/1/12 (b)                  2,736,248
-------------------------------------------------------------------------------------------------
                                                                                        5,880,968
-------------------------------------------------------------------------------------------------
Tax Allocation -- 1.5%
 3,000,000 AAA       Denver, CO City & County Excise Tax Revenue, Refunding,
                      Series A, FSA-Insured, 5.500% due 9/1/14                          3,351,750
 2,310,000 AAA       District of Columbia Tax Increment Revenue, (Gallery Place
                      Project), FSA-Insured, 5.125% due 7/1/20                          2,458,371
 2,500,000 AAA       Hamilton County, IN County Optional Income Tax Revenue,
                      FSA-Insured, 5.250% due 1/10/20                                   2,626,325
 3,120,000 Aaa*      Tampa, FL Occupational License Tax, Series A, FGIC-Insured,
                      5.375% due 10/1/14                                                3,595,550
-------------------------------------------------------------------------------------------------
                                                                                       12,031,996
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     24 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                              SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------------
Tobacco -- 3.3%
                     Alabama 21st Century Authority Tobacco Settlement Revenue:
$2,330,000 Aa1*        5.750% due 12/1/15                                                $  2,466,538
 2,415,000 Aa1*        5.750% due 12/1/17                                                   2,519,980
 5,000,000 NR        Badger, WI Tobacco Asset Securitization Corp., Revenue Bonds,
                      RITES, Series PA 1046, 9.676% due 12/1/06 (e)                         5,081,500
 2,595,000 A         District of Columbia Tobacco Settlement Financing Agency,
                      Asset-Backed Bonds, 6.250% due 5/15/24                                2,639,115
 2,000,000 A         Tobacco Settlement Authority, IA Tobacco Settlement Revenue,
                      Asset-Backed Bonds, Series B, 5.500% due 6/1/11                       2,125,800
 2,500,000 NR        Tobacco Settlement Financing Corp., RI RITE, Series PA 1048,
                      9.376% due 6/1/08 (e)                                                 2,546,950
 2,000,000 A         Tobacco Settlement Financing Corp. Revenue, Asset-Backed
                      Bonds, Series 2001B, 5.500% due 5/15/30                               1,891,480
                     Tobacco Settlement Revenue Management Authority, Series B:
 3,000,000 A           6.000% due 5/15/22                                                   3,036,900
 3,000,000 A           6.375% due 5/15/28                                                   3,026,310
----------------------------------------------------------------------------------------------------
                                                                                           25,334,573
----------------------------------------------------------------------------------------------------
Transportation -- 7.2%
 3,000,000 AAA       Allegheny County, PA Port Authority Special Revenue, FGIC-Insured,
                      5.500% due 3/1/16                                                     3,404,550
 3,040,000 AAA       Birmingham, AL Airport Authority, Airport Revenue, MBIA-Insured,
                      5.500% due 7/1/16                                                     3,246,051
                     Chicago, IL O'Hare International Airport:
 1,500,000 AAA         Second Lien Passenger Facility, Series B, AMBAC-Insured,
                        5.500% due 1/1/16                                                   1,655,175
 2,500,000 Ca*         Special Facilities Revenue, (United Airlines Project), Series C,
                        6.300% due 5/1/16                                                     400,100
 2,000,000 A         Connecticut State Special Obligation Parking Revenue, Bradley
                      International Airport, Series A, ACA-Insured,
                      6.375% due 7/1/12 (b)                                                 2,259,720
 2,000,000 AAA       Connecticut State Special Tax Obligation Revenue, Transportation
                      Infrastructure, Series A, FSA-Insured, 5.375% due 7/1/16              2,266,620
 6,400,000 BBB-      Connector 2000 Association Inc., SC Toll Road, Sr. Revenue Bond,
                      Capital Appreciation, Series B, zero coupon due 1/1/16                1,668,992
 3,000,000 BB-       Dallas-Fort Worth, TX International Airport Facility Improvement
                      Corp., Revenue Bonds, American Airlines Inc., Series C,
                      6.150% mandatory tender 11/1/07 (b)                                   1,651,350
 3,440,000 AAA       Delaware River Port Authority, Series A, 9.088% due 1/1/14             4,506,606
                     Denver, CO City & County Airport Revenue:
 1,000,000 A           Series A, 7.200% due 11/15/02 (b)                                    1,006,370
 1,000,000 A           Series B, 7.000% due 11/15/02 (b)                                    1,006,140
 1,000,000 AAA       E-470 Public Highway Authority, CO Sr. Revenue Bonds, Capital
                      Appreciation, Series B, MBIA-Insured, zero coupon due 9/1/16            539,920


                      See Notes to Financial Statements.


     25 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002

   FACE
  AMOUNT   RATING(a)                             SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
Transportation -- 7.2% (continued)
$2,070,000 AAA       Houston, TX Airport System Revenue, Sub. Lien, FSA-Insured,
                      5.500% due 7/1/20                                                $  2,252,139
 3,000,000 NR        Kenton County, KY Airport Board, Special Facilities Revenue,
                      (Mesaba Aviation Inc. Project), Series A,
                      6.625% due 7/1/19 (b)                                               2,561,220
 1,255,000 AAA       Louisiana Local Government Environmental Facilities Community
                      Development Authority Revenue, Bossier Parish Community
                      College, MBIA-Insured, 5.250% due 12/1/18                           1,385,495
 2,000,000 Aa3*      Massachusetts State Grant Anticipation Notes, Series A,
                      5.750% due 6/15/15                                                  2,329,100
 1,000,000 AAA       Memphis-Shelby County, TN Airport Authority, Airport Revenue,
                      Series D, AMBAC-Insured, 6.250% due 3/1/14 (a)                      1,172,970
                     New Jersey Transportation Trust Fund Authority, RITES,
                      MBIA-Insured:
 2,500,000 AAA          Series A, 10.136% due 12/15/09 (e)                                3,398,050
 1,000,000 AAA          Series B, 10.136% due 12/15/09 (e)                                1,359,220
                     Northwest Parkway, CO Public Highway Authority Revenue,
                      Series A, AMBAC-Insured:
 2,500,000 AAA          5.500% due 6/15/16                                                2,854,250
 2,925,000 AAA          5.250% due 6/15/17                                                3,250,991
 3,000,000 AA-       Ocean Highway and Port Authority, Nassau County,
                      FL Adjustable Demand Revenue Bonds,
                      6.250% mandatory tender 12/1/02 (b)                                 3,022,950
10,000,000 BBB-      Pocahontas Parkway Association, VA Toll Road, Sr. Revenue
                      Bond, Capital Appreciation, Series B,
                      zero coupon due 8/15/19                                             2,370,200
 1,000,000 AAA       St. Louis, MO Airport Revenue, Airport Development Program,
                      Series A, MBIA-Insured, 5.625% due 7/1/16                           1,130,670
 3,000,000 AA-       Triborough Bridge & Tunnel Authority, NY Revenues, Refunding,
                      Series B, 5.250% due 11/15/18 (d)                                   3,309,360
 1,725,000 AAA       Tulsa, OK Airports Improvement Trust General Revenue, Series A,
                      6.000% due 6/1/14 (b)                                               1,959,134
---------------------------------------------------------------------------------------------------
                                                                                         55,967,343
---------------------------------------------------------------------------------------------------
Utilities -- 3.3%
    45,000 AAA       Brownsville County, TX Utility System Revenue,
                      9.400% due 1/1/13                                                      59,531
 5,000,000 A2*       Burlington, KS Environmental Improvement Revenue, Kansas City
                      Power & Light, Refunding, 4.750% due 9/1/15                         5,106,900
 1,750,000 AAA       Cleveland, OH Public Power System Revenue, AMBAC-Insured,
                      5.500% due 11/15/15                                                 2,012,255
 4,000,000 AAA       Energy Northwest Washington Electric Revenue, (Project Number 1),
                      Refunding, Series A, 5.500% due 7/1/14                              4,559,720


                      See Notes to Financial Statements.


     26 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                            SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Utilities -- 3.3% (continued)
$2,500,000 AAA       Georgia Municipal Electric Authority Revenue, (Combustion
                      Turbine Project), Series A, MBIA-Insured,
                      5.250% due 11/1/19                                            $  2,741,800
   600,000 A-        Georgia Municipal Gas Authority Revenue, (Southern Storage
                      Gas Project), 6.300% due 7/1/09                                    643,482
 2,000,000 NR        Klamath Falls, OR Electric Revenue, Sr. Lien, (Klamath
                      Cogeneration Project), 5.750% due 1/1/13                         2,051,240
   550,000 A         North Carolina, Eastern Municipal Power Agency, Power System
                      Revenue, Series B, ACA/CBI-Insured, 5.650% due 1/1/16              598,681
 3,000,000 A         North Carolina, Municipal Power Agency No. 1, Catawba Electric
                      Revenue, Series B, ACA/CBI-Insured, 6.375% due 1/1/13            3,427,920
 1,470,000 AA-       Orlando, FL Utilities Commission Water & Electric Revenue,
                      Series A, 5.250% due 10/1/13                                     1,673,110
 1,675,000 AAA       Philadelphia, PA Gas Works Revenue, Third Series, FSA-Insured,
                      5.500% due 8/1/17                                                1,873,437
 1,000,000 Baa2*     Sam Rayburn, TX Municipal Power Agency, Refunding,
                      6.000% due 10/1/21                                               1,058,540
------------------------------------------------------------------------------------------------
                                                                                      25,806,616
------------------------------------------------------------------------------------------------
Water and Sewer -- 6.7%
 2,325,000 Aaa*      Appleton, WI Waterworks Revenue, Refunding, FGIC-Insured,
                      5.375% due 1/1/18                                                2,560,430
 1,000,000 AAA       Atlanta, GA Water & Wastewater Revenue,
                      5.500% due 11/1/22                                               1,142,730
 2,000,000 AAA       Austin, TX Water & Wastewater System Revenue, Refunding,
                      Series A, AMBAC-Insured, 5.500% due 11/15/16                     2,332,900
 1,000,000 AA+       Boca Raton, FL Water & Sewer Revenue Improvement,
                      5.000% due 10/1/17                                               1,068,550
 1,480,000 AAA       Denver, CO City & County Wastewater Revenue, FGIC-Insured,
                      5.250% due 11/1/14                                               1,688,858
 2,000,000 AA        Fort Worth, TX Water & Sewer Revenue, 5.625% due 2/15/18          2,245,060
 5,000,000 Baa2*     Gulf Coast Industrial Development Authority, TX Solid Waste
                      Disposal Revenue, (Citgo Petroleum Corp. Project),
                      7.500% due 5/1/25                                                5,000,000
 1,000,000 AAA       Houston, TX Water & Sewer System Revenue, Refunding,
                      Jr. Lien, Series A, FSA-Insured, 5.500% due 12/1/17              1,122,200
 5,350,000 AAA       Los Angeles, CA Water & Power Revenue, Power System,
                      Series AA1, 5.250% due 7/1/19                                    5,880,453
                     Michigan Municipal Bond Authority Revenue:
 4,000,000 AAA         Clean Water Revolving Fund, 5.250% due 10/1/16                  4,444,800
 7,225,000 AAA         Refunding, Drinking Water Revenue Fund,
                        5.250% due 10/1/19                                             7,906,896


                      See Notes to Financial Statements.


     27 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002


   FACE
  AMOUNT   RATING(a)                         SECURITY                            VALUE
------------------------------------------------------------------------------------------
Water and Sewer -- 6.7% (continued)
$2,820,000 AAA       Ohio State Water Development Authority, Water PCR,
                      5.250% due 6/1/16                                       $  3,157,610
 1,080,000 NR        Port St. Lucie, FL Special Assessment Revenue, Series A,
                      6.375% due 9/1/11                                          1,106,071
 1,000,000 Aaa*      Spanish Fork City, UT Water Revenue, FSA-Insured,
                      5.500% due 6/1/17                                          1,127,710
 3,500,000 AAA       Texas Water Development Board Revenue, Revolving Fund,
                      Sr. Lien, Series B, 5.250% due 7/15/17                     3,787,630
 1,000,000 Aaa*      Utah Water Finance Agency Revenue, Pooled Loan Financing
                      Program, Series B, 5.250% due 7/1/16                       1,105,950
 5,035,000 AAA       Virginia State Resources Authority Clean Water Revenue,
                      Revolving Fund, 5.400% due 10/1/18                         5,538,550
 1,000,000 AAA       Wichita Falls, TX Water & Sewer Revenue, Priority Lien,
                      AMBAC-Insured, 5.375% due 8/1/19                           1,089,710
------------------------------------------------------------------------------------------
                                                                                52,306,108
------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $742,803,762**)                                 $778,209,155
------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*) which are rated by Moody's Investors Service.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Security is segregated as collateral for futures contracts commitments and extended settlements.
(e) Inverse floating rate security-coupon varies inversely with level of short term tax exempt interest rates.
(f) Bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
**  Aggregate cost for Federal income tax purposes is substantially the same.

See pages 29 and 30 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


     28 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's")
-- Ratings from "AA" to "CCC" may be modified by the
addition of a plus (+) or minus (-) sign to show
relative standings within the major rating categories.
AAA   --Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B --Bonds rated "BB", "B" and "CCC" are regarded, on balance, as
and     predominantly speculative with respect to the issuer's capacity to pay
CCC interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D     --Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ca", where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
Caa   --Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca    --Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


    29    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings of "A" and "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
A     --Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.
BBB   --Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.
NR    --Indicates that the bond is not rated by Standard & Poor's, Moody's or
        Fitch.

 SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1  --Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1   --Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1--Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1 --Moody's highest rating for short-term municipal obligations.
P-1   --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)

ABAG  --Association of Bay Area Governments
ACA   --American Capital Access
AIG   --American International Guaranty
AMBAC --AMBAC Indemnity Corporation
BIG   --Bond Investors Guaranty
CBI   --Certificate of Bond Insurance
CGIC  --Capital Guaranty Insurance Company
      --College Construction Loan Insurance Association
CONNIE
LEE
COP   --Certificate of Participation
EDA   --Economic Development Authority
FLAIRS--Floating Adjustable Interest Rate Securities
FGIC  --Financial Guaranty Insurance Company
FHA   --Federal Housing Administration
FHLMC --Federal Home Loan Mortgage Corporation
FNMA  --Federal National Mortgage Association
FSA   --Financial Security Assurance
GIC   --Guaranteed Investment Contract
GNMA  --Government National Mortgage Association
GO    --General Obligation
HFA   --Housing Finance Authority
IBC   --Insured Bond Certificates
IDA   --Industrial Development Authority
IDB   --Industrial Development Board
IDR   --Industrial Development Revenue
INFLOS--Inverse Floaters
ISD   --Independent School District
LOC   --Letter of Credit
MBIA  --Municipal Bond Investors Assurance Corporation
MVRICS--Municipal Variable Rate Inverse Coupon Security
PCFA  --Pollution Control Financing Authority
PCR   --Pollution Control Revenue
PSFG  --Permanent School Fund Guaranty
RIBS  --Residual Interest Bonds
RITES --Residual Interest Tax-Exempt Securities
VA    --Veterans Administration
VRDN  --Variable Rate Demand Note
VRWE  --Variable Rate Wednesday Demand


    30    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)              SEPTEMBER 30, 2002


ASSETS:
 Investments, at value (Cost -- $742,803,762)                     $778,209,155
 Cash                                                               13,113,340
 Receivable for Fund shares sold                                    16,957,773
 Interest receivable                                                12,929,398
 Receivable for securities sold                                      1,582,852
-------------------------------------------------------------------------------
 Total Assets                                                      822,792,518
-------------------------------------------------------------------------------
LIABILITIES:
 Payable for securities purchased                                   32,564,443
 Payable for Fund shares purchased                                   1,260,550
 Distribution fees payable                                             874,695
 Management fee payable                                                704,939
 Payable from broker -- variation margin                               218,750
 Accrued expenses                                                       60,500
-------------------------------------------------------------------------------
 Total Liabilities                                                  35,683,877
-------------------------------------------------------------------------------
Total Net Assets                                                  $787,108,641
-------------------------------------------------------------------------------
NET ASSETS:
 Par value of shares of beneficial interest                       $    116,581
 Capital paid in excess of par value                               773,501,045
 Overdistributed net investment income                                (385,280)
 Accumulated net realized loss from security transactions and
   futures contracts                                               (20,829,098)
 Net unrealized appreciation of investments and futures contracts   34,705,393
-------------------------------------------------------------------------------
Total Net Assets                                                  $787,108,641
-------------------------------------------------------------------------------
Shares Outstanding:
 Class A                                                            53,182,141
 ------------------------------------------------------------------------------
 Class L                                                            54,684,623
 ------------------------------------------------------------------------------
 Class O                                                             5,824,971
 ------------------------------------------------------------------------------
 Class Y                                                             2,889,483
 ------------------------------------------------------------------------------
Net Asset Value:
 Class A (and redemption price)                                          $6.75
 ------------------------------------------------------------------------------
 Class L (and redemption price)                                          $6.76
 ------------------------------------------------------------------------------
 Class O *                                                               $6.75
 ------------------------------------------------------------------------------
 Class Y (and redemption price)                                          $6.75
 ------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
 Class A (net asset value plus 2.04% of net asset value per
   share)                                                                $6.89
-------------------------------------------------------------------------------
 Class O (net asset value plus 1.01% of net asset value per
   share)                                                                $6.82
-------------------------------------------------------------------------------
* Redemption price is NAV of Class O shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.




                      See Notes to Financial Statements.


     31 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 STATEMENT OF OPERATIONS (UNAUDITED)


For the Six Months Ended September 30, 2002

   INVESTMENT INCOME:
     Interest                                                   $17,144,836
   -----------------------------------------------------------------------
   EXPENSES:
     Management fee (Note 3)                                      1,553,734
     Distribution fees (Note 3)                                   1,269,012
     Shareholder and system servicing fees                           38,567
     Registration fees                                               36,600
     Shareholder communications                                      35,121
     Custody                                                         26,535
     Audit and legal                                                 10,065
     Other                                                            2,543
   -----------------------------------------------------------------------
     Total Expenses                                               2,972,177
   -----------------------------------------------------------------------
   Net Investment Income                                         14,172,659
   -----------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FUTURES CONTRACTS (NOTES 4 AND 5):
     Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)    (3,781,803)
      Futures contracts                                             540,611
   -----------------------------------------------------------------------
     Net Realized Loss                                           (3,241,192)
   -----------------------------------------------------------------------
    Change in Net Unrealized Appreciation (Depreciation) of
    Investments and Futures Contracts:
      Beginning of period                                        (1,793,342)
      End of period                                              34,705,393
   -----------------------------------------------------------------------
     Increase in Net Unrealized Appreciation                     36,498,735
   -----------------------------------------------------------------------
   Net Gain on Investments and Futures Contracts                 33,257,543
   -----------------------------------------------------------------------
   Increase in Net Assets From Operations                       $47,430,202
   -----------------------------------------------------------------------


                      See Notes to Financial Statements.


     32 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


For the Six Months Ended September 30, 2002 (unaudited) and the Year Ended March 31, 2002

                                                      September 30    March 31
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                               $  14,172,659  $ 16,422,519
 Net realized gain (loss)                               (3,241,192)      410,924
 Increase (decrease) in net unrealized appreciation     36,498,735    (8,682,159)
---------------------------------------------------------------------------------
 Increase in Net Assets From Operations                 47,430,202     8,151,284
---------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
 Net investment income                                 (14,795,218)  (16,683,829)
 In excess of net investment income                             --      (244,467)
---------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                        (14,795,218)  (16,928,296)
---------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
 Net proceeds from sale of shares                      360,366,974   333,852,668
 Net asset value of shares issued for reinvestment
   of dividends                                          9,232,633     9,884,892
 Cost of shares reacquired                            (129,042,878)  (87,276,633)
---------------------------------------------------------------------------------
 Increase in Net Assets From Fund Share Transactions   240,556,729   256,460,927
---------------------------------------------------------------------------------
Increase in Net Assets                                 273,191,713   247,683,915
NET ASSETS:
 Beginning of period                                   513,916,928   266,233,013
---------------------------------------------------------------------------------
 End of period*                                      $ 787,108,641  $513,916,928
---------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net
 investment income of:                                   $(385,280)     $237,279
---------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     33 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

The Limited Term Portfolio ("Portfolio") is a separate, diversified investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, New York, Pennsylvania, National, California Money Market, New York Money Market and Massachusetts Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (i) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under


    34    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders
income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $244,467 has been reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Portfolio elected to adopt this requirement effective April 1, 2001. This change does not affect the Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended September 30, 2002, interest income increased by $110,167, net realized loss increased by $7,927 and the change in net unrealized appreciation of investments decreased by $102,240. In addition, on March 31, 2002, the Portfolio recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $156,167 to reflect the cumulative effect of this change up to the date of the adoption.

2. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


    35    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

3. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended September 30, 2002, the Portfolio paid transfer agent fees of $26,430 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and O shares, respectively. There is a CDSC of 1.00% on Class A shares, which applies if redemption occurs within one year from purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. Class O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended September 30, 2002, SSB received sales charges of approximately $662,000 and $10,000 on sales of the Portfolio's Class A and O shares, respectively. In addition, for the six months ended September 30, 2002, CDSCs paid to SSB were approximately:

                                   Class A      Class O
                        -------------------------------
                        CDSCs      $33,000      $4,000
                        -------------------------------


    36    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, L and O shares calculated at an annual rate of 0.15% of the average daily net assets of each class. In addition, the Portfolio pays a distribution fee with respect to Class L and O shares calculated at an annual rate of 0.60% and 0.20%, respectively of the average daily net assets.

For the six months ended September 30, 2002, total Distribution Plan fees incurred were:

                                       Class A      Class L Class O
           ---------------------------------------------------------
           Distribution Plan Fees      $236,372     $68,422 $964,218
           ---------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

4. Investments

During the six months ended September 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:
-----------------------------------------------------------------------------
Purchases                                                        $368,889,297
-----------------------------------------------------------------------------
Sales                                                             128,280,901
-----------------------------------------------------------------------------

At September 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:
-----------------------------------------------------------------------------
Gross unrealized appreciation                                    $43,161,239
Gross unrealized depreciation                                     (7,755,846)
-----------------------------------------------------------------------------
Net unrealized appreciation                                      $35,405,393
-----------------------------------------------------------------------------


    37    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2002, the Portfolio had the following open futures contracts:

                             # of                  Basis      Market    Unrealized
To Sell:                   Contracts Expiration    Value      Value        Loss
----------------------------------------------------------------------------------
U.S. Treasury 10 Year Note    350      12/02    $39,867,188 $40,567,188 $(700,000)
----------------------------------------------------------------------------------

6. Capital Loss Carryforward

At March 31, 2002, the Portfolio had, for Federal income tax purposes, approximately $17,237,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31, of the year indicated:

                                2003      2004       2008       2009      2010
--------------------------------------------------------------------------------
Carryforward
 Amounts                      $273,000 $1,740,000 $9,495,000 $5,515,000 $214,000
-------------------------------------------------------------------------------


     38 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

7. Shares of Beneficial Interest

At September 30, 2002, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective December 19, 2001, the Fund adopted the renaming of existing Class L shares as Class O shares. In addition, Class O shares are available for purchase only by former Class L shareholders. In addition, effective December 19, 2001, new Class L shares were created.

Transactions in shares of each class were as follows:

                                   Six Months Ended             Year Ended
                                  September 30, 2002          March 31, 2002*
                              -------------------------  ------------------------
                                 Shares       Amount       Shares       Amount
----------------------------------------------------------------------------------
Class A
Shares sold                    12,600,439  $ 83,177,777  16,981,242  $110,904,657
Shares issued on reinvestment     679,281     4,479,225   1,150,057     7,485,598
Shares reacquired              (4,394,256)  (28,956,639) (7,933,348)  (51,748,771)
----------------------------------------------------------------------------------
Net Increase                    8,885,464  $ 58,700,363  10,197,951  $ 66,641,484
----------------------------------------------------------------------------------
Class L+
Shares sold                    39,394,401  $260,143,325  32,382,163  $210,898,626
Shares issued on reinvestment     611,911     4,048,650     167,583     1,084,370
Shares reacquired             (14,084,386)  (92,749,175) (3,787,049)  (24,563,571)
----------------------------------------------------------------------------------
Net Increase                   25,921,926  $171,442,800  28,762,697  $187,419,425
----------------------------------------------------------------------------------
Class O
Shares sold                       157,011  $  1,037,236   1,834,776  $ 12,049,385
Shares issued on reinvestment      89,545       590,542     184,436     1,202,090
Shares reacquired                (506,450)   (3,328,428)   (866,216)   (5,669,052)
----------------------------------------------------------------------------------
Net Increase (Decrease)          (259,894) $ (1,700,650)  1,152,996  $  7,582,423
----------------------------------------------------------------------------------
Class Y
Shares sold                     2,410,939  $ 16,008,636          --  $         --
Shares issued on reinvestment      17,073       114,216      17,323       112,834
Shares reacquired                (600,333)   (4,008,636)   (803,381)   (5,295,239)
----------------------------------------------------------------------------------
Net Increase (Decrease)         1,827,679  $ 12,114,216    (786,058) $ (5,182,405)
----------------------------------------------------------------------------------

+ For the period from December 19, 2001 (commencement of operations) to March
  31, 2002.
* On December 19, 2001, Class L shares were renamed as Class O shares.


  39    Smith Barney Muni Funds   |  2002 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                        2002/(1)(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/  1998
--------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                    $ 6.40      $ 6.51    $ 6.36    $ 6.78    $ 6.76   $ 6.54
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/              0.16        0.34      0.34      0.32      0.32     0.34
  Net realized and unrealized
   gain (loss)/(3)/                       0.35       (0.10)     0.16     (0.42)     0.03     0.22
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations       0.51        0.24      0.50     (0.10)     0.35     0.56
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (0.16)      (0.35)    (0.35)    (0.32)    (0.33)   (0.34)
  In excess of net investment income        --       (0.00)*      --        --     (0.00)*     --
--------------------------------------------------------------------------------------------------
Total Distributions                      (0.16)      (0.35)    (0.35)    (0.32)    (0.33)   (0.34)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $ 6.75      $ 6.40    $ 6.51    $ 6.36    $ 6.78   $ 6.76
--------------------------------------------------------------------------------------------------
Total Return                              8.09%++     3.70%     8.06%    (1.46)%    5.29%    8.66%
--------------------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)                 $359        $284      $222      $236      $311     $257
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                           0.70%+      0.72%     0.72%     0.75%     0.72%    0.74%
  Net investment income/(3)/              4.78+       5.26      5.41      4.97      4.72     5.14
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     21%         53%       49%      108%       52%      58%
--------------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended September 30, 2002, the annualized ratio of net investment income to average net assets would have been 4.76%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.
(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.85%.
*   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


    40    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class L Shares                                         2002/(1)(2)/ 2002/(2)(3)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $6.41        $6.46
-----------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(4)/                                 0.14         0.08
 Net realized and unrealized gain (loss)/(4)/               0.35        (0.04)
-----------------------------------------------------------------------------
Total Income From Operations                                0.49         0.04
-----------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                     (0.14)       (0.09)
-----------------------------------------------------------------------------
Total Distributions                                        (0.14)       (0.09)
-----------------------------------------------------------------------------
Net Asset Value, End of Period                             $6.76        $6.41
-----------------------------------------------------------------------------
Total Return++                                              7.75%        0.58%
-----------------------------------------------------------------------------
Net Assets, End of Period (000s)                        $369,475     $184,452
-----------------------------------------------------------------------------
Ratios to Average Net Assets+:
 Expenses/(5)/                                              1.29%        1.32%
 Net investment income/(4)/                                 4.16         4.68
-----------------------------------------------------------------------------
Portfolio Turnover Rate                                       21%          53%
-----------------------------------------------------------------------------

(1) For the six months ended September 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period December 19, 2001 (inception date) to March 31, 2002.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended September 30, 2002, the annualized ratio of net investment income to average net assets would have been 4.14%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.
(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.45%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


    41    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class O Shares/(1)/                   2002/(2)(3)/ 2002/(3)/ 2001/(3)/ 2000/(3)/ 1999/(3)(4)/   1998
------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                      $6.41      $6.52     $6.37     $6.79       $6.76      $6.54
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(5)/               0.15       0.33      0.33      0.31        0.31       0.33
  Net realized and unrealized
   gain (loss)/(5)/                        0.34      (0.11)     0.15     (0.43)       0.03       0.21
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        0.49       0.22      0.48     (0.12)       0.34       0.54
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                   (0.15)     (0.33)    (0.33)    (0.30)      (0.31)     (0.32)
  In excess of net investment income         --      (0.00)*      --        --       (0.00)*       --
------------------------------------------------------------------------------------------------------
Total Distributions                       (0.15)     (0.33)    (0.33)    (0.30)      (0.31)     (0.32)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $6.75      $6.41     $6.52     $6.37       $6.79      $6.76
------------------------------------------------------------------------------------------------------
Total Return                               7.80%++    3.48%     7.82%    (1.69)%      5.04%      8.36%
------------------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)                   $39,340    $39,009   $32,157   $33,113     $41,844    $31,133
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(6)/                            0.93%+     0.95%     0.95%     0.98%       0.94%      0.99%
  Net investment income/(5)/               4.58+      5.04      5.18      4.74        4.50       4.89
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      21%        53%       49%      108%         52%        58%
------------------------------------------------------------------------------------------------------

(1) On December 19, 2001, Class L shares were renamed Class O shares.
(2) For the six months ended September 30, 2002 (unaudited).
(3) Per share amounts have been calculated using the monthly average shares method.
(4) On June 12, 1998, Class C shares were renamed Class L shares.
(5) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended September 30, 2002, the annualized ratio of net investment income to average net assets would have been 4.56%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.
(6) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.05%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


    42    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class Y Shares                        2002/(1)(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)/
---------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                      $6.40      $6.51     $6.36     $6.78       $6.82
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/               0.15       0.36      0.36      0.33        0.12
  Net realized and unrealized
   gain (loss)/(4)/                        0.37      (0.11)     0.15     (0.42)      (0.02)
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        0.52       0.25      0.51     (0.09)       0.10
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                   (0.17)     (0.36)    (0.36)    (0.33)      (0.14)
  In excess of net investment income         --      (0.00)*      --        --       (0.00)*
-------------------------------------------------------------------------------------------
Total Distributions                       (0.17)     (0.36)    (0.36)    (0.33)      (0.14)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $6.75      $6.40     $6.51     $6.36       $6.78
-------------------------------------------------------------------------------------------
Total Return                               8.19%++    3.89%     8.26%    (1.31)%      1.46%++
-------------------------------------------------------------------------------------------
Net Assets,
 End of Period (000s)                   $19,494     $6,797   $12,030   $12,843     $45,408
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                            0.53%+     0.55%     0.54%     0.55%       0.53%+
  Net investment income/(4)/               4.59+      5.47      5.59      5.09        4.65+
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      21%        53%       49%      108%         52%
---------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period November 12, 1998 (inception date) to March 31, 1999.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended September 30, 2002, the annualized ratio of net investment income to average net assets would have been 4.57%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.
(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.70%.
*   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


    43    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                                  MUNI FUNDS



TRUSTEES                   INVESTMENT MANAGER
Lee Abraham                Smith Barney Fund
Allan J. Bloostein          Management LLC
Jane F. Dasher
Donald R. Foley            DISTRIBUTOR
R. Jay Gerken, Chairman    Salomon Smith Barney Inc.
Richard E. Hanson, Jr.
Paul Hardin                CUSTODIAN
Roderick C. Rasmussen      State Street Bank and
John P. Toolan              Trust Company

Joseph H. Fleiss, Emeritus TRANSFER AGENT
                           Citicorp Trust Bank, fsb.
OFFICERS                   125 Broad Street, 11th Floor
R. Jay Gerken              New York, New York 10004
President and Chief
Executive Officer          SUB-TRANSFER AGENT
                           PFPC Global Fund Services
Lewis E. Daidone           P.O. Box 9699
Senior Vice President      Providence, Rhode Island
and Chief Administrative   02940-9699
Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

  Smith Barney Muni Funds





  This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Limited Term Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus which gives details about changes, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after December 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY MUNI FUNDS
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds

 [LOGO] Salomon Smith Barney
       A member of citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0804 11/02                                                            02-4057

              --------------------------------------------------
                            SMITH BARNEY MUNI FUNDS
                        NEW YORK MONEY MARKET PORTFOLIO
                              NEW YORK PORTFOLIO
              --------------------------------------------------

                   SEMI-ANNUAL REPORT  |  SEPTEMBER 30, 2002





[LOGO]Smith Barney
Mutual Funds
Your Serious Money. Professionally Managed./SM/


           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]

R. Jay Gerken
Chairman

[PHOTO]
Joseph P. Deane
Vice President and Investment Officer

[PHOTO]

Julie P. Callahan
Vice President and Investment Officer

Dear Shareholder,
We are pleased to provide the semi-annual report for Smith Barney Muni
Funds -- New York Money Market Portfolio and New York Portfolio ("Portfolio(s)") for the period ended September 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders
Please note that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Smith Barney Muni Funds replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

New York Money Market Portfolio Investment Objective
The Portfolio seeks to provide income exempt from both regular federal income taxes and New York State and New York City personal income taxes from a portfolio of high-quality, short-term municipal obligations selected for liquidity and stability of principal/1/.

--------
1Please note a portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT"). Capital gains, if any, are fully taxable. Please consult your personal tax adviser.


      1 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

Please note that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

New York Money Market Portfolio Performance Review
For the six months ended September 30, 2002, the Portfolio's Class A shares returned 0.40%. In comparison, the 90-day U.S. Treasury bill returned 0.83% for the same period.

As of September 30, 2002, the Portfolio's seven-day current yield was 0.94% and its seven-day effective yield/2/, which reflects compounding, was 0.95%.

The Portfolio's performance was dragged down by a number of factors during the period. Most notably, an increase in demand for the types of high quality short-term municipal obligations the Portfolio invests in pushed up the price of many of these securities and caused a considerable decline in the Portfolio's returns (as price and yield of fixed-income securities are inversely related). The Federal Open Market Committee's ("FOMC")/3 /aggressive short-term interest rate cuts throughout 2001 also contributed to lower yields.

New York Portfolio Investment Objective
The Portfolio seeks as high a level of income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with prudent investing.

New York Portfolio Performance Review
For the six months ended September 30, 2002, the New York Portfolio's Class A shares, without sales charges, returned 7.80%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Municipal Index")/4/ returned 8.58% for the same period.

--------
2 The seven-day effective yield is calculated similarly to the seven-day yield but, when annualized, the income earned by an investment in the Portfolio or Class is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.
3 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
4 The Lehman Municipal Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.


      2 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

Portfolio Manager Market Overview
We maintained a positive outlook on municipal bonds throughout the reporting period, mainly because we believed the economic environment -- low inflation, an accommodative U.S. Federal Reserve Board and an ample supply of fixed-income investment choices -- was supportive of fixed-income securities. However, in addition to these strong fundamentals, we also believe the investment-grade/5/ bond market benefited from strong emotional reactions on the part of investors during the period. Every time the stock market fell, many sections of the bond market rose. So, while we believe that bond market fundamentals generally were strong, we also believe that many investors turned to municipal bonds simply as an alternative to the volatile stock market.

Portfolio Manager New York Highlights
While New York State's economy is deep and broad-based, like most other states in the nation, it has been severely affected by the downturn in the economy. This downturn has resulted in lower tax revenues and a growing budget deficit that the State must close. In order to balance its fiscal 2003 budget, the State used numerous non-recurring revenues, including reserves and federal aid. However, if budget problems persist into future periods (and we believe they most likely will), the State will be forced to balance its budget through spending cuts. We believe it is important for the State to bring spending in line with revenues rather than issue additional debt. This could allow New York to avoid future credit downgrades, which so many other states are facing during these uncertain economic times.

Portfolio Manager Market Outlook
We believe the FOMC is on hold in terms of taking any action on short-term interest rates. In our view, there are two basic developments that the FOMC would like to see before it will seriously consider raising the federal funds rate ("fed funds rate")/6/. First, we believe the FOMC wants to be absolutely certain

--------
5 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
  Service and AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by a nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.
6 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


      3 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders that the American economy is well on the road to recovery. Second, we believe the FOMC is waiting until the enormous amount of money that is currently in short-term securities, such as money market funds and CDs, begins flowing into the stock market and the long-term bond market and finding its way into the general economy. We believe that this stockpiling of assets in extremely short-term investments indicates just how fearful many investors are. With current short-term rates at such low levels, we see no valid, fundamental justification for this flight to such short-term investments. Although a similar build-up occurred in the early 1980s, short-term rates during that particular period were extremely high.

In our view, the economy has most likely bottomed out. Barring any further terrorism attacks or acts of war, we believe it may recover faster than most people expect.

Portfolio Manager Portfolio Outlook
Looking forward, we will continue to be prudent with respect to credit quality and diversification/7/ for the New York Money Market Portfolio, focusing on high-quality, liquid issues consisting of both variable and fixed-rate products. We anticipate maintaining an average maturity target of roughly 50 days as we attempt to take advantage of any future increase in short-term interest rates.

In general, the focus of the New York Portfolio will be to seek to maintain higher-quality positions of service revenue bonds. We believe this strategy should enable us to maximize our current dividend income while protecting the Portfolio's principal value. Although we continue to believe the municipal bond market offers many attractive investment opportunities, we are positioning the Portfolio to take advantage of what we anticipate should be an improving economy. Specifically, we are reallocating some of the Portfolio's more aggressive positions, such as bonds with extremely long maturities (longer than 28 or 30 years) and bonds that have fairly deep discount coupons (anything below a 5% coupon) to slightly more conservative alternatives. Going forward, we also plan to concentrate on municipal securities with high credit ratings and avoid assuming any substantial credit risk.

--------
7 Diversification does not assure against market loss.


      4 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

Thank you for your investment in Smith Barney Muni Funds -- New York Money Market Portfolio and New York Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R Jay Gerken      /s/ Joseph P. Deane
R. Jay Gerken         Joseph P. Deane
Chairman              Vice President and
                      Investment Officer

/s/ Julie P. Callahan
Julie P. Callahan
Vice President and
Investment Officer

October 22, 2002

The information provided in this letter by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolios or that the percentage of the Portfolios' assets in various sectors will remain the same. Please refer to pages 10 through 25 for a list and percentage breakdown of each Portfolio's holdings. Also, please note that any discussion of the Portfolios' holdings, the Portfolios' performance, and the portfolio managers' views are as of September 30, 2002 and are subject to change.


      5 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

                              NEW YORK PORTFOLIO


 HISTORICAL PERFORMANCE -- CLASS A SHARES




                    Net Asset Value
                  -------------------
                  Beginning    End     Income   Capital Gain     Total
     Period Ended of Period of Period Dividends Distributions Returns/(1)+/
     ----------------------------------------------------------------------
       9/30/02     $13.19    $13.89     $0.32       $0.00         7.80%++
     ----------------------------------------------------------------------
       3/31/02      13.42     13.19      0.65        0.00         3.15
     ----------------------------------------------------------------------
       3/31/01      12.78     13.42      0.67        0.00        10.57
     ----------------------------------------------------------------------
       3/31/00      13.69     12.78      0.67        0.01        (1.61)
     ----------------------------------------------------------------------
       3/31/99      13.91     13.69      0.70        0.27         5.50
     ----------------------------------------------------------------------
       3/31/98      13.16     13.91      0.73        0.05        11.83
     ----------------------------------------------------------------------
       3/31/97      13.19     13.16      0.74        0.00         5.48
     ----------------------------------------------------------------------
       3/31/96      12.83     13.19      0.74        0.00         8.71
     ----------------------------------------------------------------------
       3/31/95      12.83     12.83      0.77        0.00         6.32
     ----------------------------------------------------------------------
       3/31/94      13.25     12.83      0.79        0.00         2.66
     ----------------------------------------------------------------------
       3/31/93      12.33     13.25      0.81        0.00        14.48
     ----------------------------------------------------------------------
       Total                            $7.59       $0.33
     ----------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain     Total
Period Ended         of Period of Period Dividends Distributions Returns/(1)+/
------------------------------------------------------------------------------
9/30/02               $13.19    $13.89     $0.28       $0.00         7.52%++
------------------------------------------------------------------------------
3/31/02                13.42     13.19      0.58        0.00         2.60
------------------------------------------------------------------------------
3/31/01                12.78     13.42      0.60        0.00         9.96
------------------------------------------------------------------------------
3/31/00                13.68     12.78      0.60        0.01        (2.09)
------------------------------------------------------------------------------
3/31/99                13.89     13.68      0.62        0.27         5.02
------------------------------------------------------------------------------
3/31/98                13.15     13.89      0.66        0.05        11.19
------------------------------------------------------------------------------
3/31/97                13.18     13.15      0.67        0.00         4.96
------------------------------------------------------------------------------
3/31/96                12.84     13.18      0.68        0.00         8.05
------------------------------------------------------------------------------
Inception* - 3/31/95   11.96     12.84      0.29        0.00         9.92++
------------------------------------------------------------------------------
Total                                      $4.98       $0.33
------------------------------------------------------------------------------



      6 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

                              NEW YORK PORTFOLIO


 HISTORICAL PERFORMANCE -- CLASS L SHARES




                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain     Total
Period Ended         of Period of Period Dividends Distributions Returns/(1)+/
------------------------------------------------------------------------------
9/30/02               $13.18    $13.88     $0.28       $0.00          7.51%++
------------------------------------------------------------------------------
3/31/02                13.41     13.18      0.57        0.00          2.56
------------------------------------------------------------------------------
3/31/01                12.77     13.41      0.59        0.00         9.91
------------------------------------------------------------------------------
3/31/00                13.67     12.77      0.59        0.01        (2.14)
------------------------------------------------------------------------------
3/31/99                13.88     13.67      0.61        0.27         4.95
------------------------------------------------------------------------------
3/31/98                13.14     13.88      0.65        0.05        11.13
------------------------------------------------------------------------------
3/31/97                13.17     13.14      0.67        0.00         4.91
------------------------------------------------------------------------------
3/31/96                12.83     13.17      0.68        0.00         8.07
------------------------------------------------------------------------------
3/31/95                12.82     12.83      0.68        0.00         5.66
------------------------------------------------------------------------------
3/31/94                13.24     12.82      0.70        0.00         1.96
------------------------------------------------------------------------------
Inception* - 3/31/93   12.84     13.24      0.12        0.00          4.04++
------------------------------------------------------------------------------
Total                                      $6.14       $0.33
------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES


                       Net Asset Value
                     -------------------
                     Beginning    End     Income   Capital Gain     Total
Period Ended         of Period of Period Dividends Distributions Returns/(1)+/
------------------------------------------------------------------------------
9/30/02               $13.19    $13.89     $0.33       $0.00         7.90%++
------------------------------------------------------------------------------
3/31/02                13.42     13.19      0.67        0.00         3.33
------------------------------------------------------------------------------
Inception* - 3/31/01   13.46     13.42      0.17        0.00         1.00++
------------------------------------------------------------------------------
Total                                      $1.17       $0.00
------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.


      7 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

                              NEW YORK PORTFOLIO


 AVERAGE ANNUAL TOTAL RETURNS+



                                        Without Sales Charges/(1)/
                                      ------------------------------
                                      Class A Class B Class L Class Y
           ----------------------------------------------------------
           Six Months Ended 9/30/02++  7.80%   7.52%   7.51%   7.90%
           ----------------------------------------------------------
           Year Ended 9/30/02          8.26    7.70    7.66    8.45
           ----------------------------------------------------------
           Five Years Ended 9/30/02    5.89    5.33    5.29     N/A
           ----------------------------------------------------------
           Ten Years Ended 9/30/02     6.66     N/A     N/A     N/A
           ----------------------------------------------------------
           Inception* through 9/30/02  7.08    7.19    5.97    7.07
           ----------------------------------------------------------


                                          With Sales Charges/(2)/
                                      ------------------------------
                                      Class A Class B Class L Class Y
           ----------------------------------------------------------
           Six Months Ended 9/30/02++  3.49%   3.02%   5.47%   7.90%
           ----------------------------------------------------------
           Year Ended 9/30/02          3.94    3.20    5.56    8.45
           ----------------------------------------------------------
           Five Years Ended 9/30/02    5.03    5.17    5.08     N/A
           ----------------------------------------------------------
           Ten Years Ended 9/30/02     6.23     N/A     N/A     N/A
           ----------------------------------------------------------
           Inception* through 9/30/02  6.81    7.19    5.86    7.07
           ----------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+


                                             Without Sales Charges/(1)/
        ---------------------------------------------------------------
        Class A (9/30/92 through 9/30/02)              90.60%
        --------------------------------------------------------------
        Class B (Inception* through 9/30/02)           72.91
        --------------------------------------------------------------
        Class L (Inception* through 9/30/02)           75.74
        --------------------------------------------------------------
        Class Y (Inception* through 9/30/02)           12.61
        --------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L and Y shares are January 16, 1987, November 11, 1994, January 8, 1993 and January 4, 2001, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.


      8 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                Growth of $10,000 Invested in Class A Shares of
                          the New York Portfolio vs.
                 the Lehman Brothers Municipal Bond Index and
                 Lipper New York Municipal Debt Funds Average+

--------------------------------------------------------------------------------
                       September 1992 -- September 2002

                           [CHART]

                        Lehman Brothers       Lipper New York
           New York        Municipal           Municipal Debt
          Portfolio        Bond Index          Funds Average
          ---------   --------------------    ---------------
9/92       $9,603           $10,000              $10,000
3/93       10,244            10,560               10,609
3/94       10,517            10,805               10,786
3/95       11,182            11,609               11,377
3/96       12,156            12,582               12,163
3/97       12,822            13,267               12,756
3/98       14,338            14,688               14,109
3/99       15,128            15,599               14,842
3/00       14,885            15,585               14,505
3/01       16,459            17,288               16,046
3/02       16,978            17,949               16,527
9/02       18,303            19,489               17,864


+Hypothetical illustration of $10,000 invested in Class A shares on September
 30, 1992, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994 and thereafter at net asset value) and capital gains, if any, at net asset value through September 30, 2002. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed-rate municipal bonds selected from issues larger than $50 million issued since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New York Municipal Debt Funds Average is composed of the Portfolio's peer group of mutual funds (103 funds as of September 30, 2002). The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


    9    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED)                         SEPTEMBER 30, 2002


                                  NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT       RATING(a)                           SECURITY                                VALUE
------------------------------------------------------------------------------------------------------
$  3,000,000    NR+       Binghamton City School District RAN 2.00% due 10/18/02       $     3,000,830
   1,000,000    Aaa*      Central Square CSD GO FGIC-Insured 2.25% due 5/15/03               1,003,790
                          Chautauqua County:
                            IDA:
   7,400,000    A-1+         Gerry Homes Series A 1.65% VRDO AMT                             7,400,000
   3,600,000    Aa2*         Red Wing Co. Project 1.54% VRDO                                 3,600,000
   5,000,000    NR+          TAN 2.25% due 1/24/03                                           5,011,941
   2,060,000    NR+       Chenango County IDR Series A (Sherburne Project)
                           1.70% VRDO AMT                                                    2,060,000
   4,670,000    A-1       Columbia County IDR (Rural Manufacturing Project)
                           1.70% VRDO AMT                                                    4,670,000
                          Dutchess County IDA:
   5,805,000    A-1+        Marist College Series 98A 1.70% VRDO                             5,805,000
   4,345,000    A-1+        St. Francis Hospital Series B 1.70% VRDO                         4,345,000
                          Erie County:
   2,320,000    P-1*        IDA Rosina Food Products Inc. 1.65% VRDO AMT                     2,320,000
  10,000,000    MIG 1*      RAN 2.50% due 9/17/03                                           10,101,443
                          Franklin County:
   2,500,000    NR+         IDA (McAdam Cheese Co. Project) 1.65% VRDO                       2,500,000
                            Trudeau Institute:
   7,030,000    A-1          Series 98 1.65% VRDO                                            7,030,000
   2,895,000    A-1          Series 00 1.65% VRDO                                            2,895,000
     960,000    A-1       Fulton County IDR (Fiber Conversion Inc. Project)
                           1.70% VRDO AMT                                                      960,000
   2,835,000    A-1       Genesee County IDR (RJ Properties Project) 1.70% VRDO              2,835,000
   6,114,084    MIG 1*    Gorham-Middlesex NY CSD BAN 2.75% due 4/25/03                      6,142,781
   1,190,000    A-1       Hudson County IDA Series 98 Emsig Manufacturing Corp.
                           1.75% VRDO AMT                                                    1,190,000
  21,700,000    A-1+      Jay Street Development Corp. Courts Facilities Lease Revenue
                           Series A-1 1.60% VRDO                                            21,700,000
   1,820,000    A-1       Jefferson County IDA Fisher Guage Ltd. 1.70% VRDO AMT              1,820,000
   3,120,000    A-1+      Lancaster IDA Sealing Devices Inc. 1.65% VRDO AMT                  3,120,000
   4,500,000    A-1       Lewis County IDA (Climax Manufacturing Project)
                           1.70% VRDO AMT                                                    4,500,000
                          Long Island Power Authority:
   3,000,000    A-1+        1.25% due 11/1/02 TECP                                           3,000,000
   2,500,000    A-1+        1.25% due 11/7/02 TECP                                           2,500,000
   6,300,000    A-1         Series 1A 1.70% VRDO                                             6,300,000
   1,400,000    A-1+        Series 1B 1.60% VRDO                                             1,400,000
  20,000,000    A-1+        Series 2A 1.60% VRDO                                            20,000,000
   1,600,000    A-1+        Series 2B 1.70% VRDO                                             1,600,000
  34,945,000    A-1+        Series A PART 1.76% VRDO                                        34,945,000
  19,800,000    A-1+        Sub-Series 7B MBIA-Insured 1.60% VRDO                           19,800,000


                      See Notes to Financial Statements.


     10 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)             SEPTEMBER 30, 2002


                              NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT    RATING(a)                       SECURITY                              VALUE
------------------------------------------------------------------------------------------------
                       Metropolitan Transit Authority:
$ 29,300,000 A-1+        1.25% due 10/4/02 TECP                               $    29,300,000
   7,300,000 A-1+        1.30% due 10/7/02 TECP                                     7,300,000
  20,000,000 A-1+        1.25% due 11/1/02 TECP                                    20,000,000
  10,000,000 A-1+        1.35% due 12/12/02 TECP                                   10,000,000
                         FSA-Insured:
   1,000,000 A-1+         Series B 1.65% VRDO                                       1,000,000
  32,000,000 A-1+         Series D-1 1.70% VDRO                                    32,000,000
  11,000,000 A-1+         Series D-2 1.70% VDRO                                    11,000,000
  10,800,000 VMIG 1*     Munitop Series 99-2 FSA-Insured 1.64% VRDO                10,800,000
                       Monroe County:
                         IDA:
   8,285,000 VMIG 1*      Collegiate Housing Foundation Series A 1.65% VRDO         8,285,000
   4,970,000 A-1          JADA Precision Plastic Project Series 97
                           1.70% VRDO AMT                                           4,970,000
   8,000,000 NR+          RAN 2.50% due 4/15/03                                     8,042,586
  13,400,000 VMIG 1*      St. Anns Home For the Aged Project 1.64% VRDO            13,400,000
                       Nassau County:
                         IFA:
  10,000,000 SP-1+        BAN Series A-1 3.00% due 3/13/03                         10,073,840
  39,750,000 A-1+         Series A 1.65% VRDO                                      39,750,000
   3,175,000 A-1         Rubies Costume Project IDA 1.64% VRDO AMT                  3,175,000
  10,000,000 MIG 1*    New Rochelle NY City School District TAN
                        2.50% due 6/30/03                                          10,081,065
                       New York City GO:
   1,085,000 A-1+        Series 92 D 1.60% VRDO                                     1,085,000
  18,000,000 A-1+        Series 92 D FGIC-Insured 1.70% VRDO                       18,000,000
   2,500,000 A-1+        Series 94 H-3 1.95% VRDO                                   2,500,000
  18,500,000 A-1+        Series 95 F-2 1.65% VRDO                                  18,500,000
   8,480,000 A-1+        Series 95 F-4 1.65% VRDO                                   8,480,000
   1,700,000 A-1+        Series A-4 2.00% VRDO                                      1,700,000
  11,150,000 A           Series B 6.75% due 10/1/17                                11,317,250
     200,000 A-1+        Series B-5 2.00% VRDO                                        200,000
   6,100,000 A-1+        Series D FGIC-Insured 1.70% due 2/1/20                     6,100,000
   1,250,000 A-1+        Series E-4 2.00% VRDO                                      1,250,000
   9,300,000 A-1+        Series F-3 1.70% VRDO                                      9,300,000
   6,400,000 A-1         Series J-2 1.80% VRDO                                      6,400,000
   4,800,000 A-1+        Series J-3 1.70% VRDO                                      4,800,000
   6,955,000 A-1+        Series PA 148 PART 1.76% VRDO                              6,955,000
   5,995,000 A-1+        Series PA 624 AMBAC-Insured 1.65% due 1/16/03              5,995,000
     600,000 A-1+        Series SBG 35 PART AMBAC-Insured 1.72% VRDO                  600,000


                      See Notes to Financial Statements.


     11 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)             SEPTEMBER 30, 2002


                                NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT    RATING(a)                         SECURITY                               VALUE
------------------------------------------------------------------------------------------------
                       New York City HDC MFH:
$  5,800,000 A-1+        Brittany Development Series A 1.75% VRDO AMT            $     5,800,000
  27,150,000 A-1+        Carnegie Park Series A 1.60% VRDO                            27,150,000
  16,070,000 A-1+        Columbus Apartment Series A 1.60% VRDO                       16,070,000
   4,700,000 A-1+        Montefiore Medical Center 1.70% VRDO                          4,700,000
  37,800,000 A-1+        Monterey Series A 1.60% VRDO                                 37,800,000
  10,225,000 A-1         MSTC Series 2001-180 PART 1.79% VRDO AMT                     10,225,000
  12,000,000 VMIG 1*     Westmont Apartment Series A 1.65% VDRO                       12,000,000
                       New York City IDA:
  10,000,000 A-1         Air Express International Corp. Project 1.65% VRDO AMT       10,000,000
   6,000,000 A-1+        Children's Oncology Society 1.70% VRDO                        6,000,000
   5,200,000 SP-1+       Gary Plastic Packaging Corp. Series 98 1.70% VRDO AMT         5,200,000
   4,975,000 A-1+        Linear Lighting Corp. Project 1.70% VRDO AMT                  4,975,000
   4,000,000 AA**        Planned Parenthood Project 1.65% VRDO                         4,000,000
   1,625,000 A-1+        PS Bibbs Inc. 1.80% VRDO AMT                                  1,625,000
                       New York City Municipal Water Finance Authority:
  11,960,000 VMIG 1*     MERLOT Series D PART 1.65% VRDO                              11,960,000
   5,400,000 NR+         Series 4 1.45% due 10/7/02 TECP                               5,400,000
  10,000,000 NR+         Series 4 1.25% due 12/26/02 TECP                             10,000,000
  20,000,000 NR+         Series 6 1.35% due 10/16/02 TECP                             20,000,000
   6,000,000 NR+         Series 6 1.30% due 10/22/02 TECP                              6,000,000
   3,150,000 A-1+        Series A 2.00% VRDO                                           3,150,000
  13,800,000 A-1+        Series F-2 1.70% VRDO                                        13,800,000
   8,000,000 A-1+        Series G FGIC-Insured 1.95% VRDO                              8,000,000
  20,000,000 A-1         Sub-Series C-2 1.70% VRDO                                    20,000,000
   4,000,000 A-1+        Sub-Series C-3 1.95% VRDO                                     4,000,000
                       New York City TFA Future Tax Secured:
  14,920,000 A-1         MSTC Series 122 PART 1.49% due 11/8/02                       14,920,000
  17,000,000 A-1+        Series 1-A 1.65% VRDO                                        17,000,000
   6,200,000 A-1+        Series 1-D 1.95% VRDO                                         6,200,000
  10,000,000 A-1+        Series 3G 1.70% VRDO                                         10,000,000
  20,000,000 SP-1+       Series 4 2.50% due 2/26/03                                   20,082,647
  50,000,000 SP-1+       Series A 3.25% due 10/2/02                                   50,001,501
  10,400,000 A-1+        Series A-2 1.65% VRDO                                        10,400,000
   2,400,000 A-1+        Series B 2.00% VRDO                                           2,400,000
     100,000 A-1+        Series C 2.05% VRDO                                             100,000
  30,000,000 AAA       New York City Trust for Cultural Resources American
                        Museum of Natural History AMBAC-Insured
                        1.60% due 7/1/03                                              30,000,000
                       New York State Dormitory Authority:
   8,625,000 A-1+        Colgate University PART FGIC-Insured 1.72% VRDO               8,625,000
   2,000,000 A-1+        Columbia University SGA 132 PART 1.72% VRDO                   2,000,000


                      See Notes to Financial Statements.


     12 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)             SEPTEMBER 30, 2002


                               NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT    RATING(a)                         SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
                        Cornell University:
$ 5,000,000 A-1+         1.30% due 12/17/02 TECP                                $     5,000,000
 22,935,000 A-1+         Series A 1.60% VRDO                                         22,935,000
 28,455,000 VMIG 1*      Series B 1.60% VRDO                                         28,455,000
  5,585,000 A-1         Glen Eddy Inc. 1.65% VRDO                                     5,585,000
  8,430,000 A-1+        Metropolitan Museum of Art Series A 1.65% VRDO                8,430,000
  9,300,000 NR+         Mount Sinai School of Medicine 1.35% due 10/11/02 TECP        9,300,000
  4,985,000 NR+         New York Public Library Series 99A 1.60% VRDO                 4,985,000
  2,070,000 VMIG 1*     Oxford University Press 1.65% VRDO                            2,070,000
 15,170,000 A-1+        Series PA 842-R PART FGIC-Insured 1.95% due 5/8/03           15,170,000
  9,945,000 A-1+        State University Series PA PART 1.76% VRDO                    9,945,000
  8,300,000 A-1+      New York State Energy Research & Development Authority
                       Gas and Electric Series C 1.95% VRDO                           8,300,000
                      New York State Environmental Facilities Corp:
                        Clean Water and Drinking:
  9,990,000 A-1          MSTC Series 9040 1.79% due 6/10/10                           9,990,000
  9,170,000 A-1+         PT-409 PART 1.60% due 12/26/02                               9,170,000
 12,000,000 VMIG 1*     Series 1997A 1.25% due 11/13/02 TECP                         12,000,000
 15,000,000 VMIG 1*     Series 1997A 1.25% due 12/10/02 TECP                         15,000,000
 25,000,000 A-1+        Series 1998A 1.30% due 11/4/02 TECP                          25,000,000
                      New York State GO:
 33,485,000 A-1+        Series A 1.35% due 10/10/02                                  33,485,000
 14,000,000 A-1+        Series B 1.50% due 8/7/03                                    14,000,000
                      New York State HFA:
 19,900,000 VMIG 1*     240 East 39th Street 1.75% VRDO AMT                          19,900,000
 27,300,000 VMIG 1*     250 West 50th Street Series A 1.65% VRDO AMT                 27,300,000
 43,400,000 VMIG 1*     350 West 43rd Street Series A 1.75% VRDO AMT                 43,400,000
  5,000,000 VMIG 1*     360 West 43rd Street 1.80% VRDO AMT                           5,000,000
 24,700,000 VMIG 1*     East 84th Street Series A 1.65% VRDO AMT                     24,700,000
 27,000,000 VMIG 1*     Series A 1.75% VRDO AMT                                      27,000,000
                        Service Contract Obligation Revenue Series A:
 30,100,000 A-1+         1.70% VRDO                                                  30,100,000
 17,905,000 A-1          1.80% VRDO                                                  17,905,000
  4,415,000 VMIG 1*     South Cove Plaza Series A 1.80% VRDO AMT                      4,415,000
  5,000,000 VMIG 1*     Talleyrand Crescent 1.60% VRDO AMT                            5,000,000
  6,700,000 VMIG 1*     Theatre Row Series A 1.80% VRDO AMT                           6,700,000
                      New York State LGAC:
 28,000,000 A-1+        Series 93A 1.65% VRDO                                        28,000,000
  3,932,500 VMIG 1*     Series 544 PART AMBAC-Insured 1.60% due 12/5/02               3,932,500
 15,000,000 A-1+        Series E 1.55% VRDO                                          15,000,000
  4,785,000 VMIG 1*   New York State Mortgage Agency Revenue MERLOT
                       Series B-3 PART 1.70% VRDO AMT                                 4,785,000


                      See Notes to Financial Statements.


     13 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)             SEPTEMBER 30, 2002


                                NEW YORK MONEY MARKET PORTFOLIO

    FACE
   AMOUNT    RATING(a)                         SECURITY                               VALUE
------------------------------------------------------------------------------------------------
                       New York State Power Authority:
$ 10,000,000 A-1+        Series 1 1.30% due 11/6/02 TECP                         $    10,000,000
  10,000,000 A-1+        Series 1 1.30% due 11/8/02 TECP                              10,000,000
   6,029,000 A-1+        Series 1 1.30% due 11/12/02 TECP                              6,029,000
   3,000,000 A-1+        Series 2 1.25% due 10/4/02 TECP                               3,000,000
   7,200,000 A-1+        Series 2 1.25% due 10/7/02 TECP                               7,200,000
  30,000,000 A-1+        Series 2 1.25% due 11/7/02 TECP                              30,000,000
   9,000,000 A-1         Series 5 1.60% VRDO                                           9,000,000
                       New York State Thruway Authority:
   7,500,000 A-1+        1.35% due 10/8/02 TECP                                        7,500,000
  15,000,000 A-1+        1.35% due 10/9/02 TECP                                       15,000,000
   6,000,000 A-1+        1.35% due 10/23/02 TECP                                       6,000,000
   5,000,000 A-1+        1.25% due 11/1/02 TECP                                        5,000,000
  25,000,000 SP-1*       BAN Series A 3.25% due 3/26/03                               25,135,920
   8,845,000 A-1         MSTC Series 120 PART FGIC-Insured 1.50% due 10/10/02          8,845,000
   5,200,000 AA          Series A 3.00% due 3/15/03                                    5,238,649
   8,000,000 VMIG 1*   New York State Urban Development Corp. Series N
                         PART AMBAC-Insured 1.56% VRDO                                 8,000,000
                       Oneida County IDR:
  20,000,000 VMIG 1*     Hamilton College MBIA-Insured 1.70% VRDO                     20,000,000
   2,250,000 A-1         Harden Furniture Series 98 1.70% VRDO AMT                     2,250,000
                       Onondaga County IDA:
                         Solvay Paperboard Project:
  15,000,000 A-1+         Series A 1.80% VRDO AMT                                     15,000,000
  19,000,000 A-1+         Series B 1.80% VRDO AMT                                     19,000,000
   3,500,000 A-1         Syracuse Executive Air 1.70% VRDO AMT                         3,500,000
   5,860,000 A-1         Syracuse Research Corp. 1.65% VRDO                            5,860,000
   2,320,000 A-1+      Ontario County IDR Dixit Enterprise Series B
                        1.65% VRDO AMT                                                 2,320,000
   4,320,000 A-1       Oswego County IDR Fulton Thermal Corp.
                        1.70% VRDO AMT                                                 4,320,000
                       Port Authority of New York & New Jersey:
   7,860,000 A-1+        Putter Series 177 PART MBIA-Insured 1.68% VRDO                7,860,000
   3,500,000 NR++        Series 98-1 Equipment Notes 2.00% VRDO AMT                    3,500,000
   3,500,000 NR++        Series 98-2 Equipment Notes 1.90% VRDO                        3,500,000
  15,000,000 SP-1      Puerto Rico Commonwealth TRAN 2.50% due 7/30/03                15,124,650
  30,000,000 MIG 1*    Rochester BAN 2.50% due 3/5/03                                 30,124,170
   5,545,000 A-1       Rotterdam IDA IDR (Rotterdam Park Project) 1.65% VRDO           5,545,000
   2,630,000 A-1       Schenectady County IDR (Scotia Industrial Park Project)
                        Series 98A 1.45% VRDO                                          2,630,000
     575,000 Aaa*      South Seneca CSD 2.25% due 6/15/03                                578,210
   3,595,000 A-1       St. Lawrence County IDA United Helpers Independent Living
                        Corp. 1.65% VRDO                                               3,595,000


                      See Notes to Financial Statements.


     14 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)             SEPTEMBER 30, 2002


                            NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT    RATING(a)                      SECURITY                           VALUE
----------------------------------------------------------------------------------------
$13,000,000 NR+       Suffolk County BOCES First Supervisory District
                       2.75% due 6/27/03                                 $    13,098,858
  4,400,000 MIG 1*    Syracuse RAN Series D 2.50% due 6/30/03                  4,435,669
 17,710,000 A-1+      Tompkins County IDA Cornell University 1.60% VRDO       17,710,000
                      Triborough Bridge & Tunnel Authority:
                        MSTC:
 22,905,000 A-1          Series 72 PART MBIA-Insured 1.50% VRDO               22,905,000
  2,635,000 VMIG 1*      Series 109 PART 2.10% VRDO                            2,635,000
 70,000,000 VMIG 1*     PART 1.40% due 11/6/02                                70,000,000
 26,820,000 A-1+        Series A FSA-Insured 1.65% VRDO                       26,820,000
 10,000,000 VMIG 1*     Series N17 PART 1.80% VRDO                            10,000,000
  4,060,000 A-1+      Westchester County IDA (Boys & Girls Club Project)
                       1.70% VRDO                                              4,060,000
  2,625,000 A-1       Yates IDR Coach Equipment Manufacturing Corp.
                       1.70% VRDO AMT                                          2,625,000
  3,000,000 A-1+      Yonkers IDA Consumers Union Facilities 1.70% VRDO        3,000,000
----------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $1,915,402,300***)                         $1,915,402,300
----------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service or those identified by (**), are rated by Fitch IBCA, Duff & Phelps.
+  Security has not been rated by either Moody's Investors Service or Standard
   & Poor's Ratings Services. However, the Board of Trustees has determined that the security presents minimal credit risk.
++ Security has not been rated by either Moody's Investors Service or Standard
   & Poor's Ratings Services. However, the Board of Trustees has determined this security to be considered as a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
*** Aggregate cost for Federal income tax purposes is substantially the same.

   See pages 26 through 28 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


     15 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)             SEPTEMBER 30, 2002


                                         NEW YORK PORTFOLIO

    FACE
   AMOUNT    RATING(a)                             SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
Education -- 24.1%
$  2,755,000 Aaa*      Albany, IDA, Civic Facility Revenue, (St. Rose Project),
                        Series A, AMBAC-Insured, 5.375% due 7/1/31                      $   2,931,761
                       Amherst, IDA, Civic Facilities Revenue, UBF Faculty-
                        Student Housing, Series B, AMBAC-Insured:
   1,000,000 AAA          5.125% due 8/1/20                                                 1,065,410
   3,615,000 AAA          5.250% due 8/1/31                                                 3,829,225
  10,000,000 AAA       New York City IDA Civic Facilities Revenue, (New York University
                        Project), AMBAC-Insured, 5.000% due 7/1/31                         10,270,100
                       New York State Dormitory Authority Revenue Bonds:
                         City University Systems:
                          3rd Generation:
  16,925,000 AAA           Series 1, FGIC-Insured, 5.250% due 7/1/25 (b)                   17,825,241
   4,500,000 AAA           Series 2, MBIA-Insured, 5.000% due 7/1/28                        4,612,905
   6,000,000 AA-          4th Generation, Series A, 5.250% due 7/1/31                       6,247,020
                          Series A, FGIC-Insured:
   5,825,000 AAA           5.625% due 7/1/16                                                6,920,158
  14,000,000 AAA           2nd Generation, 5.000% due 7/1/16 (b)                           14,971,740
   7,000,000 AAA          Series B, FSA-Insured, 6.000% due 7/1/14                          8,597,050
   2,500,000 A3*          Series C, 7.500% due 7/1/10                                       3,047,900
   2,000,000 AAA         Columbia University, 5.000% due 7/1/18                             2,122,840
                         New School University, MBIA-Insured:
   5,000,000 AAA          5.000% due 7/1/29                                                 5,135,050
   4,495,000 AAA          5.000% due 7/1/33                                                 4,616,410
                         New York University, Series 2, AMBAC-Insured:
   5,000,000 AAA          5.000% due 7/1/31                                                 5,135,050
   1,000,000 AAA          5.000% due 7/1/41                                                 1,023,400
                         Rockefeller University:
  10,260,000 AAA          5.000% due 7/1/28                                                10,632,848
  12,000,000 AAA          Series A, 5.000% due 7/1/32 (b)                                  12,458,760
   1,000,000 AA-         School Program, 5.000% due 7/1/18                                  1,050,200
   1,150,000 AAA         St. John's University, MBIA-Insured, 5.250% due 7/1/25             1,218,229
                         State University Educational Facility:
                          Series A:
  12,750,000 AAA           FGIC-Insured, 5.000% due 5/15/27 (b)                            14,696,032
  12,110,000 AAA           FSA-Insured, 5.875% due 5/15/17 (b)                             14,679,258
   7,030,000 AAA           MBIA-Insured, 5.000% due 5/15/16                                 7,528,146
                          Series B:
     676,000 AA-           7.500% due 5/15/11                                                 845,906
   5,000,000 AAA           FGIC-Insured, 5.250% due 5/15/19                                 5,694,200
   5,000,000 AAA           FSA-Insured, 5.500% due 5/15/30                                  5,911,400


                      See Notes to Financial Statements.


     16 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)             SEPTEMBER 30, 2002


                                        NEW YORK PORTFOLIO

    FACE
   AMOUNT    RATING(a)                            SECURITY                                VALUE
---------------------------------------------------------------------------------------------------
Education -- 24.1% (continued)
                         University of Rochester, Series A, MBIA-Insured:
$  3,915,000 AAA          5.000% due 7/1/16                                           $   4,197,193
   2,300,000 AAA          5.000% due 7/1/27                                               2,363,733
                       Rensselaer County, IDA, Civic Facilities Revenue Bonds,
                        (Polytechnic Institute Dormitory Project):
   5,430,000 A+           Series A, 5.125% due 8/1/29                                     5,618,638
   5,820,000 A+           Series B, 5.125% due 8/1/27                                     6,034,991
                       Schenectady, IDA, Civic Facilities Revenue Bonds,
                        (Union College Project), Series A, AMBAC-Insured:
   2,000,000 Aaa*         5.375% due 12/1/19                                              2,193,200
   1,725,000 Aaa*         5.000% due 7/1/22                                               1,806,713
   3,000,000 Aaa*         5.450% due 12/1/29                                              3,195,600
   2,390,000 Aaa*         5.625% due 7/1/31                                               2,636,791
                       Taconic Hills School District Craryville County, FGIC-Insured:
   1,420,000 Aaa*        5.000% due 6/15/25                                               1,474,088
     700,000 Aaa*        5.000% due 6/15/26                                                 726,103
   3,000,000 Aaa*      Teachers College, MBIA-Insured, 5.000% due 7/1/22                  3,124,290
---------------------------------------------------------------------------------------------------
                                                                                        206,437,579
---------------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 0.5%
   1,180,000 AAA       Commonwealth of Puerto Rico, Aqueduct & Sewer Authority
                        Revenue Bonds, 10.250% due 7/1/09                                 1,534,307
   3,150,000 AAA       New York City GO, Series I, AMBAC-Insured,
                        7.250% due 8/15/14                                                3,214,575
---------------------------------------------------------------------------------------------------
                                                                                          4,748,882
---------------------------------------------------------------------------------------------------
Finance -- 0.7%
   5,000,000 AAA       New York State Local Government Assistance Corp., Series B,
                        MBIA-Insured, 4.875% due 4/1/20                                   5,191,350
     825,000 BBB+      New York State Municipal Bond Bank Agency, Special Revenue
                        Program, City of Buffalo, 6.875% due 3/15/06                        837,309
---------------------------------------------------------------------------------------------------
                                                                                          6,028,659
---------------------------------------------------------------------------------------------------
General Obligation -- 2.9%
     125,000 Baa3*     Green Island, 9.375% due 11/1/02                                     125,634
                       New York City Bonds:
   4,050,000 A           6.600% due 8/1/09                                                4,166,842
   1,200,000 A-1+        Series B-2, Sub-Series B5, MBIA-Insured,
                          2.050% due 8/15/09 (d)                                          1,200,000
   5,000,000 A           Series D, 5.375% due 6/1/32                                      5,231,650
   3,500,000 A-1+        Series F-4, LOC-Landesbank Hessen,
                          1.650% due 2/15/20 (d)                                          3,500,000


                      See Notes to Financial Statements.


     17 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)             SEPTEMBER 30, 2002


                                        NEW YORK PORTFOLIO

    FACE
   AMOUNT    RATING(a)                            SECURITY                                VALUE
---------------------------------------------------------------------------------------------------
General Obligation -- 2.9% (continued)
$    300,000 A-1+        Sub-Series E-3, LOC-Westdeutsche Landes Bank,
                          1.950% due 8/1/23 (d)                                       $     300,000
                       New York State:
   1,000,000 AA          12.000% due 11/15/03                                             1,115,800
   2,750,000 AA          9.875% due 11/15/05                                              3,412,420
   4,505,000 Aaa*      North Hempstead, FGIC-Insured, Series A, 5.000% due 9/1/22         4,653,350
   1,000,000 AAA       Yonkers, Series C, FGIC-Insured, State Aid Withholding,
                        5.000% due 6/1/19                                                 1,047,220
---------------------------------------------------------------------------------------------------
                                                                                         24,752,916
---------------------------------------------------------------------------------------------------
Government Facilities -- 0.8%
                       New York State Urban Development Corp. Revenue:
   3,050,000 AAA         Correctional Capital Facilities, MBIA-Insured,
                          5.000% due 1/1/20                                               3,175,721
   3,000,000 AA-         State Facilities, 5.700% due 4/1/20                              3,504,600
---------------------------------------------------------------------------------------------------
                                                                                          6,680,321
---------------------------------------------------------------------------------------------------
Hospitals -- 7.0%
   1,620,000 AAA       East Rochester, Housing Authority Revenue, (North Park Nursing
                        Home), GNMA-Collateralized, 5.200% due 10/20/24                   1,696,140
   5,000,000 AAA       Nassau Health Care Corp., Health System Revenue Bonds,
                        Nassau County Guaranteed, FSA-Insured, 5.500% due 8/1/19          5,504,450
                       New York City Health & Hospital Corp. Revenue, Health System,
                        Series A:
   3,000,000 AAA          AMBAC-Insured, 5.000% due 2/15/20                               3,106,320
                          FSA-Insured:
   1,110,000 AAA           5.000% due 2/15/22                                             1,146,830
   3,750,000 AAA           5.125% due 2/15/23                                             3,906,938
                       New York State Dormitory Authority Revenue:
   5,350,000 A1*         Lutheran Center at Poughkeepsie, LOC Key Bank,
                          6.050% due 7/1/26                                               5,699,248
                         Mental Health Services Facilities:
                          Series B:
   2,500,000 AA-           5.000% due 2/15/18                                             2,615,800
   6,955,000 AA-           5.625% due 2/15/21                                             7,419,107
   2,600,000 AAA          Series D, FSA-Insured, 5.250% due 8/15/30                       2,717,338
   3,000,000 AA          St. Luke's Home, Residential Health, FHA-Insured,
                          6.375% due 8/1/35                                               3,208,740
   2,450,000 AAA         St. Vincent's Hospital & Medical Center, FHA-Insured,
                          7.400% due 8/1/30                                               2,494,541
   1,500,000 AAA         United Cerebral Palsy, AMBAC-Insured, 5.125% due 7/1/21          1,589,580
   2,000,000 AAA         Victory Memorial Hospital, MBIA-Insured, 5.375% due 8/1/25       2,105,680
   2,500,000 AAA         Willow Towers Inc., GNMA-Collateralized,
                          5.400% due 2/1/34                                               2,633,950


                      See Notes to Financial Statements.


     18 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)             SEPTEMBER 30, 2002


                                       NEW YORK PORTFOLIO

    FACE
   AMOUNT    RATING(a)                           SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
Hospitals -- 7.0% (continued)
                       New York State Medical Care Facility Finance Agency Revenue:
                         Series A:
$  2,500,000 B            Central Suffolk Hospital Mortgage Project,
                           6.125% due 11/1/16                                       $   1,833,150
   2,350,000 NR           FHA-Insured, 7.450% due 8/15/31                               2,406,682
     955,000 Aa1*         Health Center Projects, Secured Mortgage Program,
                           SONYMA-Insured, 6.375% due 11/15/19                          1,027,446
                         Series B:
     960,000 AA           Hospital & Nursing Home Insured Mortgage,
                           FHA-Insured, 7.000% due 8/15/32                                981,139
   1,860,000 AAA          Long Term Healthcare, FSA-Insured,
                           6.450% due 11/1/14                                           1,903,747
   3,500,000 AA           Mortgage Project, FHA-Insured, 6.100% due 2/15/15             3,709,930
     470,000 AA          Series C, FHA-Insured, 6.650% due 8/15/32                        480,002
   2,280,000 BBB+      Puerto Rico Commonwealth Renewal & Housing Corp.,
                        7.875% due 10/1/04 (b)                                          2,296,256
-------------------------------------------------------------------------------------------------
                                                                                       60,483,014
-------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 3.1%
                       New York City HDC:
   1,386,402 NR          Cadman Project, 6.500% due 11/15/18                            1,418,331
     876,186 NR          Heywood Towers Project, 6.500% due 10/15/17                      901,622
   1,120,670 NR          Kelly Project, 6.500% due 2/15/18                              1,150,211
   4,000,000 AAA         Mortgage Revenue, Series A, FHA-Insured,
                          6.600% due 4/1/30                                             4,110,720
   1,434,345 NR          Riverbend Project, 6.500% due 11/15/18                         1,510,294
                       New York State Dormitory Authority Revenue,
                        FNMA-Collateralized, Park Ridge Housing Inc.:
   1,000,000 AAA          6.375% due 8/1/20                                             1,126,720
   1,470,000 AAA          6.500% due 8/1/25                                             1,662,041
                       New York State Housing Finance Agency Revenue,
                        Secured Mortgage Program, SONYMA-Insured:
                          Series A:
     500,000 Aa1*          7.000% due 8/15/12 (e)                                         512,400
   2,000,000 Aa1*          6.200% due 8/15/15 (e)                                       2,131,200
     500,000 Aa1*          7.050% due 8/15/24 (e)                                         512,345
   6,870,000 Aa1*         Series B, 6.250% due 8/15/29 (e)                              7,301,573
                          Series C:
   1,750,000 Aa1*          6.600% due 8/15/27                                           1,823,395
   1,500,000 AAA           FHA-Insured, 6.500% due 8/15/24                              1,537,110
     800,000 A1*       Rensselaer Housing Authority, Multi-Family Mortgage Revenue,
                        Rensselaer Elderly Apartments, Series A, 7.750% due 1/1/11        829,656
-------------------------------------------------------------------------------------------------
                                                                                       26,527,618
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     19 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)             SEPTEMBER 30, 2002


                                         NEW YORK PORTFOLIO

    FACE
   AMOUNT    RATING(a)                             SECURITY                                  VALUE
------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 2.3%
                       New York State Mortgage Agency Revenue
                        Homeowner Mortgage:
$  2,625,000 Aa1*         Series 37-A, 6.375% due 10/1/14                                $   2,750,186
   1,000,000 Aa1*         Series 41-A, 6.450% due 10/1/14                                    1,048,550
   4,355,000 Aa1*         Series 65, 5.850% due 10/1/28 (e)                                  4,533,990
   4,945,000 Aa1*         Series 67, 5.800% due 10/1/28 (e)                                  5,152,987
   6,000,000 Aa1*         Series 71, 5.350% due 10/1/18 (e)                                  6,242,940
-----------------------------------------------------------------------------------------------------
                                                                                            19,728,653
-----------------------------------------------------------------------------------------------------
Industrial Development -- 2.8%
   2,250,000 BBB       Essex County, IDA Revenue, Solid Waste, (International Paper
                        Co. Project), Series A, 6.150% due 4/1/21 (e)                        2,317,837
     500,000 BBB+      Monroe County, IDA Revenue, Public Improvement,
                        Canal Ponds Park, Series A, 7.000% due 6/15/13                         513,050
                       Onondaga County, IDA:
     750,000 AA-         Civic Facilities Revenue, (Syracuse Home Association Project),
                          LOC-HSBC Bank USA, 5.200% due 12/1/18                                804,457
   8,000,000 AAA         Sewer Facilities Revenue, (Bristol-Myers Squibb Co. Project),
                          5.750% due 3/1/24 (e)                                              9,220,400
   8,000,000 BB        Port Authority of New York & New Jersey, (Delta Airlines Inc.
                        Project), Series 1R, 6.950% due 6/1/08                               7,622,320
   1,410,000 A+        Rensselaer County, IDA, Albany International Corp.,
                        LOC-Fleet Trust Co., 7.550% due 7/15/07 (e)                          1,634,472
   1,675,000 B2*       Warren & Washington Counties, IDA Resource Recovery
                        Revenue Bonds, Series A, 7.900% due 12/15/07                         1,679,355
-----------------------------------------------------------------------------------------------------
                                                                                            23,791,891
-----------------------------------------------------------------------------------------------------
Life Care Systems -- 1.9%
                       New York State Dormitory Authority Revenue Bonds,
                        FHA-Insured:
   1,230,000 AAA          Crouse Community Center, 7.500% due 8/1/29                         1,240,246
   3,815,000 AA           Hebrew Nursing Home, 6.125% due 2/1/37                             4,095,555
   1,240,000 AAA          Heritage House Nursing Center, 7.000% due 8/1/31                   1,261,898
   1,720,000 AAA          Jewish Geriatric Center, 7.150% due 8/1/14                         1,850,256
   1,500,000 AAA          Menorah Campus Nursing Home, 6.100% due 2/1/37                     1,617,450
   1,600,000 AA           Niagara Frontier Home, Mortgage Revenue,
                           6.200% due 2/1/15                                                 1,701,040
   3,350,000 AA           Wesley Garden Nursing Home, 6.125% due 8/1/35                      3,577,364
   1,250,000 AAA       Syracuse, IDA Revenue, James Square Association,
                        Series A, FHA-Insured, 7.000% due 8/1/25                             1,272,075
-----------------------------------------------------------------------------------------------------
                                                                                            16,615,884
-----------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     20 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)             SEPTEMBER 30, 2002

                                         NEW YORK PORTFOLIO

    FACE
   AMOUNT    RATING(a)                            SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------------
Miscellaneous -- 9.2%
$    750,000 BBB+      Albany, Parking Authority Revenue, Series A,
                        5.625% due 7/15/25                                             $      788,228
                       New York City Trust Cultural Resource Revenue:
   1,655,000 AAA         American Museum of Natural History, Series A,
                          AMBAC-Insured, 5.250% due 7/1/17                                  1,795,956
                         Museum of Modern Art:
   3,100,000 AAA          Series A, 5.000% due 4/1/23                                       3,218,699
   9,000,000 AAA          Series D, AMBAC-Insured, 5.125% due 7/1/31                        9,367,110
                       New York State Dormitory Authority Lease Revenue:
                         Court Facilities, City of New York Issue:
   5,000,000 A            6.000% due 5/15/39                                                5,521,250
   3,000,000 AAA          AMBAC-Insured, 5.750% due 5/15/30                                 3,357,540
                         State University Dorm Facility:
   8,000,000 AA-          5.000% due 7/1/32                                                 8,179,040
                          FGIC-Insured:
   1,000,000 AAA           5.500% due 7/1/26                                                1,075,300
   1,000,000 AAA           5.500% due 7/1/27                                                1,074,550
  12,000,000 AAA           5.100% due 7/1/31 (b)                                           12,444,600
                       New York State Urban Development Corp. Revenue,
                        Correctional Facilities Service Contract:
   6,600,000 AAA          Series C, AMBAC-Insured, 6.000% due 1/1/29                        7,499,448
  18,400,000 AAA          Series D, FSA-Insured, 5.250% due 1/1/30 (b)                     19,275,840
   5,000,000 BBB+      Puerto Rico Public Financial Corp., Series E, 5.500% due 8/1/29      5,440,700
-----------------------------------------------------------------------------------------------------
                                                                                           79,038,261
-----------------------------------------------------------------------------------------------------
Pollution Control Revenue -- 1.1%
                       New York State Environmental Facilities Corp.:
   6,040,000 AAA         State Clean Drinking Water, Series C, 5.000% due 6/15/16           6,488,893
                         State Water Revolving Fund, Series A:
     190,000 AAA          7.500% due 6/15/12                                                  191,319
     805,000 AAA          GIC-Societe General, 7.250% due 6/15/10                             821,985
   1,000,000 AAA       North Country Development Authority, Solid Waste Management
                        System Revenue Refunding, FSA-Insured, 6.000% due 5/15/15           1,226,740
   1,710,000 BB-       Puerto Rico Industrial, Medical & Environmental Facilities,
                        Finance Authority Revenue, American Airlines Inc.,
                        Series A, 6.450% due 12/1/25                                          940,551
-----------------------------------------------------------------------------------------------------
                                                                                            9,669,488
-----------------------------------------------------------------------------------------------------
Pre-Refunded (f) -- 8.5%
      35,000 NR        Battery Park City Authority Housing Revenue, FHA-Insured,
                        (Call 6/1/05 @ 100), 8.625% due 6/1/23                                 41,309
   1,000,000 AAA       Buffalo Municipal Water Finance Authority, Water Systems
                        Revenue, FGIC-Insured, (Call 7/1/06 @ 102),
                        6.100% due 7/1/26                                                   1,169,710


                      See Notes to Financial Statements.


     21 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)             SEPTEMBER 30, 2002


                                      NEW YORK PORTFOLIO

    FACE
   AMOUNT    RATING(a)                          SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
Pre-Refunded (f) -- 8.5% (continued)
$  2,150,000 AAA       Monroe County Water Authority Revenue, AMBAC-Insured,
                        (Pre-Refunded -- Escrowed with state & local government
                        securities to 8/1/04 Call @ 101), 7.000% due 8/1/19       $   2,389,510
   4,000,000 AAA       New York City GO, Series B1, MBIA-Insured,
                        (Call 8/15/04 @ 101), 6.950% due 8/15/12                      4,450,440
   1,565,000 AA        New York City Municipal Water Finance Authority, Water &
                        Sewer System Revenue, Series B, (Pre-Refunded --
                        Escrowed with state & local government securities to
                        6/15/10 Call @ 101), 6.000% due 6/15/33                       1,894,417
   8,735,000 AA+       New York City Transitional Finance Authority Revenue,
                        Future Tax Secured, Series C, (Call 5/1/10 @ 101),
                        5.500% due 11/1/29                                           10,320,490
                       New York State Dormitory Authority Revenue:
      45,000 AA-         Mental Health, Series B, (Call 2/15/07 @ 102),
                          5.625% due 2/15/21                                             51,894
     324,000 AA-         Series B, (Partially Pre-Refunded with U.S. government
                          securities to various call dates and prices),
                          7.500% due 5/15/11 (c)                                        415,929
   7,370,000 A+          University of Rochester, Series A, (Call 7/1/04 @ 102),
                          6.500% due 7/1/19                                           8,159,180
                       New York State Environmental Facilities Corp., State Clean
                        Drinking Water, Series B, (Call 10/15/09 @ 100):
     295,000 AAA          5.250%, due 4/15/17                                           339,831
     400,000 AAA          5.250% due 4/15/18                                            460,788
                       New York State Medical Care Facilities, Finance Agency
                        Revenue, Series A:
   4,000,000 AAA          Brookdale Hospital Medical Center, (Pre-Refunded --
                           Escrowed with state & local government securities
                           to 2/15/05 Call @ 102), 6.800% due 8/15/12                 4,561,160
   6,950,000 AA           Hospital & Nursing Home, FHA-Insured,
                           (Call 2/15/04 @ 102), 6.200% due 2/15/21                   7,477,644
   4,000,000 AA           Mortgage Project, FHA-Insured, (Pre-Refunded --
                           Escrowed with state & local government securities
                           to 8/15/04 Call @ 102), 6.375% due 8/15/24                 4,447,200
   4,700,000 AAA          New York Downtown Hospital, (Pre-Refunded --
                           Escrowed with state & local government securities
                           to 2/15/05 Call @ 102), 6.800% due 2/15/20                 5,359,363
                          New York Hospital, AMBAC/FHA-Insured,
                           (Pre-Refunded -- Escrowed with state & local
                           government securities to 2/15/05 Call @ 102):
   8,500,000 AAA             6.800% due 8/15/24                                       9,692,465
   7,600,000 AAA             6.500% due 8/15/29                                       8,613,460
   2,500,000 AAA             6.900% due 8/15/34                                       2,856,500
-----------------------------------------------------------------------------------------------
                                                                                     72,701,290
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     22 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)             SEPTEMBER 30, 2002


                                    NEW YORK PORTFOLIO

    FACE
   AMOUNT    RATING(a)                       SECURITY                            VALUE
-------------------------------------------------------------------------------------------
Public Facilities -- 1.3%
                       New York City Transitional Finance Authority Revenue,
                        Future Tax Secured:
$  3,400,000 A-1+         Series A-2, 1.650% due 11/15/27 (d)                $    3,400,000
   5,000,000 A-1+         Series B, 2.000% due 2/1/31 (d)                         5,000,000
   1,265,000 AA+          Series C, 5.500% due 11/1/29                            1,494,610
     870,000 AA-       New York State COP, (Hanson Redevelopment Project),
                        8.375% due 5/1/08                                         1,056,624
-------------------------------------------------------------------------------------------
                                                                                 10,951,234
-------------------------------------------------------------------------------------------
Transportation -- 22.9%
                       Metropolitan Transportation Authority:
                         Dedicated Tax Fund, Series A:
  10,200,000 AAA          5.000% due 11/15/28                                    10,543,230
                          FGIC-Insured:
  11,000,000 AAA           5.250% due 11/15/23                                   11,653,070
   3,165,000 AAA           5.000% due 11/15/31                                    3,258,241
                          FSA-Insured:
   2,290,000 AAA           5.125% due 4/1/19                                      2,647,080
   4,500,000 AAA           5.250% due 4/1/23                                      5,256,360
  10,000,000 AAA           5.000% due 11/15/32                                   10,328,300
                         Transit Facilities Revenue, Series A:
   5,000,000 AAA          6.000% due 7/1/19                                       5,959,950
  10,000,000 AAA          MBIA-Insured, 5.625% due 7/1/25                        11,620,600
                         Triborough Bridge COP, AMBAC-Insured:
   2,595,000 AAA          5.875% due 1/1/30                                       2,921,192
  20,000,000 AAA          Series A, 5.250% due 1/1/29 (b)                        20,966,000
   3,300,000 VMIG 1*   Municipal Securities Trust Certificates, Series A,
                        2.100% due 3/15/16 (d)(g)                                 3,300,000
                       New York State Thruway Authority:
   5,000,000 AA-         General Revenue, GO, Series E, 5.000% due 1/1/25         5,134,100
                         Highway & Bridge Toll Revenue Fund, FGIC-Insured:
                          Series A:
   3,410,000 AAA           5.000% due 4/1/19                                      3,616,305
   2,000,000 AAA           5.000% due 4/1/20                                      2,100,240
   2,500,000 AAA           5.000% due 4/1/21                                      2,609,475
  15,000,000 AAA          Series B, 5.000% due 4/1/19 (b)                        15,764,250
   4,000,000 AAA          Series B-1, 5.500% due 4/1/18                           4,450,680
                       Port Authority New York & New Jersey, Special
                        Obligation Revenue:
  12,000,000 NR           5th Installment, 6.750% due 10/1/19 (b)                12,478,080
   5,000,000 AA-          85th Series, 5.375% due 3/1/28                          5,625,500
   7,250,000 AA-          109th Series, 5.375% due 1/15/32                        7,554,065
   5,000,000 AAA          126th Series, FGIC-Insured, 5.125% due 11/15/32         5,233,950


                      See Notes to Financial Statements.


     23 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)             SEPTEMBER 30, 2002


                                       NEW YORK PORTFOLIO

    FACE
   AMOUNT    RATING(a)                          SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Transportation -- 22.9% (continued)
$    850,000 A-1+         Versatile Structure Obligation, Series 3,
                           2.000% due 6/1/20 (d)                                    $      850,000
                       Triborough Bridge & Tunnel Authority:
   1,500,000 AA-         Convention Center Project, Series E, 7.250% due 1/1/10          1,783,065
                         General Purpose Revenue Bonds GO:
                          Series A:
   3,500,000 AA-           5.250% due 1/1/28                                             3,638,740
  11,000,000 AA-           5.125% due 1/1/31                                            11,421,740
  10,000,000 AA-           5.000% due 1/1/32                                            10,290,200
                          Series B:
   4,200,000 AA-           5.375% due 1/1/19                                             4,883,172
  10,125,000 AA-           5.500% due 1/1/30                                            10,744,245
------------------------------------------------------------------------------------------------
                                                                                       196,631,830
------------------------------------------------------------------------------------------------
Utilities -- 5.9%
                       Long Island Power Authority, Electric System Revenue,
                        Series A, MBIA-Insured:
   7,000,000 AAA          5.250% due 12/1/26                                             7,367,570
  28,335,000 AAA          5.250% due 12/1/26 (b)                                        29,822,871
                       New York State Energy, Research & Development Authority:
                         Electric Facilities Revenue:
   3,000,000 A+           Brooklyn Union Gas Co. Project, Regular RIBS, Series B,
                           11.997% due 7/1/26 (e)(h)                                     3,738,540
   5,750,000 A+           Consolidated Edison Co. Inc. Project, Series A,
                           7.125% due 12/1/29 (e)                                        6,246,167
   1,065,000 A            Series A, 7.150% due 12/1/20 (e)                               1,093,531
     810,000 A-           Series B, 7.150% due 2/1/22 (e)                                  831,522
   1,500,000 Baa2*       Gas Facilities Revenue, Corning Natural Gas Corp.,
                          Series A, 8.250% due 12/1/18 (e)                               1,533,330
------------------------------------------------------------------------------------------------
                                                                                        50,633,531
------------------------------------------------------------------------------------------------
Water and Sewer -- 5.0%
                       New York City, Municipal Water Finance Authority, Water &
                        Sewer Systems Revenue:
  16,000,000 AA           5.500% due 6/15/33 (b)                                        17,128,320
                          Series B:
     990,000 AA            6.000% due 6/15/33                                            1,175,853
   5,205,000 AAA           FGIC-Insured, 5.125% due 6/15/30                              5,393,057
                           FSA-Insured:
   2,750,000 AAA             5.000% due 6/15/29                                          2,816,880
   1,000,000 AAA             5.250% due 6/15/29                                          1,045,450
                          Series D:
   5,000,000 AA            5.250% due 6/15/25                                            5,287,750
   2,375,000 AAA           MBIA-Insured, 5.000% due 6/15/15                              2,560,392


                      See Notes to Financial Statements.


     24 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)             SEPTEMBER 30, 2002


                                      NEW YORK PORTFOLIO

   FACE
  AMOUNT   RATING(a)                           SECURITY                              VALUE
----------------------------------------------------------------------------------------------
Water and Sewer -- 5.0% (continued)
                     New York State Environmental Facilities Corp., Clean Water &
                      Drinking Revolving Funds, Series B:
$  965,000 AAA          5.250% due 4/15/17                                        $  1,046,919
 2,490,000 AAA          5.250% due 10/15/17                                          2,701,376
 1,340,000 AAA          5.250% due 4/15/18                                           1,446,048
 1,880,000 AAA          5.250% due 10/15/18                                          2,029,986
----------------------------------------------------------------------------------------------
                                                                                    42,632,031
----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $787,127,652**)                                     $858,053,082
----------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Rating Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service.
(b) All or a portion of this security is segregated for short sales trades.
(c) Bonds are escrowed to maturity by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings, unless stated otherwise.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(e) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(f) Pre-refunded bonds are escrowed by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings, unless stated otherwise.
(g) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(h) Residual interest bond-coupon varies inversely with level of short-term tax-exempt interest rates.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  See pages 26 through 28 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


     25 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB
and B --Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     --Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

NR    --Indicates the bond is not rated by Standard & Poor's or Moody's.


    26    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

AA    --Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligator's ability to pay interest and/or dividends and repay principal is very strong.
A     --Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.
BBB   --Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligator's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR    --Indicates that the bond is not rated by Standard & Poor's, Moody's or
        Fitch.
 SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1 -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
P-1  -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1-- Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1-- Moody's highest rating for short-term municipal obligations.
MIG 2-- Moody's second highest rating for short-term municipal obligations.


    27    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 SECURITY DESCRIPTIONS (UNAUDITED)

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
AMT     -- Alternative Minimum Tax
BAN     -- Bond Anticipation Notes
BIG     -- Bond Investors Guaranty
BOCES   -- Board of Cooperative Education Services
CGIC    -- Capital Guaranty Insurance Company
COP     -- Certificate of Participation
CSD     -- Central School District
ETM     -- Escrowed to Maturity
FLAIRS  -- Floating Adjustable Interest Rate Securities
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FNMA    -- Federal National Mortgage Association
FRTC    -- Floating Rate Trust Certificates
FSA     -- Financial Security Assurance
GDB     -- Government Development Bank
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
IFA     -- Infrastructure Financing Authority
INFLOS  -- Inverse Floaters
IRB     -- Industrial Revenue Bonds
LGAC    -- Local Government Assistance Corporation
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MERLOT  -- Municipal Exempt Receipts Liquidity Optional Tender
MFH     -- Multi-Family Housing
MSTC    -- Municipal Securities Trust Certificates
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PART    -- Partnership Structure
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
RAN     -- Revenue Anticipation Notes
RIBS    -- Residual Interest Bonds
SAVRS   -- Select Auction Variable Rate Securities
SONYMA  -- State of New York Mortgage Association
SWAP    -- SWAP Structure
TAN     -- Tax Anticipation Notes
TECP    -- Tax Exempt Commercial Paper
TFA     -- Transitional Financial Authority
TRAN    -- Tax and Revenue Anticipation Notes
UFSD    -- Union Free School District
VRDN    -- Variable Rate Demand Note
VRDO    -- Variable Rate Demand Obligation
VRWE    -- Variable Rate Wednesday Demand


    28    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)             SEPTEMBER 30, 2002



                                                              New York
                                                            Money Market    New York
                                                             Portfolio      Portfolio
---------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $1,915,402,300
   and $787,127,652, respectively)                         $1,915,402,300 $858,053,082
  Cash                                                            345,403       37,148
  Receivable for securities sold                               15,001,993    1,500,000
  Interest receivable                                           6,943,395   12,267,482
  Receivable for Fund shares sold                                      --    1,230,975
  Other assets                                                     16,868           --
--------------------------------------------------------------------------------------
  Total Assets                                              1,937,709,959  873,088,687
--------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                             50,125,513           --
  Dividends payable                                               677,384           --
  Management fees payable                                         565,937      362,497
  Distribution fees payable                                       190,651      290,980
  Payable for Fund shares purchased                                    --    1,203,372
  Payable to broker -- variation margin                                --      903,125
  Deferred compensation payable                                        --       16,212
  Accrued expenses                                                298,241      179,032
--------------------------------------------------------------------------------------
  Total Liabilities                                            51,857,726    2,955,218
--------------------------------------------------------------------------------------
Total Net Assets                                           $1,885,852,233 $870,133,469
--------------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest               $    1,885,801 $     62,655
  Capital paid in excess of par value                       1,883,820,001  814,514,295
  Undistributed net investment income                                  --      439,845
  Accumulated net realized gain (loss) from
   security transactions                                          146,431  (12,460,318)
  Net unrealized appreciation of investments
   and futures contracts                                               --   67,576,992
--------------------------------------------------------------------------------------
Total Net Assets                                           $1,885,852,233 $870,133,469
--------------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                   1,885,801,462   48,085,800
--------------------------------------------------------
  Class B                                                              --   10,527,245
--------------------------------------------------------
  Class L                                                              --    3,231,640
--------------------------------------------------------
  Class Y                                                              --      810,708
--------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                    $1.00       $13.89
--------------------------------------------------------
  Class B *                                                            --       $13.89
--------------------------------------------------------
  Class L **                                                           --       $13.88
--------------------------------------------------------
  Class Y (and redemption price)                                       --       $13.89
--------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value)              --       $14.47
--------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value)              --       $14.02
--------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


     29 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF OPERATIONS (UNAUDITED)



For the Six Months Ended September 30, 2002

                                                       New York
                                                     Money Market  New York
                                                      Portfolio    Portfolio
 -----------------------------------------------------------------------------
 INVESTMENT INCOME:
  Interest                                           $14,065,183  $22,682,352
 ---------------------------------------------------------------------------
 EXPENSES:
  Management fees (Note 4)                             4,913,243    2,105,668
  Distribution fees (Note 4)                             982,649    1,092,403
  Shareholder and system servicing fees                  226,099      109,565
  Custody                                                 47,334       37,607
  Registration fees                                       38,901       12,168
  Shareholder communications                              26,073       16,597
  Audit and legal                                         13,630        5,463
  Trustees' fees                                           5,400          763
  Pricing service fees                                        --       50,419
  Other                                                   15,887        7,294
 ---------------------------------------------------------------------------
  Total Expenses                                       6,269,216    3,437,947
 ---------------------------------------------------------------------------
 Net Investment Income                                 7,795,967   19,244,405
 ---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 5 AND
 6):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term
     securities)*                                        151,302    1,126,386
    Futures contracts                                         --   (1,473,459)
 ---------------------------------------------------------------------------
  Net Realized Gain (Loss)                               151,302     (347,073)
 ---------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of
  Investments and Futures Contracts:
    Beginning of period                                       --   23,553,686
    End of period                                             --   67,576,992
 ---------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                     --   44,023,306
 ---------------------------------------------------------------------------
 Net Gain on Investments                                 151,302   43,676,233
 ---------------------------------------------------------------------------
 Increase in Net Assets From Operations              $ 7,947,269  $62,920,638
 ---------------------------------------------------------------------------
* Represents net realized gains only from the sale of short-term securities for the New York Money Market Portfolio.


                      See Notes to Financial Statements.


     30 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



For the Six Months September 30, 2002 (unaudited) and the Year Ended March 31, 2002

New York Money Market Portfolio                                     September 30       March 31
------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $     7,795,967  $    33,413,471
  Net realized gain (loss)                                                151,302           (3,584)
--------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                7,947,269       33,409,887
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                                (7,795,967)     (33,413,471)
--------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                       (7,795,967)     (33,413,471)
--------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                                  3,090,366,688    6,303,628,628
  Net asset value of shares issued for reinvestment of dividends        7,996,849       34,809,723
  Cost of shares reacquired                                        (3,256,699,094)  (6,351,970,667)
--------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions                (158,335,557)     (13,532,316)
--------------------------------------------------------------------------------------------------
Decrease in Net Assets                                               (158,184,255)     (13,535,900)
NET ASSETS:
  Beginning of period                                               2,044,036,488    2,057,572,388
--------------------------------------------------------------------------------------------------
  End of period                                                   $ 1,885,852,233  $ 2,044,036,488
--------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


     31 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

For the Six Months Ended September 30, 2002 (unaudited) and the Year Ended March 31, 2002

     New York Portfolio                       September 30     March 31
     ---------------------------------------------------------------------
     OPERATIONS:
      Net investment income                   $ 19,244,405  $  38,671,258
      Net realized gain (loss)                    (347,073)     1,896,650
      Increase (decrease) in net unrealized
        appreciation                            44,023,306    (16,542,369)
     --------------------------------------------------------------------
      Increase in Net Assets From Operations    62,920,638     24,025,539
     --------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM
     (NOTE 3):
      Net investment income                    (19,295,754)   (38,677,907)
     --------------------------------------------------------------------
      Decrease in Net Assets From
        Distributions to Shareholders          (19,295,754)   (38,677,907)
     --------------------------------------------------------------------
     FUND SHARE TRANSACTIONS (NOTE 8):
      Net proceeds from sale of shares          63,532,136    308,130,989
      Net asset value of shares issued for
        reinvestment of dividends               12,210,662     24,011,993
      Cost of shares reacquired                (73,391,076)  (266,637,033)
     --------------------------------------------------------------------
      Increase in Net Assets From Fund Share
        Transactions                             2,351,722     65,505,949
     --------------------------------------------------------------------
     Increase in Net Assets                     45,976,606     50,853,581
     NET ASSETS:
      Beginning of period                      824,156,863    773,303,282
     --------------------------------------------------------------------
      End of period*                          $870,133,469  $ 824,156,863
     --------------------------------------------------------------------
     * Includes undistributed net investment
      income of:                                  $439,845       $491,194
     --------------------------------------------------------------------


                      See Notes to Financial Statements.


     32 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. Significant Accounting Policies

The New York Money Market and New York Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and seven other separate investment portfolios: Florida, Georgia, Pennsylvania, Limited Term, National, Massachusetts Money Market and California Money Market Portfolios. The New York Portfolio is an open-end non-diversified investment portfolio of this Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) with respect to the New York Portfolio, securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; the New York Money Market Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the directions of the Board of Trustees; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally


    33    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders
accepted in the United States of America. At March 31, 2002, reclassifications were made to New York Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $5,041 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the New York Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The New York Portfolio adopted this requirement April 1, 2001. This change does not affect the New York Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended September 30, 2002, interest income increased by $178,676, net realized loss increased by $47,532 and the change in net unrealized appreciation of investments decreased by $113,144. In addition, on March 31, 2002, the New York Portfolio recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $461,283 to reflect the cumulative effect of this change up to the date of the adoption.

2. Portfolio Concentration

Since the Portfolios invest primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.


    34    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

3. Exempt-Interest Dividends and Other Distributions

The New York Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly in Portfolio shares on the payable date. Furthermore, each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolios. The New York Money Market Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. The New York Portfolio pays SBFM a management fee calculated at the annual rate of 0.50% of its average daily net assets. These fees are calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolios' transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS") act as the Portfolios' sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended September 30, 2002, the Portfolios paid transfer agent fees totaling $288,656 to CTB. The totals for each Portfolio were as follows:

                  Portfolio               Transfer Agent Fees
                  -------------------------------------------
                  New York Money Market        $201,562
                  -------------------------------------------
                  New York                       87,094
                  -------------------------------------------


    35    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., another subsidiary of SSBH, act as the Portfolios' distributors. In addition, SSB and certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

For the New York Portfolio, there are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is also a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares of the New York Portfolio, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2002, SSB and its affiliates received sales charges of approximately $410,000 and $34,000 on sales of the New York Portfolio's Class A and L shares, respectively. In addition, for the six months ended September 30, 2002, CDSCs paid to SSB and its affiliates were approximately:

                                           Class A Class B Class L
              ----------------------------------------------------
              New York Portfolio           $18,000 $90,000 $1,000
              ----------------------------------------------------

Pursuant to a Distribution Plan, the New York Money Market Portfolio pays a distribution fee calculated at the annual rate of 0.10% of the average daily net assets of its Class A shares. The New York Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the New York Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively.


    36    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

For the six months ended September 30, 2002, total Distribution Plan fees incurred were:

           Portfolio                       Class A  Class B  Class L
           ----------------------------------------------------------
           New York Money Market           $982,649       --       --
           ----------------------------------------------------------
           New York                         486,130 $457,196 $149,077
           ----------------------------------------------------------

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

5. Investments

During the six months ended September 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                     New York Money   New York
                                    Market Portfolio  Portfolio
                ------------------------------------------------
                Purchases                         -- $87,549,604
                ------------------------------------------------
                Sales                             --  97,691,638
                ------------------------------------------------

At September 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                             New York Money  New York
                                           Market Portfolio  Portfolio
        ----------------------------------------------------------------
        Gross unrealized appreciation                    -- $72,696,542
        Gross unrealized depreciation                    --  (1,771,112)
        ----------------------------------------------------------------
        Net unrealized appreciation                      -- $70,925,430
        ----------------------------------------------------------------

6. Futures Contracts

The New York Portfolio may from time to time enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures


    37    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders
contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2002, the New York Portfolio had the following open futures contracts:


                        # of                  Basis        Market     Unrealized
To Sell:              Contracts Expiration    Value        Value         Loss
---------------------------------------------------------------------------------
U.S. 10 Year Treasury
 Note                   1,700     12/02    $190,876,562 $194,225,000 $(3,348,438)
---------------------------------------------------------------------------------

7. Capital Loss Carryforward

At March 31, 2002, the New York Money Market Portfolio and the New York Portfolio had, for Federal income tax purposes, approximately $6,000 and $12,113,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                                         2008       2009     2010     Total
 -----------------------------------------------------------------------------
 New York Money Market Portfolio      $    3,000         -- $3,000 $     6,000
 -----------------------------------------------------------------------------
 New York Portfolio                    7,466,000 $4,647,000     --  12,113,000
 -----------------------------------------------------------------------------


   38    Smith Barney Muni Funds |  2002 Semi-Annual Report to Shareholders

8. Shares of Beneficial Interest

At September 30, 2002, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.
Transactions in shares of each class were as follows:

                                      Six Months Ended                    Year Ended
                                     September 30, 2002                 March 31, 2002
New York                      -------------------------------  -------------------------------
Money Market Portfolio            Shares           Amount          Shares           Amount
-                             -----------------------------------------------------------------
Class A
Shares sold                    3,090,366,688  $ 3,090,366,688   6,303,628,628  $ 6,303,628,628
Shares issued on reinvestment      7,996,849        7,996,849      34,809,723       34,809,723
Shares reacquired             (3,256,699,094)  (3,256,699,094) (6,351,970,667)  (6,351,970,667)
-----------------------------------------------------------------------------------------------
Net Decrease                    (158,335,557) $  (158,335,557)    (13,532,316) $   (13,532,316)
-----------------------------------------------------------------------------------------------

New York Portfolio
-----------------------------------------------------------------------------------------------
Class A
Shares sold                        3,302,371  $    44,562,397      18,677,879  $   251,145,109
Shares issued on reinvestment        703,733        9,528,666       1,387,822       18,567,122
Shares reacquired                 (3,947,311)     (53,224,617)    (15,430,952)    (207,696,673)
-----------------------------------------------------------------------------------------------
Net Increase                          58,793  $       866,446       4,634,749  $    62,015,558
-----------------------------------------------------------------------------------------------
Class B
Shares sold                        1,110,100  $    15,007,193       3,185,491  $    42,797,833
Shares issued on reinvestment        132,648        1,796,370         276,984        3,705,664
Shares reacquired                 (1,260,997)     (16,936,691)     (3,960,837)     (53,121,636)
-----------------------------------------------------------------------------------------------
Net Decrease                         (18,249) $      (133,128)       (498,362) $    (6,618,139)
-----------------------------------------------------------------------------------------------
Class L
Shares sold                          293,108  $     3,962,546       1,056,677  $    14,188,047
Shares issued on reinvestment         46,000          622,304          91,454        1,222,577
Shares reacquired                   (239,965)      (3,229,768)       (435,176)      (5,818,724)
-----------------------------------------------------------------------------------------------
Net Increase                          99,143  $     1,355,082         712,955  $     9,591,900
-----------------------------------------------------------------------------------------------
Class Y
Shares sold                               --  $            --              --  $            --
Shares issued on reinvestment         19,447          263,322          38,625          516,630
Shares reacquired                         --               --              --               --
-----------------------------------------------------------------------------------------------
Net Increase                          19,447  $       263,322          38,625  $       516,630
-----------------------------------------------------------------------------------------------


    39    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                 New York Money Market Portfolio
                                     ------------------------------------------------------
Class A Shares                       2002/(1)/    2002     2001     2000     1999     1998
--------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                 $  1.00    $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
--------------------------------------------------------------------------------------------
  Net investment income                0.004      0.017    0.034    0.027    0.027    0.030
  Dividends from net
   investment income                  (0.004)    (0.017)  (0.034)  (0.027)  (0.027)  (0.030)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period       $  1.00    $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
--------------------------------------------------------------------------------------------
Total Return                            0.40%++    1.67%    3.40%    2.76%    2.72%    3.04%
--------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)  $1,886     $2,044   $2,058   $1,573   $1,380   $1,161
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                         0.65%+     0.64%    0.65%    0.67%    0.65%    0.65%
  Net investment income                 0.80+      1.65     3.32     2.73     2.65     2.99
--------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2002 (unaudited).
(2) As a result of voluntary expense limitations, the expense ratio will not exceed 0.80%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


    40    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                       New York Portfolio
                                    -------------------------------------------------------
Class A Shares                      2002/(1)(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/  1998
------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                 $13.19      $13.42    $12.78    $13.69    $13.91   $13.16
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/            0.32        0.65      0.67      0.68      0.68     0.72
  Net realized and unrealized
   gain (loss)/(3)/                     0.70       (0.23)     0.64     (0.91)     0.07     0.81
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations     1.02        0.42      1.31     (0.23)     0.75     1.53
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.32)      (0.65)    (0.67)    (0.67)    (0.70)   (0.73)
  Net realized gains                      --          --        --     (0.01)    (0.27)   (0.05)
------------------------------------------------------------------------------------------------
Total Distributions                    (0.32)      (0.65)    (0.67)    (0.68)    (0.97)   (0.78)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $13.89      $13.19    $13.42    $12.78    $13.69   $13.91
------------------------------------------------------------------------------------------------
Total Return                            7.80%++     3.15%    10.57%    (1.61)%    5.50%   11.83%
------------------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)               $668        $633      $583      $482      $556     $554
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                         0.70%+      0.70%     0.69%     0.71%     0.70%    0.71%
  Net investment income/(3)/            4.68+       4.86      5.14      5.20      4.94     5.28
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   11%         20%       16%       33%       60%      71%
------------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended September 30, 2002, those amounts would have been $0.31, $0.71 and 4.64% for the net investment income, net realized and unrealized gain and the annualized ratio to net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(4) As a result of voluntary expense limitations, the expense ratio will not exceed 0.85%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


    41    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                       New York Portfolio
                                    -------------------------------------------------------
Class B Shares                      2002/(1)(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)/  1998
------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                 $13.19      $13.42    $12.78    $13.68    $13.89   $13.15
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/            0.28        0.57      0.60      0.61      0.61     0.65
  Net realized and unrealized
    gain (loss)/(3)/                    0.70       (0.22)     0.64     (0.90)     0.07     0.80
------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations     0.98        0.35      1.24     (0.29)     0.68     1.45
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.28)      (0.58)    (0.60)    (0.60)    (0.62)   (0.66)
  Net realized gains                      --          --        --     (0.01)    (0.27)   (0.05)
------------------------------------------------------------------------------------------------
Total Distributions                    (0.28)      (0.58)    (0.60)    (0.61)    (0.89)   (0.71)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $13.89      $13.19    $13.42    $12.78    $13.68   $13.89
------------------------------------------------------------------------------------------------
Total Return                            7.52%++     2.60%     9.96%    (2.09)%    5.02%   11.19%
------------------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)               $146        $139      $148      $156      $192     $195
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                         1.21%+      1.21%     1.22%     1.23%     1.23%    1.23%
  Net investment income/(3)/            4.14 +      4.27      4.63      4.67      4.42     4.76
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   11%         20%       16%       33%       60%      71%
------------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to financial statements, for the six months ended September 30, 2002, the annualized ratio of net investment income to average net assets would have been 4.10%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.
(4) As a result of voluntary expense limitations, the expense ratio will not exceed 1.35%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


    42    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                        New York Portfolio
                                    ----------------------------------------------------------
Class L Shares                      2002/(1)(2)/ 2002/(2)/ 2001/(2)/ 2000/(2)/ 1999/(2)(3)/  1998
---------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period                  $13.18      $13.41    $12.77    $13.67     $13.88     $13.14
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(4)/            0.28        0.57      0.58      0.60       0.60       0.64
  Net realized and unrealized
   gain (loss)/(4)/                     0.70       (0.23)     0.65     (0.90)      0.07       0.80
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations     0.98        0.34      1.23     (0.30)      0.67       1.44
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.28)      (0.57)    (0.59)    (0.59)     (0.61)     (0.65)
  Net realized gains                      --          --        --     (0.01)     (0.27)     (0.05)
---------------------------------------------------------------------------------------------------
Total Distributions                    (0.28)      (0.57)    (0.59)    (0.60)     (0.88)     (0.70)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period        $13.88      $13.18    $13.41    $12.77     $13.67     $13.88
---------------------------------------------------------------------------------------------------
Total Return                            7.51%++     2.56%     9.91%    (2.14)%     4.95%     11.13%
---------------------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)                $45         $41       $32       $18        $18        $11
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(5)/                         1.27%+      1.26%     1.26%     1.27%      1.27%      1.28%
  Net investment income/(4)/            4.12+       4.27      4.55      4.64       4.37       4.71
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   11%         20%       16%       33%        60%        71%
---------------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended September 30, 2002, the annualized ratio of net investment income to average net assets would have been 4.08%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(5) As a result of voluntary expense limitations, the expense ratio will not exceed 1.40%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


    43    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                                 New York Portfolio
                                                          -----------------------------
Class Y Shares                                            2002/(1)(2)/ 2002/(2)/ 2001/(2)(3)/
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $13.19      $13.42     $13.46
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(4) /                                  0.33        0.67       0.16
 Net realized and unrealized gain (loss)/(4)/                 0.70       (0.23)     (0.03)
---------------------------------------------------------------------------------------------
Total Income From Operations                                  1.03        0.44       0.13
---------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                       (0.33)      (0.67)     (0.17)
 Net realized gains                                             --          --         --
---------------------------------------------------------------------------------------------
Total Distributions                                          (0.33)      (0.67)     (0.17)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $13.89      $13.19     $13.42
---------------------------------------------------------------------------------------------
Total Return                                                  7.90%++     3.33%      1.00%++
---------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                           $11         $11        $10
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(5)/                                                0.52%+      0.52%      0.54%+
 Net investment income/(4) /                                  4.87+       5.01       4.97+
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                         11%         20%        16%
---------------------------------------------------------------------------------------------

(1) For the six months ended September 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period January 4, 2001 (inception date) to March 31, 2001.
(4) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the six months ended September 30, 2002, the annualized ratio of net investment income to average net assets would have been 4.82%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.
(5) As a result of voluntary expense limitations, the expense ratio will not exceed 0.70%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


    44    Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

                                 SMITH BARNEY
                                   MUNI FUNDS


           TRUSTEES                   INVESTMENT MANAGER
           Lee Abraham                Smith Barney Fund
           Allan J. Bloostein          Management LLC
           Jane F. Dasher
           Donald R. Foley            DISTRIBUTORS
           R. Jay Gerken, Chairman    Salomon Smith Barney Inc.
           Richard E. Hanson, Jr.     PFS Distributors, Inc.
           Dr. Paul Hardin
           Roderick C. Rasmussen      CUSTODIAN
           John P. Toolan             State Street Bank and
                                       Trust Company
           Joseph H. Fleiss, Emeritus
                                      TRANSFER AGENT
           OFFICERS                   Citicorp Trust Bank, fsb.
           R. Jay Gerken              125 Broad Street, 11th Floor
           President and Chief        New York, New York 10004
           Executive Officer
                                      SUB-TRANSFER AGENTS
           Lewis E. Daidone           PFPC Global Fund Services
           Senior Vice President      P.O. Box 9699
           and Chief Administrative   Providence, Rhode Island
           Officer                    02940-9699

           Richard L. Peteka          Primerica Shareholder Services
           Chief Financial Officer    P.O. Box 9662
           and Treasurer              Providence, Rhode Island
                                      02940-9662
           Julie P. Callahan
           Vice President and
           Investment Officer

           Joseph P. Deane
           Vice President and
           Investment Officer

           Kaprel Ozsolak
           Controller

           Christina T. Sydor
           Secretary

  Smith Barney Muni Funds





  This report is submitted for the general information of shareholders of Smith Barney Muni Funds -- New York Money Market Portfolio and New York Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after December 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY MUNI FUNDS
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any of the Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds




                              SalomonSmithBarney
                         ----------------------------
                          A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0807 11/02                                                            02-4045

                             SMITH BARNEY~MUNI FUNDS

                                FLORIDA PORTFOLIO

            CLASSIC SERIES | SEMI-ANNUAL REPORT | SEPTEMBER 30, 2002

LOGO

                            SMITH BARNEY MUTUAL FUNDS
                  YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.SM

             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Photos of:
R. JAY GERKEN
Chairman

PETER M. COFFEY
Vice President and Investment Officer

Dear Shareholder,

We are pleased to present the semi-annual report for Smith Barney Muni Funds - Florida Portfolio ("Portfolio") for the period ended September 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Special Notice to Shareholders

Please note R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Smith Barney Muni Funds replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Update

For the six months ended September 30, 2002, the Portfolio's Class A shares, without sales charges, returned 7.34%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Municipal Index")1 returned 8.58%.

Investment Strategy

The Portfolio seeks as high a level of current income exempt from regular federal income taxes as is consistent with prudent investing.2 As a matter of fundamental

----------
1 The Lehman Municipal Index is a broad measure of the municipal bond market with maturities of at least one year. The Index assumes the reinvest of all dividends and capital gains. Please note that an investor cannot invest directly in an index.

2 Certain investors may be subject to the Federal Alternative Minimum Tax
  ("AMT"), and state and local taxes may apply. Capital gains, if any, are fully taxable.

       1 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders policy, under normal circumstances, the Portfolio invests at least 80% of its assets in Florida municipal securities. Florida municipal securities include securities issued by the State of Florida and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest, which is excluded from gross income for federal income purposes. The Portfolio generally favors municipal securities that enable its shares to be exempt from Florida intangibles tax. The Portfolio focuses primarily on intermediate-term and long-term municipal securities, which have remaining maturities at the time of purchase of from three to more than thirty years. The Portfolio invests exclusively in municipal securities that are rated investment grade at the time of purchase or are of comparable quality if unrated. Investment grade bonds are those rated in any of the four highest long-term rating categories or, if unrated, of comparable quality. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment grade rating categories by a nationally recognized rating organization.

Portfolio Manager Market Review and Outlook

The last six months have been characterized by slow economic growth, disappointing corporate earnings and increased corporate governance concerns. Weaker economic reports in the latter part of the period raised fears of a "double-dip" recession, with many market participants calling for the U.S. Federal Reserve Board ("Fed") to further reduce short-term interest rates in order to add more stimulus to the economy. Heightened geo-political risk and the potential for war in Iraq also weighed on the markets. Against this backdrop, equity markets plummeted, managing only a brief summer rally before breaking to still lower levels while the fixed-income markets staged a strong move that drove U.S. Treasury and municipal yields to four decade lows. In our opinion, due to different supply and demand characteristics, municipal securities did not quite keep up with U.S. Treasury returns. U.S. Treasury markets not only benefited from core reallocation trends out of equities by large institutional investors, but also from very strong demand from mortgage market investors who needed to lengthen the duration3 of their holdings to offset the acceleration in prepayments as rates declined.

In the municipal market, lower rates fueled record high year-to-date new issue volume as many issuers took advantage of this opportunity to refinance. The municipal market also saw a sizeable increase in the volume of tobacco settlement asset securitization deals as many states and counties resorted to this form of

----------
3 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

       2 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders financing to plug budget gaps arising from the weak economy. Despite strong demand, we believe this abundance of supply left many municipal securities at or near record cheap levels relative to U.S. Treasuries. Specifically, at the end of the period, we saw that municipal security yields4 were over 90% of the yield available on comparable maturity U.S. Treasuries across the yield curve5 and by one measure, the Bond Buyer Revenue Bond Index6, yields on long term municipal securities were actually greater than the yield on 30-year U.S. Treasuries. Normally, the added value of tax-exemption allows municipals to trade at lower yield levels than comparable maturity treasuries. The decline in rates also steepened the yield curve drastically. The yield on tax-free money funds was, in our opinion, exceptionally low, forcing investors who wanted a reasonable return to extend into longer maturities. Most of this demand was concentrated in the intermediate maturity range.

Looking ahead, we expect economic growth to remain sluggish over at least the next few months. We think the Fed is likely to continue holding short-term interest rates at currently very low levels until there is solid evidence that the economy is on sound footing for sustainable growth. In this environment, we believe municipals should continue to provide good relative value.

Portfolio Manager Portfolio Review

In keeping with our income objectives, we did not make major structural changes to the portfolio. However, as rates continued to decline we began to shift to a slightly more defensive posture by reducing our exposure to bonds with a longer maturity, which were selling at a discount in favor of bonds with higher coupons with shorter call-adjusted7 effective maturities.

----------
4 Municipal security yields as defined by the Bond Buyer's Municipal Bond Index, an index of yields for AA-rated and A-rated municipal bonds that is widely used by dealers to evaluate yields on new municipal bond issues. The Index is published in The Bond Buyer, a daily publication specializing in fixed-income securities.

5 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6 The Bond Buyer 25-Bond Revenue Bond Index is the average yield on 25 revenue bonds rated "A1" by Moody's, which is a nationally recognized credit rating agencies. The Bond Buyer is a daily publication specializing in fixed income securities.

7 Adjusting for call refers to the consideration of whether or not a bond is callable prior to maturity and trading at a premium to face value when determining its effective maturity date.

       3 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

Portfolio Manager Florida Economic Highlights8

The State's economy has been adversely affected by recent national economic weakness, which has negative impacted its revenues substantially. Declining consumer confidence and reduced travel and tourism inordinately affected Florida due to the State's reliance on sales tax to fund 70% of its operations. However, Florida's high level of financial reserves and strong track record of budget control have offset credit considerations in the near-term. The State's budget stabilization fund remains intact and we believe it affords significant flexibility to the State if the current economic downturn is prolonged or the pace of economic recovery is slow.

Thank you for investing in the Smith Barney Muni Funds - Florida Portfolio. We look forward to helping you pursue your financial goals in the future.

Sincerely,
/s/ R. Jay Gerken                              /s/Peter M. Coffey

R. Jay Gerken                                  Peter M. Coffey
Chairman, President and Vice President        Chief Executive Officer

October 22, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 9 through 16 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance, and the portfolio manager's views are as of September 30, 2002 and are subject to change.

----------
8 Source: Standard and Poor's State of the States: Fiscal 2003 Presents Many Challenge.

       4 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 Historical Performance -- Class A Shares
--------------------------------------------------------------------------------
                     Net Asset Value
                   ----------------------
                   Beginning      End        Income   Capital Gain    Total
Period Ended       of Period   of Period    Dividends Distributions Returns(1)+
================================================================================
9/30/02             $13.06      $13.66        $0.35       $0.00         7.34%++
--------------------------------------------------------------------------------
3/31/02              13.34       13.06         0.70        0.00         3.15
--------------------------------------------------------------------------------
3/31/01              12.70       13.34         0.70        0.00        10.83
--------------------------------------------------------------------------------
3/31/00              13.70       12.70         0.68        0.00        (2.25)
--------------------------------------------------------------------------------
3/31/99              13.74       13.70         0.70        0.09         5.56
--------------------------------------------------------------------------------
3/31/98              13.16       13.74         0.73        0.13        11.15
--------------------------------------------------------------------------------
3/31/97              13.24       13.16         0.73        0.05         5.44
--------------------------------------------------------------------------------
3/31/96              12.89       13.24         0.74        0.00         8.65
--------------------------------------------------------------------------------
3/31/95              12.82       12.89         0.76        0.00         6.77
--------------------------------------------------------------------------------
3/31/94              13.21       12.82         0.77        0.00         2.75
--------------------------------------------------------------------------------
3/31/93              12.32       13.21         0.80        0.01        14.21
================================================================================
Total                                         $7.66       $0.28
================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class B Shares
--------------------------------------------------------------------------------
                       Net Asset Value
                    ---------------------
                    Beginning      End        Income   Capital Gain    Total
Period Ended        of Period   of Period    Dividends Distributions Returns(1)+
================================================================================
9/30/02              $13.04      $13.64        $0.32       $0.00         7.11%++
--------------------------------------------------------------------------------
3/31/02               13.32       13.04         0.63        0.00         2.67
--------------------------------------------------------------------------------
3/31/01               12.70       13.32         0.63        0.00        10.14
--------------------------------------------------------------------------------
3/31/00               13.69       12.70         0.61        0.00        (2.70)
--------------------------------------------------------------------------------
3/31/99               13.73       13.69         0.63        0.09         5.01
--------------------------------------------------------------------------------
3/31/98               13.14       13.73         0.65        0.13        10.59
--------------------------------------------------------------------------------
3/31/97               13.23       13.14         0.68        0.05         4.91
--------------------------------------------------------------------------------
3/31/96               12.89       13.23         0.69        0.00         8.09
--------------------------------------------------------------------------------
Inception* - 3/31/95  11.91       12.89         0.29        0.00        10.77++
================================================================================
Total                                          $5.13       $0.27
================================================================================

       5 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                      Net Asset Value
                    ---------------------
                     Beginning      End        Income   Capital Gain    Total
Period Ended        of Period   of Period    Dividends Distributions Returns(1)+
================================================================================
9/30/02              $13.04      $13.64        $0.31       $0.00         7.08%++
--------------------------------------------------------------------------------
3/31/02               13.33       13.04         0.63        0.00         2.55
--------------------------------------------------------------------------------
3/31/01               12.70       13.33         0.63        0.00        10.16
--------------------------------------------------------------------------------
3/31/00               13.69       12.70         0.60        0.00        (2.78)
--------------------------------------------------------------------------------
3/31/99               13.74       13.69         0.62        0.09         4.87
--------------------------------------------------------------------------------
3/31/98               13.14       13.74         0.63        0.13        10.51
--------------------------------------------------------------------------------
3/31/97               13.22       13.14         0.67        0.05         4.94
--------------------------------------------------------------------------------
3/31/96               12.89       13.22         0.68        0.00         7.96
--------------------------------------------------------------------------------
3/31/95               12.81       12.89         0.67        0.00         6.12
--------------------------------------------------------------------------------
3/31/94               13.20       12.81         0.68        0.00         2.05
--------------------------------------------------------------------------------
Inception* - 3/31/93  12.86       13.20         0.18        0.00         4.05++
================================================================================
Total                                          $6.30       $0.27
================================================================================
It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
 Average Annual Total Returns+
--------------------------------------------------------------------------------

                                                     Without Sales Charges(1)
                                                --------------------------------
                                                Class A     Class B      Class L
================================================================================
Six Months Ended 9/30/02++                         7.34%      7.11%       7.08%
--------------------------------------------------------------------------------
Year Ended 9/30/02                                 7.15       6.66        6.54
--------------------------------------------------------------------------------
Five Years Ended 9/30/02                           5.65       5.12        5.05
--------------------------------------------------------------------------------
Ten Years Ended 9/30/02                            6.57        N/A         N/A
--------------------------------------------------------------------------------
Inception* through 9/30/02                         7.08       7.13        5.86
================================================================================

                                                      With Sales Charges(2)
                                                --------------------------------
                                                Class A     Class B      Class L
================================================================================
Six Months Ended 9/30/02++                         3.08%      2.61%       5.03%
--------------------------------------------------------------------------------
Year Ended 9/30/02                                 2.86       2.16        4.45
--------------------------------------------------------------------------------
Five Years Ended 9/30/02                           4.79       4.96        4.84
--------------------------------------------------------------------------------
Ten Years Ended 9/30/02                            6.13        N/A         N/A
--------------------------------------------------------------------------------
Inception* through 9/30/02                         6.70       7.13        5.75
================================================================================

       6 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 Cumulative Total Returns+
--------------------------------------------------------------------------------

                                                        Without Sales Charges(1)
================================================================================
Class A (9/30/92 through 9/30/02)                                 88.89%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/02)                              71.90
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/02)                              74.02
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 * Inception dates for Class A, B and L shares are April 2, 1991, November 16, 1994 and January 5, 1993, respectively.

 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 ++ Total return is not annualized, as it may not be representative of the total return for the year.

       7 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class A Shares of
                            the Florida Portfolio vs.
                    Lehman Brothers Municipal Bond Index and
                  Lipper Florida Municipal Debt Funds Average+

                        September 1992 -- September 2002

Line Chart:

                           Lipper Florida     Lehman Brothers
                           Municipal Debt     Municipal Bond      Florida
                           Funds Average      Index               Portfolio

9/92                       10000              10000                9601
3/93                       10633              10560               10252
3/94                       10783              10805               10535
3/95                       11533              11609               11248
3/96                       12389              12582               12220
3/97                       12980              13267               12885
3/98                       14308              14688               14323
3/99                       15013              15599               15119
3/00                       14670              15585               14778
3/01                       16100              17288               16378
3/02                       16605              17949               16895
9/02                       17852              19489               18135



+ Hypothetical illustration of $10,000 invested in Class A shares on September
  30, 1992, assuming deduction of the 4.00% maximum initial sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through September 30, 2002. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper Florida Municipal Debt Funds Average is composed of the Portfolio's peer group of mutual funds (62 funds as of September 30, 2002). The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

       8 Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED)                       SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
--------------------------------------------------------------------------------
EDUCATION -- 5.4%

$3,000,000   NR     Capital Projects Finance Authority,
                     Student Housing Revenue,
                     Cafra Capital Corp., Capital
                     Projects Loan Program,
                     Series A, 7.850% due 8/15/31                    $ 3,135,660
 3,210,000   AAA    Florida State Board of Education,
                     Lottery Revenue,
                     Series A, FGIC-Insured, 5.375% due 7/1/17         3,629,354
 2,790,000   A      Virgin Islands University Refunding &
                     Improvement, Series A,
                     ACA-Insured, 6.250% due 12/1/29                   3,086,577
                    Volusia County Educational
                     Facilities Authority Revenue,
                     Embry-Riddle Aeronautical University:
   150,000   AAA        6.500% due 10/15/15                              153,231
 2,875,000   Baa2*      Series A, 6.125% due 10/15/16                  3,126,965
--------------------------------------------------------------------------------
                                                                      13,131,787
--------------------------------------------------------------------------------
ESCROWED TO MATURITY (B) -- 12.5%

   860,000   AAA    Bradford County Health Facilities
                     Authority Revenue, (Santa Fe
                     Health Care Facilities Project),
                     6.050% due 11/15/16                               1,034,847
   315,000   AAA    Cape Coral Health Facilities
                     Authority, Hospital Revenue,
                     (Cape Coral Medical Center Project),
                     8.125% due 11/1/08                                  369,596
   370,000   AAA*   Collier County Health Facilities
                     Authority Revenue,
                     11.000% due 12/1/10                                 496,899
    85,000   AAA    Dade County Special Obligation,
                     (Miami Beach Convention
                     Centre Project), 8.625% due 12/1/07                 103,097
 1,065,000   AAA    Dunedin Health Facilities Authority
                     Revenue, Mease Hospital Inc.,
                     7.600% due 10/1/08                                1,228,637
                    Escambia County:
   510,000   AAA     Capital Improvement Revenue, MBIA-Insured,
                     11.000% due 1/1/07                                  610,924
 3,000,000   AAA      MFH Authority Revenue, zero
                     coupon due 10/15/18                               1,384,830
 2,025,000   AAA    Gainesville Utility System Revenue,
                     8.125% due 10/1/142,707,486
   550,000   AAA    Hillsborough County Utility Revenue,
                     9.875% due 12/1/11                                  739,349
    75,000   AAA    Jacksonville Health Facilities Authority,
                     Hospital Revenue,
                     National Benevolent Association,
                     IDR, Cypress Hill,
                     St. Vincent's Medical Center, 9.125% due 1/1/03      76,406
   260,000   AAA    Key West Utility Board Electric
                     Revenue, 9.750% due 10/1/13                         361,314
    30,000   AAA    Lauderhill Sales Tax Revenue, AMBAC-Insured,
                     9.500% due 10/1/04                                   32,253
   425,000   AAA    Lee County Capital Bonds, MBIA-Insured,
                     9.500% due 10/1/05                                  473,828
 1,675,000   AAA    Lee County Justice Center Complex Inc.,
                     Improvement Revenue,
                     Series A, MBIA-Insured, 11.125% due 1/1/11        2,272,925
                    Lee County Southwest Regional Airport
                     Revenue, MBIA-Insured:
   790,000   AAA      8.625% due 10/1/09                                 962,741
   955,000   AAA      9.625% due 10/1/09                               1,203,166
    50,000   AAA    Martin Memorial Hospital Association
                     Inc., Stuart Revenue,
                     8.000% due 10/1/08                                   58,179

                       See Notes to Financial Statements.

       9 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)           SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
--------------------------------------------------------------------------------
ESCROWED TO MATURITY (B) -- 12.5% (CONTINUED)

$3,800,000   AAA    Orange County Health Facility
                     Authority Revenue, Southern
                     Adventist Hospital, 8.750% due 10/1/09         $ 4,651,314
 3,165,000   AAA    Palm Beach County Health Facilities
                     Authority Revenue,
                     (John F. Kennedy Memorial Hospital
                     Inc. Project),
                     Series C, 9.500% due 8/1/13                      4,256,039
 1,815,000   AAA    Palm Beach County Solid Waste Authority
                     Revenue, MBIA-Insured,
                     10.000% due 12/1/04                              1,982,597
 1,515,000   AAA    Puerto Rico Commonwealth Aqueduct
                     & Sewer Authority
                     Revenue, 10.250% due 7/1/09                      1,969,894
    25,000   AAA    Tamarac Water & Sewer Utility Revenue,
                     AMBAC-Insured,
                     9.250% due 10/1/10                                  31,531
 2,440,000   AAA    Tampa Guaranteed Entitlement Revenue,
                     MBIA-Insured,
                     9.750% due 10/1/08                               2,992,562
   190,000   AAA    West Palm Beach IDR, AMBAC-Insured,
                     11.375% due 6/1/11                                 264,239
--------------------------------------------------------------------------------
                                                                     30,264,653
--------------------------------------------------------------------------------
FINANCE -- 1.1%

                    Virgin Islands Public Finance Authority
                     Revenue, Series E:
 1,000,000   NR      5.750% due 10/1/13                               1,041,130
 1,500,000   NR      6.000% due 10/1/22                               1,547,985
--------------------------------------------------------------------------------
                                                                      2,589,115
--------------------------------------------------------------------------------
GENERAL OBLIGATION -- 2.0%

 3,220,000   AA+    Florida State Board of Education,
                     Public Education,
                     Series C, 5.250% due 6/1/19                      3,542,644
 1,000,000   AAA    Puerto Rico Commonwealth, XLCA-Insured,
                     9.032% due 7/1/17                                1,363,540
--------------------------------------------------------------------------------
                                                                      4,906,184
--------------------------------------------------------------------------------
HOSPITAL -- 23.9%
                    Dade County IDR:
 3,160,000   NR      Miami Cerebral Palsy Services
                      Project, 8.625% due 12/1/07                     3,224,622
 2,355,000   AAA     Susanna Wesley Health Center,
                       Series A, FHA-Insured,
                       6.625% due 7/1/30                              2,473,292
                    Escambia County Health Facilities
                    Authority Revenue:
 2,500,000   NR       Azalea Trace Inc. Project, 6.100% due 1/1/19    2,506,125
 2,000,000   Aaa*     Florida Health Care Facility Loan, VHA Program,
                        AMBAC-Insured, 5.950% due 7/1/20              2,389,920
    85,000   A3*      Unrefunded Balance, Baptist Hospital,
                         6.750% due 10/1/14                              89,130
 3,000,000   A-     Highlands County Health Facilities
                     Authority Revenue,
                     Hospital-Adventis, (Sunbelt-Inc. Project),
                     Series A, 6.000% due 11/15/31                    3,202,350
 3,000,000   AA     Jacksonville Economic Development
                     Health Care Facilities
                     Revenue, Mayo Clinic Jacksonville, Series A,
                     5.500% due 11/15/36                              3,151,830

                       See Notes to Financial Statements.

      10 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)           SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
--------------------------------------------------------------------------------
HOSPITAL -- 23.9% (CONTINUED)

                     Jacksonville Health Facilities Authority, Hospital Revenue,
                      National Benevolent Association, IDR, Cypress Hill Village
                      Program:

$  675,000   Baa3*      6.400% due 12/1/16                            $  622,404
                        Series A:
   495,000   Baa3*        6.250% due 12/1/26                             422,478
 1,175,000   Baa3*        7.100% due 3/1/30                            1,103,748
   310,000   AAA      University Medical Center Inc. Project,
                        CONNIE LEE-Insured, 6.600% due 2/1/21            316,857
   955,000   BBB-    Lee County IDA, Health Care Facilities
                      Revenue, (Shell Point
                      Village Project), Series A, 5.500% due 11/15/21    890,776
 2,490,000   NR      Lee Memorial Health System Board of
                      Directors, Florida
                      Hospital Revenue, FSA-Insured, due 4/1/10 (c)    3,401,788
 2,000,000   A       Leesburg Florida Hospital Revenue,
                      (Leesburg Regional
                      Medical Center Project), 5.375% due 7/1/22       2,038,580
                     Miami Beach Health Facilities Authority
                      Hospital Revenue,
                      (Mt. Sinai Medical Center Project):
   600,000   BB         5.375% due 11/15/28                              431,484
 1,000,000   BB         Series A, 6.800% due 11/15/31                    871,180
                     Orange County Florida Health Facilities
                     Authority Revenue Bonds:
                      Adventist Health Systems:
 3,000,000   A-         6.500% due 11/15/30                            3,279,300
 3,000,000   A-         5.625% due 11/15/32                            3,064,620
 1,500,000   AAA        FSA-Insured, 6.050% due 11/15/07               1,537,230
 2,000,000   NR       First Mortgage Healthcare Facilities,
                        9.000% due 7/1/31                              2,042,260
                      Orlando Regional Healthcare System:
 2,000,000   A2*        5.750% due 12/1/32                             2,066,680
 1,000,000   A2*        Series E, 6.000% due 10/1/26                   1,057,610
   180,000   BB+     Pinellas County Health Facilities
                      Authority Revenue,
                      Sun Coast Health System, Sun Coast
                      Hospital Guaranteed,
                      Series A, 8.500% due 3/1/20                        181,597
                     Sarasota County Public Hospital
                      Board Revenue, Sarasota
                      Memorial Hospital, Series B, MBIA-Insured:
 6,745,000   AAA        5.250% due 7/1/24                              7,333,299
 3,485,000   AAA        5.500% due 7/1/28                              3,915,397
 2,000,000   A2*     South Lake County Hospital District
                      Revenue, South Lake Hospital
                      Inc., Orlando Regional Healthcare,
                      6.000% due 10/1/22                               2,103,560
                     West Orange Healthcare District Revenue, Series A:
 2,000,000   A-       5.650% due 2/1/22                                2,071,680
 2,000,000   A-       5.800% due 2/1/31                                2,101,220
--------------------------------------------------------------------------------
                                                                     57,891,017
--------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 7.3%

   355,000   AAA     Clearwater MFH Revenue, (Drew Gardens Project), Series A,
                     FHA-Insured, 6.500% due 10/1/25                    364,688


                       See Notes to Financial Statements.

      11 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)           SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
--------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 7.3% (CONTINUED)

                    Dade County HFA, Multi-Family
                     Mortgage Revenue:
$1,085,000   AAA     Antigue Club Apartments, Series A-1,
                       AMBAC-Insured,
                       6.750% due 8/1/14 (d)                        $ 1,156,360
 2,900,000   A      Sr. Lien, Series I-1, 6.625% due 7/1/28 (d)       3,106,016
 1,000,000   BBB-   The Vineyards Project, Series H, 6.500%
                       due 11/1/25                                    1,055,320
 2,400,000   A       Florida HFA, Sunset Place, Series K-1,
                       6.000% due 10/1/19                             2,520,696
                    Florida Housing Finance Corporate Revenue:
 1,500,000   Aaa*    Augustine Club Apartment, Series D, MBIA-Insured,
                       5.750% due 10/1/30                             1,569,165
   990,000   Ba2*    Series D2, 8.250% due 10/1/30                      992,653
 1,500,000   AAA    Lee County HFA, MFH Revenue,
                     (Brittany Phase II Project),
                     Series A, FNMA-Collateralized,
                     6.100% due 12/1/32 (d)                           1,618,080
 1,000,000   AAA    Oceanside Housing Development Corp., MFH
                     Mortgage Revenue, FHA-Insured,
                     6.875% due 2/1/20                                1,001,640
                    Orange County HFA, MFH Revenue:
   360,000   A3*       Loma Vista Project, Series G,
                       5.500% due 3/1/32 (d)                            356,868
 2,065,000   Aaa*   RHA/Affordable Housing III,
                       Series A, MBIA-Insured,
                       6.200% due 7/1/20                              2,274,597
   500,000   A      Pasco County HFA, Multi-Family
                     Revenue, (Pasco Woods
                     Apartments Project), Series A,
                     5.700% due 8/1/19 (d)                              527,395
 1,095,000   AAA    Southwest Housing Development
                     Corp., MFH Mortgage
                     Revenue Refunding, FHA-Insured,
                     6.875% due 2/1/20                                1,096,796
--------------------------------------------------------------------------------
                                                                     17,640,274
--------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 2.7%

   855,000   Aaa*   Brevard County HFA, Single-Family Mortgage Revenue,
                     GNMA/FNMA-Collateralized, 6.400% due 9/1/23 (d)    893,424
                    Dade County HFA:
   820,000   Aaa*    Home Ownership Mortage Revenue, Series A,
                       GNMA/FNMA-Collateralized,
                       6.375% due 4/13/33 (d)                           873,677
                    Single-Family Mortgage Revenue, Series A,
                       GNMA/FNMA-Collateralized:
 1,500,000   AAA          6.700% due 4/1/28 (d)                       1,578,750
    15,000   Aaa*         Series E, 7.000% due 3/1/24                    15,010
   375,000   Aaa*   Duval County HFA, Single-Family
                     Mortgage Revenue,
                     GNMA-Collateralized, 6.700% due 10/1/26 (d)        391,350
   735,000   AAA    Florida HFA, Single-Family Mortage, Series B,
                     GNMA/FNMA-Collateralized, 6.650% due 7/1/26 (d)    765,039
   365,000   AAA    Leon County HFA, Single-Family
                     Mortgage Revenue, Multi-County
                     Program, Series B, GNMA/FHLMC-Collateralized,
                     7.300% due 1/1/28 (d)                              423,615
 1,310,000   Aaa*   Pinnellas County HFA, Single-Family
                     Mortgage Revenue,
                     GNMA/FNMA-Collateralized,
                     6.550% due 8/1/27 (d)                            1,364,653

                       See Notes to Financial Statements.

      12 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)           SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
--------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 2.7% (CONTINUED)

$  325,000  AAA     Virgin Islands HFA, Single-Family
                     Mortgage Revenue, Series A,
                     GNMA-Collateralized, 6.500% due 3/1/25 (d)      $  339,807
--------------------------------------------------------------------------------
                                                                      6,645,325
--------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT -- 3.5%

 4,000,000  NR      Hillsborough County IDA Exempt
                     Facility Revenue, National
                     Gypsum, Series A, 7.125% due 4/1/30              4,067,480
 1,775,000  NR      Homestead IDR, Community Rehabilitation
                     Providers Program,
                     Series A, 7.950% due 11/1/18                     1,840,622
 1,500,000  BBB-    Martin County IDA, Indiantown,
                     (Cogeneration Project),
                     7.875% due 12/15/25 (d)                          1,559,340
 1,000,000  NR      Orlando Florida Urban Community
                     Development District,
                     Series A, 6.950% due 5/1/33                      1,025,910
--------------------------------------------------------------------------------
                                                                      8,493,352
--------------------------------------------------------------------------------
MISCELLANEOUS -- 13.4%

 2,000,000  NR      Bonita Springs Vasari Capital
                     Improvement, Series A,
                     6.950% due 5/1/32                                2,071,940
 2,000,000  NR      Bonnet Creek Resort Community
                     Development District,
                     Florida Special Assessment,
                     7.375% due 5/1/34   2,027,500
                    Capital Region Community Development
                     District Revenue,
                     Capital Improvement, Series A-2:
 1,000,000  NR         6.850% due 5/1/31                              1,041,950
 2,000,000  NR         6.700% due 5/1/32                              2,073,460
 2,000,000  NR      Century Parc Community Development
                     District, Florida
                     Special Assessment, 7.000% due 11/1/31           2,058,600
 2,000,000  NR      Double Branch Community Development
                     District, Florida
                     Special Assessment, Series A,
                     6.700% due 5/1/34                                2,006,240
   750,000  AAA     Florida State Department of
                     Corrections, COP, Okeechobee
                     Correctional, AMBAC-Insured,
                     6.250% due 3/1/15                                  832,710
 3,665,000  NR      Mediterra North Community Development
                     District, Capital
                     Improvement Revenue, 6.800% due 5/1/31           3,779,641
 1,200,000  AAA     North Springs Improvement District,
                     MBIA-Insured,
                     7.000% due 10/1/09                               1,499,964
 1,000,000  AAA     Orlando Florida Community
                     Redevelopment Agency,
                     Tax Increment Revenue, 5.125% due 4/1/21         1,060,550
   630,000  AAA     Osceola County IDA Revenue,
                     (Community Provider Pooled
                     Loan Program), Series A,
                     FSA-Insured, 7.750% due 7/1/10                     635,972
 2,490,000  NR      Panther Trace Florida Community
                     Development District,
                     Special Assessment, Series A,
                     7.250% due 5/1/33                                2,556,358
 2,500,000  AAA     Port Palm Beach District Revenue,
                     Capital Appreciation, Series A,
                     MBIA-Insured, zero coupon due 9/1/21               881,650
 1,200,000  BBB+    Puerto Rico Housing Bank & Finance
                     Agency, 7.500% due 12/1/06                       1,343,964

                       See Notes to Financial Statements.

      13 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)           SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
--------------------------------------------------------------------------------
MISCELLANEOUS -- 13.4% (CONTINUED)

$1,000,000  NR      Renaissance Community Development
                     District, Florida Capital Improvement Revenue,
                     Series A, 7.000% due 5/1/33                    $ 1,027,060
 2,455,000  NR      Reunion East Community Development District,
                     Florida Special Assessment, Series A,
                     7.375% due 5/1/33                                2,488,953
 1,520,000  NR      Rivercrest Community Development District
                     Special Assessment Revenue, 7.000% due 5/1/32    1,593,644
 2,000,000  A       Virgin Islands Public Finance Authority Revenue,
                     Series A, ACA-Insured, 5.500% due 10/1/18        2,186,560
 1,155,000  NR      Waterchase Community Development District,
                     Capital Improvement Revenue, 6.700% due 5/1/32   1,184,429
--------------------------------------------------------------------------------
                                                                     32,351,145
--------------------------------------------------------------------------------
NURSING HOME -- 0.8%

 2,000,000  A-      Palm Beach County Health Facilities Authority
                     Revenue, Retirement Community,
                     5.625% due 11/15/20                              2,049,180

--------------------------------------------------------------------------------
POLLUTION CONTROL -- 2.3%

                    Escambia County PCR, (Champion International
                    Corp. Project):
   500,000  BBB      6.950% due 11/1/07                                 511,400
 3,500,000  BBB      6.900% due 8/1/22 (d)                            3,666,495
 1,390,000  BBB-    Putnam County Development Authority PCR,
                     Georgia Pacific Corp. 1984,
                     7.000% due 12/1/05                               1,434,966
--------------------------------------------------------------------------------
                                                                      5,612,861
--------------------------------------------------------------------------------
PRE-REFUNDED (E) -- 4.2%

 1,275,000  AAA*    Bay County Hospital Revenue, (Bay Medical
                     Center Project), (Call 10/1/04 @ 102),
                     8.000% due 10/1/12                               1,425,527
   500,000  NR      Brevard County Tourist Development
                     Tax Revenue, 4th Century Marlins Spring,
                     (Call 3/1/03 @ 102), 6.875% due 3/1/13             521,115
 1,375,000  AAA     Escambia County Health Facilities Authority
                     Revenue, Baptist Hospital, (Call 10/1/03 @ 102),
                     6.750% due 10/1/14                               1,475,238
 1,350,000  AAA     Guam Power Authority Revenue, Series A,
                    (Call 1/1/04 @ 102), 6.750% due 10/1/24           1,516,388
   640,000  AAA     Miramar Wastewater Improvement Authority,
                     FGIC-Insured, (Call 10/1/04 @ 101),
                     6.750% due 10/1/16                                 711,987
   350,000  AAA     Volusia County Educational Facility
                     Authority Revenue, Embry-Riddle Aeronautical
                     University, CONNIE LEE-Insured,
                     (Call 10/15/02 @102), 6.500% due 10/15/15          357,613
 3,050,000  AAA     West Coast Regional Water Supply Authority,
                     Capital Improvement Revenue,
                     10.400% due 10/1/13                              4,263,961
--------------------------------------------------------------------------------
                                                                     10,271,829
--------------------------------------------------------------------------------
PUBLIC FACILITIES -- 1.2%

 1,000,000  Baa1*   Miami Beach Redevelopment Agency Tax Increment
                     Revenue, City Center-Historic Convention,
                     Series B, 6.350% due 12/1/22                     1,073,780

                       See Notes to Financial Statements.

      14 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
--------------------------------------------------------------------------------
PUBLIC FACILITIES -- 1.2% (CONTINUED)

                    Tampa Sports Authority Revenue, (Tampa Bay
                     Arena Project), MBIA-Insured:
$ 500,000   AAA        6.050% due 10/1/20                            $  621,050
1,000,000   AAA        6.100% due 10/1/26                             1,238,410
--------------------------------------------------------------------------------
                                                                      2,933,240
--------------------------------------------------------------------------------

TAX ALLOCATION  -- 1.4%

2,990,000   AAA     Tampa Florida Utility and Tax & Special Revenue,
                     Series A, AMBAC-Insured, 5.250% due 10/1/19      3,299,943
--------------------------------------------------------------------------------

TOBACCO -- 1.9%

2,000,000   A1*     District of Columbia Tobacco Settlement
                     Financing Corp., 6.500% due 5/15/33              2,095,820
2,500,000   NR      Tobacco Settlement Revenue Management
                     Authority, SC Tobacco Settlement Revenue,
                     Series PA 962, due 11/15/09 (c)                  2,543,850
--------------------------------------------------------------------------------
                                                                      4,639,670
--------------------------------------------------------------------------------
TRANSPORTATION -- 5.8%

1,000,000   AAA     Dade County Aviation Facilities Revenue, Series B,
                     MBIA-Insured, 6.600% due 10/1/22 (d)             1,023,920
1,050,000   AAA     Florida State Broward County, 10.000% due 7/1/14  1,600,179
2,795,000   AAA     Florida State Mid-Bay Bridge Authority Revenue,
                     Series A, AMBAC-Insured, zero coupon
                     due 10/1/19                                      1,256,548
                    Guam Airport Authority Revenue:
  750,000   BBB-     Series A, 6.500% due 10/1/23                       781,245
1,000,000   BBB-     Series B, 6.600% due 10/1/10 (d)                 1,047,740
  500,000   BB+     Hillsborough County Aviation Authority,
                     Special Purpose, (Delta Airlines Project),
                     6.800% due 1/1/24                                  301,430
1,500,000   AA-     Ocean Highway and Port Authority, Nassau County,
                     Adjustable Demand Revenue Bonds, Series 1990,
                     LOC ABN AMRO Bank NV, 6.250% mandatory
                     tender 12/1/20 (d)                               1,511,475
1,000,000   Aaa*    Polk County Transportation Improvement Revenue,
                     5.250% due 12/1/22                               1,065,010
                    Sanford Airport Authority IDR, (Central Florida
                     Terminals Inc. Project):
                     Series A:
1,000,000   NR         7.500% due 5/1/15 (d)                          1,003,960
2,000,000   NR         7.750% due 5/1/21 (d)                          2,012,340
  645,000   NR       Series C, 7.500% due 5/1/21 (d)                    646,264
                    Santa Rosa Bay Bridge Authority Revenue:
1,085,000   B1*      6.250% due 7/1/28                                  706,010
5,000,000   B1*      Capital Appreciation, zero coupon due 7/1/17     1,057,350
--------------------------------------------------------------------------------
                                                                     14,013,471
--------------------------------------------------------------------------------
UTILITIES -- 9.2%

3,000,000   AAA     Escambia County Utility System Authority
                     Revenue Bonds, Series B, FGIC-Insured,
                     6.250% due 1/1/15                                3,757,680

                       See Notes to Financial Statements.

      15 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
--------------------------------------------------------------------------------
UTILITIES -- 9.2% (CONTINUED)

                    Orlando Florida Utilities Community Water &
                    Electricity Revenue:
$2,500,000  Aa1*     5.250% due 10/1/19                             $ 2,739,725
 4,190,000  Aa1*     5.250% due 10/1/20                               4,548,832
                    Palm Bay Utility Revenue, FGIC-Insured:
 4,015,000  AAA      Zero coupon due 10/1/28                          1,103,723
 5,570,000  AAA      Zero coupon due 10/1/31                          1,311,735
 3,000,000  AAA     Puerto Rico Electric Power Authority Revenue,
                     5.375% due 7/1/19                                3,373,680
                    Sunrise Utility System Revenue Refunding:
 2,000,000  AAA      5.000% due 10/1/28                               2,110,820
 3,000,000  AAA      AMBAC-Insured, 5.200% due 10/1/22                3,255,510
--------------------------------------------------------------------------------
                                                                     22,201,705
--------------------------------------------------------------------------------
WATER AND SEWER -- 1.4%

 1,000,000  AAA     Melbourne Water & Sewer Revenue, Capital
                     Appreciation, MBIA-Insured, zero coupon
                     due 10/1/22                                        394,230
   500,000  NR      Northern Palm Beach County Water Control
                     District, Unit Development No. 31,
                     Program 1, 6.750% due 11/1/07                      517,580
 2,320,000  NR      Port St. Lucia Special Assessment Revenue,
                     South Lennard, Series A, 7.125% due 9/1/21       2,370,182
--------------------------------------------------------------------------------
                                                                      3,281,992
--------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost-- $228,947,063**)                        $242,216,743
================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.

(b) Bonds are escrowed to maturity by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c) Residual interest bonds -- coupon varies inversely with level of short-term tax-exempt interest rates.

(d) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.

(e) Bonds are escrowed by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 17 and 18 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

      16 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------
The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's)-- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.

AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB   -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's")-- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest-rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -- Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes in this class.

B    -- Bonds rated "B" generally lack characteristics of desirable investments.
        Assurance of interest and principal payment or of maintenance of other terms of the contract over any long period of time may be small.

      17 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

AA   -- Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong.

A    -- Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

BBB -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR   -- Indicates that the bond is not rated by Standard & Poor's, Moody's or
        Fitch.

--------------------------------------------------------------------------------
SHORT-TERM SECURITY RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.

VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.

P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
SECURITY DESCRIPTIONS (UNAUDITED)
--------------------------------------------------------------------------------

     ACA    -- American Capital Assurance
     AIG    -- American International Guaranty
     AMBAC  -- AMBAC Indemnity Corporation
     CGIC   -- Capital Guaranty Insurance Company
     CONNIE
     LEE    -- College Construction Loan Insurance Association
     COP    -- Certificate of Participation
     FGIC   -- Financial Guaranty Insurance Company
     FHA    -- Federal Housing Administration
     FHLMC  -- Federal Home Loan Mortgage Corporation
     FNMA   -- Federal National Mortgage Association
     FSA    -- Financial Security Assurance
     GEMICO -- General Electric Mortgage Insurance Company
     GIC    -- Guaranteed Investment Contract
     GNMA   -- Government National Mortgage Association
     GO     -- General Obligation
     HFA    -- Housing Finance Authority
     IDA    -- Industrial Development Agency
     IDR    -- Industrial Development Revenue
     INFLOS -- Inverse Floaters
     LOC    -- Letter of Credit
     MBIA   -- Municipal Bond Investors Assurance Corporation
     MFH    -- Multi-Family Housing
     PCFA   -- Pollution Control Financing Authority
     PCR    -- Pollution Control Revenue
     RIBS   -- Residual Interest Bonds
     SAVRS  -- Select Auction Variable Rate Securities
     VRDD   -- Variable Rate Demand Note
     VRWE   -- Variable Rate Wednesday Demand
     XLCA   --  XL Capital Assurance

      18 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost-- $228,947,063)                      $242,216,743
  Cash                                                                2,043,320
  Interest receivable                                                 5,062,664
  Receivable for securities sold                                      2,076,783
  Receivable for Fund shares sold                                       817,632
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                      252,217,142
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    4,697,487
  Management fee payable                                                100,788
  Distribution fees payable                                              98,849
  Payable to broker-- variation margin                                   57,813
  Payable for Fund shares purchased                                      42,348
  Accrued expenses                                                       37,024
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   5,034,309
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $247,182,833
================================================================================

NET ASSETS:
  Par value of capital shares                                      $     18,102
  Capital paid in excess of par value                               234,291,467
  Undistributed net investment income                                   517,506
  Accumulated net realized loss from security transactions and
  futures contracts                                                    (734,627)
  Net unrealized appreciation of investments and futures contracts   13,090,385
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $247,182,833
================================================================================
SHARES OUTSTANDING:
  Class A                                                            12,620,950
  ------------------------------------------------------------------------------
  Class B                                                             4,001,004
  ------------------------------------------------------------------------------
  Class L                                                             1,480,540
  ------------------------------------------------------------------------------
NET ASSET VALUE:
  Class A (and redemption price)                                   $      13.66
  ------------------------------------------------------------------------------
  Class B *                                                        $      13.64
  ------------------------------------------------------------------------------
  Class L **                                                       $      13.64
  ------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
  Class A (net asset value plus 4.17% of net asset value)          $      14.23
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value)          $      13.78
================================================================================

  * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).

 ** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

      19 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME:
  Interest                                                          $ 7,277,687
--------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 4)                                               592,638
  Distributions fees (Note 4)                                           359,734
  Custody                                                                22,154
  Shareholder and system servicing fees                                  19,730
  Shareholder communications                                             17,373
  Registration fees                                                      11,895
  Audit and legal                                                        10,351
  Trustees' fees                                                            968
  Other                                                                   2,390
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      1,037,233
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 6,240,454
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTE 5 AND 6):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)           1,364,848
    Futures contracts                                                  (998,259)
--------------------------------------------------------------------------------
  NET REALIZED GAIN                                                     366,589
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments and
  Futures Contracts:
    Beginning of period                                               3,044,683
    End of period                                                    13,090,385
--------------------------------------------------------------------------------
INCREASE IN NET UNREALIZED APPRECIATION                              10,045,702
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS                        10,412,291
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                              $16,652,745
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

      20 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2002

                                                   SEPTEMBER 30      MARCH 31
================================================================================
OPERATIONS:
  Net investment income                            $  6,240,454    $ 11,965,592
  Net realized gain                                     366,589       2,638,270
  Increase (decrease) in net unrealized
   appreciation                                      10,045,702      (7,846,487)
--------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS             16,652,745       6,757,375
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                              (5,987,681)    (11,812,957)
--------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                    (5,987,681)    (11,812,957)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                   18,641,237      53,893,578
  Net asset value of shares issued for
    reinvestment of dividends                         2,536,525       5,244,662
  Cost of shares reacquired                         (18,139,383)    (49,796,914)
--------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                           3,038,379       9,341,326
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                               13,703,443       4,285,744
NET ASSETS:
  Beginning of period                               233,479,390     229,193,646
--------------------------------------------------------------------------------
  END OF PERIOD*                                   $247,182,833    $233,479,390
================================================================================
* Includes undistributed net investment income of: $    517,506    $    264,733
================================================================================


                       See Notes to Financial Statements.

      21 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.  Significant Accounting Policies

The Florida Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund consists of this Portfolio and eight other separate investment portfolios: Georgia, Limited Term, National, New York, Pennsylvania, New York Money Market, California Money Market and Massachusetts Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available are valued in good faith at fair market value by or under the direction of the Board of Trustees;
(d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal Income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $40,650 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this

      22 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Portfolio adopted this requirement effective April 1, 2001. This change does not affect the Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended September 30, 2002, interest income increased by $16,263, net realized gains decreased by $10,178 and the change in net unrealized appreciation of investments decreased by $6,085. In addition, on March 31, 2002, the Portfolio recorded adjustments to increase the cost of securities and increase to accumulated undistributed net investment income by $165,239 to reflect the cumulative effect of this change up to the date of the adoption.

2.  Portfolio Concentration

Since the Portfolio invests primarily in obligations of issuers within Florida, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Florida.

3.  Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      23 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

4.  Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended September 30, 2002, the Portfolio paid transfer agent fees of $20,783 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB and certain other broker-dealers, continue to sell fund shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

      24 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

For the six months ended September 30, 2002, SSB received sales charges of approximately $59,000 and $16,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the six months ended September 30, 2002, CDSCs paid to SSB were approximately:

                                                            CLASS A     CLASS B
================================================================================
CDSCs                                                       $12,000     $18,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. The Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of those classes, respectively. For the six months ended September 30, 2002, total Distribution Plan fees incurred were:

                                                CLASS A     CLASS B     CLASS L
================================================================================
Distribution Plan Fees                         $124,581    $171,115     $64,038
================================================================================

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.


5.  Investments

During the six months ended September 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $69,352,271
--------------------------------------------------------------------------------
Sales                                                                66,456,828
================================================================================

At September 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $15,140,574
Gross unrealized depreciation                                        (1,870,894)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $13,269,680
================================================================================

      25 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

6.  Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2002, the Portfolio had the following open futures contracts:

                          # OF                  BASIS       MARKET    UNREALIZED
CONTRACTS SOLD         CONTRACTS  EXPIRATION    VALUE        VALUE       LOSS
================================================================================
10 Year, 6.000%
   U.S. Treasury Bond     50         12/02   $5,696,313   $5,796,313  $(100,000)
20 Year, 6.000%
   U.S. Treasury Bond     50         12/02    6,633,205    6,712,500    (79,295)
--------------------------------------------------------------------------------
                                                                      $(179,295)
================================================================================

7.  Capital Loss Carryforward

At March 31, 2002, the Portfolio had, for Federal income tax purposes, approximately $999,000 of unused capital loss carryforwards available to offset future capital gains through March 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

      26 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

8.  Shares of Beneficial Interest

At September 30, 2002, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                  SIX MONTHS ENDED               YEAR ENDED
                                 SEPTEMBER 30, 2002             MARCH 31, 2002
                              ------------------------    --------------------------
                               SHARES         AMOUNT         SHARES       AMOUNT
====================================================================================
CLASS A
Shares sold                    823,106    $ 11,030,675     2,851,300   $ 37,970,422
Shares issued on reinvestment  133,777       1,791,109       279,751      3,716,452
Shares reacquired             (893,194)    (11,867,476)   (2,742,558)   (36,471,478)
------------------------------------------------------------------------------------
Net Increase                    63,689    $    954,308       388,493   $  5,215,396
====================================================================================
CLASS B
Shares sold                    348,077    $  4,656,592       840,257   $ 11,189,954
Shares issued on reinvestment   39,237         524,240        84,924      1,127,152
Shares reacquired             (390,657)     (5,188,043)     (908,879)   (12,075,214)
------------------------------------------------------------------------------------
Net Increase (Decrease)         (3,343)   $     (7,211)       16,302   $    241,892
====================================================================================
CLASS L
Shares sold                    219,788    $  2,953,970       356,669   $  4,733,202
Shares issued on reinvestment   16,546         221,176        30,209        401,058
Shares reacquired              (81,138)     (1,083,864)      (94,579)    (1,250,222)
------------------------------------------------------------------------------------
Net Increase                   155,196    $  2,091,282       292,299   $  3,884,038
====================================================================================

      27 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

CLASS A SHARES                             2002(1)(2)    2002(2)     2001(2)     2000(2)     1999(2)      1998
===============================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD     $13.06        $13.34      $12.70      $13.70      $13.74       $13.16
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(3)                0.36          0.71        0.69        0.69        0.69         0.72
   Net realized and unrealized
    gain (loss)(3)                         0.59         (0.29)       0.65       (1.01)       0.06         0.72
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        0.95          0.42        1.34       (0.32)       0.75         1.44
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                  (0.35)        (0.70)      (0.70)      (0.68)      (0.69)       (0.73)
   In excess of net investment income        --            --          --          --       (0.01)          --
   Net realized gains                        --            --          --          --       (0.09)       (0.13)
---------------------------------------------------------------------------------------------------------------
Total Distributions                       (0.35)        (0.70)      (0.70)      (0.68)      (0.79)       (0.86)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $13.66        $13.06      $13.34      $12.70      $13.70       $13.74
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN                               7.34%++       3.15%      10.83%      (2.25)%      5.56%       11.15%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (MILLIONS)     $  172        $  164      $  162      $  151      $  160       $  143
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(4)                             0.72%+        0.72%       0.73%       0.74%       0.73%        0.76%
   Net investment income(3)                5.42+         5.27        5.36        5.32        4.99         5.28
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                      28%           41%         27%         56%         43%          59%
===============================================================================================================

(1)  For the six months ended September 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the six months ended September 30, 2002, the annualized ratio of net investment income to average net assets would have been 5.41%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.85%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

      28 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31,

unless otherwise noted:

CLASS B SHARES                             2002(1)(2)    2002(2)     2001(2)     2000(2)     1999(2)      1998
===============================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD     $13.04        $13.32      $12.70      $13.69      $13.73       $13.14
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(3)                0.33          0.64        0.62        0.62        0.62         0.65
   Net realized and unrealized gain
    (loss)(3)                              0.59         (0.29)       0.63       (1.00)       0.06         0.72
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        0.92          0.35        1.25       (0.38)       0.68         1.37
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                  (0.32)        (0.63)      (0.63)      (0.61)      (0.62)       (0.65)
   In excess of net investment income        --            --          --          --       (0.01)          --
   Net realized gains                        --            --          --          --       (0.09)       (0.13)
---------------------------------------------------------------------------------------------------------------
Total Distributions                       (0.32)        (0.63)      (0.63)      (0.61)      (0.72)       (0.78)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $13.64        $13.04      $13.32      $12.70      $13.69       $13.73
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN                               7.11%++       2.67%      10.14%      (2.70)%      5.01%       10.59%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (MILLIONS)     $   55        $   52      $   53      $   59      $   66       $   59
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(4)                             1.23%+        1.22%       1.25%       1.26%       1.24%        1.28%
   Net investment income(3)                4.89+         4.76        4.84        4.80        4.48         4.76
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                      28%           41%         27%         56%         43%          59%
===============================================================================================================

(1)  For the six months ended September 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the six months ended September 30, 2002, the annualized ratio of net investment income to average net assets would have been 4.88%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

(4) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.35%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

     29 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

CLASS L SHARES                             2002(1)(2)    2002(2)     2001(2)     2000(2)     1999(2)(3)   1998
===============================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD     $13.04        $13.33      $12.70      $13.69      $13.74       $13.14
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(4)                0.32          0.63        0.61        0.61        0.61         0.64
   Net realized and unrealized gain
    (loss)(4)                              0.59         (0.29)       0.65       (1.00)       0.05         0.72
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        0.91          0.34        1.26       (0.39)       0.66         1.36
---------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                  (0.31)        (0.63)      (0.63)      (0.60)      (0.61)       (0.63)
   In excess of net investment income        --            --          --          --       (0.01)          --
   Net realized gains                        --            --          --          --       (0.09)       (0.13)
---------------------------------------------------------------------------------------------------------------
Total Distributions                       (0.31)        (0.63)      (0.63)      (0.60)      (0.71)       (0.76)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $13.64        $13.04      $13.33      $12.70      $13.69       $13.74
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN                               7.08%++       2.55%      10.16%      (2.78)%      4.87%       10.51%
---------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (MILLIONS)     $   20        $   17      $   14      $   13      $   12       $    9
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Expenses(5)                            1.28%+        1.28%       1.31%       1.32%       1.31%        1.33%
    Net investment income(4)               4.84+         4.72        4.78        4.74        4.41         4.71
---------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                      28%           41%         27%         56%         43%          59%
===============================================================================================================

(1)  For the six months ended September 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  On June 12, 1998, Class C shares were renamed Class L shares.

(4)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the six months ended September 30, 2002, the annualized ratio of net investment income to average net assets would have been 4.83%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.

(5) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.40%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

      30 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

SMITH BARNEY
MUNI FUNDS

   TRUSTEES
   Lee Abraham
   Allan J. Bloostein
   Jane F. Dasher
   Donald R. Foley
   Richard E. Hanson, Jr.
   Dr. Paul Hardin
   R. Jay Gerken, Chairman
   Roderick C. Rasmussen
   John P. Toolan

   Joseph H. Fleiss, Emeritus

   OFFICERS
   R. Jay Gerken
   President and
   Chief Executive Officer

   Lewis E. Daidone
   Senior Vice President
   and Chief Administrative Officer

   Richard L. Peteka
   Chief Financial Officer
   and Treasurer

   Peter M. Coffey
   Vice President and Investment Officer

   Kaprel Ozsolak
   Controller

   Christina T. Sydor
   Secretary

INVESTMENT MANAGER
Smith Barney Fund
  Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
State Street Bank and
  Trust Company

TRANSFER AGENT
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

SMITH BARNEY MUNI FUNDS

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Florida Portfolio, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after December 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNI FUNDS
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

WWW.SMITHBARNEY.COM/MUTUALFUNDS

[LOGO]:
SALOMON SMITH BARNEY
A member of CITIGROUP

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD0787 11/02                                                             02-4055

                                  SMITH BARNEY
                                   MUNI FUNDS

                                GEORGIA PORTFOLIO
                             PENNSYLVANIA PORTFOLIO

            CLASSIC SERIES | SEMI-ANNUAL REPORT | SEPTEMBER 30, 2002

                         Logo: Smith Barney Mutual Funds

                 Your Serious Money. Professionally Managed.(SM)

             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Photo of: R. JAY GERKEN
Chairman

Photo of: PETER M. COFFEY
Vice President and Investment Officer

Dear Shareholder,

We are pleased to provide the semi-annual report for Smith Barney Muni Funds - Georgia and Pennsylvania Portfolios ("Portfolio(s)") for the period ended September 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolios' performance can be found in the appropriate sections that follow. We hope you find this report useful and informative.

Special Notice to Shareholders

Please note that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Smith Barney Muni Funds replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Georgia Portfolio Performance Update

For the six months ended September 30, 2002, the Portfolio's Class A shares, without sales charges, returned 8.81%. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Municipal Index")1 returned 8.58%.

____________
1 The Lehman Municipal Index is a broad measure of the municipal bond market with maturities of at least one year. The index assumes the reinvestment of all dividends and capital gains. Please note an investor cannot invest directly in an index.

       1 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

Georgia Portfolio Investment Strategy

The Portfolio seeks as high a level of current income exempt from federal income taxes2 and Georgia personal income taxes as is consistent with prudent investing. As a matter of fundamental policy, under normal circumstances, the Portfolio invests at least 80% of its net assets in Georgia municipal securities. Georgia municipal securities include securities issued by the State of Georgia and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from Georgia's state personal income taxes. The Portfolio focuses primarily on intermediate-term and long-term municipal securities, which have remaining maturities at the time of purchase from five to more than thirty years. The Portfolio invests exclusively in municipal securities that are rated investment-grade at the time of purchase or are of comparable quality if unrated. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment-grade rating categories by a nationally recognized rating organization.

Pennsylvania Portfolio Performance Update

For the six months ended September 30, 2002, the Portfolio's Class A shares, without sales charges, returned 8.77%. In comparison, the Lehman Municipal Index returned 8.58%.

Pennsylvania Portfolio Investment Strategy

The Portfolio seeks as high a level of current income exempt from federal income taxes2 as is consistent with prudent investment management and preservation of principal. As a matter of fundamental policy, under normal circumstances, the Portfolio invests at least 80% of its net assets in Pennsylvania municipal securities. Pennsylvania municipal securities include securities issued by the Commonwealth of Pennsylvania and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from Pennsylvania's state personal income taxes. The Portfolio focuses primarily on intermediate-term and long-term municipal securities, which have remaining maturities at the time of purchase from five to more than thirty years. The Portfolio invests exclusively in municipal securities that are rated investment-grade at the time of purchase or are of comparable quality if unrated. At least two-thirds of the municipal securities must be rated, at the time of purchase, within the three highest investment-grade rating categories by a nationally recognized rating organization.

_______________
2 Please note a portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT"). Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

       2 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

Portfolio Manager Market Review and Outlook

The last six months have been characterized by slow economic growth, disappointing corporate earnings and increased corporate governance concerns. Weaker economic reports in the latter part of the period raised fears of a "double-dip" recession, with many market participants calling for the U.S. Federal Reserve Board ("Fed") to further reduce short-term interest rates in order to add more stimulus to the economy. Heightened geo-political risk and the potential for war in Iraq also weighed on the markets. Against this backdrop, equity markets plummeted, managing only a brief summer rally before breaking to still lower levels while the fixed-income markets staged a strong move that drove U.S. Treasury and municipal yields to four decade lows. In our opinion, due to different supply and demand characteristics, municipal securities did not quite keep up with U.S. Treasury returns. U.S. Treasury markets not only benefited from core reallocation trends out of equities by large institutional investors, but also from very strong demand from mortgage market investors who needed to lengthen the duration3 of their holdings to offset the acceleration in prepayments as rates declined.

In the municipal market, lower rates fueled record high year-to-date new issue volume as many issuers took advantage of this opportunity to refinance. The municipal market also saw a sizeable increase in the volume of tobacco settlement asset securitization deals as many states and counties resorted to this form of financing to plug budget gaps arising from the weak economy. Despite strong demand, we believe this abundance of supply left many municipal securities at or near record cheap levels relative to U.S. Treasuries. Specifically, at the end of the period, we saw that municipal security yields4 were over 90% of the yield available on comparable maturity U.S. Treasuries across the yield curve5 and by one measure, the Bond Buyer 25-Bond Revenue Bond Index,6 yields on long term municipal securities were actually greater than the yield on 30-year U.S. Treasuries. Normally, the added value of tax-exemption allows municipals to trade

__________________
3 Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

4 Municipal security yields as defined by the Bond Buyer's Municipal Bond Index, an index of yields for AA-rated and A-rated municipal bonds that is widely used by dealers to evaluate yields on new municipal bond issues. The index is published in "The Bond Buyer", a daily publication specializing in fixed-income securities.

5 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6 The Bond Buyer 25-Bond Revenue Bond Index is the average yield on 25 revenue bonds rated "A1" by Moody's Investors Service, which is a nationally recognized credit rating agency. The Bond Buyer is a daily publication specializing in fixed income securities. Please note that an investor cannot invest directly in an index.

       3 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders at lower levels than comparable maturity treasuries. The decline in rates also steepened the yield curve drastically. The yield on tax-free money funds was, in our opinion, exceptionally low, forcing investors who wanted a reasonable return to extend into longer maturities. Most of this demand was concentrated in the intermediate maturity range.

In keeping with our income objectives, we did not make major structural changes to the portfolio. However, as rates continued to decline we began to shift to a slightly more defensive posture by reducing our exposure to bonds with a longer maturity, which were selling at a discount, in favor of bonds with higher coupons and shorter call-adjusted7 effective maturities.

Looking ahead, we expect economic growth to remain sluggish over at least the next few months. We think the Fed is likely to continue holding short-term interest rates at currently very low levels until there is solid evidence that the economy is on sound footing for sustainable growth. In this environment, we believe municipals should continue to provide good relative value.

Georgia Economic Highlights8
In our view, Georgia's sound credit standings result from stable debt policies, past growth and the potential for future development, as well as consistent maintenance of conservative and sound financial operations. Looking ahead, nationwide weakened state economies have led to lower tax revenues as well as projected deficits for the upcoming fiscal year. We feel in fiscal year 2003, a big challenge for the states will be to adjust spending as a result of modified revenues in order to continue to have balanced budgets. Georgia's strong fiscal management and budget reserves should help the state through these difficult times.

Pennsylvania Economic Highlights9
Pennsylvania, along with many other U.S. states, has been experiencing the effects of a tepid national U.S. economy. The state's General Fund revenues through the end of January 2002 were below budget and state officials are currently projecting that the revenue shortfall could grow to $678 million by the year's end.

In response to the slowdown, the state has frozen appropriations, increased the use of intergovernmental transfer funds to pay current expenses and allowed various

__________________
7 Adjusting for call refers to the consideration of whether or not a bond is callable prior to maturity and trading at a premium to face value when determining its effective maturity date.

8    Source: Fitch IBCA, Duff & Phelps (April 18, 2002).

9 Source: Standard & Poor's State of the States: Fiscal 2003 Presents Many Challenges (March 2002).

       4 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders appropriations to lapse. Additionally, the governor has recommended that the legislature transfer about one-half of the rainy-day fund ($550 million) to further help assist with offsetting the shortfall, allowing the State avoid a tax increase.

While the length and depth of the economic slow down are unknown, we believe Pennsylvania continues to be proactive in making necessary budget adjustments while conservatively estimating revenues.

Thank you for investing in the Smith Barney Muni Funds - Georgia and Pennsylvania Portfolios. We look forward to helping you pursue your financial goals in the future.

Sincerely,

/s/ R. Jay Gerken                              /s/ Peter M. Coffey

R. Jay Gerken                                  Peter M. Coffey
Chairman                                       Vice President and
                                               Investment Officer

October 22, 2002

The information provided in this letter by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Further, there is no assurance that certain securities will remain in or out of the Portfolios or that the percentage of the Portfolios' assets in various sectors will remain the same. Please refer to pages 14 through 24 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings, the Portfolios' performance and the portfolio manager's views are as of September 30, 2002 and are subject to change.

       5 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                               GEORGIA PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS A SHARES
--------------------------------------------------------------------------------

                        NET ASSET VALUE
                    ---------------------
                    BEGINNING      END        INCOME   CAPITAL GAIN    TOTAL
PERIOD ENDED        OF PERIOD   OF PERIOD   DIVIDENDS  DISTRIBUTIONS RETURNS(1)+
================================================================================
9/30/02               $12.79      $13.58       $0.32       $0.00         8.81%++
--------------------------------------------------------------------------------
3/31/02                13.08       12.79        0.65        0.00         2.76
--------------------------------------------------------------------------------
3/31/01                12.40       13.08        0.65        0.00        11.02
--------------------------------------------------------------------------------
3/31/00                13.43       12.40        0.62        0.00        (2.97)
--------------------------------------------------------------------------------
3/31/99                13.43       13.43        0.65        0.09         5.61
--------------------------------------------------------------------------------
3/31/98                12.48       13.43        0.67        0.08        13.85
--------------------------------------------------------------------------------
3/31/97                12.50       12.48        0.67        0.08         5.95
--------------------------------------------------------------------------------
3/31/96                12.10       12.50        0.70        0.05         9.67
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.00       12.10        0.62        0.00         6.29++
================================================================================
Total                                          $5.55       $0.30
================================================================================

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS B SHARES
--------------------------------------------------------------------------------

                        NET ASSET VALUE
                    ---------------------
                    BEGINNING      END        INCOME   CAPITAL GAIN    TOTAL
PERIOD ENDED        OF PERIOD   OF PERIOD   DIVIDENDS  DISTRIBUTIONS RETURNS(1)+
================================================================================
9/30/02               $12.76      $13.55       $0.29       $0.00         8.58%++
--------------------------------------------------------------------------------
3/31/02                13.07       12.76        0.59        0.00         2.12
--------------------------------------------------------------------------------
3/31/01                12.40       13.07        0.59        0.00        10.39
--------------------------------------------------------------------------------
3/31/00                13.42       12.40        0.55        0.00        (3.45)
--------------------------------------------------------------------------------
3/31/99                13.43       13.42        0.58        0.09         4.99
--------------------------------------------------------------------------------
3/31/98                12.47       13.43        0.60        0.08        13.39
--------------------------------------------------------------------------------
3/31/97                12.50       12.47        0.61        0.08         5.33
--------------------------------------------------------------------------------
3/31/96                12.11       12.50        0.65        0.05         9.08
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.27       12.11        0.49        0.00         2.88++
================================================================================
Total                                          $4.95       $0.30
================================================================================

       6 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                                GEORGIA PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS L SHARES
--------------------------------------------------------------------------------

                        NET ASSET VALUE
                    ---------------------
                    BEGINNING      END        INCOME   CAPITAL GAIN    TOTAL
PERIOD ENDED        OF PERIOD   OF PERIOD   DIVIDENDS  DISTRIBUTIONS RETURNS(1)+
================================================================================
9/30/02               $12.75      $13.54      $0.29       $0.00         8.56%++
--------------------------------------------------------------------------------
3/31/02                13.05       12.75       0.58        0.00         2.15
--------------------------------------------------------------------------------
3/31/01                12.39       13.05       0.58        0.00        10.26
--------------------------------------------------------------------------------
3/31/00                13.41       12.39       0.54        0.00        (3.51)
--------------------------------------------------------------------------------
3/31/99                13.41       13.41       0.58        0.09         5.01
--------------------------------------------------------------------------------
3/31/98                12.46       13.41       0.59        0.08        13.23
--------------------------------------------------------------------------------
3/31/97                12.49       12.46       0.60        0.08         5.28
--------------------------------------------------------------------------------
3/31/96                12.09       12.49       0.64        0.05         9.12
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.06       12.09       0.56        0.00         5.11++
================================================================================
Total                                         $4.96       $0.30
================================================================================

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS+
--------------------------------------------------------------------------------

                                                    WITHOUT SALES CHARGES(1)
                                               ---------------------------------
                                               CLASS A     CLASS B     CLASS L
================================================================================
Six Months Ended 9/30/02++                      8.81%       8.58%       8.56%
--------------------------------------------------------------------------------
Year Ended 9/30/02                              8.66        8.08        8.04
--------------------------------------------------------------------------------
Five Years Ended 9/30/02                        5.81        5.23        5.19
--------------------------------------------------------------------------------
Inception* through 9/30/02                      7.09        6.32        6.43
================================================================================

                                                     WITH SALES CHARGES(2)
                                               ---------------------------------
                                               CLASS A     CLASS B     CLASS L
================================================================================
Six Months Ended 9/30/02++                      4.48%       4.08%       6.47%
--------------------------------------------------------------------------------
Year Ended 9/30/02                              4.29        3.58        5.99
--------------------------------------------------------------------------------
Five Years Ended 9/30/02                        4.96        5.07        4.99
--------------------------------------------------------------------------------
Inception* through 9/30/02                      6.58        6.32        6.30
================================================================================

       7 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                                GEORGIA PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS+
--------------------------------------------------------------------------------
                                                    Without Sales Charges(1)
================================================================================
Class A (Inception* through 9/30/02)                         78.89%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/02)                         66.29
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/02)                         69.39
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges (") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and L shares are April 4, 1994, June 15, 1994 and April 14, 1994, respectively.

       8 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------

               GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF THE
       GEORGIA PORTFOLIO VS. LEHMAN BROTHERS GEORGIA MUNICIPAL BOND INDEX,
                      LEHMAN BROTHERS MUNICIPAL BOND INDEX
                AND LIPPER GEORGIA MUNICIPAL DEBT FUNDS AVERAGE+

--------------------------------------------------------------------------------

                          April 1994 -- September 2002

          LIPPER GEORGIA  LEHMAN BROTHERS     LEHMAN BROTHERS   GEORGIA PORTFOLIO
          MUNICIPAL DEBT  GEORGIA MUNICIPAL,  MUNICIPAL,        CLASS A
          FUNDS AVERAGE   BOND INDEX          BOND INDEX        SHARES
4/4/94    10000           10000               10000              9600
3/95      10580           10795               10744             10204
3/96      11372           11675               11645             11191
3/97      11934           12289               12278             11857
3/98      13226           13573               13594             13500
3/99      13897           14362               14437             14257
3/00      13600           14365               14424             13835
3/01      15003           15965               16000             15358
3/02      15413           16526               16612             15783
9/30/02   16663           18020               18037             17173

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2002. The Lehman Brothers Georgia Municipal Bond Index (consisting of Georgia municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Georgia Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (26 funds as of September 30, 2002). The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

       9 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS A SHARES
--------------------------------------------------------------------------------

                        NET ASSET VALUE
                     ---------------------
                     BEGINNING      END      INCOME    CAPITAL GAIN   TOTAL
PERIOD ENDED         OF PERIOD   OF PERIOD  DIVIDENDS  DISTRIBUTIONS RETURNS(1)+
================================================================================
9/30/02               $12.79      $13.55      $0.35       $0.00         8.77%++
--------------------------------------------------------------------------------
3/31/02                12.89       12.79       0.70        0.00         4.69
--------------------------------------------------------------------------------
3/31/01                12.18       12.89       0.69        0.00        11.84
--------------------------------------------------------------------------------
3/31/00                13.44       12.18       0.66        0.02        (4.31)
--------------------------------------------------------------------------------
3/31/99                13.54       13.44       0.69        0.15         5.61
--------------------------------------------------------------------------------
3/31/98                12.66       13.54       0.69        0.11        13.52
--------------------------------------------------------------------------------
3/31/97                12.62       12.66       0.71        0.00         6.11
--------------------------------------------------------------------------------
3/31/96                12.40       12.62       0.72        0.05         8.08
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.00       12.40       0.62        0.00         8.82++
================================================================================
Total                                         $5.83       $0.33
================================================================================

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS B SHARES
--------------------------------------------------------------------------------

                        NET ASSET VALUE
                     ---------------------
                     BEGINNING      END      INCOME    CAPITAL GAIN   TOTAL
PERIOD ENDED         OF PERIOD   OF PERIOD  DIVIDENDS  DISTRIBUTIONS RETURNS(1)+
================================================================================
9/30/02               $12.76      $13.50      $0.32       $0.00         8.38%++
--------------------------------------------------------------------------------
3/31/02                12.86       12.76       0.64        0.00         4.22
--------------------------------------------------------------------------------
3/31/01                12.17       12.86       0.63        0.00        11.15
--------------------------------------------------------------------------------
3/31/00                13.42       12.17       0.59        0.02        (4.78)
--------------------------------------------------------------------------------
3/31/99                13.52       13.42       0.62        0.15         5.07
--------------------------------------------------------------------------------
3/31/98                12.64       13.52       0.62        0.11        12.97
--------------------------------------------------------------------------------
3/31/97                12.61       12.64       0.65        0.00         5.56
--------------------------------------------------------------------------------
3/31/96                12.39       12.61       0.66        0.05         7.61
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.35       12.39       0.48        0.00         4.48++
================================================================================
Total                                         $5.21       $0.33
================================================================================

      10 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE -- CLASS L SHARES
--------------------------------------------------------------------------------

                        NET ASSET VALUE
                     ---------------------
                     BEGINNING      END      INCOME    CAPITAL GAIN   TOTAL
PERIOD ENDED         OF PERIOD   OF PERIOD  DIVIDENDS  DISTRIBUTIONS RETURNS(1)+
================================================================================
9/30/02               $12.75      $13.49      $0.31       $0.00         8.36%++
--------------------------------------------------------------------------------
3/31/02                12.85       12.75       0.63        0.00         4.16
--------------------------------------------------------------------------------
3/31/01                12.16       12.85       0.62        0.00        11.08
--------------------------------------------------------------------------------
3/31/00                13.41       12.16       0.58        0.02        (4.83)
--------------------------------------------------------------------------------
3/31/99                13.51       13.41       0.61        0.15         5.02
--------------------------------------------------------------------------------
3/31/98                12.64       13.51       0.62        0.11        12.84
--------------------------------------------------------------------------------
3/31/97                12.61       12.64       0.65        0.00         5.51
--------------------------------------------------------------------------------
3/31/96                12.39       12.61       0.66        0.05         7.56
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.00       12.39       0.56        0.00         8.14++
================================================================================
Total                                         $5.24       $0.33
================================================================================

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS+
--------------------------------------------------------------------------------
                                                    WITHOUT SALES CHARGES(1)
                                               ---------------------------------
                                               CLASS A     CLASS B     CLASS L
================================================================================
Six Months Ended 9/30/02++                      8.77%      8.38%       8.36%
--------------------------------------------------------------------------------
Year Ended 9/30/02                              9.24       8.60        8.54
--------------------------------------------------------------------------------
Five Years Ended 9/30/02                        6.20       5.62        5.57
--------------------------------------------------------------------------------
Inception* through 9/30/02                      7.33       6.50        6.71
================================================================================

                                                     WITH SALES CHARGES(2)
                                               ---------------------------------
                                               CLASS A     CLASS B     CLASS L
================================================================================
Six Months Ended 9/30/02++                      4.44%       3.88%      6.27%
--------------------------------------------------------------------------------
Year Ended 9/30/02                              4.83        4.10       6.48
--------------------------------------------------------------------------------
Five Years Ended 9/30/02                        5.33        5.46       5.36
--------------------------------------------------------------------------------
Inception* through 9/30/02                      6.82        6.50       6.58
================================================================================

      11 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS+
--------------------------------------------------------------------------------

                                                        WITHOUT SALES CHARGES(1)
================================================================================
Class A (Inception* through 9/30/02)                            82.35%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/02)                            68.39
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/02)                            73.49
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges (") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and L shares are April 4, 1994, June 20, 1994 and April 5, 1994, respectively.

      12 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------

               GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF THE
        PENNSYLVANIA PORTFOLIO VS. LEHMAN BROTHERS PENNSYLVANIA MUNICIPAL
                BOND INDEX, LEHMAN BROTHERS MUNICIPAL BOND INDEX,
              AND LIPPER PENNSYLVANIA MUNICIPAL DEBT FUNDS AVERAGE+

--------------------------------------------------------------------------------

                          April 1994 -- September 2002

Line Chart:
           Lipper Pennsylvania   Lehman Brothers   Lehman Brothers          Pennsylvania
           Municipal Debt        Municipal Bond    Pennsylvania Municipal   Portfolio -
           Funds Average         Index             Bond Index               Class A Shares
4/4/94     10000                 10000             10000                     9600
3/95       10586                 10744             10765                    10447
3/96       11368                 11645             11638                    11290
3/97       11938                 12278             12282                    11981
3/98       13169                 13594             13529                    13601
3/99       13778                 14437             14341                    14364
3/00       13409                 14424             14297                    13745
3/01       14683                 16000             15978                    15373
3/02       15184                 16612             16631                    16095
9/30/02    16373                 18037             18015                    17506

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2002. The Lehman Brothers Pennsylvania Municipal Bond Index (consisting of Pennsylvania municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Pennsylvania Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (63 funds as of September 30, 2002). The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

     ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      13 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED)                          SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                      VALUE
==========================================================================================================
EDUCATION -- 17.3%
$1,000,000  Aaa*    Bulloch County Development Authority, Student Housing
                     Lease Revenue, (Georgia Southern University Project),
                     AMBAC-Insured, 5.000% due 8/1/22                                          $ 1,041,720
                    Private Colleges & Universities Authority Revenue:
                     Emory University Project, Series A:
 1,000,000  AA         5.500% due 11/1/24                                                        1,078,270
 2,000,000  AA         5.500% due 11/1/31                                                        2,135,520
                     Mercer Housing Corp. Project:
   500,000  A3*        5.750% due 10/1/21                                                          545,890
 2,000,000  BBB        6.000% due 6/1/31                                                         2,056,820
 1,000,000  A3*      Mercer University Project, 5.750% due 10/1/31                               1,073,350
   250,000  A1*     Rockdale County School District, 6.000% due 1/1/04                             263,303
                    Savannah EDA:
 1,000,000  BBB-     College of Art & Design Inc. Project, 6.800% due 10/1/19                    1,104,300
 1,000,000  A        Student Housing Revenue, (University Funding Foundation Project),
                       Series A, ACA-Insured, 6.750% due 11/15/20                                1,141,900
 1,000,000  A       Virgin Islands University, Refunding & Improvement, Series A,
                     ACA-Insured, 6.000% due 12/1/24                                             1,097,680
----------------------------------------------------------------------------------------------------------
                                                                                                11,538,753
----------------------------------------------------------------------------------------------------------
ESCROWED TO MATURITY (b)-- 11.1%
   315,000  AAA     Burke County Development Authority, PCR, (Oglethorpe Power
                     Co. Vogtle Project), MBIA-Insured, 7.500% due 1/1/03                          319,715
   275,000  AAA     Cherokee County Water & Sewer Authority Revenue, MBIA-Insured,
                     9.625% due 8/1/04                                                             303,482
   705,000  AAA     Clarke County Hospital Authority Revenue, MBIA-Insured,
                     9.875% due 1/1/06                                                             807,690
                    Cobb County Kennestone Hospital Authority Revenue:
   195,000  Aaa*     9.500% due 2/1/08                                                             238,881
   970,000  AAA      Series 86A, MBIA-Insured, 7.750% due 2/1/07                                 1,084,169
 1,875,000  Aaa*    Colquitt County Development Authority Revenue, Southern Care
                     Corp., Sub-Series C, zero coupon due 12/1/21                                  729,206
 1,185,000  AAA     Columbus Medical Center Hospital Authority Revenue,
                     Certificate of Anticipation, 7.750% due 7/1/10                              1,434,158
   290,000  AAA     Fulton County Water & Sewer Revenue, FGIC-Insured,
                     6.375% due 1/1/14                                                             357,648
   475,000  AAA     Puerto Rico Commonwealth Aqueduct & Sewer Authority
                     Revenue, 10.250% due 7/1/09                                                   617,624
   620,000  AAA     Tri-City Hospital Authority Revenue, South Fulton Hospital,
                     FGIC-Insured, 10.250% due 7/1/06                                              732,580
 2,000,000  Aaa*    Washington Wilkes Payroll Development Authority Revenue,
                     Southern Care Corp., Series C, zero coupon due 12/1/21                        777,820
----------------------------------------------------------------------------------------------------------
                                                                                                 7,402,973
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

      14 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                      VALUE
==========================================================================================================
FINANCE -- 0.8%
$  500,000   NR      Virgin Islands Public Finance Authority Revenue, Series E,
                      6.000% due 10/1/22                                                        $  515,995
----------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION -- 6.8%
 1,000,000   AAA     Georgia State, Series B, 5.750% due 8/1/17                                  1,213,080
   500,000   AA      Jefferson, GA 5.900% due 2/1/25                                               560,825
 2,000,000   AAA     Puerto Rico Commonwealth, RITES, XLCA-Insured,
                      5.500% due 7/1/17                                                          2,727,080
----------------------------------------------------------------------------------------------------------
                                                                                                 4,500,985
----------------------------------------------------------------------------------------------------------
HOSPITALS -- 8.5%
 1,000,000   A       Athens-Clarke County University Government Authority Revenue,
                      (Catholic Health East Issue), 5.375% due 11/15/22                          1,023,850
 1,000,000   A-      Chatham County Hospital Authority Revenue,
                      6.125% due 1/1/24                                                          1,073,880
 1,000,000   Aaa*    Newton County Hospital Authority Revenue, (Newton Health
                      System Project), AMBAC-Insured, 6.100% due 2/1/24                          1,154,820
                     Puerto Rico Industrial, Tourist, Educational, Medical &
                      Environmental Control Facilities Financing Authority, Series A:
   750,000   BBB-       Mennonite General Hospital Project, 5.625% due 7/1/27                      621,068
   500,000   BBB-       Ryder Memorial Hospital Project, 6.700% due 5/1/24                         505,965
 1,175,000   Aaa*    Ware County Hospital Authority Revenue, Certificates of
                      Anticipation, MBIA-Insured, 5.500% due 3/1/21                              1,287,400
----------------------------------------------------------------------------------------------------------
                                                                                                 5,666,983
----------------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 12.8%
   500,000   AAA     Acworth Housing Authority Revenue, (Wingate Falls Apartments
                      Project), FSA-Insured, 6.125% due 3/1/17 (c)                                 535,590
                     Atlanta Urban Residential Finance Authority, MFH Revenue:
   880,000   B        Cascade Pines Housing Project, 6.250% due 9/1/10 (c)+                        800,219
 1,095,000   NR       Park Place Apartments, Series A, 6.750% due 3/1/31                         1,080,064
                     Clayton County Housing Authority, MFH Revenue, Series A:
 1,000,000   Baa2*    Magnolia Park Apartments Project, 6.125% due 12/1/24                         977,980
 1,265,000   Aaa*     Southlake Cove Project, GNMA-Collateralized,
                        5.600% due 12/20/24                                                      1,366,946
 1,485,000   Aaa*     Vineyard Pointe Apartments Project, GNMA-Collateralized,
                        5.500% due 10/20/32                                                      1,565,309
 1,000,000   Aa2*    De Kalb County Housing Authority, MFH Revenue,
                      Friendly Hills Apartments, Series A, FHA-Insured,
                      7.050% due 1/1/39 (c)                                                      1,119,400
 1,000,000   AAA     Lawrenceville Housing Authority, MFH Revenue, (Knollwood
                      Park Apartments Project), FNMA-Collateralized,
                      6.250% mandatory tender 12/1/29 (c)                                        1,077,830
----------------------------------------------------------------------------------------------------------
                                                                                                 8,523,338
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

      15 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                      VALUE
==========================================================================================================
HOUSING: SINGLE-FAMILY -- 0.9%
$   85,000   AAA     Fulton County Housing Authority, Single-Family Mortgage Revenue,
                      Series A, GNMA-Collateralized, 6.600% due 3/1/28 (c)                      $   88,865
   300,000   AAA     Puerto Rico Housing Bank & Finance Agency, Single-Family
                      Mortgage, Affordable Housing Mortgage, Portfolio I,
                      FHLMC/FNMA/GNMA-Collateralized, 6.250% due 4/1/29 (c)                        315,081
   180,000   AAA     Virgin Islands HFA Refunding, Single-Family Mortgage Revenue,
                      Series A, GNMA-Collateralized, 6.450% due 3/1/16 (c)                         189,256
----------------------------------------------------------------------------------------------------------
                                                                                                   593,202
----------------------------------------------------------------------------------------------------------
LIFE CARE -- 1.9%
                     Fulton County Residential Care Facilities:
   660,000   BBB+     Canterbury Court Project, 6.300% due 10/1/24                                 674,065
   500,000   NR       RHA Assisted Living, Sr. Lien, Series A, 7.000% due 7/1/29                   449,615
   615,000   NR      Savannah EDA, First Mortgage, Senior Care Group Inc.,
                      Shadowmoss, Series A, 6.750% due 7/1/10                                      135,300
----------------------------------------------------------------------------------------------------------
                                                                                                 1,258,980
----------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 7.3%
 1,000,000   Aaa*    Albany-Dougherty Inner City Authority, (Public Purpose Project),
                      AMBAC-Insured, 5.625% due 1/1/16                                           1,125,290
 1,000,000   AAA     Association County Commissioners of Georgia Leasing Program,
                      COP, (Rockdale County Public Purpose Project),
                      AMBAC-Insured, 5.625% due 7/1/20                                           1,113,890
 1,000,000   AAA     Fulton County Facilities Corp., (Fulton County Public Purpose
                      Project), 5.500% due 11/1/18                                               1,116,500
   500,000   BBB+    Puerto Rico Housing Bank & Finance Agency, 7.500% due 12/1/06                 559,985
   975,000   BB+     Puerto Rico Industrial, Tourist, Educational, Medical &
                      Environmental Control Facilities Financing Authority,
                      (San Lucas & Cristo Project), Series A, 5.750% due 6/1/19                    962,578
----------------------------------------------------------------------------------------------------------
                                                                                                 4,878,243
----------------------------------------------------------------------------------------------------------
POLLUTION CONTROL -- 7.7%
 1,000,000   BBB-    Effingham County Development Authority, Solid Waste Disposal
                      Revenue, (Georgia-Pacific Project), 6.500% due 6/1/31                        861,900
   500,000   A       Monroe County Development Authority, PCR, (Oglethorpe Power
                      Co. Scherer Project), Series A, 6.800% due 1/1/12                            612,035
 2,000,000   BBB     Richmond County Development Authority, Environmental
                      Improvement Revenue, (International Paper Co. Project),
                      Series A, 6.250% due 2/1/25 (c)                                            2,100,740
 1,000,000   NR      Rockdale County Development Authority, Solid Waste Disposal
                      Revenue, (Visy Paper Project), 7.500% due 1/1/26 (c)                       1,018,470
   500,000   Baa2*   Savannah EDA Refunding, PCR, (Union Camp Corp. Project),
                      6.150% due 3/1/17                                                            554,715
----------------------------------------------------------------------------------------------------------
                                                                                                 5,147,860
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

      16 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                      VALUE
==========================================================================================================

PRE-REFUNDED (d) -- 2.5%
$1,000,000  AAA     Fulton County MFH Authority Revenue, (Concorde Place
                     Apartment Project), Series A, (Call 7/1/06 @ 102),
                     6.300% due 7/1/16 (c)                                                      $1,180,990
   500,000  BB      Savannah Hospital Authority Revenue Refunding & Improvement,
                     Candler Hospital, (Call 1/1/03 @ 102), 7.000% due 1/1/11                      516,720
----------------------------------------------------------------------------------------------------------
                                                                                                 1,697,710
----------------------------------------------------------------------------------------------------------
PUBLIC FACILITIES -- 3.4%
   250,000  AAA     Butts County COP, MBIA-Insured, 6.750% due 12/1/14                             279,150
 1,000,000  AAA     Cobb-Marietta Counties Coliseum & Exhibit Hall Authority
                     Revenue, MBIA-Insured, 5.625% due 10/1/26                                   1,160,820
 2,000,000  AAA     East Point Building Authority Revenue, FSA-Insured,
                     zero coupon due 2/1/20                                                        797,580
----------------------------------------------------------------------------------------------------------
                                                                                                 2,237,550
----------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 3.8%
 2,000,000  AAA     Atlanta Airport Refunding Revenue, Series A,
                     FGIC-Insured, 5.500% due 1/1/26+                                            2,140,660
   250,000  AAA     Metropolitan Atlanta Rapid Transit Authority Revenue Refunding,
                     Series P, AMBAC-Insured, 6.250% due 7/1/20                                    313,280
   200,000  BB-     Puerto Rico Port Authority Revenue, (Special Facilities American
                     Airlines), Series A, 6.250% due 6/1/26 (c)                                    110,008
----------------------------------------------------------------------------------------------------------
                                                                                                 2,563,948
----------------------------------------------------------------------------------------------------------
UTILITIES -- 3.6%
   550,000  Aaa*    Elberton, GA Combined Utility System Revenue, Refunding &
                     Improvement, AMBAC-Insured, 5.500% due 1/1/19                                 613,195
   500,000  AAA     Georgia Municipal Electric Authority, Power Revenue,
                     Series EE, AMBAC-Insured, 7.250% due 1/1/24                                   692,760
   500,000  A-      Georgia Municipal Gas Authority Revenue, (Southern Storage
                     Gas Project), 6.300% due 7/1/09                                               536,235
   500,000  AAA     Municipal Electric Authority, (Combustion Turbine Project), Series A,
                     MBIA-Insured, 5.250% due 11/1/22                                              533,440
----------------------------------------------------------------------------------------------------------
                                                                                                 2,375,630
----------------------------------------------------------------------------------------------------------
WATER AND SEWER -- 11.6%
                    Atlanta Water & Wastewater Revenue, Series A:
 1,000,000  AAA      FGIC-Insured, 5.500% due 11/1/19                                            1,177,460
 1,000,000  AAA      MBIA-Insured, 5.500% due 11/1/27                                            1,154,340
   500,000  A+      Cartersville Development Authority Revenue Refunding, Sewer
                     Facilities, Anheuser Busch, 6.125% due 5/1/27 (c)                             523,105
   500,000  AA      Clayton County Water & Sewage Revenue, 5.625% due 5/1/20                       556,650
 1,385,000  AAA     Cobb County & Marietta Water Authority Revenue,
                     5.250% due 11/1/21                                                          1,518,057

                       See Notes to Financial Statements.

      17 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                      VALUE
==========================================================================================================

WATER AND SEWER -- 11.6% (CONTINUED)
$1,000,000  AAA     Columbia County Water & Sewer Revenue, FGIC-Insured,
                     5.500% due 6/1/25                                                         $ 1,068,810
    10,000  AAA     Fulton County Water & Sewer Revenue, FGIC-Insured,
                     6.375% due 1/1/14                                                              12,234
   500,000  AAA     Milledgeville Water & Sewer Revenue, FSA-Insured,
                     6.000% due 12/1/21                                                            608,680
 1,000,000  AAA     Rockdale County Water & Sewer Authority Revenue, Series A,
                     MBIA-Insured, 5.500% due 7/1/25                                             1,072,900
----------------------------------------------------------------------------------------------------------
                                                                                                 7,692,236
----------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS-- 100%
                    (Cost-- $61,493,104**)                                                     $66,594,386
==========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.

(b) Bonds escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(d) Bonds escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

+ All or a portion of this security has been segregated for open futures contracts commitments.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 25 and 26 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

      18 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                      VALUE
==========================================================================================================
EDUCATION -- 16.7%
$1,000,000  AA-     Allegheny County Higher Education Building Authority, University
                     Revenue, Carnegie Mellon University, 5.250% due 3/1/32                    $ 1,041,400
 1,000,000  AAA     Chester County IDA, Educational Facilities Revenue,
                     (Westtown School Project), AMBAC-Insured, 5.000% due 1/1/31                 1,025,990
   610,000  AAA     Cornwall Lebanon School District, Capital Appreciation, FSA-Insured,
                     zero coupon due 3/15/20                                                       269,339
 1,000,000  BBB-    Delaware County Authority, College Revenue, Neumann College,
                     FGIC-Insured, 6.000% due 10/1/31                                            1,045,930
 1,255,000  AAA     Grove City Area Hospital Authority Revenue, (Woodland
                     Place Project), FGIC-Insured, 5.500% due 3/1/25                             1,344,406
 1,000,000  Aaa*    Hopewell Area School District, Capital Appreciation, FSA-Insured,
                     zero coupon due 9/1/20                                                        430,600
                    Lycoming County Authority, College Revenue, Pennsylvania College
                     of Technology, AMBAC-Insured:
 1,000,000  Aaa*       5.125% due 5/1/22                                                         1,052,930
 1,000,000  Aaa*       5.375% due 7/1/30                                                         1,056,820
 1,000,000  Aaa*       5.250% due 5/1/32                                                         1,047,490
 1,000,000  AAA     McKeesport Area School District, Capital Appreciation, FGIC-Insured,
                     zero coupon due 10/1/31                                                       229,580
 1,000,000  A       Pennsylvania State Higher Education Facilities Authority Revenue,
                     Drexel University, 6.000% due 5/1/29                                        1,081,590
 1,250,000  NR      Philadelphia, Hospitals & Higher Education Facilities Authority
                     Revenue, Chestnut Hill College, 6.000% due 10/1/29                          1,223,838
 1,000,000  AAA     Plum Boro School District, FGIC-Insured, 5.250% due 9/15/30                  1,045,730
   875,000  NR      Scranton-Lackawanna Health & Welfare Authority Revenue,
                     Lackawanna Junior College, 5.750% due 11/1/20                                 846,335
 2,210,000  AA+     Swarthmore Boro Authority, College Revenue, 5.250% due 9/15/20+              2,385,894
----------------------------------------------------------------------------------------------------------
                                                                                                15,127,872
----------------------------------------------------------------------------------------------------------
ESCROWED TO MATURITY (b) -- 9.7%
                    Allegheny County Hospital Development Authority Revenue:
    95,000  AAA      Magee Woman's Hospital, 10.125% due 10/1/02                                    95,000
   385,000  NR       Montefiore Hospital Association Western Pennsylvania,
                       6.875% due 7/1/09                                                           442,477
   245,000  AAA     Berks County Municipal Authority Hospital Revenue, Community
                     General Hospital, AMBAC-Insured, 9.500% due 7/1/05                            276,803
   535,000  AAA     Bristol Township Authority Sewer Revenue, MBIA-Insured,
                     10.125% due 4/1/09                                                            674,646
 1,770,000  AAA     Cambria County Hospital Development Authority, Hospital Revenue,
                     Conemaugh Valley Memorial Hospital, 7.625% due 9/1/11                       2,170,569
   145,000  AAA     Coatesville Water Guaranteed Revenue, 6.250% due 10/15/13                      170,442
 1,070,000  AAA     Conneaut School District, AMBAC-Insured, 9.500% due 5/1/12                   1,401,079
   290,000  Aaa*    Hopewell Township, Special Obligation, 10.600% due 5/1/13                      367,621

                       See Notes to Financial Statements.

      19 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                      VALUE
==========================================================================================================
ESCROWED TO MATURITY (b) -- 9.7% (continued)
$  200,000   AAA     Lewisburg Area School District, AMBAC-Insured,
                      9.750% due 2/15/04                                                        $  213,376
   460,000   NR      Pennsylvania Housing Finance Agency, 7.750% due 12/1/07                       524,538
    25,000   AAA     Pennsylvania State Higher Educational Facilities Authority,
                      College & University Revenue, Temple University,
                      MBIA-Insured, 9.375% due 6/15/03                                              26,383
    80,000   AAA     Scranton-Lackawanna Health & Welfare Authority Revenue,
                      (University of Scranton Project), AMBAC-Insured,
                      10.000% due 10/1/03                                                           83,200
    75,000   AAA     Southeastern Greene School District, 9.375% due 7/1/03                         79,411
   305,000   AAA     Washington County Authority Lease Revenue, MBIA-Insured,
                      7.875% due 12/15/18                                                          446,752
   310,000   AAA     West Chester Sewer Revenue, 9.750% due 5/1/07                                 370,744
                     Westmoreland County Municipal Authority:
   930,000   AAA      Special Obligation, 9.125% due 7/1/10                                      1,106,672
    90,000   Aaa*     Water Revenue, 8.500% due 7/1/04                                              97,386
   180,000   AAA     York GO, AMBAC-Insured, 8.875% due 6/1/06                                     205,564
----------------------------------------------------------------------------------------------------------
                                                                                                 8,752,663
----------------------------------------------------------------------------------------------------------
FINANCE -- 1.3%
 1,000,000   BBB-    Virgin Islands Public Finance Authority Revenue, Gross Receipts
                      Taxes, Series A, 6.500% due 10/1/24                                        1,129,990
----------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION -- 12.3%
                     Allegheny County GO:
 1,000,001   AAA      Series C-52, FGIC-Insured, 5.250% due 11/1/21                              1,063,820
 1,000,000   AAA      Series C-55, MBIA-Insured, 5.375% due 11/1/17                              1,121,030
 1,000,000   AAA     Armstrong County GO, MBIA-Insured, 5.400% due 6/1/31                        1,061,690
 1,000,000   AAA     Dauphin County GO, Second Series, AMBAC-Insured,
                      5.125% due 11/15/22                                                        1,048,550
 1,000,000   AAA     Greater Johnstown School District, Series B, MBIA-Insured,
                      5.500% due 8/1/18                                                          1,119,900
 1,000,000   AA      Pennsylvania State GO, First Series, 5.250% due 2/1/19                      1,092,390
 1,000,000   AAA     Philadelphia School District, Series A, FSA-Insured,
                      5.500% due 2/1/31                                                          1,073,060
 1,660,000   AAA     Pittsburgh, PA GO, Series A, AMBAC-Insured, 5.250% due 9/1/22               1,762,455
 1,500,000   AAA     Pittsburgh, PA School District GO, Series A, FSA-Insured,
                      5.500% due 9/1/18                                                          1,759,020
----------------------------------------------------------------------------------------------------------
                                                                                                11,101,915
----------------------------------------------------------------------------------------------------------
HOSPITAL -- 11.2%
 1,000,000   A       Allegheny County Hospital Development Authority Revenue,
                      Catholic Health East Issue, 5.375% due 11/15/22                            1,023,850
   500,000   Baa3*   Allentown Area Hospital Authority Revenue, Sacred Heart Hospital
                      of Allentown, Series A, 6.750% due 11/15/14                                  468,925

                       See Notes to Financial Statements.

      20 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                      VALUE
==========================================================================================================

HOSPITAL -- 11.2% (continued)
$  875,000   NR      Chartiers Valley Industrial & Commercial Development Authority
                      Refunding, First Mortgage Revenue, Asbury Health Center,
                      6.375% due 12/1/24                                                        $  854,131
   700,000   AA      Geisinger Authority Health System, (Geisinger Health System),
                      2.000% due 8/1/28                                                            700,000
 1,000,000   BBB+    Hazelton Health Services Authority, Hospital Revenue,
                      St. Joseph's Medical Center, 6.200% due 7/1/26                             1,013,060
 1,000,000   A-      Horizon Hospital System Authority, Hospital Revenue,
                      Horizon Hospital Systems Inc., GO-Insured, 6.350% due 5/15/26              1,047,400
 1,000,000   AA      Mifflin County Hospital Authority Revenue, Radian-Insured,
                      6.200% due 7/1/30                                                          1,135,440
 1,000,000   A+      Pennsylvania State Higher Education Facilities Authority Revenue,
                      UPMC Health Systems, Series A, 6.000% due 1/15/31                          1,055,210
   525,000   AA      Potter County Hospital Authority Revenue, Charles Cole
                      Memorial Hospital, Radian-Insured, 6.050% due 8/1/24                         582,734
   500,000   BBB-    Puerto Rico Industrial, Tourist, Educational, Medical &
                      Environmental Control Facilities, (Ryder Memorial Hospital
                      Project), Series A, 6.700% due 5/1/24                                        505,965
 1,000,000   A-      Sayre Health Care Facilities Authority Revenue, Guthrie Health,
                      Series A, 5.875% due 12/1/31                                               1,046,250
   750,000   BB+     Scranton-Lackawanna Health & Welfare Authority Revenue,
                      (Moses Taylor Hospital Project), 6.250% due 7/1/20                           665,445
----------------------------------------------------------------------------------------------------------
                                                                                                10,098,410
----------------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 0.2%
   205,000   AAA     Pittsburgh Urban Redevelopment Authority Mortgage Revenue,
                      Series B, FNMA/GNMA-Collateralized, 6.950% due 10/1/10 (c)                   210,086
----------------------------------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 5.2%
                     Allegheny County, Residential Finance Authority, Mortgage Revenue,
                      Single-Family Housing, GNMA-Collateralized:
   960,000   Aaa*       Series FF-2, 6.000% due 11/1/31 (c)                                      1,012,675
   990,000   Aaa*       Series II-2, 5.900% due 11/1/32 (c)                                      1,039,847
                        Series Z:
   970,000   Aaa*         6.875% due 5/1/26 (c)                                                  1,022,729
   915,000   Aaa*         Zero coupon due 5/1/27 (c)                                               148,742
   800,000   AA+     Pennsylvania Housing Finance Agency, Single-Family Mortgage
                      Revenue, Series 40, GO-Insured, 6.900% due 4/1/25 (c)                        828,768
   610,000   AAA     Puerto Rico Housing Finance Agency, Single-Family Mortgage
                      Revenue, FHLMC/FNMA/GNMA-Collateralized,
                      6.250% due 4/1/29 (c)                                                        640,665
----------------------------------------------------------------------------------------------------------
                                                                                                 4,693,426
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

      21 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                      VALUE
==========================================================================================================

INDUSTRIAL DEVELOPMENT -- 3.9%
$1,000,000  BBB+    Allegheny County IDA, Revenue Refunding Environmental
                     Improvement, USX Corp., 6.700% due 12/1/20                                 $1,041,690
1,000,000   BBB     Erie County IDA, Environmental Improvement Revenue,
                     (International Paper Co. Project), Series A,
                     7.625% due 11/1/18 (c)                                                      1,071,860
1,000,000   NR      Pennsylvania Economic Development Financing Authority,
                     Exempt Facilities Revenue, National Gypsum Co.,
                     6.250% due 11/1/27 (c)                                                        914,060
  500,000   AAA     Philadelphia Authority for Industrial Development Revenue,
                     Series B, AMBAC-Insured, 5.250% due 7/1/31                                    525,400
----------------------------------------------------------------------------------------------------------
                                                                                                 3,553,010
----------------------------------------------------------------------------------------------------------
LIFE CARE -- 6.9%
1,000,000   BBB+    Bucks County Industrial Development Authority Revenue,
                     (Pennswood Village Project), Series A, 6.000% due 10/1/34                   1,054,350
1,260,000   AA      Erie County Hospital Authority Health Facilities Revenue,
                     (St. Mary's Home Project), Radian-Insured,
                     6.000% due 8/15/23                                                          1,399,558
1,100,000   A-      Lancaster County Hospital Authority Revenue, (Willow
                     Valley Retirement Project), 5.875% due 6/1/31                               1,137,279
1,650,000   NR      Lancaster IDA Revenue, (Garden Spot Village Project),
                     Series A, 7.625% due 5/1/31                                                 1,739,430
  500,000   NR      Montgomery County Higher Education & Health Authority
                     Revenue, Temple Continuing Care Center, 6.750% due 7/1/29                     422,275
  450,000   A-      Montgomery County IDA, Retirement Community Revenue,
                     Adult Communities Total Services, Series B, 5.625% due 11/15/12               478,049
----------------------------------------------------------------------------------------------------------
                                                                                                 6,230,941
----------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 12.7%
  500,000   A-      Allegheny County Redevelopment Authority, Tax Increment Revenue,
                     (Waterfront Project), Series A, 6.300% due 12/15/18                           552,260
                    Dauphin County General Authority:
1,230,000   NR       Hotel & Conference Center, Hyatt Regency, 6.200% due 1/1/29                 1,032,806
1,500,000   NR       Office & Package, Riverfront Office, 6.000% due 1/1/25                      1,479,900
3,000,000   AAA     Delaware Valley Regional Finance Authority, Local Government
                     Revenue, Series A, AMBAC-Insured, 5.500% due 8/1/28+                        3,445,200
1,300,000   NR      Harrisburg Redevelopment Authority, First Mortgage-Office Building,
                     6.750% due 5/15/25                                                          1,300,845
1,560,000   NR      New Morgan Municipal Authority Office Revenue,
                     (Commonwealth Office Project), Series A, 6.500% due 6/1/25                  1,594,429
1,000,000   AAA     Philadelphia Authority for Industrial Development Lease Revenue,
                     Series B, FSA-Insured, 5.500% due 10/1/19                                   1,115,370

                       See Notes to Financial Statements.

      22 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                      VALUE
==========================================================================================================

MISCELLANEOUS -- 12.7% (continued)
$1,000,000  BB+     Puerto Rico Industrial, Tourist, Educational, Medical & Environmental
                     Control Facilities, (San Lucas & Cristo Project A),
                     5.750% due 6/1/19                                                          $  987,260
----------------------------------------------------------------------------------------------------------
                                                                                                11,508,070
----------------------------------------------------------------------------------------------------------
POLLUTION CONTROL -- 5.1%
1,000,000   BBB     Bradford County IDA, Solid Waste Disposal Revenue,
                     (International Paper Co. Project A), 6.600% due 3/1/19 (c)                  1,046,400
1,000,000   BBB     Delaware County IDA, Revenue Refunding Resource Recovery
                     Facility, Series A, 6.200% due 7/1/19                                       1,022,860
1,000,000   AAA     Harrisburg Authority, Resource Recovery Facility Revenue,
                     Series A, FSA-Insured, 5.500% due 9/1/25                                    1,072,090
1,000,000   BB-     New Morgan IDA, Solid Waste Disposal Revenue, (New Morgan
                     Landfill Co., Inc. Project), 6.500% due 4/1/19 (c)                            975,350
  500,000   BBB-    Pennsylvania Economic Development Financing Authority,
                     Resource Recovery Revenue, (Colver Project), Series D,
                     7.150% due 12/1/18 (c)                                                        524,820
----------------------------------------------------------------------------------------------------------
                                                                                                 4,641,520
----------------------------------------------------------------------------------------------------------
PRE-REFUNDED (d) -- 2.6%
  500,000   AAA     Allegheny County Hospital Development Authority Revenue,
                     (General Hospital Project), Series A, MBIA-Insured,
                     (Call 9/1/07 @ 100), 6.250% due 9/1/20                                        588,665
1,000,000   Aaa*    Erie Sewer Authority Sewer Revenue, MBIA-Insured,
                     (Call 6/1/10 @ 100), 6.000% due 6/1/21                                      1,205,450
  400,000   AAA     Guam Power Authority Revenue, Series A, (Call 10/1/04 @ 102),
                     6.750% due 10/1/24                                                            449,300
   85,000   Aaa*    Philadelphia Hospital Authority Revenue, (United Hospital Inc.,
                     Project), (Call 7/1/05 @ 100), 10.875% due 7/1/08                             102,340
----------------------------------------------------------------------------------------------------------
                                                                                                 2,345,755
----------------------------------------------------------------------------------------------------------
SOLID WASTE -- 1.2%
1,000,000   AA-     Pennsylvania Economic Development Financing Authority, Solid
                     Waste Disposal Revenue, (Proctor & Gamble Paper Project),
                     5.375% due 3/1/31 (c)                                                       1,069,190
----------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 10.6%
1,000,000   AAA     Allegheny County Port Authority, Special Revenue, FGIC-Insured,
                     5.000% due 3/1/29                                                           1,027,160
                    Delaware River Port Authority of Pennsylvania & New Jersey,
                     FSA-Insured:
1,875,000   AAA        9.134% due 1/1/17                                                         2,383,463
1,500,000   AAA        9.134% due 1/1/18                                                         1,881,780

                       See Notes to Financial Statements.

      23 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (UNAUDITED) (CONTINUED)              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                                                      VALUE
==========================================================================================================
TRANSPORTATION -- 10.6% (continued)
$1,125,000  A3*     Pennsylvania Economic Development Financing Authority, Exempt
                     Facility Revenue, (Amtrak Project), Series A,
                     6.375% due 11/1/41 (c)                                                    $ 1,049,648
                    Pennsylvania State Turnpike Commission, AMBAC-Insured:
1,500,000   AAA      5.000% due 7/15/21                                                          1,570,650
1,500,000   AAA      5.500% due 7/15/32                                                          1,614,480
----------------------------------------------------------------------------------------------------------
                                                                                                 9,527,181
----------------------------------------------------------------------------------------------------------
UTILITIES -- 0.4%
1,000,000   AAA     Erie Pennsylvania Water Authority, Water Revenue, Capital
                     Appreciation, Series A, MBIA-Insured, zero coupon due 12/1/22                 376,080
----------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS-- 100%
                    (Cost-- $85,311,783**)                                                     $90,366,109
==========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.

(b) Bonds escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(d) Bonds escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

+ All or a portion of this security has been segregated for open futures contracts commitments.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 25 and 26 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

      24 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's")-- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.

AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB   -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -- Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes in this class.

      25 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


Fitch IBCA, Duff & Phelps ("Fitch") -- Rating may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

A    -- Bonds rated "A" are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

NR   -- Indicates that the bond is not rated by Standard & Poor's, Moody's or
        Fitch.

--------------------------------------------------------------------------------
SHORT-TERM SECURITY RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.

P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

VMIG 1 -- Moody's highest rating for issues having demand feature-- VRDO.

VMIG 2 -- Moody's second highest rating for issues having a demand feature--
          VRDO.

--------------------------------------------------------------------------------
SECURITY DESCRIPTIONS (UNAUDITED)
--------------------------------------------------------------------------------

ABAG     --  Association of Bay Area
             Governments
ACA      --  American Capital Assurance
AIG      --  American International Guaranty
AMBAC    --  American Municipal Bond Assurance Corporation
BAN      --  Bond Anticipation Notes
BIG      --  Bond Investors Guaranty
CGIC     --  Capital Guaranty Insurance
             Company
CHFCLI   --  California Health Facility
             Construction Loan Insurance
CONNIE   --  College Construction Loan
  LEE        Insurance Association
COP      --  Certificate of Participation
EDA      --  Economic Development
             Authority
ETM      --  Escrowed to Maturity
FGIC     --  Financial Guaranty Insurance
             Company
FHA      --  Federal Housing Administration
FHLMC    --  Federal Home Loan Mortgage
             Corporation
FLAIRS   --  Floating Adjustable Interest Rate
             Securities
FNMA     --  Federal National Mortgage
             Association
FRTC     --  Floating Rate Trust Certificates
FSA      --  Financial Security Assurance
GIC      --  Guaranteed Investment Contract
GNMA     --  Government National Mortgage
             Association
GO       --  General Obligation
HDC      --  Housing Development
             Corporation
HFA      --  Housing Finance Authority
IDA      --  Industrial Development Authority
IDB      --  Industrial Development Board
IDR      --  Industrial Development Revenue
INFLOS   --  Inverse Floaters
LOC      --  Letter of Credit
MBIA     --  Municipal Bond Investors
             Assurance Corporation
MFH      --  Multi-Family Housing
MVRICS   --  Municipal Variable Rate Inverse
             Coupon Security
PCR      --  Pollution Control Revenue
RAN      --  Revenue Anticipation Notes
RIBS     --  Residual Interest Bonds
RITES    --  Residual Interest Tax-Exempt
             Securities
SYCC     --  Structured Yield Curve Certificate
TAN      --  Tax Anticipation Notes
TECP     --  Tax-Exempt Commercial Paper
TOB      --  Tender Option Bonds
TRAN     --  Tax and Revenue Anticipation
             Notes
VA       --  Veterans Administration
VRWE     --  Variable Rate Wednesday Demand
XLCA     --  XLCapital Assurance

      26 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)              SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                                      GEORGIA      PENNSYLVANIA
                                                     PORTFOLIO       PORTFOLIO
================================================================================
ASSETS:
  Investments, at value (Cost -- $61,493,104 and
    $85,311,783, respectively)                     $66,594,386     $ 90,366,109
  Cash                                                 757,410          220,709
  Interest receivable                                1,067,726        1,498,518
  Receivable for securities sold                       219,300           75,000
  Receivable for Fund shares sold                        6,545          368,805
--------------------------------------------------------------------------------
  TOTAL ASSETS                                      68,645,367       92,529,141
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                   1,043,023        1,256,073
  Management fees payable                               51,026           33,194
  Distribution fees payable                             26,214           51,981
  Payable to broker-- variation margin                  11,562           23,125
  Payable for Fund shares purchased                        467            2,035
  Accrued expenses                                      38,637           27,167
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                  1,170,929        1,393,575
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                   $67,474,438     $ 91,135,566
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest       $     4,972     $      6,741
  Capital paid in excess of par value               63,911,963       87,867,792
  Undistributed (overdistributed) net
    investment income                                   51,750          (60,110)
  Accumulated net realized loss from security
    transactions                                    (1,559,670)      (1,661,465)
  Net unrealized appreciation of investments
    and futures contracts                            5,065,423        4,982,608
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                   $67,474,438     $ 91,135,566
================================================================================
SHARES OUTSTANDING:
  Class A                                            3,406,398        2,746,696
  ------------------------------------------------------------------------------
  Class B                                              924,353        2,968,221
  ------------------------------------------------------------------------------
  Class L                                              641,034        1,025,840
  ------------------------------------------------------------------------------
NET ASSET VALUE:
  Class A (and redemption price)                   $     13.58     $      13.55
  ------------------------------------------------------------------------------
  Class B *                                        $     13.55     $      13.50
  ------------------------------------------------------------------------------
  Class L **                                       $     13.54     $      13.49
  ------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
  Class A (net asset value plus 4.17% of
    net asset value)                               $     14.15     $      14.12
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of
    net asset value)                               $     13.68     $      13.63
================================================================================

  * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).

 ** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

      27 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002

                                                      GEORGIA      PENNSYLVANIA
                                                     PORTFOLIO       PORTFOLIO
================================================================================
INVESTMENT INCOME:
  Interest                                          $1,874,729      $ 2,492,739
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 4)                             145,952          194,657
  Distribution fees (Note 4)                           102,603          195,123
  Audit and legal                                        7,869            7,144
  Shareholder and system servicing fees                  6,954           16,142
  Shareholder communications                             6,954           14,045
  Pricing service fees                                   4,941            5,490
  Registration fees                                      4,026            2,507
  Trustees' fees                                         2,835            4,435
  Custody                                                1,464            2,846
  Other                                                  3,111            2,562
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                       286,709          444,951
  Less: Management fee waiver (Note 4)                      --          (49,737)
--------------------------------------------------------------------------------
  NET EXPENSES                                         286,709          395,214
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                1,588,020        2,097,525
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FUTURES CONTRACTS (NOTES 5 AND 6):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                              7,346,419       14,391,292
    Cost of securities sold                          7,175,869       14,214,652
--------------------------------------------------------------------------------
  NET REALIZED GAIN                                    170,550          176,640
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of
  Investments and Futures Contracts:
    Beginning of period                              1,384,614          150,114
    End of period                                    5,065,423        4,982,608
--------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION            3,680,809        4,832,494
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS        3,851,359        5,009,134
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              $5,439,379      $ 7,106,659
================================================================================


                       See Notes to Financial Statements.

      28 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2002

GEORGIA PORTFOLIO                                 SEPTEMBER 30       MARCH 31
================================================================================
OPERATIONS:
  Net investment income                          $  1,588,020      $  3,110,736
  Net realized gain                                   170,550           468,483
  Increase (decrease) in net unrealized
    appreciation                                    3,680,809        (1,957,401)
--------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS            5,439,379         1,621,818
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                            (1,544,569)       (3,104,995)
  In excess of net investment income                       --            (9,655)
--------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                  (1,544,569)       (3,114,650)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                  5,241,008         9,198,902
  Net asset value of shares issued for
    reinvestment of dividends                         561,895         1,231,065
  Cost of shares reacquired                        (4,889,032)      (10,478,946)
--------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                           913,871           (48,979)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                   4,808,681        (1,541,811)
NET ASSETS:
  Beginning of period                              62,665,757        64,207,568
--------------------------------------------------------------------------------
  End of period*                                 $ 67,474,438      $ 62,665,757
================================================================================
* Includes undistributed net investment income of:    $51,750      $      8,299
================================================================================

                       See Notes to Financial Statements.

      29 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 2002

PENNSYLVANIA PORTFOLIO                            SEPTEMBER 30       MARCH 31
================================================================================
OPERATIONS:
  Net investment income                          $  2,097,525      $  3,922,341
  Net realized gain (loss)                            176,640          (309,800)
  Increase (decrease) in net unrealized
    appreciation                                    4,832,494          (375,997)
--------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS            7,106,659         3,236,544
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                            (2,163,476)       (3,945,579)
  In excess of net investment income                       --           (36,065)
--------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                  (2,163,476)       (3,981,644)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                  9,781,679        20,932,439
  Net asset value of shares issued for
    reinvestment of dividends                       1,188,058         2,194,515
  Cost of shares reacquired                        (8,726,995)       (9,909,815)
--------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                         2,242,742        13,217,139
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                              7,185,925        12,472,039
NET ASSETS:
  Beginning of period                              83,949,641        71,477,602
--------------------------------------------------------------------------------
  End of period*                                 $ 91,135,566      $ 83,949,641
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                    $    (60,110)     $      5,841
================================================================================

                       See Notes to Financial Statements.

       30 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.  Significant Accounting Policies

The Georgia and Pennsylvania Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified management investment company and consists of these Portfolios and seven other separate investment portfolios:
Florida, National, New York, Limited Term, California Money Market, Massachusetts Money Market and New York Money Market portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2002, reclassifications were made to the Portfolios, capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly for the Georgia and Pennsylvania Portfolios, a portion of overdistributed net investment income amounting to $9,655 and $36,065, respectively, were reclassified to paid-in

      31 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

capital. Net investment income, net realized gains and net assets were not affected by these changes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolios to amortize premium and accrete all discounts on all fixed-income securities. The Portfolios adopted this requirement effective April 1, 2001. This change does not affect the Portfolios' net asset value, but does change the classification of certain amounts in the statement of operations. For the six months ended September 30, 2002, interest income increased by $26,881 and interest income decreased by $1,034, net realized gain increased by $2,444 and $3,594, and the change in net unrealized appreciation of investments decreased by $29,325 and $2,560, for Georgia and Pennsylvania Portfolios, respectively. In addition, on March 31, 2002, the Portfolios recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $11,602 and $9,570, for Georgia and Pennsylvania Portfolios, respectively, to reflect the cumulative effect of this change up to the date of the adoption.

2.  Portfolio Concentration

Since the Georgia and Pennsylvania Portfolios invest primarily in obligations of issuers within Georgia and Pennsylvania, respectively, each Portfolio is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting the respective state in which it invests.

3.  Exempt-Interest Dividends and Other Distributions

Each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from

      32 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4.  Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolios. The Portfolios pay SBFM a management fee calculated at an annual rate of 0.45% of their respective average daily net assets. This fee is calculated daily and paid monthly. For the six months ended September 30, 2002, SBFM waived management fee of $49,737 for the Pennsylvania Portfolio.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended September 30, 2002, the Portfolios paid transfer agent fees totaling $17,579 to CTB.

The totals for each Portfolio were as follows:

PORTFOLIO                                                 TRANSFER AGENT FEES
================================================================================
Georgia                                                         $ 6,332
--------------------------------------------------------------------------------
Pennsylvania                                                     11,247
================================================================================

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and by

      33 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 2002, CDSCs paid to SSB and sales charges received by SSB were approximately:

                                                 CDSCS        SALES CHARGES
                                                -------     ------------------
PORTFOLIO                                       CLASS B     CLASS A     CLASS L
================================================================================
Georgia                                         $ 3,000     $34,000     $ 5,000
--------------------------------------------------------------------------------
Pennsylvania                                     13,000      36,000      10,000
================================================================================

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Portfolios also pay a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the six months ended September 30, 2002, total Distribution Plan fees incurred were:

PORTFOLIO                                        CLASS A     CLASS B    CLASS L
================================================================================
Georgia                                          $33,092    $ 40,248    $29,263
--------------------------------------------------------------------------------
Pennsylvania                                      26,790     122,790     45,543
================================================================================

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

5.  Investments

During the six months ended September 30, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                     GEORGIA     PENNSYLVANIA
                                                    PORTFOLIO      PORTFOLIO
================================================================================
Purchases                                          $8,022,199    $17,402,645
--------------------------------------------------------------------------------
Sales                                               7,346,419     14,391,292
================================================================================

      34 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

At September 30, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                     GEORGIA     PENNSYLVANIA
                                                    PORTFOLIO      PORTFOLIO
================================================================================
Gross unrealized appreciation                      $5,886,224     $5,550,807
Gross unrealized depreciation                        (784,942)      (496,481)
--------------------------------------------------------------------------------
Net unrealized appreciation                        $5,101,282     $5,054,326
================================================================================

6.  Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 2002, the Portfolios had the following open futures contracts:

                           # OF                   BASIS      MARKET   UNREALIZED
GEORGIA PORTFOLIO        CONTRACTS  EXPIRATION    VALUE       VALUE      LOSS
================================================================================
To Sell:
10-year U.S. Treasury Note  10         12/02    $1,139,062 $1,159,062  $(20,000)
20-year U.S. Treasury Bond  10         12/02     1,126,641  1,142,500   (15,859)
--------------------------------------------------------------------------------
                                                                       $(35,859)
================================================================================

      35 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                           # OF                   BASIS      MARKET   UNREALIZED
PENNSYLVANIA PORTFOLIO   CONTRACTS  EXPIRATION    VALUE       VALUE      LOSS
================================================================================
To Sell:
10-year U.S. Treasury Note  20         12/02   $2,278,125  $2,318,125  $(40,000)
20-year U.S. Treasury Bond  20         12/02    2,253,282   2,285,000   (31,718)
--------------------------------------------------------------------------------
                                                                       $(71,718)
================================================================================

7.  Capital Loss Carryforwards

At March 31, 2002, the Georgia and Pennsylvania Portfolios had, for Federal income tax purposes, approximately $1,684,000 and $1,684,000, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

Portfolio                                        2008       2009         2010
================================================================================
Georgia                                       $737,000    $947,000    $      --
--------------------------------------------------------------------------------
Pennsylvania                                   668,000     857,000      159,000
================================================================================


8.  Shares of Beneficial Interest

At September 30, 2002, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

      36 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

TRANSACTIONS IN SHARES OF EACH CLASS WERE AS FOLLOWS:

                              SIX MONTHS ENDED                YEAR ENDED
                             SEPTEMBER 30, 2002             MARCH 31, 2001
                           ----------------------       -----------------------
GEORGIA PORTFOLIO           SHARES        AMOUNT         SHARES        AMOUNT
================================================================================
CLASS A
Shares sold                 245,787    $ 3,225,232       507,739    $ 6,608,687
Shares issued
  on reinvestment            22,234        293,158        61,586        778,126
Shares reacquired          (217,089)    (2,823,901)     (561,687)    (7,129,877)
--------------------------------------------------------------------------------
Net Increase                 50,932    $   694,489         7,638    $   256,936
================================================================================
CLASS B
Shares sold                 112,940    $ 1,467,652       103,568    $ 1,313,095
Shares issued
  on reinvestment            10,723        141,018        20,779        262,593
Shares reacquired          (103,870)    (1,362,423)     (199,358)    (2,523,613)
--------------------------------------------------------------------------------
Net Increase (Decrease)      19,793    $   246,247       (75,011)   $  (947,925)
================================================================================
CLASS L
Shares sold                  41,485    $   548,124       159,064    $ 2,040,373
Shares issued
  on reinvestment             9,715        127,719        17,728        224,166
Shares reacquired           (53,619)      (702,708)      (81,419)    (1,021,398)
--------------------------------------------------------------------------------
Net Increase (Decrease)      (2,419)   $   (26,865)       95,373    $ 1,243,141
================================================================================

PENNSYLVANIA PORTFOLIO
================================================================================
CLASS A
Shares sold                 295,608    $ 3,889,257       491,279    $ 6,217,082
Shares issued
  on reinvestment            42,399        559,101        81,015      1,009,519
Shares reacquired          (356,320)    (4,671,621)     (447,242)    (5,487,992)
--------------------------------------------------------------------------------
Net Increase (Decrease)     (18,313)   $  (223,263)      125,052    $ 1,738,609
================================================================================
CLASS B
Shares sold                 336,841    $ 4,424,575       489,075    $ 6,110,121
Shares issued
  on reinvestment            35,241        463,636        56,185        699,260
Shares reacquired          (233,749)    (3,053,724)     (381,940)    (4,744,589)
--------------------------------------------------------------------------------
Net Increase                138,333    $ 1,834,487       163,320    $ 2,064,792
================================================================================
CLASS L
Shares sold                 111,408    $ 1,467,847       144,826    $ 1,812,137
Shares issued
  on reinvestment            12,571        165,321        21,628        269,246
Shares reacquired           (76,373)    (1,001,650)      (68,746)      (858,526)
--------------------------------------------------------------------------------
Net Increase                 47,606    $   631,518        97,708    $ 1,222,857
================================================================================


      37 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                       CLASS A SHARES
                                  ------------------------------------------------------------
GEORGIA PORTFOLIO                   2002(1)(2)   2002(2)   2001(2)   2000(2)   1999(2)   1998
==============================================================================================
NET ASSET VALUE,
  BEGINNING OF PERIOD            $ 12.79      $ 13.08   $ 12.40   $ 13.43   $ 13.43   $ 12.48
----------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)(4)       0.34         0.65      0.64      0.65      0.62      0.67
  Net realized and unrealized
    gain (loss)(4)                  0.77        (0.29)     0.69     (1.06)     0.12      1.03
----------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                   1.11         0.36      1.33     (0.41)     0.74      1.70
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.32)       (0.65)    (0.65)    (0.62)    (0.62)    (0.67)
  In excess of net investment
    income                            --        (0.00)*      --        --     (0.03)       --
  Net realized gains                  --           --        --        --     (0.09)    (0.08)
----------------------------------------------------------------------------------------------
Total Distributions                (0.32)       (0.65)    (0.65)    (0.62)    (0.74)    (0.75)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $ 13.58      $ 12.79   $ 13.08   $ 12.40   $ 13.43   $ 13.43
----------------------------------------------------------------------------------------------
TOTAL RETURN                        8.81%++      2.76%    11.02%    (2.97)%    5.61%    13.85%
----------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S) $46,273      $42,917   $45,594   $43,100   $34,680   $20,502
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(5)                   0.70%+       0.75%     0.75%     0.68%     0.64%     0.50%
   Net investment income(4)         5.08+        4.97      5.08      4.74      4.63      5.10
----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE               11%          43%       35%       98%       48%       36%
==============================================================================================

(1)  For the six months ended September 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) The Manager has waived all or part of its fees for the years ended March 31, 1999 and 1998. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios
                     Net Investment Income          Without Fee Waivers and/or
                      Per Share Decreases             Expense Reimbursements
                    -----------------------           -----------------------
                       1999        1998                   1999       1998
                       -----       -----                  -----      -----
    Class A            $0.01       $0.04                  0.74%      0.83%

(4)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the six months ended September 30, 2002, those amounts would have been $0.33, $0.78, and 5.00% for net investment income, net realized and unrealized gain and the annualized ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(5) As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.

*    Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

      38 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                          CLASS B SHARES
                                  ------------------------------------------------------------
GEORGIA PORTFOLIO                   2002(1)(2)   2002(2)   2001(2)   2000(2)   1999(2)   1998
==============================================================================================
NET ASSET VALUE,
  BEGINNING OF PERIOD            $ 12.76      $ 13.07   $ 12.40   $ 13.42   $ 13.43   $ 12.47
----------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)(4)       0.30         0.58      0.58      0.56      0.56      0.61
  Net realized and unrealized
    gain (loss)(4)                  0.78        (0.30)     0.68     (1.03)     0.10      1.03
----------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                        1.08         0.28      1.26     (0.47)     0.66      1.64
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.29)       (0.59)    (0.59)    (0.55)    (0.55)    (0.60)
  In excess of net investment
    income                            --        (0.00)*      --        --     (0.03)       --
  Net realized gains                  --           --        --        --     (0.09)    (0.08)
----------------------------------------------------------------------------------------------
Total Distributions                (0.29)       (0.59)    (0.59)    (0.55)    (0.67)    (0.68)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $ 13.55      $ 12.76   $ 13.07   $ 12.40   $ 13.42   $ 13.43
----------------------------------------------------------------------------------------------
TOTAL RETURN                        8.58%++      2.12%    10.39%    (3.45)%    4.99%    13.39%
----------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S) $12,524      $11,544   $11,154   $11,503   $13,633   $10,712
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(5)                   1.25%+       1.29%     1.30%     1.30%     1.15%     1.02%
   NET INVESTMENT INCOME(4)         4.53+        4.42      4.56      4.47      4.12      4.58
----------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE               11%          43%       35%       98%       48%       36%
==============================================================================================

(1)  For the six months ended September 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) The Manager has waived all or part of its fees for the years ended March 31, 1999 and 1998. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios
                     Net Investment Income          Without Fee Waivers and/or
                      Per Share Decreases             Expense Reimbursements
                    -----------------------           -----------------------
                       1999        1998                   1999       1998
                       -----       -----                  -----      -----
    Class B            $0.02       $0.04                  1.26%      1.35%

(4)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the six months ended September 30, 2002, those amounts would have been $0.29, $0.79, and 4.48% for net investment income, net realized and unrealized gain and the annualized ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(5) As a result of voluntary expense limitations, expense ratios will not exceed 1.30%.

*    Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

      39 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                            CLASS L SHARES
                                  ---------------------------------------------------------------
GEORGIA PORTFOLIO                   2002(1)(2)   2002(2)   2001(2)   2000(2)   1999(2)(3)   1998
=================================================================================================
NET ASSET VALUE,
  BEGINNING OF PERIOD             $12.75       $13.05    $12.39    $13.41    $13.41       $12.46
-------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)(5)       0.29         0.57      0.57      0.56      0.55         0.60
  Net realized and unrealized
    gain (loss)(5)                  0.79        (0.29)     0.67     (1.04)     0.12         1.02
-------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                   1.08         0.28      1.24     (0.48)     0.67         1.62
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.29)       (0.58)    (0.58)    (0.54)    (0.55)       (0.59)
  In excess of net investment
    income                            --        (0.00)*      --        --     (0.03)          --
  Net realized gains                  --           --        --        --     (0.09)       (0.08)
-------------------------------------------------------------------------------------------------
Total Distributions                (0.29)       (0.58)    (0.58)    (0.54)    (0.67)       (0.67)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD    $13.54       $12.75    $13.05    $12.39    $13.41       $13.41
-------------------------------------------------------------------------------------------------
TOTAL RETURN                        8.56%++      2.15%    10.26%    (3.51)%    5.01%       13.23%
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)  $8,677       $8,205    $7,460    $5,893    $7,304       $4,641
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(4)(6)                   1.31%+       1.34%     1.35%     1.33%     1.20%        1.06%
   Net investment income(5)         4.42+        4.39      4.48      4.44      4.07         4.54
-------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE               11%          43%       35%       98%       48%          36%
=================================================================================================

(1)  For the six months ended September 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)  On June 12, 1998, Class C shares were renamed Class L shares.

(4) The Manager has waived all or part of its fees for the years ended March 31, 1999 and 1998. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios
                     Net Investment Income          Without Fee Waivers and/or
                      Per Share Decreases             Expense Reimbursements
                    -----------------------           -----------------------
                       1999        1998                   1999       1998
                       -----       -----                  -----      -----
    Class L            $0.02       $0.04                  1.31%      1.39%

(5)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the six months ended September 30, 2002, the change to net investment income, net realized and unrealized gain and the annualized ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(6) As a result of voluntary expense limitations, expense ratios will not exceed 1.35%.

*    Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

     40 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                          CLASS A SHARES
                                  ---------------------------------------------------------------
PENNSYLVANIA PORTFOLIO              2002(1)(2)   2002(2)   2001(2)   2000(2)   1999(2)      1998
=================================================================================================
NET ASSET VALUE,
  BEGINNING OF PERIOD            $ 12.79      $ 12.89   $ 12.18   $ 13.44   $ 13.54      $ 12.66
-------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)(4)       0.34         0.69      0.69      0.67      0.66         0.73
  Net realized and unrealized
    gain (loss)(4)                  0.77        (0.09)     0.71     (1.25)     0.08         0.95
-------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                   1.11         0.60      1.40     (0.58)     0.74         1.68
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.35)       (0.69)    (0.69)    (0.66)    (0.69)       (0.69)
  In excess of net investment
    income                            --        (0.01)       --        --        --           --
  Net realized gains                  --           --        --     (0.02)    (0.15)       (0.11)
-------------------------------------------------------------------------------------------------
Total Distributions                (0.35)       (0.70)    (0.69)    (0.68)    (0.84)       (0.80)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $ 13.55      $ 12.79   $ 12.89   $ 12.18   $ 13.44      $ 13.54
-------------------------------------------------------------------------------------------------
TOTAL RETURN                        8.77%++      4.69%    11.84%    (4.31)%    5.61%       13.52%
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S) $37,206      $35,370   $31,203   $27,978   $31,718      $15,955
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(5)                   0.60%+       0.50%     0.54%     0.63%     0.50%        0.37%
   Net investment income(4)         5.20+        5.34      5.55      5.29      4.94         5.46
-------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE               17%          49%       34%       54%       49%          81%
=================================================================================================

(1)  For the six months ended September 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) The Manager has waived all or part of its fees for the six months ended September 30, 2002 and the years ended March 31, 2002, 2001, 2000, 1999 and 1998. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                                      Expense Ratios
                       Net Investment Income                    Without Fee Waivers and/or
                        Per Share Decreases                       Expense Reimbursements
             ------------------------------------------  -----------------------------------------
             2002(1)   2002   2001   2000   1999   1998  2002(1)  2002   2001  2000   1999   1998
             -------   ----   ----   ----   ----   ----  -------  ----   ----  ----   ----   ----
    Class A  $0.01    $0.03  $0.02  $0.01  $0.03  $0.05   0.71%+  0.70%  0.74% 0.75%  0.75%  0.79%

(4)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the six months ended September 30, 2002, the change to net investment income, net realized and unrealized gain and the annualized ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(5) As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

      41 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                           CLASS B SHARES
                                  ---------------------------------------------------------------
PENNSYLVANIA PORTFOLIO              2002(1)(2)   2002(2)   2001(2)   2000(2)   1999(2)      1998
=================================================================================================
NET ASSET VALUE,
  BEGINNING OF PERIOD            $ 12.76      $ 12.86   $ 12.17   $ 13.42   $ 13.52      $ 12.64
-------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)(4)       0.30         0.62      0.62      0.60      0.60         0.65
  Net realized and unrealized
    gain (loss)(4)                  0.76        (0.08)     0.70     (1.24)     0.07         0.96
-------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                   1.06         0.54      1.32     (0.64)     0.67         1.61
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.32)       (0.63)    (0.63)    (0.59)    (0.62)       (0.62)
  In excess of net investment
    income                            --        (0.01)       --        --        --           --
  Net realized gains                  --           --        --     (0.02)    (0.15)       (0.11)
-------------------------------------------------------------------------------------------------
Total Distributions                (0.32)       (0.64)    (0.63)    (0.61)    (0.77)       (0.73)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $ 13.50      $ 12.76   $ 12.86   $ 12.17   $ 13.42      $ 13.52
-------------------------------------------------------------------------------------------------
TOTAL RETURN                        8.38%++      4.22%    11.15%    (4.78)%    5.07%       12.97%
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S) $40,086      $36,108   $29,894   $26,296   $25,234      $19,268
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)(5)                   1.13%+       1.03%     1.08%     1.15%     1.01%        0.89%
   Net investment income(4)         4.66+        4.80      5.01      4.79      4.45         4.94
-------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE               17%          49%       34%       54%       49%          81%
=================================================================================================

(1)  For the six months ended September 30, 2002 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3) The Manager has waived all or part of its fees for the six months ended September 30, 2002 and the years ended March 31, 2002, 2001, 2000, 1999 and 1998. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                                      Expense Ratios
                       Net Investment Income                    Without Fee Waivers and/or
                        Per Share Decreases                       Expense Reimbursements
             ------------------------------------------  -----------------------------------------
             2002(1)   2002   2001   2000   1999   1998  2002(1)  2002   2001  2000   1999   1998
             -------   ----   ----   ----   ----   ----  -------  ----   ----  ----   ----   ----
    Class B   $0.01   $0.03  $0.02  $0.01  $0.03  $0.05  1.25%+   1.24%  1.28% 1.26%  1.26%  1.31%

(4)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the six months ended September 30, 2002, the change to net investment income, net realized and unrealized gain and the annualized ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(5) As a result of voluntary expense limitations, expense ratios will not exceed 1.30%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

      42 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                          CLASS L SHARES
                                  ---------------------------------------------------------------
PENNSYLVANIA PORTFOLIO              2002(1)(2)   2002(2)   2001(2)   2000(2)   1999(2)(3)   1998
=================================================================================================
NET ASSET VALUE,
  BEGINNING OF PERIOD            $ 12.75      $ 12.85   $ 12.16   $13.41    $ 13.51       $12.64
-------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(4)(5)       0.30         0.62      0.61     0.59       0.60         0.64
  Net realized and unrealized
    gain (loss)(5)                  0.75        (0.09)     0.70    (1.24)      0.06         0.96
-------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                   1.05         0.53      1.31    (0.65)      0.66         1.60
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income            (0.31)       (0.62)    (0.62)   (0.58)     (0.61)       (0.62)
  In excess of net investment
    income                            --        (0.01)       --       --         --           --
  Net realized gains                  --           --        --    (0.02)     (0.15)       (0.11)
-------------------------------------------------------------------------------------------------
Total Distributions                (0.31)       (0.63)    (0.62)   (0.60)     (0.76)       (0.73)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD   $ 13.49      $ 12.75   $ 12.85   $12.16    $ 13.41       $13.51
-------------------------------------------------------------------------------------------------
TOTAL RETURN                        8.36%++      4.16%    11.08%   (4.83)%     5.02%       12.84%
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S) $13,844      $12,472   $10,381   $8,635    $10,490       $7,729
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(4)(6)                   1.19%+       1.08%     1.16%    1.20%      1.07%        0.94%
   Net investment income(5)         4.62+        4.77      4.94     4.70       4.40         4.89
-------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE               17%          49%       34%      54%        49%          81%
=================================================================================================

(1)  For the six months ended September 30, 2002 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
(4) The Manager has waived all or part of its fees for the six months ended September 30, 2002 and the years ended March 31, 2002, 2001, 2000, 1999 and 1998. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                                      Expense Ratios
                       Net Investment Income                    Without Fee Waivers and/or
                        Per Share Decreases                       Expense Reimbursements
             ------------------------------------------  -----------------------------------------
             2002(1)   2002   2001   2000   1999   1998  2002(1)  2002   2001  2000   1999   1998
             -------   ----   ----   ----   ----   ----  -------  ----   ----  ----   ----   ----
    Class L  $0.01    $0.03  $0.02  $0.01  $0.03  $0.05   1.30%+  1.28%  1.36% 1.32%  1.32%  1.36%

(5)  Without the adoption of the change in the accounting method discussed in
     Note 1 to the financial statements, for the six months ended September 30, 2002, the change to net investment income, net realized and unrealized gain and the annualized ratio of net investment income to average net assets was less than $0.01, $0.01 and 0.01%, respectively. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(6) As a result of voluntary expense limitations, expense ratios will not exceed 1.35%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

      43 SMITH BARNEY MUNI FUNDS | 2002 Semi-Annual Report to Shareholders

Smith Barney
 MUNI FUNDS

   TRUSTEES
   Lee Abraham
   Allan J. Bloostein
   Jane F. Dasher
   Donald R. Foley
   R. Jay Gerken, Chairman
   Richard E. Hanson, Jr.
   Paul Hardin
   Roderick C. Rasmussen
   John P. Toolan

   Joseph H. Fleiss, Emeritus

   OFFICERS
   R. Jay Gerken
   President and
   Chief Executive Officer

   Lewis E. Daidone
   Senior Vice President
   and Chief Administrative Officer

   Richard L. Peteka
   Chief Financial Officer
   and Treasurer

   Peter M. Coffey
   Vice President and
   Investment Officer

   Kaprel Ozsolak
   Controller

   Christina T. Sydor
   Secretary

INVESTMENT MANAGER
Smith Barney Fund
   Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
State Street Bank and
  Trust Company

TRANSFER AGENT
Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

SMITH BARNEY MUNI FUNDS

This report is submitted for the general information of shareholders of Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after December 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNI FUNDS
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004


For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

Logo: Salomon Smith Barney
A member of citigroup

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD01563 11/02                                                            02-4054

--------------------------------------------------------------------------------

           -----------------------------------------------------------
                                  SMITH BARNEY
                                   MUNI FUNDS
                                CALIFORNIA MONEY
                                MARKET PORTFOLIO
           -----------------------------------------------------------

                     SEMI-ANNUAL REPORT | SEPTEMBER 30, 2002

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(SM)

           -----------------------------------------------------------
             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
           -----------------------------------------------------------

[PHOTO OMITTED]                [PHOTO OMITTED]                [PHOTO OMITTED]
R. JAY                         JOSEPH P.                      JULIE P.
GERKEN                         DEANE                          CALLAHAN

Chairman                       Vice President and             Vice President and
                               Investment Officer             Investment Officer

Dear Shareholder,

We are pleased to provide the semi-annual report for Smith Barney Muni Funds - California Money Market Portfolio ("Portfolio") for the period ended September 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders

Please note that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Smith Barney Muni Funds replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Review

For the six months ended September 30, 2002, the Portfolio's Class A shares returned 0.41%. In comparison, the 90-day U.S. Treasury bill returned 0.83% for the same period.

    1   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

As of September 30, 2002, the Portfolio's seven-day current yield was 0.95% and its seven-day effective yield,(1) which reflects compounding, was 0.95%. Please note these numbers are the same due to rounding.

Investment Strategy

The Portfolio seeks to provide income exempt from both regular federal income taxes and California personal income taxes(2) from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Please note that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Portfolio Manager Market and Portfolio Overview

In our opinion, the fixed-income market was supported not only by solid fundamentals such as low inflation and an extremely accommodative Federal Open Market Committee ("FOMC" or "Committee")(3) during the period, but also by strong emotional factors such as nervous investors seeking alternatives to volatile equity markets. The FOMC lowered short-term interest rates eleven times in 2001 in an effort to boost an ailing economy. Seeing little improvement, the Committee decided to leave the federal funds rate ("fed funds rate")(4) unchanged at its historically low level of 1.75% during each of the six meetings it held throughout the first nine months of 2002. We believe that the FOMC has been cautious about raising rates because its members did not want to jeopardize any potential economic recovery. Instead, the FOMC appears to be waiting for more convincing evidence showing that the U.S. economy is on track for a sustainable recovery before increasing the fed funds rate. The FOMC issued a statement on September 24th explaining that the Committee's accommodative monetary policy, combined with a "robust underlying growth in productivity" in the country should help businesses recover. "However," the Committee warned, "considerable uncertainty persists

----------
(1) The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

(2) Please note a portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT"). Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

(3) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(4) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

    2   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders
about the extent and timing of the expected pickup in production and employment owing in part to the emergence of heightened geopolitical risks."

As investors searched for alternatives to the volatile stock market during the period, demand for short-term municipal obligations increased, pushing up prices. This trend contributed to a considerable decline in the Portfolio's returns (as the price and yield of fixed-income securities are inversely related). The FOMC's aggressive rate cuts also contributed to these lower yields.

Portfolio Manager California Highlights

While the State of California has a broad and diversified economy, like many states, it has been severely affected by the downturn in the economy. This downturn has resulted in an extremely large projected budget gap for the 2002-2003 fiscal year. In order to close this gap, the Governor has proposed a combination of spending reductions, new revenue-generating proposals and tapping into several one-time sources of revenue the State expects to see in the near future. However, we remain concerned about the Governor's expectations for a quick and powerful recovery in the State. If the Governor's projections turn out to be overly optimistic, California could find itself under additional credit rating pressure. In short, we believe that a combination of careful budget cuts and conservative budget projections are necessary in order for California to successfully navigate its way through this budget crisis. We will monitor the situation closely.

Portfolio Manager Portfolio Outlook

Going forward, we will continue to be prudent with respect to credit quality and diversification,(5) focusing on high-quality, liquid issues consisting of both variable and fixed-rate products. We anticipate maintaining an average maturity target of roughly 50 days as we attempt to take advantage of possible higher interest rates if and when the FOMC sees the economy strengthening and increases the fed funds rate.

Generally, we remain cautiously optimistic about the economy. In our view, the U.S. economy appears to have bottomed out. Barring any further terrorism attacks or acts of war, we believe the economic environment will improve faster than many people expect.

----------
(5)   Diversification does not assure against market loss.


    3   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

Thank you for your investment in the Smith Barney Muni Funds - California Money Market Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ R. Jay Gerken                      /s/ Joseph P. Deane


R. Jay Gerken                          Joseph P. Deane
Chairman                               Vice President and
                                       Investment Officer

/s/ Julie P. Callahan

Julie P. Callahan
Vice President and
Investment Officer

October 14, 2002

The information provided in this letter by the portfolio manager represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 5 through 12 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance and the portfolio manager's views are as of September 30, 2002 and are subject to change.

    4   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                           September 30, 2002
================================================================================

    FACE
   AMOUNT     RATING(a)                         SECURITY                                   VALUE
===================================================================================================
$23,900,000   SP-1+      Alameda County Board of Education TRAN 3.00% due 7/1/03     $   24,135,535
  1,960,000   SP-1+      Alameda County IDR Design Workshop 1.75% VRDO AMT                1,960,000
  2,000,000   VMIG 1*    Alisal USD COP Series A 1.55% VRDO                               2,000,000
  2,325,000   VMIG 1*    Alvord USD Financing Corp. COP 1.65% VRDO                        2,325,000
  6,180,000   A-1+       Anaheim Housing Authority MFH Sea Wind Apartments
                           Series C 1.55% VRDO AMT                                        6,180,000
  5,300,000   A-1        Anaheim UHSD COP FSA-Insured 1.65% VRDO                          5,300,000
  9,000,000   A-1+       Antelope Valley Health Care District Series A 1.60% VRDO         9,000,000
  8,000,000   A-1+       Auburn USD COP FSA-Insured 1.60% VRDO                            8,000,000
  4,350,000   VMIG 1*    Barstow MFH Rim Rock Village Apartments 1.63% VRDO AMT           4,350,000
 10,000,000   VMIG 1*    Berkeley TRAN 3.00% due 12/5/02                                 10,019,214
  9,380,000   SP-1+      Berkeley USD TRAN 3.00% due 10/23/02                             9,388,937
                         California Cities Home Ownership Authority Lease Purchase
                           Program:
 33,785,000   A-1+           Series A 1.65% VRDO                                         33,785,000
  5,650,000   A-1+           Series B 1.65% VRDO                                          5,650,000
 10,000,000   SP-1+      California Community College Finance Authority TRAN
                           Series A 3.00% due 6/30/03                                    10,096,695
  8,150,000   VMIG 1*    California EFA St. Mary's College Series B 1.60% VRDO            8,150,000
                         California Health Facilities Finance Authority:
                           Adventist Health System Series B:
  8,060,000   A-1+           1.60% VRDO                                                   8,060,000
 12,000,000   A-1+           1.90% VRDO                                                  12,000,000
  7,100,000   VMIG 1*      Memorial Health Services 1.65% VRDO                            7,100,000
 16,575,000   A-1+         Presbyterian Homes MBIA-Insured 1.62% VRDO                    16,575,000
  4,710,000   A-1          Scripps Health Care Series A MBIA-Insured 1.63% VRDO           4,710,000
                         California HFA:
                           Home Mortgage:
 18,800,000   A-1            Series U MBIA-Insured 1.65% VRDO AMT                        18,800,000
 20,000,000   A-1            Series X-2 FSA-Insured 1.68% VRDO AMT                       20,000,000
 22,175,000   A-1+         MFH Series A 1.68% VRDO AMT                                   22,175,000
 11,730,000   A-1+         Series J FSA-Insured 1.68% VRDO AMT                           11,730,000
                         California Infrastructure & Economic Development Bank:
 14,000,000   VMIG 1*      Academy Motion Picture AMBAC-Insured 1.61% VRDO               14,000,000
                           ISO MBIA-Insured:
  9,700,000   A-1+           Series A 1.75% VRDO                                          9,700,000
 34,610,000   A-1+           Series C 1.70% VRDO                                         34,610,000
                           J.P. Getty Trust:
  3,750,000   A-1+           1.45% due 12/19/02 TECP                                      3,750,000
  7,000,000   A-1+           1.50% due 1/24/03 TECP                                       7,000,000
 18,800,000   A-1+         Rand Corp. Series B 1.95% VRDO                                18,800,000
  2,400,000   A-1          Roller Bearing of America 1.75% VRDO AMT                       2,400,000

                       See Notes to Financial Statements.

    5   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)               September 30, 2002
================================================================================

    FACE
   AMOUNT     RATING(a)                         SECURITY                                   VALUE
===================================================================================================
                         California PCFA:
                           PCR:
$ 7,400,000   P-1*           Sierra Pacific Industries Project 1.60% VRDO            $    7,400,000
                             Southdown Inc.:
  6,395,000   A-1+             Series 83A 1.25% VRDO                                      6,395,000
  6,700,000   A-1+             Series 83B 1.25% VRDO                                      6,700,000
  3,175,000   A-1            Wadham Energy Series A 1.65% VRDO AMT                        3,175,000
                           Solid Waste:
  4,565,000   NR#            Alameda County Industrial Project Series A
                               1.65% VRDO AMT                                             4,565,000
  4,765,000   NR#            Athens Disposal Inc. Project Series A 1.65% VRDO AMT         4,765,000
  5,615,000   NR#            Athens Services Project 1.65% VRDO AMT                       5,615,000
  4,535,000   NR#            Bay Leasing Services Series A 1.65% VRDO AMT                 4,535,000
                             BLT Enterprises:
  1,790,000   NR#              Series 99A 1.65% VRDO AMT                                  1,790,000
  3,110,000   A-1+             Series A 1.65% VRDO AMT                                    3,110,000
  7,510,000   NR#            Blue Line Transfer 1.65% VRDO AMT                            7,510,000
 16,390,000   NR#            Edco Disposal Corp. Project 1.65% VRDO AMT                  16,390,000
  3,100,000   NR#            Garaventa Enterprises Inc. 1.65% VRDO AMT                    3,100,000
 11,250,000   A-1            Norcal Waste System Inc. 1.65% VRDO AMT                     11,250,000
  6,250,000   A-1+           Republic Services Inc. Project Series A 1.65% VRDO AMT       6,250,000
  8,675,000   P-1*           Sierra Pacific Industries Inc. Project 1.70% VRDO AMT        8,675,000
    865,000   NR#            Sonoma Compost Co. Project Series A 1.65% VRDO AMT             865,000
  1,300,000   NR#            South County Sanitary Services Series 99A
                               1.70% VRDO AMT                                             1,300,000
                             Waste Management Inc. Project Series A:
  4,000,000   A-1+             1.63% VRDO AMT                                             4,000,000
  5,000,000   A-1+             1.70% VRDO AMT                                             5,000,000
  3,200,000   NR#            Willits Project Series A 1.65% VRDO AMT                      3,200,000
 75,000,000   SP-1+      California School Cash Reserve Program Series A
                           3.00% due 7/3/03                                              75,739,110
                         California School Facilities Financing Corp. COP:
  1,250,000   VMIG 1*      Series B 1.60% VRDO                                            1,250,000
  2,340,000   A-1          Series C 1.60% VRDO                                            2,340,000
  3,260,000   A-1        California State Department of Veteran Affairs MSTC
                           Series 98-47 PART AMBAC-Insured 1.67% VRDO AMT                 3,260,000
                         California State Department of Water Resources:
 49,040,000   VMIG 1*      Series K1 1.70% VRDO                                          49,040,000
 38,040,000   VMIG 1*      Series K2 1.70% VRDO                                          38,040,000
                         California State Economic Development Finance Authority IDR:
  1,650,000   A-1+         Coast Grain Co. Project Series C 1.70% VRDO AMT                1,650,000
  1,450,000   A-1+         Lion Raisins Project 1.65% VRDO AMT                            1,450,000
  4,000,000   NR#          River Ranch Fresh Foods Project Series 98 1.65% VRDO AMT       4,000,000
                         California State GO:
 24,495,000   A-1          MSTC Series 2000-96 PART FGIC-Insured 1.50% VRDO              24,495,000

                       See Notes to Financial Statements.

    6   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)               September 30, 2002
================================================================================

    FACE
   AMOUNT     RATING(a)                         SECURITY                                   VALUE
===================================================================================================
$28,965,000   VMIG 1*      Munitops Series 00-1 PART MBIA-Insured 1.40% due 1/15/03  $   28,965,000
  3,700,000   A-1+         Series SGA-7 FSA-Insured 1.67% VRDO                            3,700,000
  3,800,000   A-1+         Series SGA-119 FGIC-Insured 2.00% VRDO                         3,800,000
                         California State RAW:
                           Series B:
 52,000,000   SP-1           2.50% due 11/27/02                                          52,057,625
  1,000,000   SP-1           3.00% due 11/27/02                                           1,002,554
 10,000,000   SP-1         Series C 2.00% due 1/30/03                                    10,005,855
                         California Statewide Communities Development Authority IDR:
  2,800,000   A-1+         A&B Die Casting Corp. Series A 1.70% VRDO AMT                  2,800,000
 11,550,000   VMIG 1*      Concordia University Project Series A 1.45% VRDO              11,550,000
  7,000,000   A-1+         Convenant Retirement Community Inc. 1.55% VRDO                 7,000,000
  7,200,000   NR#          Del Mesa Farms Project Series A 1.65% VRDO AMT                 7,200,000
  6,075,000   VMIG 1*      Memorial Health Services COP 1.65% VRDO                        6,075,000
  5,000,000   VMIG 1*      MERLOT Series E PART FSA-Insured 1.61% VRDO                    5,000,000
                           MFH Series A:
  6,500,000   A-1+           More Than Shelter Project 1.55% VRDO                         6,500,000
  2,000,000   A-1+           Oakmont of Danville-Sunrise Project 1.65% VRDO AMT           2,000,000
  1,800,000   A-1+         Nicholas Pistachio Series C 1.70% VRDO AMT                     1,800,000
  1,690,000   VMIG 1*      Nonprofit's Insurance Alliance Series A 1.65% VRDO             1,690,000
  5,300,000   VMIG 1*      Northern California Retired Officers COP 1.90% VRDO            5,300,000
  2,500,000   AAA          Oakland Convention Project AMBAC-Insured
                             5.70% due 10/1/02                                            2,500,000
                           TRAN:
 25,000,000   SP-1+          Series A 3.00% due 6/30/03                                  25,238,000
 18,000,000   SP-1+          Series B 3.00% due 6/30/03                                  18,171,360
    580,000   A-1+       California Transitional Finance Authority FSA-Insured
                           1.55% VRDO                                                       580,000
  4,256,000   VMIG 1*    Clipper Tax Exempt Trust COP Series 98-9 AMBAC-Insured
                           1.73% VRDO AMT                                                 4,256,000
                         Contra Costa MFH:
  3,700,000   A-1+         Bay Apartment Communities 1.50% VRDO                           3,700,000
 16,000,000   A-1+         Park Regency Partners Series A 1.70% VRDO AMT                 16,000,000
                         Contra Costa Water District:
  3,500,000   VMIG 1*      Munitops Series 99-8 PART FGIC-Insured
                             1.60% due 11/6/02                                            3,500,000
  5,000,000   A-1+         Series A 1.25% due 10/16/02 TECP                               5,000,000
  6,955,000   A-1+       Corona MFH (Country Hills Project) 1.56% VRDO                    6,955,000
  7,675,000   A-1+       Covina RDA MFH Shadowhills Apartments Series A
                           1.50% VRDO                                                     7,675,000
  1,645,000   A-1+       Dublin San Ramon Services District Sewer COP MBIA-Insured
                           1.60% VRDO                                                     1,645,000
                         East Bay MUD Waste Water:
  4,900,000   A-1+         1.40% due 10/16/02 TECP                                        4,900,000
 12,725,000   A-1+         Series B FSA-Insured 1.60% VRDO                               12,725,000

                       See Notes to Financial Statements.

    7   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)               September 30, 2002
================================================================================

    FACE
   AMOUNT     RATING(a)                         SECURITY                                   VALUE
===================================================================================================
$ 1,600,000   VMIG 1*    Elsinore Valley Municipal Water District COP Series A
                           FGIC-Insured 1.55% VRDO                                   $    1,600,000
  3,600,000   VMIG 1*    Escondido Community Development Authority COP
                           1.65% VRDO AMT                                                 3,600,000
  8,800,000   A-1        Fremont MFH Treetops Apartments Series A 1.60% VRDO AMT          8,800,000
 28,000,000   A-1+       Fresno Trinity Health Series C 1.65% VRDO                       28,000,000
 12,000,000   SP-1+      Fontana USD TRAN 3.00% due 7/2/03                               12,119,596
 16,300,000   A-1+       Golden Empire Schools Finance Authority Kern High School
                           District 1.60% VRDO                                           16,300,000
  4,000,000   A-1+       Hemet MFH Series A 1.55% VRDO                                    4,000,000
  7,000,000   VMIG 1*    Huntington Beach MFH (Essex Huntington Breakers Project)
                           Series 96A 1.50% VRDO                                          7,000,000
                         Irvine Improvement Board District:
 21,732,000   VMIG 1*      No. 85-7 FSA-Insured 1.60% VRDO                               21,732,000
     66,000   A-1+         No. 87-8 1.85% VRDO                                               66,000
                         Irvine Public Facilities & Infrastructure Authority:
 36,305,000   VMIG 1*      Capital Improvement Series 85 1.60% VRDO                      36,305,000
  2,920,000   VMIG 1*      Public Facilities Lease Program 1.60% VRDO                     2,920,000
  3,270,000   A-1+       Kings County 1.60% VRDO                                          3,270,000
  3,700,000   A-1+       Kings County HFA MFH 1.59% VRDO                                  3,700,000
  3,650,000   A-1+       Lancaster MFH (Willows Project) Series A 1.55% VRDO AMT          3,650,000
  9,500,000   VMIG 1*    Livermore COP AMBAC-Insured 1.55% VRDO                           9,500,000
  7,000,000   A-1+       Long Beach Housing Authority MFH Channel Points
                           Apartments 1.55% VRDO                                          7,000,000
  7,000,000   A-1+       Los Angeles Capital Asset Lease Corp.
                           1.30% due 10/11/02 TECP                                        7,000,000
  5,400,000   NR#        Los Angeles City Harbor Department
                           1.35% due 10/10/02 TECP AMT                                    5,400,000
                         Los Angeles Community RDA:
  3,900,000   A-1+         Baldwin Hills Public Park COP 1.63% due 12/1/14                3,900,000
  9,100,000   A-1+         MFH (Grand Promenade Project) 1.56% VRDO                       9,100,000
  9,285,000   A-1        Los Angeles County GO MSTC Series 9004 PART
                           FGIC-Insured 1.67% VRDO                                        9,285,000
                         Los Angeles County Housing Authority MFH:
  5,000,000   A-1+         Malibu Meadows Project 1.60% VRDO                              5,000,000
 10,700,000   A-1+         Series 84-A 1.55% VRDO                                        10,700,000
  2,400,000   A-1+         Series K 1.50% VRDO                                            2,400,000
  1,600,000   A-1+       Los Angeles County IDA (Tulip Corp. Project) Series A
                           1.60% VRDO AMT                                                 1,600,000
                         Los Angeles County MFH:
  2,400,000   A-1+         Fountain Park Project 1.60% VRDO AMT                           2,400,000
  6,205,473   VMIG 1*      Studio Colony Series C 1.61% VRDO                              6,205,473
 32,500,000   SP-1+      Los Angeles County TRAN Series A 3.00% due 6/30/03              32,823,971

                       See Notes to Financial Statements.

    8   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)               September 30, 2002
================================================================================

    FACE
   AMOUNT     RATING(a)                         SECURITY                                   VALUE
===================================================================================================
                         Los Angeles Department of Water & Power:
$12,865,000   A-1+         Putter Series 143 PART MBIA-Insured 1.45% due 12/26/02    $   12,865,000
 19,000,000   A-1+         Series A-1 1.60% VRDO                                         19,000,000
 11,000,000   A-1+         Series B-1 1.60% VRDO                                         11,000,000
 18,500,000   A-1+         Series B-3 1.60% VRDO                                         18,500,000
  5,000,000   A-1+         Series B-5 1.65% VRDO                                          5,000,000
  1,900,000   A-1+         Series B-5 1.95% VRDO                                          1,900,000
 12,400,000   A-1+         Series B-7 1.65% VRDO                                         12,400,000
 25,000,000   SP-1+      Los Angeles USD TRAN Series B 3.00% due 7/1/03                  25,244,578
                         Los Angeles Waste Water System:
  9,897,500   NR#          Series 318 FGIC-Insured 1.66% VRDO                             9,897,500
 16,400,000   A-1+         Series A 1.88% due 10/31/02                                   16,400,892
 16,000,000   A-1+         Series B 1.88% due 10/31/02                                   16,000,000
  2,925,000   A-1+       Manhattan Beach COP 1.60% VRDO                                   2,925,000
                         Metropolitan Water District Southern California:
                           Series B-1:
 41,300,000   A-1+           1.60% VRDO                                                  41,300,000
  1,700,000   A-1+           1.80% VRDO                                                   1,700,000
  2,500,000   A-1+         Series C-1 1.95% VRDO                                          2,500,000
 24,957,000   A-1+       Northern California Transmission Agency
                           1.20% due 10/8/02 TECP                                        24,957,000
  3,000,000   VMIG 1*    Oakland MERLOT Series M PART AMBAC-Insured
                           1.61% VRDO                                                     3,000,000
  5,200,000   SP-1+      Oakland USD TRAN 3.00% due 10/24/02                              5,205,232
                         Orange County Apartment Development:
  5,275,000   VMIG 1*      Alicia Apartments Series A 1.65% VRDO AMT                      5,275,000
  8,000,000   VMIG 1*      Capistrano Pointe Apartments 1.55% VRDO                        8,000,000
 11,300,000   VMIG 1*      Foothill Oaks Apartments 1.60% VRDO AMT                       11,300,000
  8,100,000   A-1+         Lakes Joint Venture 1.55% VRDO                                 8,100,000
  9,000,000   A-1+         Park Ridge Villas 1.55% VRDO                                   9,000,000
 16,800,000   VMIG 1*      Riverbend Apartments Series B 1.55% VRDO                      16,800,000
 14,500,000   A-1+         Vintage Woods Series 98H 1.55% VRDO                           14,500,000
 11,900,000   A-1+       Orange County Housing Authority (Oasis Martinique Project)
                           1.60% VRDO                                                    11,900,000
  5,000,000   A-1+       Orange County Sanitation District Series A 1.85% VRDO            5,000,000
 12,470,000   VMIG 1*    Palo Alto USD MERLOT Series R PART FGIC-Insured
                           1.61% VRDO                                                    12,470,000
 16,800,000   A-1+       Paramount HFA MFH (Century Plaza Apartment Project)
                           1.60% VRDO AMT                                                16,800,000
  6,100,000   VMIG 1*    Paramount USD COP School Facilities Funding Program
                           1.65% VRDO                                                     6,100,000
  6,680,000   VMIG 1*    Pasadena COP (Rose Bowl Improvement Project) Series 96
                           1.60% VRDO                                                     6,680,000
  6,000,000   SP-1+      Pleasanton USD TRAN 3.00% due 7/1/03                             6,059,220
                         Port of Oakland:
 19,675,000   VMIG 1*      Munitops Series 00-5 PART FGIC-Insured 1.67% VRDO AMT         19,675,000

                       See Notes to Financial Statements.

    9   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)               September 30, 2002
================================================================================

    FACE
   AMOUNT     RATING(a)                         SECURITY                                   VALUE
===================================================================================================
$25,213,000   A-1+         Series D 1.30% due 10/4/02 TECP                           $   25,213,000
                         Puerto Rico Commonwealth:
  7,400,000   A-1+         IFA Series SGA-107 PART 2.00% VRDO                             7,400,000
  7,320,000   A-1+         Series PA 650 PART 1.68% VRDO                                  7,320,000
  2,900,000   A-1+       Puerto Rico Electric Power Authority Series SGA-44 PART
                           MBIA-Insured 1.65% VRDO                                        2,900,000
                         Puerto Rico Highway Transportation Authority:
  3,485,000   VMIG 1*      MERLOT Series FFF PART MBIA-Insured 1.60% VRDO                 3,485,000
  6,600,000   A-1          MSTC Series 00-91 PART MBIA-Insured 2.00% VRDO                 6,600,000
  7,000,000   A-1+         Series A PART AMBAC-Insured 1.45% VRDO                         7,000,000
                         Puerto Rico IFA MSTC:
 19,995,000   A-1          Series 00-103 PART 1.65% VRDO                                 19,995,000
 19,995,000   A-1          Series 00-106 PART 1.65% VRDO                                 19,995,000
                         Puerto Rico Industrial, Tourist, Educational, Medical &
                           Environmental Control Authority:
 33,630,000   A-1+           Abbot Labs Project 1.70% due 3/1/03                         33,630,000
 16,380,000   A-1            Putters Series 235 PART MBIA-Insured 1.53% VRDO             16,380,000
  2,050,000   A-1+       Puerto Rico Municipal Finance Agency Series PA-610 PART
                           FSA-Insured 1.61% VRDO                                         2,050,000
  2,400,000   A-1        Redwood City PFA COP (City Hall Project) 1.65% VRDO              2,400,000
                         Riverside County Community Facilities District Special Tax:
  5,000,000   VMIG 1*      No. 88-4 1.60% VRDO                                            5,000,000
  4,100,000   VMIG 1*      No. 89-1 1.65% VRDO                                            4,100,000
 10,900,000   VMIG 1*      No. 89-5 1.55% VRDO                                           10,900,000
                         Riverside County Housing Authority MFH:
  7,600,000   VMIG 1*      Amanda Park Project Series A 1.60% VRDO AMT                    7,600,000
  6,000,000   A-1+         Concord Colony Apartment Series B 1.56% VRDO                   6,000,000
  2,500,000   A-1          Countrywood Apartments Series C 1.56% VRDO                     2,500,000
                         Riverside County IDA:
  3,600,000   A-1+         Aluminum Body Corp. Project 1.65% VRDO AMT                     3,600,000
  1,900,000   VMIG 1*      Rockwin Corp. Series II 1.60% VRDO AMT                         1,900,000
  9,500,000   VMIG 1*    Riverside County PFA Series A 1.60% VRDO                         9,500,000
  6,500,000   VMIG 1*    Sacramento Airport Munitops Series 98-17 PART
                           FGIC-Insured 1.65% VRDO                                        6,500,000
                         Sacramento County Housing Authority MFH:
 10,000,000   A-1+         Ashford Series D 1.55% VRDO                                   10,000,000
  6,900,000   A-1+         Bent Tree Apartments Series A 1.56% VRDO                       6,900,000
 12,000,000   A-1+         Pointe Natomas Apartments Series E 1.56% VRDO                 12,000,000
 12,000,000   A-1+         River Series C 1.55% VRDO                                     12,000,000
 17,000,000   A-1+       Sacramento County Sanitation District Finance Authority
                           Series C 1.55% VRDO                                           17,000,000
 16,940,000   A-1        Sacramento Finance Authority MSTC Series 2025 PART
                           AMBAC-Insured 1.67% VRDO                                      16,940,000
 15,000,000   A-1+       Sacramento MUD Series 1 1.20% due 11/18/02 TECP                 15,000,000
 10,000,000   SP-1+      San Bernardino County TRAN 3.00% due 7/1/03                     10,097,084

                       See Notes to Financial Statements.

    10   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)               September 30, 2002
================================================================================

    FACE
   AMOUNT     RATING(a)                         SECURITY                                   VALUE
===================================================================================================
$25,250,000   A-1+       San Bernardo County COP (Medical Center Project)
                           MBIA-Insured 1.68% VRDO                                   $   25,250,000
  7,000,000   NR#        San Diego County Water Authority Series 1
                           1.30% due 10/15/02 TECP                                        7,000,000
 19,500,000   A-1+       San Diego HFA 1.65% VRDO                                        19,500,000
  6,450,000   NR#        San Diego Unified Port District Series B
                           1.55% due 10/9/02 TECP AMT                                     6,450,000
 14,500,000   VMIG 1*    San Diego Water Munitops Series 98-10 PART
                           FGIC-Insured 1.65% VRDO                                       14,500,000
                         San Dimas RDA:
  1,300,000   A-1+         1.60% VRDO                                                     1,300,000
  3,000,000   Aa1*         Community Center 1.45% VRDO                                    3,000,000
 41,340,000   VMIG 1*    San Francisco Airport Munitops Series 00-9 PART FGIC-Insured
                           2.05% due 4/30/03 AMT                                         41,340,000
  9,865,000   A-1        San Francisco Building Authority Civic Center PART
                           FGIC-Insured 1.67% due 5/10/07 AMT                             9,865,000
 15,900,000   VMIG 1*    San Francisco City & County Finance Corp. (Moscone Center
                           Expansion Project) Series 2 AMBAC-Insured 1.65% VRDO          15,900,000
                         San Francisco City & County RDA MFH:
                            Bayside Village Project:
  2,500,000   VMIG 1*        Series A 1.42% VRDO                                          2,500,000
  2,100,000   VMIG 1*        Series B 1.42% VRDO                                          2,100,000
                           Fillmore Center:
 15,500,000   A-1+           Series A-2 1.68% VRDO                                       15,500,000
  5,750,000   A-1+           Series B-2 1.73% VRDO                                        5,750,000
 50,000,000   SP-1+      San Francisco City & County USD TRAN 2.50% due 12/10/02         50,075,414
  3,200,000   VMIG 1*    San Gabriel USD COP FSA-Insured 1.65% VRDO                       3,200,000
 23,100,000   NR#        San Gabriel Valley Alameda Corridor
                           1.35% due 11/12/02 TECP                                       23,100,000
                         San Joaquin Transportation Authority TECP:
  9,100,000   A-1+         1.20% due 10/7/02                                              9,100,000
 19,200,000   A-1+         1.30% due 11/13/02                                            19,200,000
  3,000,000   A-1+         1.40% due 12/16/02                                             3,000,000
                           San Jose Finance Authority:
  5,325,000   VMIG 1*      Civic Center 1.50% VRDO                                        5,325,000
 10,800,000   VMIG 1*      Hayes Mansion Series D 1.55% VRDO                             10,800,000
                         San Jose MFH:
  3,000,000   VMIG 1*      Almaden Lake Village Apartment Project 1.63% VRDO AMT          3,000,000
  3,980,000   A-1+         Fairway Glen Series A FGIC-Insured 1.60% VRDO                  3,980,000
 16,050,000   VMIG 1*      Kimberly Woods Apartments Series A 1.55% VRDO                 16,050,000
  8,500,000   A-1+         Monterey Apartments Series F 1.65% VRDO AMT                    8,500,000
  6,880,000   VMIG 1*    Santa Ana USD COP 1.60% VRDO                                     6,880,000
 17,500,000   MIG 1*     Santa Barbara County Schools Finance Authority TRAN
                           3.00% due 6/30/03                                             17,673,138
  2,200,000   VMIG 1*    Santa Clara County Finance Authority Series B 1.60% VRDO         2,200,000

                       See Notes to Financial Statements.

    11   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)               September 30, 2002
================================================================================

    FACE
   AMOUNT     RATING(a)                         SECURITY                                   VALUE
===================================================================================================
                         Santa Clara Electric:
$ 7,965,000   AAA          Series A AMBAC-Insured 1.55% VRDO                         $    7,965,000
  4,800,000   AAA          Series B 1.55% VRDO                                            4,800,000
  4,000,000   A-1+       Santa Cruz County Housing Authority 1.45% VRDO                   4,000,000
                         Simi Valley MFH:
  5,000,000   VMIG 1*      Creekside Village Apartments 1.55% VRDO                        5,000,000
  7,800,000   VMIG 1*      Shadowridge Apartments 1.60% VRDO                              7,800,000
  5,400,000   SP-1+      Sonoma County TRAN 3.00% due 11/19/02                            5,411,541
 37,400,000   MIG 1*     South Coast Local Education Agency TRAN Series A
                           3.00% due 6/30/03                                             37,770,023
 14,258,000   VMIG 1*    South East Resource Recovery Facilities Authority Series A
                           1.50% VRDO                                                    14,258,000
 11,090,000   A-1        South Orange PFA MSTC Series 2030 PART FSA-Insured
                           1.67% VRDO                                                    11,090,000
 20,475,000   VMIG 1*    South Placer Wasterwater Authority Series B FGIC-Insured
                           1.60% VRDO                                                    20,475,000
                         Southern California Public Power Authority (Transmission
                           Project) FSA-Insured:
 10,000,000   VMIG 1*        1.55% VRDO                                                  10,000,000
 17,300,000   A-1+           1.55% VRDO                                                  17,300,000
 28,300,000   A-1+           1.60% VRDO                                                  28,300,000
  5,000,000   A-1+       Temecula PFA Community Facilities District Harveston
                           Series A 1.65% VRDO                                            5,000,000
 13,800,000   A-1+       Torrance Hospital Little Co. of Mary Hospital 1.65% VRDO        13,800,000
  2,950,000   A-1+       Upland MFH (Northwoods Apartments Project) 1.60% VRDO            2,950,000
 13,310,000   A-1+       Val Verde USD Series A PART FSA-Insured 1.58% VRDO              13,310,000
 10,715,000   A-1+       Vallejo Capital Improvements Project PART 1.65% VRDO            10,715,000
  5,250,000   A-1+       Vallejo MFH Hillside Terrace Apartments 1.60% VRDO AMT           5,250,000
  5,185,000   VMIG 1*    Vallejo USD TRAN 1.60% VRDO                                      5,185,000
  4,300,000   VMIG 1*    Walnut Creek MFH Creekside Drive Apartments 1.40% VRDO           4,300,000
 13,460,000   A-1+       West Basin Municipal Water District 1.65% VRDO                  13,460,000
  8,885,000   A-1+       Westminster RDA AMBAC-Insured 1.65% VRDO                         8,885,000
---------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $2,511,695,547**)                                  $2,511,695,547
===================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except for those which are identified by an asterisk (*), are rated by Moody's Investors Service ("Moody's").

# Security has not been rated by either Moody's or Standard & Poor's. However, the Board of Trustees has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 13 and 14 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

    12   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Rating "AA" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each "Aa" rating, where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    -- Bonds rated "Aaa" by Moody's are judged to be of the best quality.
          They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

================================================================================
Short-Term Security Ratings (unaudited)
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+)sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

MIG 1  -- Moody's highest rate for short-term municipal obligations.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

    13   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Security Descriptions (unaudited)
================================================================================

ABAG     -- Association of Bay Area Governments
AIG      -- American International Guaranty
AMBAC    -- American Municipal Bond Assurance Corporation
AMT      -- Alternative Minimum Tax
BAN      -- Bond Anticipation Notes
BIG      -- Bond Investors Guaranty
CGIC     -- Capital Guaranty Insurance Company
CHFCLI   -- California Health Facility Construction Loan Insurance
CONNIE
  LEE    -- College Construction Loan Insurance Association
COP      -- Certificate of Participation
CSD      -- Central School District
EDA      -- Economic Development Authority
EFA      -- Educational Facilities Authority
ETM      -- Escrowed To Maturity
FGIC     -- Financial Guaranty Insurance Company
FHA      -- Federal Housing Administration
FHLMC    -- Federal Home Loan Mortgage Corporation
FLAIRS   -- Floating Adjustable Interest Rate Securities
FNMA     -- Federal National Mortgage Association
FRTC     -- Floating Rate Trust Certificates
FSA      -- Federal Savings Association
GIC      -- Guaranteed Investment Contract
GNMA     -- Government National Mortgage Association
GO       -- General Obligation
HDC      -- Housing Development Corporation
HFA      -- Housing Finance Authority
IBC      -- Insured Bond Certificates
IDA      -- Industrial Development Authority
IDB      -- Industrial Development Board
IDR      -- Industrial Development Revenue
IFA      -- Infrastructure Finance Agency
INFLOS   -- Inverse Floaters
ISO      -- Independent System Operator
LOC      -- Letter of Credit
MBIA     -- Municipal Bond Investors Assurance Corporation
MERLOT   -- Municipal Exempt Receipts Liquidity Optional Tender
MFH      -- Multi-Family Housing
MSTC     -- Municipal Securities Trust Certificates
MUD      -- Municipal Utilities District
MVRICS   -- Municipal Variable Rate Inverse Coupon Security
PART     -- Partnership Structure
PCFA     -- Pollution Control Finance Authority
PCR      -- Pollution Control Revenue
PFA      -- Public Financing Authority
RAN      -- Revenue Anticipation Notes
RAW      -- Revenue Anticipation Warrants
RDA      -- Redevelopment Agency
RIBS     -- Residual Interest Bonds
RITES    -- Residual Interest Tax-Exempt Securities
SWAP     -- Swap Structure
TAN      -- Tax Anticipation Notes
TECP     -- Tax Exempt Commercial Paper
TOB      -- Tender Option Bond Structure
TRAN     -- Tax and Revenue Anticipation Notes
UFSD     -- Unified Free School District
UHSD     -- Unified High School District
USD      -- Unified School District
VA       -- Veterans Administration
VRDO     -- Variable Rate Demand Obligation
VRWE     -- Variable Rate Wednesday Demand
XLCA     -- XL Capital Assurance

    14   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)               September 30, 2002
================================================================================

ASSETS:
  Investments, at amortized cost                                  $2,511,695,547
  Cash                                                                    40,311
  Receivable for securities sold                                      48,183,654
  Interest receivable                                                  9,281,678
  Other assets                                                            23,575
--------------------------------------------------------------------------------
  Total Assets                                                     2,569,224,765
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    31,202,852
  Dividends payable                                                      937,476
  Management fee payable                                                 776,727
  Distribution fees payable                                              287,734
  Accrued expenses                                                       398,034
--------------------------------------------------------------------------------
  Total Liabilities                                                   33,602,823
--------------------------------------------------------------------------------
Total Net Assets                                                  $2,535,621,942
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                      $    2,535,558
  Capital paid in excess of par value                              2,532,929,146
  Accumulated net realized gain from security transactions               157,238
--------------------------------------------------------------------------------
Total Net Assets                                                  $2,535,621,942
--------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                          2,535,555,247
  ------------------------------------------------------------------------------
  Class Y                                                                  2,639
  ------------------------------------------------------------------------------
Net Asset Value, per share:
  Class A (and redemption price)                                  $         1.00
  ------------------------------------------------------------------------------
  Class Y (and redemption price)                                  $         1.00
================================================================================

                       See Notes to Financial Statements.

    15   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended September 30, 2002

INVESTMENT INCOME:
  Interest                                                           $19,035,519
--------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 4)                                              6,506,025
  Distribution fees (Note 4)                                           1,303,281
  Shareholder and system servicing fees                                  226,789
  Custody                                                                113,206
  Registration fees                                                       74,001
  Shareholder communications                                              40,435
  Audit and legal                                                         21,695
  Trustees' fees                                                          11,674
  Other                                                                   16,273
--------------------------------------------------------------------------------
  Total Expenses                                                       8,313,379
--------------------------------------------------------------------------------
Net Investment Income                                                 10,722,140
--------------------------------------------------------------------------------
Net Realized Gain From Security Transactions                             161,989
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $10,884,129
================================================================================

                       See Notes to Financial Statements.

    16   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended September 30, 2002 (unaudited) and the Year Ended March 31, 2002

                                             September 30           March 31
===============================================================================
OPERATIONS:
  Net investment income                    $     10,722,140    $     48,855,737
  Net realized gain (loss)                          161,989              (4,751)
-------------------------------------------------------------------------------
  Increase in Net Assets From Operations         10,884,129          48,850,986
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                         (10,722,140)        (48,855,737)
  Net realized gains                                     --              (7,488)
-------------------------------------------------------------------------------
  Decrease in Net Assets From

    Distributions to Shareholders               (10,722,140)        (48,863,225)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares            4,234,682,565       9,738,127,975
  Net asset value of shares issued for
    reinvestment of dividends                    10,871,753          50,627,607
  Cost of shares reacquired                  (4,328,433,582)    (10,525,848,370)
-------------------------------------------------------------------------------
  Decrease in Net Assets From

    Fund Share Transactions                     (82,879,264)       (737,092,788)
-------------------------------------------------------------------------------
Decrease in Net Assets                          (82,717,275)       (737,105,027)

NET ASSETS:
  Beginning of period                         2,618,339,217       3,355,444,244
-------------------------------------------------------------------------------
  End of period                            $  2,535,621,942    $  2,618,339,217
===============================================================================

                       See Notes to Financial Statements.

    17   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The California Money Market Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, National, Pennsylvania, Massachusetts Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

    18   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

2. Portfolio Concentration

Since the Portfolio invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

3. Exempt-Interest Dividends and Other Distributions

The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended September 30, 2002, the Portfolio paid transfer agent fees of $209,453 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

    19   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

5. Shares of Beneficial Interest

At September 30, 2002, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of the Portfolio were as follows:

                                       Six Months Ended         Year Ended
                                      September 30, 2002      March 31, 2002
================================================================================
Class A
Shares sold                             4,234,682,565          9,738,127,975
Shares issued on reinvestment              10,871,737             50,627,559
Shares reacquired                      (4,328,433,582)       (10,525,848,370)
--------------------------------------------------------------------------------
Net Decrease                              (82,879,280)          (737,092,836)
================================================================================
Class Y
Shares sold                                        --                     --
Shares issued on reinvestment                      16                     48
Shares reacquired                                  --                     --
--------------------------------------------------------------------------------
Net Increase                                       16                     48
================================================================================


    20   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights

================================================================================

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares               2002(1)         2002         2001         2000         1999         1998
=======================================================================================================
Net Asset Value,
  Beginning of Period       $   1.00       $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
-------------------------------------------------------------------------------------------------------
Net investment income          0.004          0.016        0.030        0.025        0.026        0.029
Dividends from net
  investment income           (0.004)        (0.016)      (0.030)      (0.025)      (0.026)      (0.029)
-------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period             $   1.00       $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
-------------------------------------------------------------------------------------------------------
Total Return                    0.41%++        1.66%        3.03%        2.49%        2.61%        2.98%
-------------------------------------------------------------------------------------------------------
Net Assets, End of
  Period (millions)         $  2,536       $  2,618     $  3,355     $  3,095     $  2,136     $  1,789
-------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses(2)                   0.65%+         0.63%        0.63%        0.66%        0.64%        0.63%
  Net investment income         0.84+          1.67         2.97         2.46         2.55         2.92
=======================================================================================================

Class Y Shares               2002(1)         2002         2001         2000         1999         1998
=======================================================================================================
Net Asset Value,
  Beginning of Period       $   1.00       $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
-------------------------------------------------------------------------------------------------------
Net investment income          0.005          0.018        0.031        0.025        0.026        0.031
Dividends from net
  investment income           (0.005)        (0.018)      (0.031)      (0.025)      (0.026)      (0.031)
-------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period             $   1.00       $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
-------------------------------------------------------------------------------------------------------
Total Return                    0.55%++        1.78%        3.12%        2.57%        2.60%        3.09%
-------------------------------------------------------------------------------------------------------
Net Assets, End of
  Period (000s)             $      3       $      3     $      3     $      2     $      2     $  3,413
-------------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses(3)                   0.53%+         0.54%        0.54%        0.55%        0.51%        0.54%
  Net investment income         0.99+          1.72         3.06         2.58         2.68         3.01
=======================================================================================================

(1)       For the six months ended September 30, 2002 (unaudited).
(2) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.80% for Class A shares.
(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.70% for Class Y shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+         Annualized.


    21   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
  MUNI FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken, Chairman
Richard E. Hanson, Jr.
Paul Hardin
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Julie P. Callahan
Vice President and
Investment Officer

Joseph P. Deane
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT
MANAGER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

Smith Barney Muni Funds

This report is submitted for general information of the shareholders of Smith Barney Muni Funds -- California Money Market Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after December 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNI FUNDS

Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD0805 11/02
02-4031

--------------------------------------------------------------------------------

           -----------------------------------------------------------
                                  SMITH BARNEY
                                   MUNI FUNDS
                               MASSACHUSETTS MONEY
                                MARKET PORTFOLIO
           -----------------------------------------------------------

                     SEMI-ANNUAL REPORT | SEPTEMBER 30, 2002

                 [LOGO] Smith Barney
                        Mutual Funds

                 Your Serious Money. Professionally Managed.(SM)

           -----------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
           -----------------------------------------------------------

--------------------------------------------------------------------------------

Dear Shareholder,

       [PHOTO OMITTED]          [PHOTO OMITTED]            [PHOTO OMITTED]

       R. JAY                   JOSEPH P.                  JULIE P.
       GERKEN                   DEANE                      CALLAHAN

       Chairman                 Vice President and         Vice President and
                                Investment Officer         Investment Officer

We are pleased to provide the semi-annual report for Smith Barney Muni Funds - Massachusetts Money Market Portfolio ("Portfolio") for the period ended September 30, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders

Please note that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Smith Barney Muni Funds replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Review

For the six months ended September 30, 2002, the Portfolio's Class A shares returned 0.43%. In comparison, the 90-day U.S. Treasury bill returned 0.83% for the same period.

As of September 30, 2002, the Portfolio's seven-day current yield was 0.96% and its seven-day effective yield(1), which reflects compounding, was 0.96%. Please note that these numbers are the same due to rounding.

----------
(1) The seven-day effective yield is calculated similarly to the seven-day yield but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.


    1   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

The Portfolio's performance was dragged down by a number of factors during the period. Most notably, an increase in demand for the types of high quality short-term municipal obligations the Portfolio invests in pushed up the price of many of these securities and caused a considerable decline in the Portfolio's returns (as price and yield of fixed-income securities are inversely related). The Federal Open Market Committee's ("FOMC or Committee")(2) aggressive short-term interest rate cuts throughout 2001 also contributed to lower yields.

Investment Strategy

The Portfolio seeks to provide income exempt from both regular federal income taxes and Massachusetts personal income taxes(3) from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Please note that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

Portfolio Manager Market Overview

The FOMC lowered short-term interest rates eleven times in 2001 in an effort to boost an ailing economy. Seeing little improvement, the Committee decided to leave the federal funds rate ("fed funds rate")(4) unchanged at its historically low level of 1.75% during each of the six meetings it held throughout the first nine months of 2002. We believe that the FOMC has been cautious about raising rates because its members did not want to jeopardize any potential economic recovery. Instead, the FOMC appears to be waiting for more convincing evidence showing that U.S. economy is on track for a sustainable recovery before increasing the fed funds rate. The FOMC issued a statement on September 24 explaining that the Committee's accommodative monetary policy, combined

----------
(2) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(3) Please note a portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT"). Capital gains, if any, are fully taxable. Please consult your personal tax adviser.
(4) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


    2   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders
with a "robust underlying growth in productivity" in the country should help businesses recover. "However," the Committee warned, "considerable uncertainty persists about the extent and timing of the expected pickup in production and employment owing in part to the emergence of heightened geopolitical risks."

Portfolio Manager Massachusetts Highlights

We believe that the Commonwealth of Massachusetts has a very broad and diversified economy. Over the last several years, Massachusetts enjoyed strong economic growth that contributed to a strong reserves fund. However, due to the downturn in the economy over the past year, the Commonwealth was forced to tap into these reserves in order to balance its budget for the fiscal year 2002. In our opinion, the Commonwealth found itself in this undesirable situation because of a reduction in revenues flowing into the State's coffers. This revenue shortfall was the direct result of a drop in personal income among taxpayers and a drop in the amount of capital gains taxes that were paid. In fiscal year 2003, Massachusetts will once again face the challenge of trying to close a budget gap with fewer reserves to rely on. We will continue to closely monitor the Commonwealth's progress.

Portfolio Manager Portfolio Outlook

Going forward, we will continue to be prudent with respect to credit quality and diversification(5), focusing on high-quality, liquid issues consisting of both variable and fixed-rate products to maximize current income. We anticipate maintaining an average maturity target of roughly 50 days as we attempt to take advantage of possible higher interest rates if and when the FOMC sees the economy strengthening and increases the fed funds rate.

Generally, we remain cautiously optimistic about the economy. In our view, the U.S. economy appears to have bottomed out. Barring any further terrorism attacks or acts of war, we believe the economic environment will improve faster than many people expect.

----------
(5)   Diversification does not assure against market loss.


    3   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

Thank you for your investment in Smith Barney Muni Funds - Massachusetts Money Market Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ R. Jay Gerken          /s/ Joseph P. Deane       /s/ Julie P. Callahan


R. Jay Gerken              Joseph P. Deane           Julie P. Callahan
Chairman                   Vice President and        Vice President and
                           Investment Officer        Investment Officer

October 16, 2002

The information provided in this letter by the portfolio managers represents the opnion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 5 and 6 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance, and the portfolio managers' views are as of September 30, 2002 and are subject to change.


    4   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                           September 30, 2002
================================================================================

     FACE
    AMOUNT     RATING(a)                     SECURITY                                    VALUE
=================================================================================================
$   950,000    A-1+      Boston Water & Sewer Commissions Series A 1.70% VRDO        $    950,000
  4,500,000    MIG 1*    Bourne BAN 2.50% due 7/25/03                                   4,534,220
  5,000,000    MIG 1*    Brookline BAN 2.50% due 5/15/03                                5,021,280
  7,000,000    MIG 1*    Clinton BAN 2.25% due 2/6/03                                   7,019,138
                         Clipper Tax Exempt Trust PART:
  4,767,000    VMIG 1*     Certificates 2000-2 MBIA-Insured 1.60% due 1/1/08            4,767,000
  5,861,000    VMIG 1*     Series 98-8 AMBAC-Insured 1.73% VRDO                         5,861,000
  2,150,000    MIG 1*    Foxborough BAN 2.00% due 10/3/02                               2,150,070
  5,000,000    MIG 1*    Holliston BAN 2.50% due 5/22/03                                5,020,989
  5,000,000    MIG 1*    Lexington BAN 2.25% due 2/14/03                                5,011,919
                         Massachusetts Bay Transportation Authority:
  3,000,000    A-1+        1.60% VRDO                                                   3,000,000
  2,890,000    A-1         1.75% VRDO                                                   2,890,000
                         Massachusetts Development Finance Agency:
  6,500,000    NR+         1.35% due 11/1/02 TECP                                       6,500,000
  1,000,000    NR+         1.40% due 12/20/02 TECP                                      1,000,000
    678,000    NR+         1.55% due 12/20/02 TECP                                        678,000
 12,300,000    A-1+        Boston University Series R-3 XLCA-Insured 1.50% VRDO        12,300,000
  2,280,000    A-1         Cider Mills Farms Co. Inc. VRDO AMT                          2,280,000
  2,430,000    A-1         Decas Cranberry 1.75% VRDO AMT                               2,430,000
  7,900,000    A-1+        Draper Laboratory Issue 1.75% VRDO                           7,900,000
  3,700,000    NR+         Epichem Inc. 1.80% VRDO AMT                                  3,700,000
  2,815,000    NR+         Hatfield Inc. Project 1.80% VRDO AMT                         2,815,000
  7,700,000    A-1+        Higher Education - Smith College 1.55% VRDO                  7,700,000
  3,300,000    A-1         Horner Millwork 1.75% VRDO AMT                               3,300,000
  3,000,000    A-1         Lasell Village Project 1.70% VRDO                            3,000,000
  1,650,000    A-1         Metalcrafters Inc. Series 99 1.75% VRDO AMT                  1,650,000
 18,750,000    VMIG 1*     Notre Dame Health Care 1.70% VRDO                           18,750,000
  5,745,000    VMIG 1*     Resource Recovery Series 563 PART 1.60% due 1/1/16           5,745,000
  7,300,000    A-1+        Solid Waste Newark Group Project Series C
                             1.75% VRDO AMT                                             7,300,000
                         Massachusetts HEFA:
  1,700,000    A-1+        Amherst College Series F 1.60% VRDO                          1,700,000
  4,905,000    A-1+        Berklee College of Music Series 385 PART 1.75% VRDO          4,905,000
  5,110,000    VMIG 1*     Brigham & Womens Hospital 1.65% VRDO                         5,110,000
  2,900,000    VMIG 1*     Capital Asset Program Series E 2.10% VRDO                    2,900,000
  4,740,000    VMIG 1*     Corporate Independent Living Series 99 1.65% VRDO            4,740,000
                           Harvard University:
  2,300,000    A-1+          MSTC Series SGA 97 PART 2.10% VRDO                         2,300,000
  2,500,000    A-1+          Series EE 1.50% due 10/4/02 TECP                           2,500,000
  4,390,000    VMIG 1*     Simmons College MERLOT Series T PART AMBAC-Insured
                             1.70% VRDO                                                 4,390,000
  2,200,000    A-1+        University of Massachusetts Series A 1.60% VRDO              2,200,000
  1,185,000    A-1+        Wellesley College 1.55% VRDO                                 1,185,000
  5,700,000    A-1+        Williams College 1.56% VRDO                                  5,700,000

                       See Notes to Financial Statements.


    5   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)               September 30, 2002
================================================================================

     FACE
    AMOUNT     RATING(a)                     SECURITY                                    VALUE
=================================================================================================
                         Massachusetts HFA:
                           MFH:
$ 6,600,000    VMIG 1*       Princeton Crossings 1.75% VRDO AMT                      $  6,600,000
  1,700,000    A-1+          Project A 1.65% VRDO                                       1,700,000
 12,550,000    A-1+          Series A 1.65% VRDO                                       12,550,000
    520,000    A-1         Municipal Securities Trust Series 1997-9 Class A PART
                             MBIA-Insured 1.78% VRDO AMT                                  520,000
                         Massachusetts Industrial Finance Agency:
  1,260,000    A-1         420 Newburyport Turnpike Series 98 1.75% VRDO AMT            1,260,000
    400,000    A-1+        Gordon College 1.65% VRDO                                      400,000
    700,000    NR+         Peterson American Corp. 1.95% VRDO AMT                         700,000
  3,000,000    NR+       Massachusetts Municipal Wholesale Electric Co.
                           1.30% due 11/8/02 TECP                                       3,000,000
  5,175,000    VMIG 1*   Massachusetts State College Building Authority MERLOT
                           Series B11 PART AMBAC-Insured 1.70% VRDO                     5,175,000
                         Massachusetts State GO:
  1,500,000    A-1+        Series A 2.05% VRDO                                          1,500,000
  1,700,000    A-1+        Series B 1.65% VRDO                                          1,700,000
  5,100,000    A-1+        Series C 1.70% VRDO                                          5,100,000
  2,000,000    A-1+        Series G 1.55% due 11/7/02 TECP                              2,000,000
    300,000    VMIG 1*   Massachusetts State Turnpike Authority CTFS 335
                           PART AMBAC-Insured 1.73% VRDO                                  300,000
                         Massachusetts Water Authority:
  4,900,000    NR+         Series 94 1.35% due 10/7/02 TECP                             4,900,000
  3,500,000    NR+         Series 95 1.35% due 12/12/02 TECP                            3,500,000
  6,000,000    A-1+        Series B FGIC-Insured 1.60% VRDO                             6,000,000
  5,000,000    MIG 1*    Newton BAN 2.50% due 8/29/03                                   5,052,029
  4,836,500    MIG 1*    North Reading BAN 2.25% due 9/26/03                            4,871,705
  1,325,000    SP-1+     Redding BAN 2.75% due 1/9/03                                   1,328,566
  5,000,000    NR+       Springfield BAN 3.00% due 7/8/03                               5,050,937
  4,500,000    MIG 1*    Westwood BAN 3.00% due 8/7/03                                  4,558,368
  5,000,000    MIG 1*    Woburn BAN 2.75% due 6/13/03                                   5,037,094
-------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $253,707,315**)                                    $253,707,315
=================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except for those identified by an asterisk (*) which are rated by Moody's Investors Service ("Moody's").

+ Security has not been rated by either Moody's or Standard & Poor's. However, the Board of Trustees had determined this security to be considered a first tier quality issue due to enhancement features, such as insurance and/or irrevocable letters of credit.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 7 and 8 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


    6   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Rating "AA" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA    -- Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA     -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to generic rating "Aa", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

================================================================================
Short-Term Security Ratings (unaudited)
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+)sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO. MIG 1 -- Moody's highest rate for short-term municipal obligations.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


    7   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Security Descriptions (unaudited)
================================================================================

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CGIC   -- Capital Guaranty Insurance Company
CHFCLI -- California Health Facility Construction Loan Insurance
CONNIE -- College Construction Loan
LEE       Insurance Association
COP    -- Certificate of Participation
CSD    -- Central School District
CTFS   -- Certificates
EDA    -- Economic Development Authority
ETM    -- Escrowed To Maturity
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Federal Savings Association
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HDC    -- Housing Development Corporation
HEFA   -- Health & Educational Facilities Authority
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
Inflos -- Inverse Floaters
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MERLOT -- Municipal Exempt Receipts Liquidity Optional Tender
MFH    -- Multi-Family Housing
MSTC   -- Municipal Securities Trust Certificates
MUD    -- Municipal Utilities District
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PART   -- Partnership Structure
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
RAW    -- Revenue Anticipation Warrants
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt Securities
SWAP   -- Swap Structure
TAN    -- Tax Anticipation Notes
TECP   -- Tax Exempt Commercial Paper
TOB    -- Tender Option Bond Structure
TRAN   -- Tax and Revenue Anticipation Notes
UFSD   -- Unified Free School District
UHSD   -- Unified High School District
USD    -- Unified School District
VA     -- Veterans Administration
VRDO   -- Variable Rate Demand Obligation
XLCA   -- XL Capital Assurance


    8   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)               September 30, 2002
================================================================================

ASSETS:
  Investments, at amortized cost                                    $253,707,315
  Cash                                                                    10,290
  Receivable for securities sold                                       3,000,378
  Interest receivable                                                    765,417
  Other assets                                                               316
--------------------------------------------------------------------------------
  Total Assets                                                       257,483,716
--------------------------------------------------------------------------------

LIABILITIES:
  Dividends payable                                                       96,539
  Distribution fee payable                                                48,514
  Management fee payable                                                  42,194
  Accrued expenses                                                       135,956
--------------------------------------------------------------------------------
  Total Liabilities                                                      323,203
--------------------------------------------------------------------------------
Total Net Assets                                                    $257,160,513
================================================================================

NET ASSETS:
  Par value of shares of beneficial interest                        $    257,035
  Capital paid in excess of par value                                256,778,322
  Accumulated net realized gain from security transactions               125,156
--------------------------------------------------------------------------------
Total Net Assets                                                    $257,160,513
================================================================================
Shares Outstanding                                                   257,035,357
--------------------------------------------------------------------------------
Net Asset Value, Per Share (and redemption price)                   $       1.00
================================================================================

                       See Notes to Financial Statements.


    9   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended September 30, 2002

INVESTMENT INCOME:
  Interest                                                          $ 2,155,109
--------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 4)                                               714,151
  Distribution fee (Note 4)                                             142,830
  Transfer agent fees                                                    23,815
  Shareholder communications                                             18,740
  Audit and legal                                                        16,175
  Registration fees                                                      16,079
  Custody                                                                10,571
  Trustees' fees                                                          1,123
  Other                                                                   2,618
--------------------------------------------------------------------------------
  Total Expenses                                                        946,102
  Less: Management fee waiver (Note 4)                                  (17,705)
--------------------------------------------------------------------------------
  Net Expenses                                                          928,397
--------------------------------------------------------------------------------
Net Investment Income                                                 1,226,712
--------------------------------------------------------------------------------
Net Realized Gain on Investments                                        125,637
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 1,352,349
================================================================================

                       See Notes to Financial Statements.


   10   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended September 30, 2002 (unaudited) and the Year Ended March 31, 2002

                                                 September 30        March 31
================================================================================
OPERATIONS:
  Net investment income                         $   1,226,712     $   5,619,307
  Net realized gain (loss)                            125,637              (481)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations            1,352,349         5,618,826
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                            (1,226,712)       (5,619,307)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distribution to Shareholders                   (1,226,712)       (5,619,307)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares                454,506,381       943,099,446
  Net asset value of shares issued for
    reinvestment of dividends                       1,285,312         5,872,366
  Cost of shares reacquired                      (498,688,170)     (984,996,625)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                       (42,896,477)      (36,024,813)
--------------------------------------------------------------------------------
Decrease in Net Assets                            (42,770,840)      (36,025,294)

NET ASSETS:
  Beginning of period                             299,931,353       335,956,647
--------------------------------------------------------------------------------
  End of period                                 $ 257,160,513     $ 299,931,353
================================================================================

                       See Notes to Financial Statements.


   11   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1. Significant Accounting Policies

The Massachusetts Money Market Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, National, New York, Pennsylvania, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (e) dividends and distributions to shareholders are recorded on ex-dividend date;
(f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


   12   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

2. Portfolio Concentration

Since the Portfolio invests primarily in obligations of issuers within Massachusetts, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Massachusetts.

3. Exempt-Interest Dividends and Other Distributions

The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly. For the six months ended September 30, 2002, SBFM waived a portion of its management fee amounting to $17,705.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended September 30, 2002, the Portfolio paid transfer agent fees of $20,037 to CTB.


   13   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

5. Shares of Beneficial Interest

At September 30, 2002, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Portfolio were as follows:

                                    Six Months Ended            Year Ended
                                   September 30, 2002         March 31, 2002
================================================================================
Class A
Shares sold                           454,506,381               943,099,446
Shares issued on reinvestment           1,285,312                 5,872,366
Shares reacquired                    (498,688,170)             (984,996,625)
--------------------------------------------------------------------------------
Net Decrease                          (42,896,477)              (36,024,813)
================================================================================


   14   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                            2002(1)        2002        2001       2000(2)
=========================================================================================
Net Asset Value, Beginning of Period     $  1.00       $  1.00     $  1.00     $  1.00
-----------------------------------------------------------------------------------------
Net investment income(3)                   0.004         0.018       0.034       0.016
Dividends from net investment income      (0.004)       (0.018)     (0.034)     (0.016)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period           $  1.00       $  1.00     $  1.00     $  1.00
Total Return                                0.43%++       1.81%       3.46%       1.66%++
-----------------------------------------------------------------------------------------
Net Assets, End of Period (millions)     $   257       $   300     $   336     $   260
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)(4)                            0.65%+        0.65%       0.65%       0.65%+
  Net investment income                     0.86+         1.80        3.36        3.05+
=========================================================================================

(1)   For the six months ended September 30, 2002 (unaudited).
(2) For the period from September 14, 1999 (commencement of operations) to March 31, 2000.
(3) The manager waived a portion of its fees for the six months ended September 30, 2002, the years ended March 31, 2002, March 31, 2001, and the period ended March 31, 2000. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                         Per Share Decreases to           Expense Ratios
                          Net Investment Income         Without Fee Waiver
                         ----------------------         ------------------
      2002(1)                    $0.000*                      0.67%+
      2002                        0.000*                      0.66
      2001                        0.000*                      0.66
      2000                        0.001                       0.76+

(4) As a result of voluntary expense limitations, the expense ratio will not exceed 0.65%.
*     Amount represents less than $0.001 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


   15   Smith Barney Muni Funds | 2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SMITH BARNEY
MUNI FUNDS
--------------------------------------------------------------------------------

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken, Chairman
Richard E. Hanson, Jr.
Paul Hardin
Roderick C. Rasmussen
John P. Toolan

OFFICERS

R. Jay Gerken
President and Chief
Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Julie P. Callahan
Vice President and
Investment Officer

Joseph P. Deane
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------
Smith Barney Muni Funds
--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Muni Funds - Massachusetts Money Market Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after December 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNI FUNDS
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD01736 11/02                                                            02-4040